                        COMMONWEALTH OF MASSACHUSETTS

                        DEPARTMENT OF PUBLIC UTILITIES





                                    )
Electric Utility Industry           )           D.P.U. Docket Nos.
Restructuring                       )           96-100 and 96-23
                                    )










                              BOSTON EDISON COMPANY





                       RESTRUCTURING SETTLEMENT AGREEMENT









DATED:  JULY 1997

                                  BOSTON EDISON
                                Executive Offices
                               800 Boylston Street
                           Boston, Massachusetts  02199


Douglas S. Horan                                              (617) 424-2635
Senior Vice President and General Counsel                 Fax (617) 424-2733

                                             July 8, 1997



Ms. Mary L. Cottrell
Secretary
Department of Public Utilities
100 Cambridge Street - 12th flr
Boston, Massachusetts  02202

             Re:   Boston Edison Company
                   DPU 96-100 and DPU 96-23

Dear Secretary Cottrell:

     I am pleased to forward to you for filing with the Department a Restructuring Settlement Agreement entered into between Boston Edison Company, Massachusetts Attorney General Scott Harshbarger, the Massachusetts Division of Energy Resources, and Alternate Power Source, American National Power, Citizens Power, Competitive Power Coalition, Conservation Law Foundation, Consumer Advisory Panel, Greater Boston Chamber of Commerce, Intercontinental Energy Corp., Massachusetts High Technology Council, Northeast Energy and Commerce Association, Northeast Energy Efficiency Council, Polaroid Corporation, Retailers Association of Massachusetts, The Energy Consortium, U.S. Generating Company. Also enclosed for filing is a Joint Motion of the Parties to the Settlement requesting that the Department approve this Settlement by September 15, 1997. I have provided a brief description of the key elements of the Settlement below. We assume the Department will hold public hearings on this Settlement. At that time we will make available various individuals to address the provisions of this Settlement in more detail.

General Overview

     The Settlement is designed to provide a resolution of issues presented in the industry restructuring Docket Nos. D.P.U. 96-100 and D.P.U. 96-23. Once approved by the Department, this Settlement will require a restructuring of Boston Edison in furtherance of the competitive market structure objectives of the Department and will implement, Consumers First, the restructuring plan of the Attorney General as applied to Boston Edison. The Settlement includes a commitment by Boston Edison to voluntarily

Ms. Mary L. Cottrell
July 8, 1997
Page 2


divest its generation business, except for Pilgrim Station, through a sale or spin-off of 100 percent of that business. It also requires the Company to use its best efforts to dispose of its above-market purchase power contracts. In consideration for these and other commitments the Settlement assures Boston Edison's recovery of 100% of its stranded costs.

     This Settlement also resolves certain ratemaking issues before the Department for Boston Edison and assures that Boston Edison's rates to retail customers comply fully with the requirements of the Attorney General's principles. In particular, each customer will receive a 10 percent decrease in rates. Boston Edison also maintains its strong commitment to Demand Side Management and renewables by fixing budgets totaling nearly $210 million over the next four years. Finally, this Settlement resolves certain other issues necessary to implement retail choice for Boston Edison's customers on the Retail Access Date, which is defined as the later of January 1, 1998 or the date when retail access is made available to all customers of the investor-owned utilities in Massachusetts.

Generation Assets and Purchased Power Contracts

     The Settlement sets out a comprehensive approach for the valuation and divestiture of the Company's generation assets, including its purchased power contracts.

     In regards to its fossil generating facilities the Settlement requires that the Company divest those assets. Within ten days of filing this Settlement Agreement with the Department, the Company will file with the Department, for informational purposes only, a detailed plan for the sale of it non-nuclear generation assets. The plan calls for the Company to hold an auction of its various facilities, with the Department reviewing and approving the final sales agreement when they are executed. It is the Company's goal to close on these sales before the end of 1997.

     There is no requirement that the Company divest Pilgrim, its only nuclear asset. However, the Company has agreed to submit a plan to the Department by January 1, 1999, establishing a process by which a market valuation of Pilgrim will be completed by the end of 2002. During the first three years of operation following the Retail Access Date, Boston Edison will assume 75% of the risk of Pilgrim's operation. Following that period the Company will assume 100% of that risk. In addition, various performance standards will be imposed on Pilgrim's operation.

Ms. Mary L. Cottrell
July 8, 1997
Page 3


     In regards to power purchase contracts, the Company has agreed to endeavor to try to terminate or to reduce its obligations under these contracts. To this end it will file a plan with the Department by July 1, 1998, setting forth its strategies for achieving this objective.

RETAIL RATES

     Boston Edison will freeze its base rates until the Retail Access Date, provided that date occurs prior to January 1, 2001. Prior to the Retail Access Date, Boston Edison will unbundle its retail rates in accordance with its filing and the Department's order in Docket No. DPU 97-40. The fuel charge will remain in effect on a fully reconciling basis and the Company's New Performance Adjustment Charge and Generating Unit Performance Program requirements also will remain in effect.

     Following the Retail Access Date, the Company's rates will consist of a distribution charge, a transmission charge, an access charge and a standard offer service charge.

     The distribution charge will remain in effect until at least January 1, 2001. It will contain provisions for performance based penalties based on customer satisfaction and distribution system reliability. The Company has created a storm fund of $8 million, which will be funded initially from the proceeds of the sale of certain clean air credits. There also is a rate of return collar. The Company is able to increase its ROE should it fall below 6% and will share with customers any amount in excess of 11%. The low income discount of 40% will remain in effect and the Company will protect against redlining by paying suppliers of low income customers directly for power delivered up to the standard offer prices.

     The transmission charge will be designed to collect all of the Company's FERC approved transmission costs. It will be collected on a fully reconciling basis. In addition, the Company will be allowed to collect transmission congestion costs, so long as they are not accounted for in other charges.

     The access charge is designed to collect 100% of the Company's stranded costs. It will consist of fixed and variable components. The fixed components include primarily unrecovered net book value of generation plant and generation-related regulatory assets. The net proceeds of fossil divestiture, Pilgrim valuation and transfer of purchase power contracts will be credited to the fixed portion of the access charge. The variable component of the access charge will include primarily nuclear decommissioning costs, above-market purchased power contracts, above market fuel transportation contracts,

Ms. Mary L. Cottrell
July 8, 1997
Page 4


payments in lieu of property taxes and employee severance and retirement costs. The access charge will remain in effect for 12 years, except that above market purchase power contracts and nuclear decommissioning will be collected over a longer period, as costs are incurred. It will be fixed at
3.51 cents per kWh for 1998 and will decline thereafter, with a maximum charge in 1999 and 2000 of 3.35 cents per kWh. The charge will be updated annually effective January 1 of each year.

     Standard Offer Service will be available to retail customers as of the Retail Access Date and will remain available for 7 years. Once a customer leaves the Standard Offer he or she may not return, except for residential and small commercial customers, who may return within 90 days of leaving during the first year following the Retail Access Date. The Standard Offer Rates are fixed at the following levels for the years indicated:

                  Calendar Year          Average Price per kilowatthour
                  -------------          ------------------------------
                      1998                         2.8 cents
                      1999                         3.1 cents
                      2000                         3.4 cents
                      2001                         3.8 cents
                      2002                         4.2 cents
                      2003                         4.7 cents
                      2004                         5.1 cents

     The Company will put the Standard Offer out to bid. If the bid is not 100% subscribed, the Company will back up the standard offer using the following resources on a least cost basis: existing power supply contracts, its own fossil units so long as they are still available to the Company, Pilgrim, and short-term market purchases. Differences between the market price and the Standard Offer price will be reconciled through a surcharge to the Standard Offer. The Standard Offer is available to all retail customers, except for those retail customers currently being served under a special contract.

PROTECTING THE ENVIRONMENT AND CONSERVATION

     The Settlement requires the Company to impose more stringent standards on its fossil units. In addition it commits the Company to spend over $200 million on DSM programs over the next four years. This amount includes approximately $98 million for new DSM and $38.7 million for renewables. Also included in these budgets is a commitment to spend at least 15% of the residential budget on low income customers and to increase weatherization and fuel assistance budgets from $935,000 in 1998 to $2.3

Ms. Mary L. Cottrell
July 8, 1997
Page 5


million in 2001. The parties agree to work collaboratively on all DSM matters and will file a plan with the Department consistent with these budgets on September 1, 1997.

     OTHER PROVISIONS

     As part of the Settlement the Company agrees to support NEPOOL reform consistent with the proposal filed at the FERC by NEPOOL in December 1996. We also agree to support efforts to develop a fully functioning wholesale market in New England. The Settlement calls upon the Department to make the necessary findings to permit Boston Edison to attain EWG status. The parties also agree to support Boston Edison's request, if and when made to the Department, to invest up to an additional $150 million in Boston Edison's subsidiary BETG. In addition the parties have developed an informal dispute resolution mechanism which calls for the exchange of relevant information prior to the Company' filing for a change in the access charge.

ATTACHMENTS

     Included in this filing are the following documents:

     A Joint Motion Requesting Approval of the Settlement

     Restructuring Settlement Agreement

     Attachment 1  Retail Delivery Rates and Supporting Documentation

     Attachment 2  Storm Fund Protocols

     Attachment 3  Formula for Calculating Access Charges

     Attachment 4  Term Sheet for Bidding Standard Offer Service including
                   Fuel Index

     Attachment 5  Performance Standards Under Retail Access Tariffs

     Attachment 6  Environmental Plan

     Attachment 7  Jurisdictional Separation of Transmission and Distribution
                   Facilities Pursuant to FERC Order 888

Ms. Mary L. Cottrell
July 8, 1997
Page 6


     For the convenience of the Department and other interested parties, we have also posted a copy of this filing on our web site at http://www1.bedison.com. To read the filing, you will have to download the Free Adobe Acrobat Reader available at the web site.

     The parties urge the Department to approve the Settlement as expeditiously as possible. We look forward to discussing this in more detail with you and other interested parties.

     Thank you for your attention to this matter. If you have any questions, please do not hesitate to call.

                                             Very truly yours,




                                             /s/ Douglas S. Horan




cc:    John B. Howe, Chairman
       Janet Gail Besser, Commissioner
       Alicia Matthews, Hearing Officer
       George B. Dean, Esq.
       David L. O'Connor, Commissioner DOER
       Mary Beth Gentleman, Esq.

                        COMMONWEALTH OF MASSACHUSETTS

                        DEPARTMENT OF PUBLIC UTILITIES





                                    )
Electric Utility Industry           )           D.P.U. Docket Nos.
Restructuring                       )           96-100 and 96-23
                                    )










                              BOSTON EDISON COMPANY





                       RESTRUCTURING SETTLEMENT AGREEMENT









DATED:  JULY 1997

                              TABLE OF CONTENTS

Joint Motion for Approval of Offer of Settlement                       002

Restructuring Settlement Agreement                                     020

Attachment 1     Unbundled Rates and Supporting Documentation          073

Attachment 2     Storm Fund                                            223

Attachment 3     Formula for Calculating Access Charges                226

Attachment 4     Term Sheet For Bidding Standard Offer                 257
                 Service Including Fuel Index

Attachment 5     Performance Standards Under Retail Access Tariffs     265

Attachment 6     Environmental Plan for Industry Restructuring         269

Attachment 7     Jurisdictional Separation of Transmission and         276
                 Distribution Facilities Pursuant to FERC Order 888

               JOINT MOTION FOR APPROVAL OF OFFER OF SETTLEMENT

                        COMMONWEALTH OF MASSACHUSETTS
                        DEPARTMENT OF PUBLIC UTILITIES



_________________________________________
                                          )
Electric Utility Industry Restructuring   )        D.P.U. Docket Nos. 96-100
_________________________________________ )                        and 96-23



                                JOINT MOTION FOR
                         APPROVAL OF OFFER OF SETTLEMENT
                         -------------------------------



     The undersigned hereby move that the Department of Public Utilities approve by September 15, 1997, the attached Offer of Settlement

("Settlement").  The Settlement has been agreed to by the undersigned parties.  To the extent that the Department or members of the staff have questions concerning any terms of the Settlement, the undersigned parties request a hearing and Boston Edison Company agrees to make witnesses available.

                                    Respectfully submitted,



                                    \s\ Douglas S. Horan
                                    -----------------------------------------
                                    Douglas S. Horan, Esq.
                                    Senior Vice President and General Counsel
                                    Boston Edison Company
                                    800 Boylston Street
                                    Boston, Massachusetts  02199



July 8, 1997

Electric Utility Restructuring                             Docket Nos. 96-100
Motion for Approval of Settlement                                      96-23





                           \s\ George B. Dean
                           ----------------------------------------------
                           Name:     George B. Dean
                           Title:    Assistant Attorney General,
                                     Chief, Regulated Industries Division
                           Address:  Office of the Attorney General
                                     200 Portland Street
                                     Boston, MA  02114



July 9, 1997

Electric Utility Restructuring                             Docket Nos. 96-100
Motion for Approval of Settlement                                      96-23





                           \s\ David L. O'Connor
                           ----------------------------------------------
                           Name:     David L. O'Connor
                           Title:    Commissioner
                           Address:  Commonwealth of Massachusetts
                                     Division of Energy Resources
                                     100 Cambridge Street, Room 1500
                                     Boston, MA  02202



July 8, 1997

Electric Utility Restructuring                             Docket Nos. 96-100
Motion for Approval of Settlement                                      96-23





                           \s\ Stephen M. Tulega
                           ----------------------------------------------
                           Name:     Stephen M. Tulega
                           Title:    President
                           Address:  Alternate Power Source
                                     200 Clarendon St. - T-32
                                     Boston, MA  02116



June 26, 1997

Electric Utility Restructuring                             Docket Nos. 96-100
Motion for Approval of Settlement                                      96-23





                           \s\ Joseph S. Fitzpatrick
                           ----------------------------------------------
                           Name:     Joseph S. Fitzpatrick
                           Title:    Senior Vice President
                           Address:  American National Power
                                     108 National Street
                                     Milford, MA  01757



June 25, 1997

Electric Utility Restructuring                             Docket Nos. 96-100
Motion for Approval of Settlement                                      96-23





                           \s\ Eugenia Balodimas
                           ----------------------------------------------
                           Name:     Eugenia Balodimas
                           Title:    Associate Counsel - Director of
                                     Regulatory and Legislative Affairs
                           Address:  Citizens Power - The Energy Group
                                     160 Federal Street
                                     Boston, MA  02110-1766



June 26, 1997

Electric Utility Restructuring                             Docket Nos. 96-100
Motion for Approval of Settlement                                      96-23





                           \s\ Neal B. Costello
                           ----------------------------------------------
                           Name:     Neal B. Costello, Esq.
                           Title:    Executive Director
                           Address:  Competitive Power Coalition
                                     9 Park Street - 5th flr.
                                     Boston, MA  02108



June 26, 1997

Electric Utility Restructuring                           Docket Nos. 96-100
Motion for Approval of Settlement                                    96-23





                           \s\ Lewis Milford
                           ----------------------------------------------
                           Name:     Lewis Milford
                           Title:    Director, Energy Project
                           Address:  Conservation Law Foundation
                                     21 East State Street
                                     Montpelier, VT  -5602



June 26, 1997

Electric Utility Restructuring                             Docket Nos. 96-100
Motion for Approval of Settlement                                      96-23





                           \s\ Judy Massey
                           ----------------------------------------------
                           Name:     Judy Massey
                           Title:    Chair, Consumer Advisory Panel
                           Address:  c/o Boston Edison Company
                                     800 Boylston Street
                                     Boston, MA  02199



June 26, 1997

Electric Utility Restructuring                             Docket Nos. 96-100
Motion for Approval of Settlement                                      96-23





                           \s\ Paul Guzzi
                           ----------------------------------------------
                           Name:     Paul Guzzi
                           Title:    President and Chief
                                     Executive Officer
                           Address:  Greater Boston
                                     Chamber of Commerce
                                     One Beacon Street
                                     Boston, MA  02108



June 26, 1997

Electric Utility Restructuring                             Docket Nos. 96-100
Motion for Approval of Settlement                                      96-23





                           \s\ Ellen S. Roy
                           ----------------------------------------------
                           Ellen S. Roy
                           Executive Vice President
                           Intercontinental Energy Corporation
                           350 Lincoln Place
                           Hingham, MA  02043



June 27, 1997

Electric Utility Restructuring                             Docket Nos. 96-100
Motion for Approval of Settlement                                      96-23





                           \s\ Howard Foley
                           ----------------------------------------------
                           Name:     Howard Foley
                           Title:    President
                           Address:  Massachusetts High Technology Council
                                     1601 Trapelo Road
                                     Waltham, MA  02154



June 26, 1997

Electric Utility Restructuring                             Docket Nos. 96-100
Motion for Approval of Settlement                                      96-23





                           \s\ William C. Sheehan
                           ----------------------------------------------
                           Name:     William C. Sheehan
                           Title:    President
                           Address:  Northeast Energy and Commerce Association
                                     c/o Financial Management Group
                                     P.O. Box 9116-165
                                     Concord, MA  91742-9116



June 26, 1997

Electric Utility Restructuring                             Docket Nos. 96-100
Motion for Approval of Settlement                                      96-23





                           \s\ Paul W. Gromer
                           ----------------------------------------------
                           Name:     Paul W. Gromer
                           Title:    Attorney for
                           Address:  Northeast Energy Efficiency Council
                                     77 North Washington Street
                                     Boston, MA  02114



June 25, 1997

Electric Utility Restructuring                             Docket Nos. 96-100
Motion for Approval of Settlement                                      96-23





                           \s\ Roger Borghesani
                           ----------------------------------------------
                           Name:     Roger Borghesani
                           Title:    Chairman, Corporate Energy Council
                           Address:  Polaroid Corporation
                                     1265 Main Street, W2-MA
                                     Waltham, MA  02254



June 26, 1997

Electric Utility Restructuring                             Docket Nos. 96-100
Motion for Approval of Settlement                                      96-23





                           \s\ Jon B. Hurst
                           ----------------------------------------------
                           Name:     Jon B. Hurst
                           Title:    President
                           Address:  Retailers Association of Massachesetts
                                     18 Tremont Street, Suite 702
                                     Boston, MA  02108



June 26, 1997

Electric Utility Restructuring                             Docket Nos. 96-100
Motion for Approval of Settlement                                      96-23





                           \s\ Bruce Paul
                           ----------------------------------------------
                           Name:     Bruce Paul
                           Title:    Chairperson
                           Address:  The Energy Consortium
                                     42 Labor in Vain Road
                                     Ipswich, MA  01938



June 26, 1997

Electric Utility Restructuring                             Docket Nos. 96-100
Motion for Approval of Settlement                                      96-23





                           \s\ Douglas F. Egan
                           ----------------------------------------------
                           Name:     Douglas F. Egan
                           Title:    Sr. Vice President
                           Address:  U. S. Generating Company
                                     One Bowdoin Square
                                     Boston, MA  02114



June 26, 1997

                      RESTRUCTURING SETTLEMENT AGREEMENT

                        COMMONWEALTH OF MASSACHUSETTS

                        DEPARTMENT OF PUBLIC UTILITIES




                                           )
Electric Utility Industry Restructuring    )    D.P.U. Docket Nos. 96-100
                                           )    and 96-23




                      RESTRUCTURING SETTLEMENT AGREEMENT


     This Restructuring Settlement Agreement ("Settlement") is jointly sponsored by the Office of the Attorney General ("Attorney General"), the

Massachusetts Division of Energy Resources ("DOER"), Alternate Power Source,

American National Power, Citizens Power, Competitive Power Coalition,

Conservation Law Foundation, Consumer Advisory Panel, Greater Boston Chamber

of Commerce, Intercontinental Energy Corp., Massachusetts High Technology

Council, Northeast Energy and Commerce Association, Northeast Energy

Efficiency Council, Polaroid Corporation, Retailers Association of

Massachusetts, The Energy Consortium, U.S. Generating Company and Boston

Edison Company ("Boston Edison").  The Settlement is designed to provide a resolution of some issues presented in the industry restructuring Docket Nos.

D.P.U. 96-100 (the Massachusetts Department of Public Utilities'

("Department")) generic
proceeding on electric utility restructuring) and D.P.U. 96-23 (Boston

Edison's own restructuring proceeding).  This Settlement, once approved by the Department, would require a restructuring of Boston Edison in furtherance of the competitive market structure objectives of the Department and would implement, Consumers First, the restructuring plan of the Attorney General as applied to Boston Edison.  The Settlement includes a commitment by Boston

Edison to voluntarily divest its generation business, except as provided in section V.C.2.(b) and subject to the provisions of section V.C.3 of this

Settlement, through a sale or spin-off of 100 percent of that business, and the assurance of stranded cost recovery by Boston Edison.  This Settlement also resolves certain ratemaking issues before the Department for Boston

Edison and assures that Boston Edison's rates to retail customers comply fully with the requirements of the Attorney General's principles.  Finally, this

Settlement resolves certain other issues necessary to implement retail choice for Boston Edison's customers on the Retail Access Date, which is defined as the later of January 1, 1998 or the date when retail access is made available to all customers of the investor-owned utilities in Massachusetts.

     The parties to this Settlement recognize and fully understand that their mutual promises in this Settlement evidence the consideration they have extended to each other in their efforts to settle the issues of D.P.U. 96-23 in accordance with the principles articulated in D.P.U. 96-100.  The willingness and ability of Boston Edison to commit to and fulfill any and all of its obligations under this Settlement, including in particular the full divestiture of its generating business, except as provided in section

V.C.2.(b) and subject to the provisions of section V.C.3 of this Settlement,

are predicated and conditioned upon the commitments by the Attorney General and the Department to the recovery in full of Boston Edison's stranded costs,

as set forth in this Settlement.  The Settlement is designed to implement the

Attorney General's principles for
electric industry restructuring in Massachusetts in a manner that is consistent with the proposals articulated by the Department in its orders in

D.P.U. 96-100.  It is further designed to insure recovery of Boston Edison's access charge as part of its transition from a fully bundled, completely regulated electric utility to an unbundled delivery company in an emerging competitive industry.

The Settlement follows the outline of the Attorney General's principles.  The parties have agreed on the following:

I.   Price Reductions for Customers
     ------------------------------

Implementation of the Attorney General's principles will produce reduced rates for all retail customers on the Retail Access Date.  Under the Settlement,

Boston Edison will freeze base rates prior to the Retail Access Date and will collect from or credit to retail customers any increases or decreases in New

Performance Adjustment Clause ("NPAC") recovery authorized by  DPU 89-100.  In addition, Boston Edison will credit to customers any decreases that may arise out of refunds from Boston Edison's generating unit performance ("GUPP")

review cases, both those cases currently pending before the Department (Docket

Nos. DPU 96-1-A and DPU 97-1-A) and those future GUPP cases covering the period from November 1, 1996 to the Retail Access Date pursuant to

G.L. c. 164, 94G.  Subject to the provisions of Section I.B.2(f), effective on the Retail Access Date, Boston Edison will reduce its rates to all customers by 10 percent and will provide retail delivery tariffs with a standard offer option.  Such tariffs are included in Attachment 1.

I.A. The Unbundled Rates Effective Until the Retail Access Date
     ----------------------------------------------------------

     Effective July 1, 1997 Boston Edison will unbundle its retail rates in accordance with the filing it made with the Department on March 3, 1997 in

Docket No. DPU 97-40.

     I.A.1.   Boston Edison's fuel and purchased power clause will continue to be subject to the requirements of G.L. c. 164, 94G and operate as a fully reconciling charge during the effective period of the unbundled rates.

     I.A.2.   Boston Edison's unbundled rates will be used for billing

purposes to provide information to customers.  Further information, including market price estimates based upon estimates of variable energy and capacity costs will be made available to any customer upon request.

     I.A.3.   The unbundled rates shall remain in effect for all usage prior to the Retail Access Date, subject to refunds from Boston Edison's GUPP review cases, Section I.C, below, and any authorized NPAC charges.  The fuel adjustment factor shall be applied to billings after the Retail Access Date for usage occurring before the Retail Access Date.  The final fuel factor balances remaining after the Retail Access Date shall be returned to or collected from customers in the first quarter after the Retail Access Date such final balances shall include any adjustments required to be made as the result of the Department's issuance of a GUPP order or orders covering the period from November 1, 1995 though the Retail Access Date.

     I.A.4.   Effective on April 1, 1997, Boston Edison shall close, or cease to offer, to new customers its Manufacturing Retention Rate.

     I.B.    Retail Delivery Rates and the Standard Offer Effective from the
             ---------------------------------------------------------------
             Retail Access Date Through December 31, 2000
             --------------------------------------------

     The retail delivery rates included in Attachment 1 shall become effective for usage on and after the Retail Access Date on the following terms.

     I.B.1.  Retail Delivery Charges
             -----------------------

     Boston Edison's retail delivery rates included in Attachment 1 include four components.  The distribution and access charges will be included in a delivery service charge, the transmission charges will be billed in a separate transmission cost adjustment charge, and the standard offer charges will be billed separately to customers taking standard offer service.  The four components are as follows:

             I.B.1.(a)   Distribution charges  These charges will remain in
                         --------------------

place through December 31, 2000 and may be superseded by a filing that becomes effective, after suspension, on January 1, 2001.  Performance standards are also established for reliability and customer satisfaction in the distribution component of the rate with credits to customers if the standards are not achieved;

             I.B.1.(b)   Transmission charges  These charges will recover on a
                         --------------------

fully reconciling basis the transmission charges to Boston Edison's retail customers under Boston Edison's FERC approved transmission tariffs, together with the charges, if any, billed to Boston Edison by or for the benefit of a

Regional Transmission Group, an Independent System Operator, any other transmission provider, or any regional entity that may be created or allowed to implement rates and tariffs for transmission or reliability related operating services under FERC accepted tariffs and shall include any other charges relating to the stability of the transmission system which Boston

Edison is authorized to recover from retail customers by order of the regulatory agency having jurisdiction over such charges. However, under no circumstances shall the amount included in these charges recover costs which are collected by Boston Edison in some other rate or charge.

             I.B.1.(c)   Access Charges  These charges are designed to recover
                         --------------

on a fully reconciling basis all of Boston Edison's stranded costs.  As set forth more fully below, the access charges for each rate class will total 3.51 cents per kilowatthour for 1998, and 3.35 cents per kilowatthour for 1999 and

2000, subject to the residual value credit as provided for in Attachment 3,

and will decline thereafter.  The access charges are subject to adjustment for various factors included in Section I.B.4, below.

             I.B.1.(d)   Standard Offer A standard offer for service during a
                         --------------

transition period is fixed on the following schedule for the period from the

Retail Access Date through December 31, 2004, subject only to the conditions contained in Section I.B.5, and Attachment 4.

                  Calendar Year          Average Price per kilowatthour
                  -------------          ------------------------------
                      1998                         2.8 cents
                      1999                         3.1 cents
                      2000                         3.4 cents
                      2001                         3.8 cents
                      2002                         4.2 cents
                      2003                         4.7 cents
                      2004                         5.1 cents

     Together, the charges in paragraphs (a) through (d) of Section I.B.1 comply with the Attorney General's principles relating to rates and prices.

The details of each charge included in the rates and the changes to the terms and conditions are set forth in the paragraphs below.

     I.B.2.  Distribution Charges
             --------------------

     The distribution charges in the retail delivery rates will become effective on the Retail Access Date and will remain in effect through

December 31, 2000 on the following terms.

             I.B.2.(a)   The distribution depreciation rates approved in DPU

92-92 of 2.38% shall be increased to 2.98% as of the Retail Access Date.

             I.B.2.(b)   Boston Edison shall be authorized to establish a

storm fund to pay for all of the incremental costs of any major storm, which is defined as any storm with incremental costs of over $1.0 million occurring after the date this Settlement is approved by the Department.  The storm fund will be prefunded with $8.0 million within 30 days of Department's approval of this Settlement.  The distribution charge contains an accrual of up to $3 million per year, as set forth in Attachment 2 and Boston Edison shall begin to accrue this amount to the storm fund on an annual basis commencing on the date when the retail delivery rates become effective.  The accrual shall continue at up to $3.0 million per year until a modification is approved by the Department following a filing by Boston Edison.  Boston Edison is authorized to charge all incremental costs of major storms against the fund and to pay or accrue interest on the fund balance whether positive or negative in accordance with the protocols for the fund set forth in Attachment 2.

             I.B.2.(c)   This Settlement is based on the existing separation

of distribution and transmission facilities on the Boston Edison system.

Approval of the jurisdictional separation of facilities without change is not a condition of the Settlement.  In the event that facilities or costs are transferred from transmission to distribution or from distribution to transmission, the parties agree that appropriate adjustments to the transmission and distribution components of the rates will be made to reflect the transfer.

             I.B.2.(d)   By April 1 of each year, Boston Edison shall file

with the Department to adjust rates to recover or refund revenues necessary to assure that Boston Edison's annual return on average common equity associated with distribution operations from the prior calendar year averaged between six percent and eleven percent before any incentives earned on demand side programs as authorized by the Department pursuant to section III.B, below.(1)

Boston Edison's return on equity for the prior year shall be calculated using the earnings available for common equity as reported to the Securities and

Exchange Commission in Boston Edison's annual report, to the extent such earnings are contained in that report, as adjusted in the preceding sentence,

divided by the average of the thirteen monthly common equity balances on

Boston Edison's books for the same period.  If Boston Edison's return on equity for distribution operations is below six percent, it shall be authorized to increase its rates by a uniform per kilowatthour surcharge calculated to provide sufficient revenues to increase Boston Edison's return on equity to six percent.  If Boston Edison's calculated return on equity as described above is above eleven percent, it shall be required to reduce its rates by a uniform per kilowatthour surcharge to refund revenues necessary to reduce the calculated return on equity between eleven and 12.5 percent by 50 percent and the earnings above 12.5 percent by 100 percent.  If Boston

Edison's calculated return on equity as described above falls between six and eleven percent, then no further adjustment shall be authorized or required.

             I.B.2.(e)   Boston Edison shall also adjust its retail delivery

rates for the effects of any changes in the federal or state income, revenue,

sales, or franchise tax rates or laws,

[FN]
____________________
(1) Boston Edison's earnings available for common equity and common equity balances on its distribution operations shall also be adjusted to eliminate the effects of any writedown and to restore expenses associated with any such writedown that may result from the implementation of industry restructuring or this Settlement or any externally imposed accounting changes, if they affect Boston Edison's costs, by more than $1.0 million per year or any other charges under the retail delivery rates in Attachment 1.

             I.B.2.(f)   The retail delivery rates in Attachment 1 include

fully reconciling charges for Boston Edison's access charges and transmission payments.  Any amount of over or under collection of the total, allowed,

access and transmission charges will be applied to all customers as a uniform cents per kilowatthour credit or charge to the applicable access or transmission charge.

     For billing purposes the access charges shall be rolled into the distribution rates and shall not be shown separately on bills to customers.

             I.B.2.(g)   The discount for the R-2 Rate that is available for

Boston Edison's low income customers is designed to reduce the total bill of a customer taking standard offer service by 40 percent in accordance with the

Attorney General's principles.  To assure that the same level of discount is available regardless of the supplier and to allow the operation of the reconciling access and transmission charges, the discount is applied exclusively to the distribution component of the rate.  The recovery of the discount from Boston Edison's other customers is based on distribution rate base in accordance with the practice in prior cases.

             I.B.2.(h)   Boston Edison's conservation services charge and

conservation charge factors are included in the retail delivery charges in

Attachment 1, and separate Energy Conservation Service and conservation cost factors will be discontinued on the effective date of the retail delivery rates.  Any outstanding balances, whether positive or negative, will be accounted for as provided in section III.B of this Settlement.

             I.B.2.(i)   Boston Edison shall implement the performance

standards for reliability and customer satisfaction set forth in Attachment 5,

and Boston Edison shall be
required to credit customers with an amount calculated in accordance with the schedules in Attachment 5 during the year following any year that it failed to meet the indicated performance standard.  In addition, Boston Edison shall propose, by July 1, 1997 a performance standard for the effective management of line losses.

     I.B.3.  Transmission Charges
             --------------------

     The transmission cost adjustment shall recover the costs charged to

Boston Edison retail customers under Boston Edison's FERC approved tariffs,

or billed to Boston Edison by any other transmission provider, and by other regional transmission or operating entities, such as NEPOOL, a regional transmission group ("RTG"), an independent system operator ("ISO"), or other regional body, in the event that they are authorized to bill Boston Edison directly for their services and shall include any other charges relating to the stability of the transmission system which Boston Edison is authorized to recover from retail customers by order of the regulatory agency having jurisdiction over such charges.  However, under no circumstances shall the amount included in these charges recover costs which are collected by Boston

Edison in some other rate or charge.  The transmission charges shall be recoverable under the transmission cost adjustment provisions included in

Attachment 1.

     The transmission cost adjustment shall be established annually based on a forecast of transmission costs, and shall include a full reconciliation and adjustment for any over or under-recoveries occurring under the prior year's adjustment.  As set forth below, the parties have agreed to support the implementation of NEPOOL reforms, including the formation of an RTG and ISO to the extent consistent with this Settlement.  These reforms are desirable,

but are neither a condition to retail access by Boston Edison nor of the approval of this Settlement.

     I.B.4.  Access Charges
             --------------

     The uniform cents per kilowatthour access charges shall be calculated in accordance with Attachment 3 and shall remain in effect until Boston Edison has collected all amounts subject to collection under the access charge.  The access charge shall be recoverable under the access cost adjustment provisions included in the tariffs in Attachment 1.  The access cost adjustment factor will recover on a fully reconciling basis all of Boston Edison's stranded investment as set forth in this Settlement.

     I.B.5.  Standard Offer
             --------------

     Consistent with the Attorney General's principles and subject to the conditions set forth herein and in Attachment 4, Boston Edison shall arrange to provide standard offer service through a transition period ending on

December 31, 2004, by putting it out to bid.  Standard offer service shall be available to all of Boston Edison's retail customers on the Retail Access

Date.(2)  After the Retail Access Date, Boston Edison's retail customers are free to leave the standard offer at any time to purchase from an alternative supplier in the market; but, once the market option is selected, a retail customer may not return to service at standard offer prices; provided,

however, that standard offer service shall be available to all residential,

G-1 or T-1 retail customers, who have previously taken service from an alternative supplier for the first year after the Retail Access Date, if such residential, G-1 or T-1 retail customer elects to return to standard offer service within 90 days of first taking service from the alternative supplier.

The terms and conditions for the bids by potential suppliers for standard offer service are set forth in Attachment 4.

     In the event the standard offer can not be supplied from the bids received in accordance with the provisions of Attachment 4, Boston Edison shall supply the remaining standard offer

[FN]
____________________
(2) Retail customers include all customers of Boston Edison with the exception of those customers which at the time of the approval of this Settlement are being served by Boston Edison pursuant to contracts approved by the Federal Energy Regulatory Commission.

requirements using the following resources, to the extent they are still available to Boston Edison, in the order of least incremental cost to customers:

             (1)   existing purchased power contracts,

             (2)   its fossil units, but, if sold, only to the extent that

                   the purchaser of the units has an obligation to supply

                   back up to the standard offer,

             (3)   Pilgrim Station, and

             (4)   short-term purchases at market prices.

     Boston Edison's standard offer prices are guaranteed, subject to the conditions set out in paragraphs (a), (b), (c) and (d) of this Section I.B.5.

Under the tariffs included in Attachment 1, Boston Edison's charges for standard offer service are included as a separate surcharge to the rates for retail delivery service that apply to all retail customers.  Boston Edison shall reconcile the revenues billed to retail customers taking standard offer service with payments to suppliers of standard offer service and recover or refund any under or overcollections on the following terms:

             I.B.5.(a)   The standard offer shall be subject to the Fuel Index

set forth in Attachment 4.

             I.B.5.(b)   Any revenues billed by Boston Edison for standard

offer service in excess of payments to suppliers of that service shall be accumulated in an account and credited with interest calculated using the methodology for calculating interest on retail customer deposits specified in Boston Edison's terms and conditions.  The accumulated balance at the end of each calendar year shall be credited to all of Boston Edison's retail customers through a uniform cents per kilowatthour factor in the following year.

             I.B.5.(c)   In the event that the revenues billed by Boston

Edison do not recover Boston Edison's payments to suppliers or Boston Edison defers expenses to meet the
inflation cap established in Section I.B.9, Boston Edison shall be authorized to accumulate the deficiencies in the account together with interest calculated as above and recover those amounts by implementing a uniform cents per kilowatthour surcharge on the rates for standard offer service, if and to the extent that the access charges billed by Boston Edison to its retail customers are for any reason below the unadjusted access charge listed in

Attachment 3.  Under-recoveries, if any, that remain after the standard offer transition period ends on December 31, 2004 shall be recovered from all retail customers by a uniform surcharge not exceeding $0.005 per kilowatthour commencing on January 1, 2005.

             I.B.5.(d)   Notwithstanding any other provision in this

Settlement, in the event the deferred costs under the standard offer at any time accumulate to an amount in excess of $50 million, Boston Edison shall be authorized to fully recover the amount of deferred costs in excess of $50 million by filing with the Department a standard offer surcharge.  Such standard offer surcharge will be designed to recover the deferred excess costs forecast for the next twelve (12) months on an annual basis and shall go into effect sixty (60) days following the filing with the Department.  The collection of deferred excess costs will be through a uniform cents per kWh surcharge to the standard offer until such time as the amount of energy consumed by retail customers receiving standard offer service reduces to 15 percent of the energy delivered to all retail customers.  At that point, the surcharge will be billed to all retail customers through the delivery charge.

     I.B.6.  Safety Net Service
             ------------------

     In recognition that electricity is an essential service, and that there is a risk that in a competitive market some low-income customers may be unable to obtain or retain service on reasonable terms on account of a credit profile that would not create a barrier to service under the current regulated monopoly supply, Boston Edison shall arrange to provide electric supply for low-income customers who are no longer eligible to receive service under the standard offer and not adequately supplied by the market because they are unable to obtain or retain electric service from competitive power suppliers.  Service under this provision shall be made available under rates, terms and conditions approved by the Department.  Boston Edison shall fully recover the reasonable costs it incurs in arranging this service.

     I.B.7.  Basic Service
             -------------

     In recognition that retail customers may face an occasional hiatus between competitive suppliers, and in an effort to prevent such retail customers from losing power because they do not have a contractual relationship with a viable supplier, Boston Edison shall facilitate the continued delivery of power, such as by providing supply through the short-

term wholesale power market, to such retail customers and allow them to have a reasonable opportunity to make other supply arrangements, and shall fully recover its reasonable costs of providing such service.  Such supply shall be provided on terms and conditions approved by the Department.

     I.B.8.  Terms and Conditions
             --------------------

     On July 1, 1997, Boston Edison shall file with the Department for its approval retail customer terms and conditions and supplier terms and conditions and settlement procedures modified to reflect the changes in Boston

Edison's operations after the Retail Access Date.  These filings are not a condition of the Settlement.

     I.B.9.  Inflation Cap for Standard Offer Customers
             ------------------------------------------

     Boston Edison shall assure that the economic value of the ten percent rate reduction for retail customers is maintained through the period of the standard offer by capping average revenues per kilowatthour for retail delivery service plus the standard offer, adjusted to exclude the effect of: (1) the fuel price index in Attachment 4 and the standard offer deferral cap in Section I.B.5.(d); (2) any adjustments caused by the return on equity floor under Section I.B.2(d); and (3) changes in tax laws or accounting under Section I.B.2(e), at the rates in Attachment 1 adjusted for percentage changes in the Consumer Price Index occurring between October 1,

1996 and the effective date of any adjustment to the standard offer price under Section I.B.1(d).  This calculation shall be performed annually in conjunction with the annual update to the access charge pursuant to the provisions of Section V.E.

     I.C.    Right to File for Rate Change in the Event that Retail Access
             -------------------------------------------------------------

             Date Postponed
             --------------

     Nothing in this Settlement shall prevent the parties from seeking a rate change to become effective, after suspension, on January 1, 2001 in the event that the Retail Access Date has not occurred by that time.

II.  Benefits of Competition Extended to All Retail Customers
     --------------------------------------------------------

     The Attorney General's principles require utilities to extend the benefits of competition to all retail customers.  This Settlement achieves that requirement by providing all retail customers with the opportunity to choose alternative suppliers on the Retail Access Date and by guaranteeing significant rate reductions for retail customers who take standard offer service prior to choosing an alternative supplier under the ratemaking portion of this Settlement.  Specifically, the parties agree that Boston Edison shall implement retail access on the following terms:

     II.A.   Prior Commitments with Retail Customers
             ---------------------------------------

     Prior commitments under Boston Edison's retail rates or contracts will be treated as follows:

     II.A.1. Notice Provisions in Boston Edison's Tariffs
             --------------------------------------------

     Boston Edison's General Service rate tariffs include a provision requiring all customers to provide one year's prior written notice before purchasing from an alternative source or installing additional on-site generation capacity for the customer's own use.  After the Retail Access Date,

Boston Edison shall waive this notice requirement for purchases from alternative suppliers under the terms of Boston Edison's retail delivery rates included in Attachment 1.  Nothing in this Settlement shall require Boston

Edison to waive the advance written notice required before the retail customer may install additional on-site, non-emergency generation for its own use or to allow bypass of Boston Edison's distribution system.

     II.A.2. Special Retail Contracts
             ------------------------

     Retail customers receiving service under special contracts approved by the Department are not eligible for standard offer service.  However, Boston

Edison will waive the notice provisions contained in any special contracts with retail customers so long as the customer continues to take delivery services, which include access and transmission charges, from Boston Edison under a delivery rate approved by the Department and applicable to the customer.  Nothing in this Settlement shall require Boston Edison to waive the advance written notice required before the retail customer may install additional on-site, non-emergency generation for its own use or to allow bypass of Boston Edison's distribution system.

     II.A.3. Conservation and Load Management Program Terms and Conditions
             -------------------------------------------------------------

     Many of Boston Edison's nonresidential retail customers have participated in Boston Edison's conservation and load management programs that require repayment of Boston Edison's incentive payments if the customer purchases electricity from an alternative supplier.  Boston Edison shall waive this repayment obligation insofar as it would limit the customer's ability to purchase electricity from an alternative supplier.  Nothing in this Settlement shall require Boston Edison to waive the requirement for repayment before the retail customer may install on-site, non-emergency generation for its own use or to allow bypass of Boston Edison's distribution system.

     II.B.   Implementation of Retail Access
             -------------------------------

     This Settlement requires Boston Edison to provide retail access and to implement the retail delivery rates in Attachment 1 on the Retail Access Date,

which is the later of January 1, 1998 or the date on which retail access is made available to all retail customers of the investor-owned utilities in

Massachusetts.  Under this Settlement, this condition will be achieved when legislation, final regulatory or court action, or unchallenged settlements approved by the Department in a final order with all other investor-owned utilities in Massachusetts are in place.

In the event that retail access is not yet available to all retail customers of investor-owned utilities in Massachusetts by January 1, 1998, Boston Edison in its sole discretion, on or after that date, shall have the option to file for the Department's approval to accelerate the Retail Access Date under this

Settlement, implement retail access for its retail customers, and make the tariffs in Attachment 1 effective by providing the Department and the parties with 90 days advance notice in writing.

III. Protect the Environment and Promote Conservation
     ------------------------------------------------

     The third element of the Attorney General's plan requires the restructuring plans of utilities to protect the environment and to promote conservation.  This Settlement complies with these requirements by limiting emissions from Boston Edison's units, and by continuing funding for demand side programs including clean renewable resources.  The parties have agreed to the following terms:

     III.A.  Emissions Reductions
             --------------------

     Boston Edison or its successors in interest shall achieve the level of emissions of NOx and S02 from its New Boston Units 1 and 2 and its Mystic

Station Units 4, 5, 6 and 7  on the schedule and terms set forth in Attachment

6.  Nothing in this Settlement shall affect Boston Edison's obligations to comply with environmental regulations lawfully imposed or to restrict the environmental regulators' authority to impose new environmental standards.

     III.B.  Conservation and Load Management and Renewables
             -----------------------------------------------

     By September 1, 1997, or a subsequent date ordered by the Department,

Boston Edison shall develop in a collaborative process and shall file with the Department plans to implement the budgets for demand side programs and clean renewables for the period 1998 through 2001 in the amount of $54.2 million per year.(3) At least 15 percent of the amount budgeted for residential programs in any given year shall be spent on low income residential programs.  Funds shall be allocated within the budget to commercialize and develop fuel cells and a diverse group of clean renewables in a manner approved by the Department, with collaborative input, based on the following table:

--------------------------------------------------------------------------
                         1998         1999         2000         2001
--------------------------------------------------------------------------
IRM                      $1.6         $14.2        $13.9        $1.6

New DSM                  $26.1        $19.1        $22.4        $30.8

Subtotal                 $27.7        $33.3        $36.3        $32.4

Amortizations            $15.9        $6.7         $0.0         $0.0

Existing Commitments     $7.3         $6.9         $6.6         $5.0

Renewables(4)            $3.3         $7.3         $11.3        $16.8

TOTAL                    $54.2        $54.2        $54.2        $54.2

Overcollection of conservation charges in 1996 and 1997 shall be used as part of the funding for support of the DSM budgets set out in the Table above rather than to reduce conservation charges through the full reconciliation.

However, to the extent the overcollection for 1997 differs from Boston

Edison's current projection of $10 million, that difference will carry over into 1998

[FN]
____________________
(3) These dollar totals will not vary whether or not the retail access date occurs on January 1, 1998.

(4) These renewables dollar amounts will not vary with usage but are equivalent to the mills/kWh amounts (ranging from .25 mills in 1998, .55 mills in 1999, .85 mills in 2000, and 1.25 mills in 2001) set forth in settlement approved by the Department in D.P.U. 96-25.

to adjust the amounts shown on the table above for IRM or new DSM.(5)  Boston

Edison will continue collecting the 1997 conservation charge at 1996 levels and will not file a new conservation charge for implementation in 1997.

During any year after 1997, Boston Edison shall reconcile actual spending and earned incentive to the approved budget, with separate reconciliations for renewables and DSM, and shall carry forward any balance, positive or negative,

into the following year through an adjustment to the approved budget.  The parties agree to work collaboratively to ensure that actual expenditures deviate from the above table as little as possible.  Boston Edison shall not allow DSM spending to fall short of budget by more than ten percent in the aggregate for all IRM and new DSM programs, in any two consecutive years from

1998-2001.  If spending for DSM falls below that level, Boston Edison and members of the DSM collaborative shall file separate or joint reports to the

Department explaining the reasons the budget levels were not achieved.  If the Retail Access Date does not occur on January 1, 1998, the fully reconciling conservation charge shall recommence on January 1, 1998 and shall remain in effect until the Retail Access Date.  Boston Edison commits to use its best efforts to execute with entities other than Boston Edison all pending

IRM DSM contracts within thirty (30) days of the filing of this Settlement with the Department.

     The budgets shall also include expenditures for support of a collaborative effort regarding energy efficiency and renewables, the energy conservation service ("ECS") program, Boston Edison's demand side and market transformation programs, overhead costs,(6) recovery of amortized investment and the incentive earned from programs implemented prior to the Retail

[FN]
____________________
(5) For example, if the 1997 overcollection is $11 million instead of $10 million, the 1998 subtotal for IRM and new DSM would be $28.7 million instead of $27.7 million.

(6) DSM overhead costs shall be allocated among IRM and new DSM, pro rata based on dollars.

Access Date and the new incentive(7) to be earned on the demand side programs implemented after the Retail Access Date pursuant to this paragraph.  Boston

Edison shall also propose to include in its DSM budget reasonable levels for conservation voltage regulation initiatives and the installation of sophisticated metering and control systems as presented at least thirty (30)

days prior to filing to stakeholders in a DSM collaborative as provided for in the Department's December 30, 1996 order in D.P.U. 96-100, at, p.190, and subject to Department approval.  Within thirty (30) days of the Department's approval of this Settlement, Boston Edison will pay $350,000 from conservation charge overcollections relating to periods prior to 1998 to the DSM Transition

Funding Board.(8)  This money will be used beginning in 1997 to support collaborative research on market transformation and other conservation issues.

In addition Boston Edison will provide funding for the DSM spending levels in

1998, 1999, 2000 and 2001 provided for in this Settlement.  In return for foregoing future lost base revenues and lost delivery revenues, a new incentive for DSM implementation which reduces administrative costs, will begin in 1998.  The incentive will be a flat dollar amount reflecting performance against a specified standard and lost revenue.  The Company shall earn an annual incentive of $4 million if the projected kWh savings are found by the Department to exceed a threshold of 90%, $3 million per year if the

Department finds that the achievement is between 70 and 90 percent of the projected amounts, $1 million if the Department finds that the achievement is between 50% and 70%, and the Company shall receive no incentive payments if the Department finds that the kWh savings achieved are below

[FN]
____________________
(7) The new DSM incentives shall be fairly allocated among IRM and new DSM.

(8) The fund shall be administered by the DSM Transition Funding Board which shall consist of signatories to this Settlement that are interested in the development and implementation of the DSM and renewables plans. The DSM Transition Funding Board shall provide a full accounting of these expenditures to both the Department and all of its members.

50%.  The parties recognize that performance measures may need to be revised to reflect changes during the transition, and will work with the Department to revise such measures if needed.

     The parties to this Settlement will work together to develop streamlined

DSM reporting and reconciliation processes in order to reduce administrative burdens and costs.  This streamlined process shall be designed so that it will not in any way limit the ability of the Department to review DSM expenditures.

The filing of any streamlining plan will be completed and filed in conjunction with the September 1, 1997 DSM plan.

     While the Department will decide the appropriate level for ongoing conservation, load management and renewables funding after January 1, 2002,

Boston Edison, the Attorney General, and the Division of Energy Resources

jointly recommend that evaluation of funding after this date be informed by review of the then current market barriers and experience gained with the competitive energy markets and customer choice established in this Settlement;

and should further be based upon environmental and economic goals to be achieved by such funding established by the Department through appropriate proceedings.  Ongoing commercialization support for fuel cells and clean renewable technologies beyond January 1, 2002 should also be based on a goal of supplying at least four percent of Massachusetts' electricity kilowatthour sales from such new, clean technologies by the end of 2007.

     Generation technologies potentially eligible for commercialization support, subject to Department review, shall include a diverse group of low and zero emissions generation technologies with substantial long-term, cost-

effective regional production potential which utilize any of the following:

     a)   solar photovoltaic and solar thermal electric energy;

     b)   wind energy;

     c)   ocean thermal, wave and/or tidal energy;

     d)   fuel cells;

     e)   landfill gas; and

     f)   low emission advanced biomass power conversion technologies like gasification using such biomass fuels as wood, agricultural, or food wastes;

energy crops, biogas, or organic refuse-derived fuel.

     While the Department will decide how funds shall be allocated based on input from a collaborative process, the commercialization of clean generating technologies should be accomplished in a least cost manner.  Optimal use should be made of competitive bidding in funding commercialization activities.

Commercialization activities shall also attempt to promote as diverse a group of clean technologies as is practical and ensure no single resource or technology dominates commercialization efforts.

     Boston Edison will perform pilot projects approved by the Department to assess the value of distributed clean generation, conservation and load management technologies in reducing or avoiding distribution system costs.

Operational procedures to invest in clean distributed generation and geographically-targeted DSM that lower distribution service costs should be implemented as soon as is practical.

     Clean distributed generation of 30 kilowatts or less to include fuel cells, renewables and small scale cogeneration shall remain eligible for "net metering" as provided for in existing Department regulations regarding the buy-back of generated power at the retail rate.

IV.  Protect Low Income Customers
     ----------------------------

     The fourth principle in the Attorney General's plan focuses on the continued protection of low income customers.  Boston Edison's plan complies with this principle by continuing the
discount for Rate R-2 customers, assuring that all customers receive immediate rate reductions through standard offer service, providing safety net service for low-income customers that have no other alternative supplier (see Section

I.B.6., above), and funding the residential low income demand side programs in Section III.B.  In addition, Boston Edison shall implement a program to protect against redlining by market suppliers by paying market suppliers of

Rate R-2 customers directly for electricity delivered up to the prices for standard offer service set forth in section I.B.1.(d) and then including the costs of such service in Boston Edison's distribution bill to Rate R-2 customers.  In this way, Boston Edison, rather than the market supplier,

shall assume the risk of nonpayment from Rate R-2 customers.

     Electric service is essential and should be available to all retail customers.  The restructured electricity industry should provide adequate safeguards to assure universal service.  Programs and mechanisms that enable residential customers with low incomes to manage and afford essential electricity requirements will be maintained throughout the period of the

Settlement in order to foster the goal of universal service.

V.   Create a Fully Functioning Stable and Reliable Structure for the
     ----------------------------------------------------------------
     Competitive Market
     ------------------

     The Attorney General's final principle focuses on the institutional structure and protections necessary to prevent unfair and anti-competitive conduct, and to maintain reliable and safe electricity supplies.  These industry structure issues focus on the region as a whole and the corporate structure of Boston Edison.

     V.A.    Regional Reform
             ---------------

     The regional issues center on the formation of a regional transmission group, an independent system operator and NEPOOL reform.  Boston Edison supports the Restructuring Proposal filed by NEPOOL with the FERC on

December 31, 1996. Boston Edison shall continue to support at a minimum, the regional reforms set forth in those filings,

and shall consult with the parties to this Settlement to develop mutually agreeable approaches to these issues that are consistent with the terms of this Settlement.  However, this Settlement is not conditional upon the adoption, approval, or implementation of the regional reforms included in those dockets.  Nothing in this Settlement shall limit the parties from advocating positions other than those in the above referenced FERC Dockets.

     V.B.    The Jurisdictional Separation Between Transmission and
             ------------------------------------------------------
             Distribution
             ------------

     In Order 888, FERC set forth a seven factor test for determining whether facilities used to provide access to retail customers are subject to the ratemaking jurisdiction of FERC under the Federal Power Act or of the

Department under state law.  Attachment 7 provides a specific evaluation of

FERC's seven factors as applied to the separation of Boston Edison's facilities.  Approval of the jurisdictional separation of facilities without change is not a condition of this Settlement.

     V.C.    Generation
             ----------

     This section contains Boston Edison's commitments with respect to the continued operation, shutdown, or divestiture of Boston Edison's existing generation business.  Subsection 1 addresses the commitment to divest Boston

Edison's fossil generation business.  Subsection 2 addresses commitments with respect to Pilgrim Nuclear Power Station ("Pilgrim").  Subsection 3 addresses commitments with respect to power purchase contracts.  Subsection 4 addresses actions taken prior to the Retail Access Date.

     Consistent with the restructuring plan advanced by the Division of Energy

Resources, Boston Edison agrees, subject to the receipt of all required governmental approvals, to sell, spin off, or otherwise transfer ownership of its generating business and facilities to a nonaffiliated entity or entities, other than properties, assets, and entitlements classified to the transmission function and except as provided in section V.C.2.(b) and subject to the provisions of section V.C.3 of this Settlement.

     V.C.1.  Generation Divestiture
             ----------------------

     By the later of May 1, 1997 or ten (10) days after filing this Settlement with the Department, Boston Edison shall develop and file for informational purposes only a plan with the Department to implement divestiture of its generating business assets, except as provided for in section V.C.2(b), and subject to the provision of section V.C.3, below.  This plan shall include in particularized detail the fossil generating business to be divested and all properties, assets, and entitlements to be included in the divestiture.  The plan also shall include specific terms and conditions to be included in the

RFP which are necessary to assure adequate support for the Boston Edison distribution system.  In addition, the plan shall include a draft of Boston

Edison's Request for Proposals for Standard Offer Service.

     Within ten (10) days after signing a sale agreement related to any generating business asset, Boston Edison will file said agreement with the

Department for approval.  The Department shall review each such agreement and shall issue a final order on the method of sale and the reasonableness of the proceeds and commitments within seventy-five (75) days of filing such agreement with the Department.  The divestiture shall be completed by six months after the later of the Retail Access Date or the receipt of all governmental approvals necessary for the transfer.  If, for any reason, the divestiture is not completed within three years following the Retail Access

Date, Boston Edison shall file a report with the Department explaining the delay.

     Within three months after the completion of the divestiture and provided the Retail Access Date has occurred, Boston Edison shall implement a residual value credit as a direct offset to the
access charge authorized under this Settlement.  The residual value credit shall be calculated as set forth in Section 1.0 of Attachment 3 to this

Settlement.  On the first day of the month following implementation of the residual value credit mechanism, the access charge shall be adjusted to reflect the residual value credit in accordance with Section 1.4 of Attachment

3 to this Settlement.

     V.C.2.  Pilgrim Station
             ---------------

     V.C.2.(a)     Continued Operation  Following the Retail Access Date, for
                   -------------------

such period as Pilgrim shall continue to operate, the following provisions shall apply.

     V.C.2.(a).i   Unrecovered net book value of plant, decommissioning costs,

certain fixed operating costs, Post-Shutdown Costs payments in lieu of property taxes, employee severance and retraining, and damages, costs and net recoveries from claims shall be collected and applied in accordance with the methodology set forth in Attachment 3.

     V.C.2.(a).ii  Through December 31, 2000, performance based rates shall be in effect as set forth in Attachment 3.

     V.C.2.(b)     Divestiture  There is no requirement to divest Pilgrim as
                   -----------

part of this Settlement.  However, Boston Edison shall file for approval by the Department a market valuation plan on or before January 1, 1999.

Valuation under this plan shall be completed on or before December 31, 2002.

Boston Edison shall implement, within three months after the valuation is completed, a residual value credit which shall be reflected in the access charge on the first day of the month following implementation of such residual value credit in accordance with Section 1.5 of Attachment 3 of this Settlement.  Subject to the prior receipt of approvals by the Nuclear

Regulatory Commission and the Department, Boston Edison may assign or retain responsibilities for certain activities such as decommissioning, premature decommissioning or fixed operating
costs and may either retain or assign the associated funds and or funds flow as part of any sales agreement.

     V.C.2.(c)     Shutdown  If at any time either before or after the Retail
                   --------

Access Date, Boston Edison notifies the  Department that Boston Edison has decided to permanently shut down Pilgrim Station, Boston Edison will be allowed to recover the various categories of costs through the access charge and/or the reconciliation account as set forth in Attachment 3.

     V.C.3.  Power Purchase Contracts
             ------------------------

     V.C.3.(a)     Boston Edison will endeavor to sell, assign or otherwise

dispose of its purchased power contracts on terms that will assign ongoing contract payments to a nonaffiliated third party.

     V.C.3.(b)     By July 1, 1998, Boston Edison shall file a plan describing the actions the Company intends to take to sell, assign or otherwise dispose of its purchased power contracts.  Such plan shall include a description of options which were considered and milestones for implementing the proposed plan.

     V.C.3(c)      To provide for any potential shortfall in power available

to supply the standard offer, and in recognition of the continued availability of power from Boston Edison's independent purchased power contract suppliers,

if any contract is sold before the standard offer bid or if the standard offer is not fully subscribed, any sale, assignment, or disposition of such contracts shall include a stipulation that they be available to back up the standard offer.  To the extent that the contracts are not required to meet the standard offer, the aforementioned stipulation shall not apply.  In the event that such contracts cannot be sold, assigned, or otherwise disposed of, and such power is not used to provide standard offer service as provided for in section I.B.5 of this Settlement, the power purchased from those contracts shall be sold and the
contract payments and market value associated with the sale shall be reflected in the reconciliation account.  Such power sales, if any, shall only be made in the wholesale market to nonaffiliates.  Nothing in this Settlement shall affect the rights of suppliers or Boston Edison under purchased power contracts.

     V.C.4.  Sale or Shutdown Prior to Retail Access Date
             --------------------------------------------

     If Boston Edison sells, spins off, or otherwise transfers an interest in any or all of its generating facilities or its power purchase contracts prior to the Retail Access Date, any resulting proceeds shall accrue carrying costs at the same rate as shown on Schedule 1, page 14, used to calculate the return on investment cost in the Attachment 3 from the date the proceeds are received by Boston Edison to the Retail Access Date.  This carrying cost will be added to the total proceeds component of the Residual Value Credit of the Access

Charge (Attachment 3, Paragraphs 1.4 and 1.5), which becomes effective at the

Retail Access Date.

     If Boston Edison sells, spins off, otherwise transfers or shuts down any or all of its fossil or nuclear plants and facilities or its power purchase contracts prior to the Retail Access Date ("Facilities Transactions"),

reasonable replacement power costs, including any short term bridging type power contracts sold with the plant will be recovered through the fuel clause.

Any fuel charge recovery of replacement power costs will be net of the reductions in non-capital operating costs resulting from the sale, spin off,

transfer or shut down.  ("Recoverable Replacement Power Costs").

     Boston Edison's fuel clause recovery of Recoverable Replacement Power

Costs will be no higher than the costs customers would have paid under the fuel and purchased power clause had the Facilities Transactions contemplated by this Section not occurred. Boston Edison agrees, that as part of its fuel charge filings,(9) it will provide a calculation making such a showing.  Any such Recoverable Replacement Power Costs found to be reasonable and in excess of what retail customers otherwise would have incurred shall be deferred with a carrying charge at the same rate defined in

Attachment 3, Schedule 1, page 14, used to calculate the return on investment and be recovered over a three year period beginning in the year 2001 in the

Reconciliation Account.

     V.C.5.  Voluntary Act
             -------------

     The Department and intervenors have expressed the goals of attaining a market valuation of utility stranded costs and creating a competitive market for supplying electricity to consumers.  The Department has expressed a preference for voluntary divestiture of utility generation as a means of achieving these goals.  The Department has stated that it "has the authority to approve the voluntary divestiture of assets", but that it has "no explicit statutory authority [to] order divestiture, nor is it likely to be implied."

(D.P.U. 95-30, August 16, 1995).  Boston Edison has asserted that the

Department lacks authority to order divestiture, and would contest any effort by the Department to do so.  Boston Edison has agreed, as part of this

Settlement, voluntarily to undertake such divestiture.  In exchange, and as consideration for this voluntary divestiture, the parties to this Settlement,

and the Department by its approval of this Settlement, agree that Boston

Edison's access charges as set forth in Attachment 3 are just and reasonable.

Accordingly, and to give effect to the reliance placed by the parties on the foregoing, the Department shall treat the findings that such recovery and access charges are just and reasonable as a final determination made after public notice and a full investigation of the merits, and, in any future proceeding brought by any person or party, or by the Department on its own motion, shall

[FN]
____________________
(9) In the event the current provision of G.L. c. 164, 94G, are no longer in effect, the parties agree that, in the absence of legislative direction to the contrary, recovery of replacement energy and capacity costs under this Section shall be governed by the principles and standard of review applied under the current terms of 94G.

accord such finding the full benefit of policies of repose including, without limitation, the application of the doctrines of res judicata, collateral estoppel, the filed rate doctrine, the prohibition against retroactive ratemaking, and the finality of contracts, it being the express intention of the parties to prevent, as a matter of law and policy, the Department or any other authority from:  (a) revisiting the issue of the justness and reasonableness of the stranded investment and the access charges or

(b) reducing, other than as set forth in Attachment 3 the amount of the access charges, or (c) otherwise limiting the right of Boston Edison, its successors or assigns, to charge and recover its stranded costs or the access charges set forth in this Settlement for any reason prior to their recovery in full as contemplated by this Settlement.

     V.C.6.  Exempt Wholesale Generator Status
             ---------------------------------

     To facilitate the divestiture and valuation of Boston Edison units, the parties agree that it is in the public interest for Boston Edison or its successors or assigns to be authorized to sell electricity at market prices in the wholesale markets, and that Boston Edison or its successors or assigns shall be free to apply to become an exempt wholesale generator pursuant to

Section 32 of the Public Utilities Holding Company Act of 1935 and other

Federal law, rules and regulations, and to designate each and every generating facility and entitlement it owns as an eligible facility pursuant to that statute.  Approval of the Settlement by the Department shall represent express finding by the Department that it has sufficient regulatory authority,

resources, and access to books and records to exercise its duties, and that the full participation of Boston Edison in the market and the designation of each of its facilities as eligible facilities will benefit consumers, is consistent with existing state laws, will not provide unfair competitive advantage by virtue of its status as a facility owned or formerly owned by

Boston Edison, and is in the public interest.

     Nothing in this Settlement shall prevent an affiliate of Boston Edison from re-entering the generation business following the completion of divestiture, and nothing in this Settlement shall prevent affiliates of Boston

Edison from marketing electricity, other energy sources, or energy services to customers within or outside Boston Edison's service territory, provided

Boston Edison functionally unbundles as described by the Department in D.P.U.

96-100.

     V.D.    Additional Funding of Boston Energy Technology Group
             ----------------------------------------------------

     As part of this Settlement, the parties agree they will support Boston

Edison's request to increase its investment in its wholly-owned subsidiary

Boston Energy Technology Group by up to $150 million in addition to the $45 million presently authorized. Boston Edison is not seeking resolution of any transfer pricing issues which may arise in connection with the transfer of assets to any subsidiary.

     V.E.    Annual Updates of the Access Charge
             -----------------------------------

     Each year by November 1, Boston Edison will file with the Department a proposed access charge to become effective on January 1 of the following year

("Annual Update Filing").  This filing will include all of the calculations required by Attachment 3 to this Settlement.  These calculations will to the extent reasonably possible be made using the actual costs through September 30 of the current year, forecast costs for the period of October 1 through

December 31 of the current year and reconciliations of any differences between forecast amounts used in prior years to set the prior year's access charge and actual costs for those same period.

     V.F.    Resolution of Disputes
             ----------------------

     As provided in Section V.E, above, Boston Edison shall make an Annual

Update Filing.  It is intended that disputes pertaining to the Annual Update

Filing are, to the extent reasonably possible, to be resolved informally.  In order to facilitate such resolution, Boston Edison shall provide the signatories to this Settlement a preliminary copy of the Annual Update Filing at least thirty (30) days prior to the date of such filing.  The parties agree to review such preliminary filing as necessary and thereafter to confer,

exchange information and engage in good faith efforts to resolve any issues that may arise concerning such filing.

     V.G.    No Waiver Provision
             -------------------

     If, as the result of the informal dispute resolution process described in

Section V.F above or as part of the Department's review of the Annual Update

Filing contemplated by Section V.E, above, any party to this Settlement determines that either the then current residual value credit, a previous residual value credit or the then current variable component of the access charge or a
previous variable component of the access charge was calculated incorrectly or otherwise inappropriately included or excluded items from the calculation,

an adjustment reflecting the correction for any prior and prospective period shall be made in the next Annual Update Filing.  However, such an adjustment shall be made only and to the extent the parties, as part of the informal dispute resolution process described in Section V.F, above, agree to make such adjustment; or, if agreement cannot be reached, the Department orders the adjustment to be made as part of its review of the Annual Update Filing.  Any adjustments to the residual value credit or variable component of the access charge resulting from this Section V.G shall not be subject to a claim by any party to this Settlement that such an adjustment constitutes retroactive ratemaking.

VI.  Miscellaneous Provisions
     ------------------------

     VI.A.   Boston Edison shall adopt the standards of conduct which were adopted by the Department in D.P.U. 96-44.

     VI.B.   Minimum residential customer service safeguards and protections for consumers in their dealings with competitive power suppliers, as provided by statute or the rules of the Department, should be maintained.

     VI.C.   Effective January 1, 2000, Boston Edison shall file with the

Department a proposal to unbundle distribution services that can be provided competitively, without impairing system reliability or other system benefits.

     VI.D.   The rights conferred and obligations imposed on any signatory by this Settlement shall be binding on or inure to the benefit of their successors in interest or assignees, as if such successor or assignee was itself a signatory hereto.

     VI.E.   This Settlement is the product of settlement negotiations.  The content of those negotiations shall be privileged and all offers of settlement shall be without prejudice to the position of any party or participant presenting such offer.

     VI.F.   Except as expressly set forth above, this Settlement is submitted on the conditions that it be approved in full by the Department and on the further conditions that if the Department does not approve the Settlement in its entirety, the Settlement shall be deemed withdrawn and shall not constitute a part of the record in any proceeding or used for any purpose.

     VI.G.   Acceptance of this Settlement by the Department shall not be deemed to restrain the Department's exercise of its authority to promulgate future orders, regulations or rules which resolve similar matters affecting other parties in a different fashion, provided, however, that approval of this Settlement by the Department shall represent an express grant by the

Department of a waiver for Boston Edison of any rule, requirement or regulation promulgated by the Department under existing statutes as part of its proceeding on utility restructuring that is inconsistent with the terms of this Settlement.  Nor shall this Settlement be deemed to restrain the authority of the General Court to enact any law which would resolve the matters addressed in this Settlement in a different fashion.

     VI.H.   Neither the terms of this Settlement nor its approval by the

Department shall in any way prevent, constrain or otherwise limit the parties hereto or the Department from taking any position, making any argument, or reaching any determination with regard to the corporation reorganization plan pending before the Department in D.P.U. 97-63 (or any other similar plan), to any sale, transfer, or use of utility assets/employees/goodwill by or to any affiliate, and/or to the appropriate ratemaking treatment/recognition to be applied with regard to any such sale, transfer, or use.

     VI.I.   The Department's approval of this Settlement shall endure so long as is necessary to fulfill this Settlement's objectives.  In the event of future regulatory actions other than actions required by legislative actions taken prior to the Retail Access Date, or legislative actions after the Retail Access Date, which may render any part of this Settlement ineffective, Boston Edison shall nevertheless be held harmless and made whole through rates to Boston Edison retail customers.

     VI.J.   The rate of return provisions of this Agreement relate to certain components of the revenue recovery subject to the adjustments and for the specific purposes herein specified.  Those provisions are not intended to represent an agreement as to an allowed return as determined in a retail rate case, they do not establish precedent for future proceedings, and they are binding only with respect to the parties to the Agreement with respect to the matters set forth in the Agreement.

     Signed and agreed to by each of the following parties.

                                    Respectfully submitted,



                                    \s\ Douglas S. Horan
                                    -----------------------------------------
                                    Douglas S. Horan, Esquire
                                    Senior Vice President and General Counsel
                                    Boston Edison Company
                                    800 Boylston Street
                                    Boston, Massachusetts  02199



July 8, 1997

Electric Utility Restructuring                             Docket Nos. 96-100
Restructuring Settlement Agreement                                     96-23





                           \s\ George B. Dean
                           ----------------------------------------------
                           Name:     George B. Dean
                           Title:    Assistant Attorney General,
                                     Chief, Regulated Industries Division
                           Address:  Office of the Attorney General
                                     200 Portland Street
                                     Boston, MA  02114



July 9, 1997

Electric Utility Restructuring                             Docket Nos. 96-100
Restructuring Settlement Agreement                                     96-23





                           \s\ David L. O'Connor
                           ----------------------------------------------
                           Name:     David L. O'Connor
                           Title:    Commissioner
                           Address:  Commonwealth of Massachusetts
                                     Division of Energy Resources
                                     100 Cambridge Street, Room 1500
                                     Boston, MA  02202



July 8, 1997

Electric Utility Restructuring                             Docket Nos. 96-100
Restructuring Settlement Agreement                                     96-23





                           \s\ Stephen M. Tulega
                           ----------------------------------------------
                           Name:     Stephen M. Tulega
                           Title:    President
                           Address:  Alternate Power Source
                                     200 Clarendon St. - T-32
                                     Boston, MA  02116



June 26, 1997

Electric Utility Restructuring                             Docket Nos. 96-100
Restructuring Settlement Agreement                                     96-23





                           \s\ Joseph S. Fitzpatrick
                           ----------------------------------------------
                           Name:     Joseph S. Fitzpatrick
                           Title:    Senior Vice President
                           Address:  American National Power
                                     108 National Street
                                     Milford, MA  01757



June 25, 1997

Electric Utility Restructuring                             Docket Nos. 96-100
Restructuring Settlement Agreement                                     96-23





                           \s\ Eugenia Balodimas
                           ----------------------------------------------
                           Name:     Eugenia Balodimas
                           Title:    Associate Counsel - Director of
                                     Regulatory and Legislative Affairs
                           Address:  Citizens Power - The Energy Group
                                     160 Federal Street
                                     Boston, MA  02110-1766



June 26, 1997

Electric Utility Restructuring                             Docket Nos. 96-100
Restructuring Settlement Agreement                                     96-23





                           \s\ Neal B. Costello
                           ----------------------------------------------
                           Name:     Neal B. Costello, Esq.
                           Title:    Executive Director
                           Address:  Competitive Power Coalition
                                     9 Park Street - 5th flr.
                                     Boston, MA  02108



June 26, 1997

Electric Utility Restructuring                             Docket Nos. 96-100
Restructuring Settlement Agreement                                     96-23





                           \s\ Lewis Milford
                           ----------------------------------------------
                           Name:     Lewis Milford
                           Title:    Director, Energy Project
                           Address:  Conservation Law Foundation
                                     21 East State Street
                                     Montpelier, VT  -5602



June 26, 1997

Electric Utility Restructuring                             Docket Nos. 96-100
Restructuring Settlement Agreement                                     96-23





                           \s\ Judy Massey
                           ----------------------------------------------
                           Name:     Judy Massey
                           Title:    Chair, Consumer Advisory Panel
                           Address:  c/o Boston Edison Company
                                     800 Boylston Street
                                     Boston, MA  02199



June 26, 1997

Electric Utility Restructuring                             Docket Nos. 96-100
Restructuring Settlement Agreement                                     96-23





                           \s\ Paul Guzzi
                           ----------------------------------------------
                           Name:     Paul Guzzi
                           Title:    President and Chief
                                     Executive Officer
                           Address:  Greater Boston
                                     Chamber of Commerce
                                     One Beacon Street
                                     Boston, MA  02108



June 26, 1997

Electric Utility Restructuring                             Docket Nos. 96-100
Restructuring Settlement Agreement                                     96-23





                           \s\ Ellen S. Roy
                           ----------------------------------------------
                           Ellen S. Roy
                           Executive Vice President
                           Intercontinental Energy Corporation
                           350 Lincoln Place
                           Hingham, MA  02043



June 27, 1997

Electric Utility Restructuring                             Docket Nos. 96-100
Restructuring Settlement Agreement                                     96-23





                           \s\ Howard Foley
                           ----------------------------------------------
                           Name:     Howard Foley
                           Title:    President
                           Address:  Massachusetts High Technology Council
                                     1601 Trapelo Road
                                     Waltham, MA  02154



June 26, 1997

Electric Utility Restructuring                             Docket Nos. 96-100
Restructuring Settlement Agreement                                     96-23





                           \s\ William C. Sheehan
                           ----------------------------------------------
                           Name:     William C. Sheehan
                           Title:    President
                           Address:  Northeast Energy and Commerce Association
                                     c/o Financial Management Group
                                     P.O. Box 9116-165
                                     Concord, MA  91742-9116



June 26, 1997

Electric Utility Restructuring                             Docket Nos. 96-100
Restructuring Settlement Agreement                                     96-23





                           \s\ Roger Borghesani
                           ----------------------------------------------
                           Name:     Roger Borghesani
                           Title:    Chairman, Corporate Energy Council
                           Address:  Polaroid Corporation
                                     1265 Main Street, W2-MA
                                     Waltham, MA  02254



June 26, 1997

Electric Utility Restructuring                             Docket Nos. 96-100
Restructuring Settlement Agreement                                     96-23





                           \s\ Paul W. Gromer
                           ----------------------------------------------
                           Name:     Paul W. Gromer
                           Title:    Attorney for
                           Address:  Northeast Energy Efficiency Council
                                     77 North Washington Street
                                     Boston, MA  02114



June 25, 1997

Electric Utility Restructuring                             Docket Nos. 96-100
Restructuring Settlement Agreement                                     96-23





                           \s\ Jon B. Hurst
                           ----------------------------------------------
                           Name:     Jon B. Hurst
                           Title:    President
                           Address:  Retailers Association of Massachesetts
                                     18 Tremont Street, Suite 702
                                     Boston, MA  02108



June 26, 1997

Electric Utility Restructuring                             Docket Nos. 96-100
Restructuring Settlement Agreement                                     96-23





                           \s\ Bruce Paul
                           ----------------------------------------------
                           Name:     Bruce Paul
                           Title:    Chairperson
                           Address:  The Energy Consortium
                                     42 Labor in Vain Road
                                     Ipswich, MA  01938



June 26, 1997

Electric Utility Restructuring                             Docket Nos. 96-100
Restructuring Settlement Agreement                                     96-23





                           \s\ Douglas F. Egan
                           ----------------------------------------------
                           Name:     Douglas F. Egan
                           Title:    Sr. Vice President
                           Address:  U. S. Generating Company
                                     One Bowdoin Square
                                     Boston, MA  02114



June 27, 1997

                                ATTACHMENT 1




                            BOSTON EDISON COMPANY



                             UNBUNDLED RATES AND
                           SUPPORTING DOCUMENTATION

                                  Attachment 1


              Exhibit 1           Summary of Unbundled Rate Design
                                      for 1998

              Exhibit 2           Summary of Proposed 1998 Rates

              Exhibit 3           Revenue Reduction Proof by Rate Class

              Exhibit 4           Calculation of 1998 Typical Bills
                                      by Rate Class

              Exhibit 5           1998 Rate Schedules

              Exhibit 6           Rate Design Workpapers

                                  Attachment 1

                                   Exhibit 1

                    Summary of Unbundled Rate Design for 1998

                                               Boston Edison Company
                                               M.D.P.U. Nos. 96-100 & 96-23
                                               Attachment 1
                                               Exhibit 1
                                               Page 1 of 5


Summary of Unbundled Rate Design for 1998

     The first step in developing the rate designs for 1998 was to select those class billing determinants (number of bills, monthly demands and monthly on- and off-peak energy consumption) against which to design. Boston Edison has chosen actual consumption for the year 1995 as the test year. These were the billing determinants used in our February, 1996 filing with the Department and have been the basis for the settlement negotiations with the Attorney General (AG) and the Department of Energy Resources (DOER). From these billing determinants, we calculated the annual revenues that would be collected using the base rates which took effect in November, 1994 and the periodically adjusted charges which were in effect in November, 1996. Specifically the levels of those adjusted charges were: Fuel and Purchased Power -- 3.709 cents/KWH; New Performance Adjustment Clause (NPAC) -- 0.481 cents/KWH; Conservation Service Charge -- $0.15 per bill; and Conservation
(DSM) Charges -- R1/R3/R4 - 0.249 cents/KWH, G1/T1 - 0.354 cents/KWH, G2/T2 -
0.381 cents/KWH, and G3 - .0.403 cents/KWH. The revenue levels determined using these billing determinants and rates were then reduce by 10% for each class in order to establish the class revenue targets for 1998.

     In addition to the class revenue neutrality requirement, the more stringent criterion of a 10% discount for each and every customer was also imposed. In essence, this criterion means that the Distribution, Transmission, Access and Generation components for each class must sum to 90% of the current Customer, Demand and Energy Charges; i.e., if the current Customer Charge is $7.15 per bill, then whatever pieces of the Distribution, Transmission, Access and Generation costs which are collected through a fixed monthly charge must equal $7.15 time 0.9, or $6.43, in total and likewise with Demand and Energy related collections.

     The Standard Offer for 1998 was set at the negotiated level of 2.8 cents/ KWH.

     The NPAC, Conservation Service, and Conservation charges will disappear as separate charges in 1998 and will become part of the Distribution collections.

     The Transmission Charge is determined from the rate established, reviewed and accepted by FERC and has been translated into a unit rate of 0.25 cents/ KWH. For the purposes of this Settlement only, the total dollar value allocated to the various rate classes was developed using the allocation factors from the February, 1996 DPU filing.

                                               Boston Edison Company
                                               M.D.P.U. Nos. 96-100 & 96-23
                                               Attachment 1
                                               Exhibit 1
                                               Page 2 of 5


     The negotiated Access Charge for 1998 is a unit rate of 3.51 cents/KWH. This rate has been applied uniformly to all customer classes.

     The above process sets the total dollar revenues for the Transmission, Access, and Generation Charges. The only remaining component, Distribution, is the difference between the 1998 target revenue levels and the sum of the revenues from the above specified components.

     The total dollars for each of the components described above are then assigned to the Customer, Demand and Energy collection buckets. The philosophy behind this assignment is to collect the Distribution and Transmission Charges from the more fixed Customer and Demand Charges and to collect the Access Charges mostly through the Energy Charges. The general procedure followed is to assign as much of the Distribution Charges to the Customer Charge as that Customer Charge is targeted to collect. Then, if the rate has a Demand Charge, the Transmission Charges are assigned to equal the target collections of the Demand Charge. If more revenues are needed to satisfy the target collections from the Demand Charges, then any revenues from the Distribution Charges left after removing the Customer collected charges are applied to the Demand collections. If more Demand revenues are needed after using all Distribution revenues, the Access revenues are applied until the Demand revenues are equal to target collections. If there is no Demand Charge in a given rate or if there are remaining Distribution revenues available after satisfying the Demand requirement, the remaining Distribution revenues are assigned to the Energy Charge. Likewise any remaining Access revenues are assigned to the Energy Charges.

     Although the Distribution and Access components will be separately identified on the tariff sheets, they will be combined into a single line on the customer's bills.

     We have prepared an example to better explain the process. Please refer to the following two page table for the development of the G3 unbundled rate.

     The first page calculates the 1998 target revenue level for the G3 class using the 1995 billing determinants, the base rates which have been in effect since November, 1995, the periodically adjusted charges at their November, 1996 levels and the adjustment factor of 0.8999244, which is the ratio of the 1998 average cent per KWH to that of the baseline

                                               Boston Edison Company
                                               M.D.P.U. Nos. 96-100 & 96-23
                                               Attachment 1
                                               Exhibit 1
                                               Page 3 of 5


period. It also shows how much money is being collected based on number of bills, KW demands, and KWH energy consumption (the Customer, Demand and Energy collections or revenues respectively). The second page shows the derivation of the various components. First the revenues from the allocated, FERC approved transmission rates are input ($6,153,090.09) and the Access revenues are calculated using the 3.51 cents/KWH value and the 2,707,411,279 KWH of annual energy consumption ($95,030,135.89). Similarly to the Access revenues, the Generation revenues (labeled "Fuel") are calculated using the 2.8 cents/ KWH Standard Offer rate and the same energy consumption. All of these total dollars are subtracted from the target revenue level calculated on the first page, leaving a Distribution amount of $59,715,672.12.

     Since the Distribution collections greatly exceed the allowable collection through the Customer Charge, only $1,268,783.09 of the Distribution revenues are assigned to the Customer Charge, requiring the other approximately $58.5 million of Distribution revenues to be collected through another component of the rate. On the other hand, the allowed Transmission revenues is much smaller than the target collection through the Demand Charges. Therefore all of the Transmission revenues are assigned to the Demand component. The Transmission related rate is derived by dividing the total Transmission revenues by the total KW billing demands ($6,153,090.09/6,036,921). The Distribution revenues in excess of the Customer Charge collections are assigned to the Demand Charges and are calculated by dividing the Demand-related Distribution revenues by the total Demand revenues and multiplying the quotient by the summer and winter Demand Rates respectively. This produces time differentiated Distribution rates. There are still additional collections required from the Demand Charges and so a portion of the Access revenues is assigned to the Demand Charges to make up the shortfall to the target Demand rates.

     The remaining Access collections are assigned to the Energy Charges. Basically this occurs by subtracting the Standard Offer and any Distribution and Transmission rates from the target energy rates shown on the first page. For example, the winter on-peak target energy charge is 6.0371 cents/KWH while the other rates are respectively 2.8 cents/KWH for the Standard Offer and
0.000 cents/KWH for both Distribution and Transmission. This leaves a value of 3.571 cents/KWH for the Access Charge during winter on-peak periods.

     The rate unbundling for all the classes has been handled in a similar fashion except for G1, G2 and T1 where this procedure produced negative access charges. For these classes, time-varying transmission charges were implemented to eliminate the negative access charges

                                                               Boston Edison Company
                                                               M.D.P.U. Nos. 96-100 & 96-23
                                                               Attachment 1
                                                               Exhibit 1
                                                               Page 4 of 5

G3 - 1998 Unbundled Rates  Seasonal in Dist and Access                         jsg               5/15/97

Billing Determinants and Current Revenues
                       # bills      $/bill        Revenues                       adj fact
Customer                 5,352  $   237.07  $     1,268,783.09                     0.8999244
                            kw        $/kw
Demand
Winter               3,768,643  $     8.85  $    33,338,385.43
Summer               2,268,278  $    18.48  $    41,927,866.72
                           kwh       $/kwh
Energy
Winter
   ON-peak         735,984,163  $  0.06371  $    46,886,350.29
   OFF-peak        982,608,108  $  0.05298  $    52,057,154.51
      Base ON-peak              $  0.02237
           OFF-peak             $  0.01165
      DSM                       $  0.00363
      Fuel                      $  0.03338
      NPAC                      $  0.00433

Summer
   ON-peak         334,393,478  $  0.07373  $    24,655,101.77
   OFF-peak        654,425,530  $  0.05589  $    36,572,772.11
      Base ON-peak              $  0.03240
           OFF-peak             $  0.01455
      DSM                       $  0.00363
      Fuel                      $  0.03338
      NPAC                      $  0.00433

Total Revenues                              $   236,706,413.92

                                                               Boston Edison Company
                                                               M.D.P.U. Nos. 96-100 & 96-23
                                                               Attachment 1
                                                               Exhibit 1
                                                               Page 5 of 5

G3 - 1998 Unbundled Rates  Seasonal in Dist and Access                         jsg               5/15/97

Desired Collections       Collected from:                                    Rates:
                          Basic Monthly   Demand           Energy              $/bill     $/kw  $/kwh
Dist    $  59,715,672.12  $ 1,268,783.09                   $       6,522.32  $ 237.07                     Dist
                                          $ 25,890,577.41                              $  6.87             Winter
                                                                                                $     -           ON-peak
                                                                                                $     -           OFF-peak
                                          $ 32,549,789.30                              $ 14.35             Summer
                                                                                                $     -           ON-peak
                                                                                                $     -           OFF-peak
DSM     $            -                                     $            -                       $     -   DSM
Trans   $   6,153,090.09                                   $            -                       $     -   Trans
                                          $  3,844,015.86                              $  1.02             Winter
                                          $  2,313,643.56                              $  1.02             Summer
Access  $  95,030,135.89                                                                                  Access
                                          $  3,617,897.28                              $  0.96             Winter
                                                           $  26,281,994.46                     $ 0.03571         ON-peak
                                                           $  24,535,724.46                     $ 0.02497         OFF-peak
                                          $  7,054,344.58                              $  3.11             Summer
                                                           $  15,288,469.81                     $ 0.04572         ON-peak
                                                           $  18,251,928.03                     $ 0.02789         OFF-peak
Fuel    $  75,807,515.81                                   $  75,807,515.81                     $ 0.02800 Fuel
NPAC    $            -                                     $            -                       $     -   NPAC

Total   $ 236,706,413.91  $ 1,268,783.09  $ 75,270,267.99  $ 160,172,154.89  $ 237.07  $  8.85  $ 0.06371 Winter  ON-peak
                                                                                                $ 0.05297         OFF-peak
rates   $ 236,704,699.21                                                               $ 18.48  $ 0.07372 Summer  ON-peak
                                                                                                $ 0.05589         OFF-peak

S:\SHARED\SALESGEN\RDESIGN\98SEAS2.XLS

                                  Attachment 1

                                   Exhibit 2

                         Summary of Proposed 1998 Rates

File:  S\SHARED\SALESGEN\ACOS1995\RTD98SE2.WK4                 Boston Edison Company
Last Updated:  28-May-97                                       M.D.P.U. Nos. 96-100 & 96-23
Range Name:    SUMMARY1                                        Attachment 1
                                                               Exhibit 2
                                                               Page 1 of 2

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                            Summary of Proposed Rates

---------------------------------------------------------------------------------------------------
                                                R-2 without  R-2 with
                                                      Space     Space
Residential & Street Light Rates           R-1      Heating   Heating       R-3       R-4       S-2
--------------------------------           ---      -------   -------       ---       ---       ---
Customer Charge                          $6.43        $3.91     $3.91     $6.43     $9.99     $8.02

Winter   Distribution/Access Charge   $0.07815     $0.04848  $0.04212  $0.06759            $0.06001
                            On-Peak                                              $0.12618
                           Off-Peak                                              $0.02707

Summer   Distribution/Access Charge   $0.07815     $0.04848  $0.05470  $0.08856            $0.06001
                            On-Peak                                              $0.28635
                           Off-Peak                                              $0.03013

Winter   Transmission Charge          $0.00244     $0.00242  $0.00242  $0.00241            $0.00162
                            On-Peak                                              $0.00242
                           Off-Peak                                              $0.00242

Summer   Transmission Charge          $0.00244     $0.00242  $0.00242  $0.00241            $0.00162
                            On-Peak                                              $0.00242
                           Off-Peak                                              $0.00242

Winter   Generation Charge            $0.02800     $0.02800  $0.02800  $0.02800            $0.02800
                            On-Peak                                              $0.02800
                           Off-Peak                                              $0.02800

Summer   Generation Charge            $0.02800     $0.02800  $0.02800  $0.02800            $0.02800
                            On-Peak                                              $0.02800
                           Off-Peak                                              $0.02800
---------------------------------------------------------------------------------------------------

File:  S\SHARED\SALESGEN\ACOS1995\RTD98SE2.WK4                 Boston Edison Company
Last Updated:  28-May-97                                       M.D.P.U. Nos. 96-100 & 96-23
Range Name:    SUMMARY2                                        Attachment 1
                                                               Exhibit 2
                                                               Page 2 of 2

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                            Summary of Proposed Rates

---------------------------------------------------------------------------------------------------------------------
                                                        G-1 without  G-1 with
                                                             Demand    Demand
Commercial & Industrial Rates                                Meters    Meters       G-2       G-3       T-1       T-2
-----------------------------                                ------    ------       ---       ---       ---       ---
Customer Charge                                               $8.14    $12.09    $18.19   $237.07    $10.13
  with Annual Ratchet kW: First 150kW                                                                          $27.77
                          < 300 kW                                                                            $114.62
                          > 300 kW                                                                            $166.67
                          > 1,000 kW                                                                          $374.57

Winter     Demand Charge  - Distribution/Access                                             $7.83               $9.32
                          - Transmission                                                    $1.02               $0.98
                          - Distribution/Access > 10 kW                 $0.28     $9.43
                          - Transmission > 10 kW                        $3.31     $0.87

Summer     Demand Charge  - Distribution/Access                                            $17.46              $21.09
                          - Transmission                                                    $1.02               $0.98
                          - Distribution/Access > 10 kW                 $0.86    $20.22
                          - Transmission > 10 kW                       $10.14     $1.85

Winter     Distribution/Access Charge                      $0.06646
                          On-Peak                                                        $0.03571  $0.10894  $0.03795
                          Off-Peak                                                       $0.02497  $0.02509  $0.02614
                          1st 2,000 kWh                              $0.06960  $0.06985
                          Next 150 hrs.                              $0.05612  $0.03795
                          Additional kWh                             $0.02590  $0.02614

Summer     Distribution/Access Charge                      $0.12926
                          On-Peak                                                        $0.04572  $0.23648  $0.04890
                          Off-Peak                                                       $0.02789  $0.02805  $0.02919
                          1st 2,000 kWh                              $0.13241  $0.13267
                          Next 150 hrs.                              $0.06709  $0.04891
                          Additional kWh                             $0.02895  $0.02919

Winter     Transmission Charge                             $0.00314
                          On-Peak                                                        $0.00000  $0.00351  $0.00000
                          Off-Peak                                                       $0.00000  $0.00081  $0.00000
                          1st 2,000 kWh                              $0.00000  $0.00000
                          Next 150 hrs.                              $0.00000  $0.00000
                          Additional kWh                             $0.00000  $0.00000

Summer     Transmission Charge                             $0.00314
                          On-Peak                                                        $0.00000  $0.00761  $0.00000
                          Off-Peak                                                       $0.00000  $0.00090  $0.00000
                          1st 2,000 kWh                              $0.00000  $0.00000
                          Next 150 hrs.                              $0.00000  $0.00000
                          Additional kWh                             $0.00000  $0.00000

Winter     Generation Charge                               $0.02800
                          On-Peak                                                        $0.02800  $0.02800  $0.02800
                          Off-Peak                                                       $0.02800  $0.02800  $0.02800
                          1st 2,000 kWh                              $0.02800  $0.02800
                          Next 150 hrs.                              $0.02800  $0.02800
                          Additional kWh                             $0.02800  $0.02800

Summer     Generation Charge                               $0.02800
                          On-Peak                                                        $0.02800  $0.02800  $0.02800
                          Off-Peak                                                       $0.02800  $0.02800  $0.02800
                          1st 2,000 kWh                              $0.02800  $0.02800
                          Next 150 hrs.                              $0.02800  $0.02800
                          Additional kWh                             $0.02800  $0.02800
---------------------------------------------------------------------------------------------------------------------

                                  Attachment 1

                                   Exhibit 3

                      Revenue Reduction Proof by Rate Class

File:  S\SHARED\SALESGEN\ACOS1995\RTD98SE2.WK4                 Boston Edison Company
Last Updated:  28-May-97                                       M.D.P.U. Nos. 96-100 & 96-23
Range Name:    RATE R-1                                        Attachment 1
                                                               Exhibit 3
                                                               Page 1 of 12

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                                  for Rate R-1

================================================================================================
                                                   Present       Present  Proposed      Proposed
                 R-1                       Units     Rates      Revenues     Rates      Revenues
                                             (1)       (2)           (3)       (4)           (5)
================================================================================================
Section 1.  Winter Billing Period (October - May)

1 Customer Charge:                     4,044,864     $7.15   $28,920,778     $6.43   $26,008,476

2 Energy Charge:
     Annual                        1,897,991,916  $0.07627  $144,759,843
     Retail Fuel & Purchased Power Charge         $0.03709   $70,396,520
     Net Performance Adjustment Charge            $0.00481    $9,129,341
     DSM                                          $0.00249    $4,726,000

     Distribution/Access Charge                                           $0.07815  $148,328,068
     Transmission Charge                                                  $0.00244    $4,631,100
     Generation Charge                                                    $0.02800   $53,143,774

3 Total Design Revenue:                                     $257,932,482            $232,111,418
================================================================================================

Section 2.  Summer Billing Period (June - September)

1 Customer Charge:                     2,022,432     $7.15   $14,460,389     $6.43   $13,004,238

2 Energy Charge:
     Annual                          948,995,958  $0.07627   $72,379,922
     Retail Fuel & Purchased Power Charge         $0.03709   $35,198,260
     Net Performance Adjustment Charge            $0.00481    $4,564,671
     DSM                                          $0.00249    $2,363,000

     Distribution/Access Charge                                           $0.07815   $74,164,034
     Transmission Charge                                                  $0.00244    $2,315,550
     Generation Charge                                                    $0.02800   $26,571,887

3 Total Design Revenue:                                     $128,966,241            $116,055,709
================================================================================================

Section 3.  Annual Calculation

1 Total Units:  Number of Bills:       6,067,296
                kWh:               2,846,987,874

2 Total Design Revenue:                                     $386,898,723            $348,167,127

3 Difference Between Present and Proposed Revenues:                                 ($38,731,597)

4 Percent Difference Between Present and Proposed Revenues:                               -10.0%
================================================================================================

File:  S\SHARED\SALESGEN\ACOS1995\RTD98SE2.WK4                 Boston Edison Company
Last Updated:  28-May-97                                       M.D.P.U. Nos. 96-100 & 96-23
Range Name:    RATE R-2 (W/O)                                  Attachment 1
                                                               Exhibit 3
                                                               Page 2 of 12

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                        for Rate R-2 without Space Heating

================================================================================================
                                                   Present       Present  Proposed      Proposed
       R-2 without Space Heating           Units     Rates      Revenues     Rates      Revenues
                                             (1)       (2)           (3)       (4)           (5)
================================================================================================
Section 1.  Winter Billing Period (October - May)

1 Customer Charge:                       232,816     $4.35    $1,012,750     $3.91      $910,311

2 Energy Charge:
     Winter                           42,815,730  $0.04576    $1,959,248
     Retail Fuel & Purchased Power Charge         $0.03709    $1,588,035
     Net Performance Adjustment Charge            $0.00481      $205,944

     Distribution/Access Charge                                           $0.04848    $2,075,707
     Transmission Charge                                                  $0.00242      $103,614
     Generation Charge                                                    $0.02800    $1,198,840

3 Total Design Revenue:                                       $4,765,976              $4,288,472
================================================================================================

Section 2.  Summer Billing Period (June - September)

1 Customer Charge:                       116,408     $4.35      $506,375     $3.91      $455,155

2 Energy Charge:
     Summer                           85,631,460  $0.04576    $3,918,496
     Retail Fuel & Purchased Power Charge         $0.03709    $3,176,071
     Net Performance Adjustment Charge            $0.00481      $411,887

     Distribution/Access Charge                                           $0.04848    $4,151,413
     Transmission Charge                                                  $0.00242      $207,228
     Generation Charge                                                    $0.02800    $2,397,681

3 Total Design Revenue:                                       $8,012,829              $7,211,477
================================================================================================

Section 3.  Annual Calculation

1 Total Units:  Number of Bills:         349,224
                kWh:                 128,447,190

2 Total Design Revenue:                                      $12,778,805             $11,499,949

3 Difference Between Present and Proposed Revenues:                                  ($1,278,856)

4 Percent Difference Between Present and Proposed Revenues:                               -10.0%
================================================================================================

File:  S\SHARED\SALESGEN\ACOS1995\RTD98SE2.WK4                 Boston Edison Company
Last Updated:  28-May-97                                       M.D.P.U. Nos. 96-100 & 96-23
Range Name:    RATE R-2 (W/)                                   Attachment 1
                                                               Exhibit 3
                                                               Page 3 of 12

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                         for Rate R-2 with Space Heating

================================================================================================
                                                   Present       Present  Proposed      Proposed
       R-2 with Space Heating              Units     Rates      Revenues     Rates      Revenues
                                             (1)       (2)           (3)       (4)           (5)
================================================================================================
Section 1.  Winter Billing Period (October - May)

1 Customer Charge:                        15,992     $4.35       $69,565     $3.91       $62,529

2 Energy Charge:
     Winter                           17,654,881  $0.03871      $683,420
     Retail Fuel & Purchased Power Charge         $0.03709      $654,820
     Net Performance Adjustment Charge            $0.00481       $84,920

     Distribution/Access Charge                                           $0.04212      $743,624
     Transmission Charge                                                  $0.00242       $42,725
     Generation Charge                                                    $0.02800      $494,337

3 Total Design Revenue:                                       $1,492,725              $1,343,214
================================================================================================

Section 2.  Summer Billing Period (June - September)

1 Customer Charge:                         7,996     $4.35       $34,783     $3.91       $31,264

2 Energy Charge:
     Summer                            5,070,958  $0.05269      $267,189
     Retail Fuel & Purchased Power Charge         $0.03709      $188,082
     Net Performance Adjustment Charge            $0.00481       $24,391

     Distribution/Access Charge                                           $0.05470      $277,381
     Transmission Charge                                                  $0.00242       $12,272
     Generation Charge                                                    $0.02800      $141,987

3 Total Design Revenue:                                         $514,445                $462,904
================================================================================================

Section 3.  Annual Calculation

1 Total Units:  Number of Bills:          23,988
                kWh:                  22,725,839

2 Total Design Revenue:                                       $2,007,170              $1,806,118

3 Difference Between Present and Proposed Revenues:                                    ($201,052)

4 Percent Difference Between Present and Proposed Revenues:                               -10.0%
================================================================================================

File:  S\SHARED\SALESGEN\ACOS1995\RTD98SE2.WK4                 Boston Edison Company
Last Updated:  28-May-97                                       M.D.P.U. Nos. 96-100 & 96-23
Range Name:    RATE R-3                                        Attachment 1
                                                               Exhibit 3
                                                               Page 4 of 12

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                                  for Rate R-3

================================================================================================
                                                   Present       Present  Proposed      Proposed
                 R-3                       Units     Rates      Revenues     Rates      Revenues
                                             (1)       (2)           (3)       (4)           (5)
================================================================================================
Section 1.  Winter Billing Period (October - May)

1 Customer Charge:                       333,808     $7.15    $2,386,727     $6.43    $2,146,385

2 Energy Charge:
     Winter                          404,022,629  $0.06451   $26,063,500
     Retail Fuel & Purchased Power Charge         $0.03709   $14,985,199
     Net Performance Adjustment Charge            $0.00481    $1,943,349
     DSM                                          $0.00249    $1,006,016

     Distribution/Access Charge                                           $0.06759   $27,307,889
     Transmission Charge                                                  $0.00241      $973,695
     Generation Charge                                                    $0.02800   $11,312,634

3 Total Design Revenue:                                      $46,384,792             $41,740,603
================================================================================================

Section 2.  Summer Billing Period (June - September)

1 Customer Charge:                       166,904     $7.15    $1,193,364     $6.43    $1,073,193

2 Energy Charge:
     Summer                          114,426,271  $0.08781   $10,047,771
     Retail Fuel & Purchased Power Charge         $0.03709    $4,244,070
     Net Performance Adjustment Charge            $0.00481      $550,390
     DSM                                          $0.00249      $284,921

     Distribution/Access Charge                                           $0.08856   $10,133,591
     Transmission Charge                                                  $0.00241      $275,767
     Generation Charge                                                    $0.02800    $3,203,936

3 Total Design Revenue:                                      $16,320,517             $14,686,486
================================================================================================

Section 3.  Annual Calculation

1 Total Units:  Number of Bills:         500,712
                kWh:                 518,448,900

2 Total Design Revenue:                                      $62,705,308             $56,427,089

3 Difference Between Present and Proposed Revenues:                                  ($6,278,219)

4 Percent Difference Between Present and Proposed Revenues:                               -10.0%
================================================================================================

File:  S\SHARED\SALESGEN\ACOS1995\RTD98SE2.WK4                 Boston Edison Company
Last Updated:  28-May-97                                       M.D.P.U. Nos. 96-100 & 96-23
Range Name:    RATE R-4                                        Attachment 1
                                                               Exhibit 3
                                                               Page 5 of 12

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                                  for Rate R-4

================================================================================================
                                                   Present       Present  Proposed      Proposed
                 R-4                       Units     Rates      Revenues     Rates      Revenues
                                             (1)       (2)           (3)       (4)           (5)
================================================================================================
Section 1.  Winter Billing Period (October - May)

1 Customer Charge:                         1,120    $11.10       $12,432     $9.99       $11,189

2 Energy Charge:
     Winter          On-Peak             462,315  $0.12962       $59,925
                     Off-Peak            991,839  $0.01950       $19,341
     Retail Fuel & Purchased Power Charge         $0.03709       $53,925
     Net Performance Adjustment Charge            $0.00481        $6,994
     DSM                                          $0.00249        $3,621

     Distribution/Access Charge  On-Peak                                  $0.12618       $58,335
                                 Off-Peak                                 $0.02707       $26,849
     Transmission Charge         On-Peak                                  $0.00242        $1,119
                                 Off-Peak                                 $0.00242        $2,400
     Generation Charge           On-Peak                                  $0.02800       $12,945
                                 Off-Peak                                 $0.02800       $27,771

3 Total Design Revenue:                                         $156,248                $140,608
================================================================================================
Section 2.  Summer Billing Period (June - September)

1 Customer Charge:                           560    $11.10        $6,216     $9.99        $5,594

2 Energy Charge:
     Summer          On-Peak             146,897  $0.30761       $45,187
                     Off-Peak            463,596  $0.02289       $10,612
     Retail Fuel & Purchased Power Charge         $0.03709       $22,643
     Net Performance Adjustment Charge            $0.00481        $2,936
     DSM                                          $0.00249        $1,520

     Distribution/Access Charge  On-Peak                                  $0.28635       $42,064
                                 Off-Peak                                 $0.03013       $13,968
     Transmission Charge         On-Peak                                  $0.00242          $355
                                 Off-Peak                                 $0.00242        $1,122
     Generation Charge           On-Peak                                  $0.02800        $4,113
                                 Off-Peak                                 $0.02800       $12,981

3 Total Design Revenue:                                          $89,114                 $80,198
================================================================================================

Section 3.  Annual Calculation

1 Total Units:  Number of Bills:           1,680
                kWh:                   2,064,647

2 Total Design Revenue:                                         $245,363                $220,806

3 Difference Between Present and Proposed Revenues:                                     ($24,557)

4 Percent Difference Between Present and Proposed Revenues:                               -10.0%
================================================================================================

File:  S\SHARED\SALESGEN\ACOS1995\RTD98SE2.WK4                 Boston Edison Company
Last Updated:  28-May-97                                       M.D.P.U. Nos. 96-100 & 96-23
Range Name:    RATE G-1 (W/O)                                  Attachment 1
                                                               Exhibit 3
                                                               Page 6 of 12

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                        for Rate G-1 without Demand Meters

================================================================================================
                                                   Present       Present  Proposed      Proposed
        G-1 without Demand Meters          Units     Rates      Revenues     Rates      Revenues
                                             (1)       (2)           (3)       (4)           (5)
================================================================================================
Section 1.  Winter Billing Period (October - May)

1 Customer Charge:                       374,824     $9.04    $3,388,409     $8.14    $3,051,067

2 Energy Charge:
     Winter                          227,687,653  $0.06302   $14,348,876
     Retail Fuel & Purchased Power Charge         $0.03709    $8,444,935
     Net Performance Adjustment Charge            $0.00481    $1,095,178
     DSM                                          $0.00354      $806,014

     Distribution/Access Charge                                           $0.06646   $15,132,121
     Transmission Charge                                                  $0.00314      $714,939
     Generation Charge                                                    $0.02800    $6,375,254

3 Total Design Revenue:                                      $28,083,412             $25,273,382
================================================================================================

Section 2.  Summer Billing Period (June - September)

1 Customer Charge:                       187,412     $9.04    $1,694,204     $8.14    $1,525,534

2 Energy Charge:
     Summer                          121,636,340  $0.13282   $16,155,739
     Retail Fuel & Purchased Power Charge         $0.03709    $4,511,492
     Net Performance Adjustment Charge            $0.00481      $585,071
     DSM                                          $0.00354      $430,593

     Distribution/Access Charge                                           $0.12926   $15,722,713
     Transmission Charge                                                  $0.00314      $381,938
     Generation Charge                                                    $0.02800    $3,405,818

3 Total Design Revenue:                                      $23,377,098             $21,036,003
================================================================================================

Section 3.  Annual Calculation

1 Total Units:  Number of Bills:         562,236
                kWh:                 349,323,993

2 Total Design Revenue:                                      $51,460,510             $46,309,385

3 Difference Between Present and Proposed Revenues:                                  ($5,151,125)

4 Percent Difference Between Present and Proposed Revenues:                               -10.0%
================================================================================================

File:  S\SHARED\SALESGEN\ACOS1995\RTD98SE2.WK4                 Boston Edison Company
Last Updated:  28-May-97                                       M.D.P.U. Nos. 96-100 & 96-23
Range Name:    RATE G-1 (W/)                                   Attachment 1
                                                               Exhibit 3
                                                               Page 7 of 12

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                         for Rate G-1 with Demand Meters

================================================================================================
                                                   Present       Present  Proposed      Proposed
        G-1 with Demand Meters             Units     Rates      Revenues     Rates      Revenues
                                             (1)       (2)           (3)       (4)           (5)
================================================================================================
Section 1.  Winter Billing Period (October - May)

1 Customer Charge:                        76,016    $13.43    $1,020,895    $12.09      $919,033

2 Demand Charge:   > 10 kW                43,537     $3.99      $173,713
                   - Distribution/Access > 10 kW                             $0.28       $12,190
                   - Transmission > 10 kW                                    $3.31      $144,107

3 Energy Charge:
     Winter          1st 2,000 kWh    61,874,379  $0.06302    $3,899,323
                     Next 150 hrs.    13,615,662  $0.04804      $654,096
                     Additional kWh   10,083,339  $0.01445      $145,704
     Retail Fuel & Purchased Power Charge         $0.03709    $3,173,917
     Net Performance Adjustment Charge            $0.00481      $411,608
     DSM                                          $0.00354      $302,930

     Distribution/Access Charge  1st 2,000 kWh                            $0.06960    $4,306,457
                                 Next 150 hrs.                            $0.05612      $764,111
                                 Additional kWh                           $0.02590      $261,158
     Transmission Charge         1st 2,000 kWh                            $0.00000            $0
                                 Next 150 hrs.                            $0.00000            $0
                                 Additional kWh                           $0.00000            $0
     Generation Charge           1st 2,000 kWh                            $0.02800    $1,732,483
                                 Next 150 hrs.                            $0.02800      $381,239
                                 Additional kWh                           $0.02800      $282,333

4 Total Design Revenue:                                       $9,782,186              $8,803,112
================================================================================================
Section 2.  Summer Billing Period (June - September)

1 Customer Charge:                        38,008    $13.43      $510,447    $12.09      $459,517

2 Demand Charge:   > 10 kW                26,449    $12.22      $323,207
                   - Distribution/Access > 10 kW                             $0.86       $22,746
                   - Transmission > 10 kW                                   $10.14      $268,193

3 Energy Charge:
     Summer          1st 2,000 kWh    31,939,174  $0.13282    $4,242,161
                     Next 150 hrs.     8,258,637  $0.06022      $497,335
                     Additional kWh    5,511,738  $0.01784       $98,329
     Retail Fuel & Purchased Power Charge         $0.03709    $1,695,367
     Net Performance Adjustment Charge            $0.00481      $219,863
     DSM                                          $0.00354      $161,812

     Distribution/Access Charge  1st 2,000 kWh                            $0.13241    $4,229,066
                                 Next 150 hrs.                            $0.06709      $554,072
                                 Additional kWh                           $0.02895      $159,565
     Transmission Charge         1st 2,000 kWh                            $0.00000            $0
                                 Next 150 hrs.                            $0.00000            $0
                                 Additional kWh                           $0.00000            $0
     Generation Charge           1st 2,000 kWh                            $0.02800      $894,297
                                 Next 150 hrs.                            $0.02800      $231,242
                                 Additional kWh                           $0.02800      $154,329

4 Total Design Revenue:                                       $7,748,522              $6,973,026
================================================================================================

Section 3.  Annual Calculation

1 Total Units:  Number of Bills:         114,024
                kW:                       69,986
                kWh:                 131,282,929

2 Total Design Revenue:                                      $17,530,708             $15,776,138

3 Difference Between Present and Proposed Revenues:                                  ($1,754,570)

4 Percent Difference Between Present and Proposed Revenues:                               -10.0%
================================================================================================

File:  S\SHARED\SALESGEN\ACOS1995\RTD98SE2.WK4                 Boston Edison Company
Last Updated:  28-May-97                                       M.D.P.U. Nos. 96-100 & 96-23
Range Name:    RATE G-2                                        Attachment 1
                                                               Exhibit 3
                                                               Page 8 of 12

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                                  for Rate G-2

================================================================================================
                                                   Present       Present  Proposed      Proposed
                 G-2                       Units     Rates      Revenues     Rates      Revenues
                                             (1)       (2)           (3)       (4)           (5)
================================================================================================
Section 1.  Winter Billing Period (October - May)

1 Customer Charge:                       202,112    $20.21    $4,084,684    $18.19    $3,676,417

2 Demand Charge:   > 10 kW             3,489,462    $11.45   $39,954,340
                   - Distribution/Access > 10 kW                             $9.43   $32,905,627
                   - Transmission > 10 kW                                    $0.87    $3,035,832

3 Energy Charge:
     Winter          1st 2,000 kWh   337,697,570  $0.06302   $21,281,701
                     Next 150 hrs.   645,393,157  $0.02757   $17,793,489
                     Additional kWh  548,255,682  $0.01445    $7,922,295
     Retail Fuel & Purchased Power Charge         $0.03709   $56,797,638
     Net Performance Adjustment Charge            $0.00481    $7,365,776
     DSM                                          $0.00381    $5,834,430

     Distribution/Access Charge  1st 2,000 kWh                            $0.06985   $23,588,175
                                 Next 150 hrs.                            $0.03795   $24,492,670
                                 Additional kWh                           $0.02614   $14,331,404
     Transmission Charge         1st 2,000 kWh                            $0.00000            $0
                                 Next 150 hrs.                            $0.00000            $0
                                 Additional kWh                           $0.00000            $0
     Generation Charge           1st 2,000 kWh                            $0.02800    $9,455,532
                                 Next 150 hrs.                            $0.02800   $18,071,008
                                 Additional kWh                           $0.02800   $15,351,159

4 Total Design Revenue:                                     $161,034,353            $144,907,824
================================================================================================
Section 2.  Summer Billing Period (June - September)

1 Customer Charge:                       101,056    $20.21    $2,042,342    $18.19    $1,838,209

2 Demand Charge:   > 10 kW             2,017,299    $24.52   $49,464,171
                   - Distribution/Access > 10 kW                            $20.22   $40,789,786
                   - Transmission > 10 kW                                    $1.85    $3,732,003

3 Energy Charge:
     Summer          1st 2,000 kWh   169,086,564  $0.13282   $22,458,077
                     Next 150 hrs.   360,563,002  $0.03975   $14,332,379
                     Additional kWh  321,971,623  $0.01784    $5,743,974
     Retail Fuel & Purchased Power Charge         $0.03709   $31,586,630
     Net Performance Adjustment Charge            $0.00481    $4,096,298
     DSM                                          $0.00381    $3,244,677

     Distribution/Access Charge  1st 2,000 kWh                            $0.13267   $22,432,714
                                 Next 150 hrs.                            $0.04891   $17,635,136
                                 Additional kWh                           $0.02919    $9,398,352
     Transmission Charge         1st 2,000 kWh                            $0.00000            $0
                                 Next 150 hrs.                            $0.00000            $0
                                 Additional kWh                           $0.00000            $0
     Generation Charge           1st 2,000 kWh                            $0.02800    $4,734,424
                                 Next 150 hrs.                            $0.02800   $10,095,764
                                 Additional kWh                           $0.02800    $9,015,205

4 Total Design Revenue:                                     $132,968,548            $119,671,593
================================================================================================

Section 3.  Annual Calculation

1 Total Units:  Number of Bills:         303,168
                kW:                    5,506,761
                kWh:               2,382,967,598

2 Total Design Revenue:                                     $294,002,901            $264,579,418

3 Difference Between Present and Proposed Revenues:                                 ($29,423,483)

4 Percent Difference Between Present and Proposed Revenues:                               -10.0%
================================================================================================

File:  S\SHARED\SALESGEN\ACOS1995\RTD98SE2.WK4                 Boston Edison Company
Last Updated:  28-May-97                                       M.D.P.U. Nos. 96-100 & 96-23
Range Name:    RATE G-3                                        Attachment 1
                                                               Exhibit 3
                                                               Page 9 of 12

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                                  for Rate G-3

================================================================================================
                                                   Present       Present  Proposed      Proposed
                 G-3                       Units     Rates      Revenues     Rates      Revenues
                                             (1)       (2)           (3)       (4)           (5)
================================================================================================
Section 1.  Winter Billing Period (October - May)

1 Customer Charge:                         3,568   $263.43      $939,918   $237.07      $845,866

2 Demand Charge:                       3,768,643     $9.83   $37,045,761
     - Distribution/Access                                                   $7.83   $29,508,475
     - Transmission                                                          $1.02    $3,844,016

3 Energy Charge:
     Winter          On-Peak         735,984,163  $0.02486   $18,296,566
                     Off-Peak        982,608,108  $0.01294   $12,714,949
     Retail Fuel & Purchased Power Charge         $0.03709   $63,742,587
     Net Performance Adjustment Charge            $0.00481    $8,266,429
     DSM                                          $0.00403    $6,925,927

     Distribution/Access Charge  On-Peak                                  $0.03571   $26,281,994
                                 Off-Peak                                 $0.02497   $24,535,724
     Transmission Charge         On-Peak                                  $0.00000            $0
                                 Off-Peak                                 $0.00000            $0
     Generation Charge           On-Peak                                  $0.02800   $20,607,557
                                 Off-Peak                                 $0.02800   $27,513,027

4 Total Design Revenue:                                     $147,932,137            $133,136,659
================================================================================================
Section 2.  Summer Billing Period (June - September)

1 Customer Charge:                         1,784   $263.43      $469,959   $237.07      $422,933

2 Demand Charge:                       2,268,278    $20.54   $46,590,430
     - Distribution/Access                                                  $17.46   $39,604,134
     - Transmission                                                          $1.02    $2,313,644

3 Energy Charge:
     Summer          On-Peak         334,393,478  $0.03600   $12,038,165
                     Off-Peak        654,425,530  $0.01617   $10,582,061
     Retail Fuel & Purchased Power Charge         $0.03709   $36,675,297
     Net Performance Adjustment Charge            $0.00481    $4,756,219
     DSM                                          $0.00403    $3,984,941

     Distribution/Access Charge  On-Peak                                  $0.04572   $15,288,470
                                 Off-Peak                                 $0.02789   $18,251,928
     Transmission Charge         On-Peak                                  $0.00000            $0
                                 Off-Peak                                 $0.00000            $0
     Generation Charge           On-Peak                                  $0.02800    $9,363,017
                                 Off-Peak                                 $0.02800   $18,323,915

4 Total Design Revenue:                                     $115,097,072            $103,568,040
================================================================================================

Section 3.  Annual Calculation

1 Total Units:  Number of Bills:           5,352
                kW:                    6,036,921
                kWh:               2,707,411,279

2 Total Design Revenue:                                     $263,029,209            $236,704,699

3 Difference Between Present and Proposed Revenues:                                 ($26,324,510)

4 Percent Difference Between Present and Proposed Revenues:                               -10.0%
================================================================================================

File:  S\SHARED\SALESGEN\ACOS1995\RTD98SE2.WK4                 Boston Edison Company
Last Updated:  28-May-97                                       M.D.P.U. Nos. 96-100 & 96-23
Range Name:    RATE T-1                                        Attachment 1
                                                               Exhibit 3
                                                               Page 10 of 12

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                                  for Rate T-1

================================================================================================
                                                   Present       Present  Proposed      Proposed
                 T-1                       Units     Rates      Revenues     Rates      Revenues
                                             (1)       (2)           (3)       (4)           (5)
================================================================================================
Section 1.  Winter Billing Period (October - May)

1 Customer Charge:                            40    $11.26          $450    $10.13          $405

2 Energy Charge:
     Winter          On-Peak               9,823  $0.11063        $1,087
                     Off-Peak              7,092  $0.01445          $102
     Retail Fuel & Purchased Power Charge         $0.03709          $627
     Net Performance Adjustment Charge            $0.00481           $81
     DSM                                          $0.00354           $60

     Distribution/Access Charge  On-Peak                                  $0.10894        $1,070
                                 Off-Peak                                 $0.02509          $178
     Transmission Charge         On-Peak                                  $0.00351           $34
                                 Off-Peak                                 $0.00081            $6
     Generation Charge           On-Peak                                  $0.02800          $275
                                 Off-Peak                                 $0.02800          $199

3 Total Design Revenue:                                           $2,408                  $2,167
================================================================================================
Section 2.  Summer Billing Period (June - September)

1 Customer Charge:                            20    $11.26          $225    $10.13          $203

2 Energy Charge:
     Summer          On-Peak               6,406  $0.25689        $1,646
                     Off-Peak              5,387  $0.01784           $96
     Retail Fuel & Purchased Power Charge         $0.03709          $437
     Net Performance Adjustment Charge            $0.00481           $57
     DSM                                          $0.00354           $42

     Distribution/Access Charge  On-Peak                                  $0.23648        $1,515
                                 Off-Peak                                 $0.02805          $151
     Transmission Charge         On-Peak                                  $0.00761           $49
                                 Off-Peak                                 $0.00090            $5
     Generation Charge           On-Peak                                  $0.02800          $179
                                 Off-Peak                                 $0.02800          $151

3 Total Design Revenue:                                           $2,503                  $2,252
================================================================================================

Section 3.  Annual Calculation

1 Total Units:  Number of Bills:              60
                kWh:                      28,708

2 Total Design Revenue:                                           $4,911                  $4,420

3 Difference Between Present and Proposed Revenues:                                        ($492)

4 Percent Difference Between Present and Proposed Revenues:                               -10.0%
================================================================================================

File:  S\SHARED\SALESGEN\ACOS1995\RTD98SE2.WK4                 Boston Edison Company
Last Updated:  28-May-97                                       M.D.P.U. Nos. 96-100 & 96-23
Range Name:    RATE T-2                                        Attachment 1
                                                               Exhibit 3
                                                               Page 11 of 12

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                                  for Rate T-2

================================================================================================
                                                   Present       Present  Proposed      Proposed
                 T-2                       Units     Rates      Revenues     Rates      Revenues
                                             (1)       (2)           (3)       (4)           (5)
================================================================================================
Section 1.  Winter Billing Period (October - May)

                    Annual
                    Ratchet kW
                    ----------
1 Customer Charge:  First 150 kW           5,176    $30.86      $159,731    $27.77      $143,738
                    < 300 kW               5,136   $127.37      $654,172   $114.62      $588,688
                    > 300 kW               4,320   $185.20      $800,064   $166.67      $720,014
                    > 1,000 kW               728   $416.22      $303,008   $374.57      $272,687

2 Demand Charge:                       4,204,405    $11.45   $48,140,437
                    - Distribution/Access                                    $9.32   $39,185,055
                    - Transmission                                           $0.98    $4,120,317

3 Energy Charge:
     Winter        On-Peak           963,496,344  $0.02757   $26,563,594
                   Off-Peak        1,153,566,477  $0.01445   $16,669,036
     Retail Fuel & Purchased Power Charge         $0.03709   $78,521,860
     Net Performance Adjustment Charge            $0.00481   $10,183,072
     DSM                                          $0.00381    $8,066,009

     Distribution/Access Charge  On-Peak                                  $0.03795   $36,564,686
                                 Off-Peak                                 $0.02614   $30,154,228
     Transmission Charge         On-Peak                                  $0.00000            $0
                                 Off-Peak                                 $0.00000            $0
     Generation Charge           On-Peak                                  $0.02800   $26,977,898
                                 Off-Peak                                 $0.02800   $32,299,861

4 Total Design Revenue:                                     $190,060,984            $171,027,172
================================================================================================
Section 2.  Summer Billing Period (June - September)

                    Annual
                    Ratchet kW
                    ----------
1 Customer Charge:  First 150 kW           2,588    $30.86       $79,866    $27.77       $71,869
                    < 300 kW               2,568   $127.37      $327,086   $114.62      $294,344
                    > 300 kW               2,160   $185.20      $400,032   $166.67      $360,007
                    > 1,000 kW               364   $416.22      $151,504   $374.57      $136,343

2 Demand Charge:                       3,986,644    $24.52   $97,752,511
                    - Distribution/Access                                   $21.09   $84,078,322
                    - Transmission                                           $0.98    $3,906,911

3 Energy Charge:
     Winter        On-Peak           434,841,597  $0.03975   $17,284,953
                   Off-Peak          719,234,559  $0.01784   $12,831,145
     Retail Fuel & Purchased Power Charge         $0.03709   $42,804,685
     Net Performance Adjustment Charge            $0.00481    $5,551,106
     DSM                                          $0.00381    $4,397,030

     Distribution/Access Charge  On-Peak                                  $0.04890   $21,263,754
                                 Off-Peak                                 $0.02919   $20,994,457
     Transmission Charge         On-Peak                                  $0.00000            $0
                                 Off-Peak                                 $0.00000            $0
     Generation Charge           On-Peak                                  $0.02800   $12,175,565
                                 Off-Peak                                 $0.02800   $20,138,568

4 Total Design Revenue:                                     $181,579,918            $163,420,140
================================================================================================

Section 3.  Annual Calculation

1 Total Units:  Number of Bills:          23,040
                kW:                    8,191,049
                kWh:               3,271,138,977

2 Total Design Revenue:                                     $371,640,902            $334,447,312

3 Difference Between Present and Proposed Revenues:                                 ($37,193,591)

4 Percent Difference Between Present and Proposed Revenues:                               -10.0%
================================================================================================

File:  S\SHARED\SALESGEN\ACOS1995\RTD98SE2.WK4                 Boston Edison Company
Last Updated:  28-May-97                                       M.D.P.U. Nos. 96-100 & 96-23
Range Name:    RATE S-2                                        Attachment 1
                                                               Exhibit 3
                                                               Page 12 of 12

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                                  for Rate S-2

================================================================================================
                                                   Present       Present  Proposed      Proposed
                 S-2                       Units     Rates      Revenues     Rates      Revenues
                                             (1)       (2)           (3)       (4)           (5)
================================================================================================
Section 1.  Winter Billing Period (October - May)

1 Customer Charge:                        23,504     $8.91      $209,421     $8.02      $188,502

2 Energy Charge:
     Annual                           34,907,932  $0.05770    $2,014,188
     Retail Fuel & Purchased Power Charge         $0.03709    $1,294,735
     Net Performance Adjustment Charge            $0.00481      $167,907

     Distribution/Access Charge                                           $0.06001    $2,094,825
     Transmission Charge                                                  $0.00162       $56,551
     Generation Charge                                                    $0.02800      $977,422

3 Total Design Revenue:                                       $3,686,251              $3,317,300
================================================================================================

Section 2.  Summer Billing Period (June - September)

1 Customer Charge:                        11,752     $8.91      $104,710     $8.02       $94,251

2 Energy Charge:
     Annual                           17,453,966  $0.05770    $1,007,094
     Retail Fuel & Purchased Power Charge         $0.03709      $647,368
     Net Performance Adjustment Charge            $0.00481       $83,954

     Distribution/Access Charge                                           $0.06001    $1,047,413
     Transmission Charge                                                  $0.00162       $28,275
     Generation Charge                                                    $0.02800      $488,711

3 Total Design Revenue:                                       $1,843,125              $1,658,650
================================================================================================

Section 3.  Annual Calculation

1 Total Units:  Number of Bills:          35,256
                kWh:                  52,361,898

2 Total Design Revenue:                                       $5,529,376              $4,975,950

3 Difference Between Present and Proposed Revenues:                                    ($553,426)

4 Percent Difference Between Present and Proposed Revenues:                               -10.0%
================================================================================================

                                  Attachment 1

                                   Exhibit 4

                 Calculation of 1998 Typical Bills by Rate Class


File Name:  S\SHARED\SALESGEN\TYPCBILL\TYP98SE2.WK4            Boston Edison Company
Last Update:  28-May-97                                        M.D.P.U. Nos. 96-100 & 96-23
Range Name:   RATE R-1                                         Attachment 1
                                                               Exhibit 4
                                                               Page 1 of 29

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                           Impact on R-1 Rate Customers

------------------------------------------------------------------------------------------------------
Average          Present Rates                     Proposed Rates                     Difference
Monthly            Adjustment   Annual     Delivery    Energy     Annual    Difference   % of   % of
  kWh     Base      Factors      Total     Component  Component    Total    In Totals    Base   Total
------------------------------------------------------------------------------------------------------
   125    $200.21     $66.59     $266.80      $198.05   $42.00     $240.05   ($26.75)   -13.4%  -10.0%

   150    $223.09     $79.90     $302.99      $222.22   $50.40     $272.62   ($30.37)   -13.6%  -10.0%

   500    $543.42    $266.34     $809.76      $560.70  $168.00     $728.70   ($81.06)   -14.9%  -10.0%

   750    $772.23    $399.51   $1,171.74      $802.47  $252.00   $1,054.47  ($117.27)   -15.2%  -10.0%

 1,000  $1,001.04    $532.68   $1,533.72    $1,044.24  $336.00   $1,380.24  ($153.48)   -15.3%  -10.0%

 1,250  $1,229.85    $665.85   $1,895.70    $1,286.01  $420.00   $1,706.01  ($189.69)   -15.4%  -10.0%

 1,500  $1,458.66    $799.02   $2,257.68    $1,527.78  $504.00   $2,031.78  ($225.90)   -15.5%  -10.0%

 2,000  $1,916.28  $1,065.36   $2,981.64    $2,011.32  $672.00   $2,683.32  ($298.32)   -15.6%  -10.0%
------------------------------------------------------------------------------------------------------

Present Rates          R-1                                      Proposed Rates:          R-1
Customer Charge                                 $7.15           Customer Charge                  $6.43
Energy Charge                         kWh x  $0.07627           Distrib/Access Charge  kWh x  $0.07815
-----------------------------------------------------           Transmission Charge    kWh x  $0.00244
Base Bill                                    Subtotal           --------------------------------------
                                                                Delivery Component            Subtotal
Retail Fuel & Purchased Power Charge  kWh x  $0.03709
Net Performance Adjustment Charge     kWh x  $0.00481
DSM                                   kWh x  $0.00249           Generation Charge      kWh x  $0.02800
-----------------------------------------------------
Combined Adjustment Charge                   $0.04439

File Name:  S\SHARED\SALESGEN\TYPCBILL\TYP98SE2.WK4            Boston Edison Company
Last Update:  28-May-97                                        M.D.P.U. Nos. 96-100 & 96-23
Range Name:   RATE R-2 (W/O)                                   Attachment 1
                                                               Exhibit 4
                                                               Page 2 of 29

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                           Impact on R-2 Rate Customers
                             (without Space Heating)

------------------------------------------------------------------------------------------------------
Average          Present Rates                     Proposed Rates                     Difference
Monthly            Adjustment   Annual     Delivery    Energy     Annual    Difference   % of   % of
  kWh     Base      Factors      Total     Component  Component    Total    In Totals    Base   Total
------------------------------------------------------------------------------------------------------
   50      $79.66     $25.14     $104.80       $77.46   $16.80      $94.26   ($10.54)   -13.2%  -10.1%

  100     $107.11     $50.28     $157.39      $108.00   $33.60     $141.60   ($15.79)   -14.7%  -10.0%

  150     $134.57     $75.42     $209.99      $138.54   $50.40     $188.94   ($21.05)   -15.6%  -10.0%

  250     $189.48    $125.70     $315.18      $199.62   $84.00     $283.62   ($31.56)   -16.7%  -10.0%

  300     $216.94    $150.84     $367.78      $230.16  $100.80     $330.96   ($36.82)   -17.0%  -10.0%

  500     $326.76    $251.40     $578.16      $352.32  $168.00     $520.32   ($57.84)   -17.7%  -10.0%

  600     $381.67    $301.68     $683.35      $413.40  $201.60     $615.00   ($68.35)   -17.9%  -10.0%

  750     $464.04    $377.10     $841.14      $505.02  $252.00     $757.02   ($84.12)   -18.1%  -10.0%
------------------------------------------------------------------------------------------------------

Present Rates          R-2                                      Proposed Rates:          R-2
Customer Charge                                 $4.35           Customer Charge                  $3.91
Energy Charge                         kWh x  $0.04576           Distrib/Access Charge  kWh x  $0.04848
-----------------------------------------------------           Transmission Charge    kWh x  $0.00242
Base Bill                                    Subtotal           --------------------------------------
                                                                Delivery Component            Subtotal
Retail Fuel & Purchased Power Charge  kWh x  $0.03709
Net Performance Adjustment Charge     kWh x  $0.00481
DSM                                   kWh x  $0.00000           Generation Charge      kWh x  $0.02800
-----------------------------------------------------
Combined Adjustment Charge                   $0.04190

File Name:  S\SHARED\SALESGEN\TYPCBILL\TYP98SE2.WK4            Boston Edison Company
Last Update:  28-May-97                                        M.D.P.U. Nos. 96-100 & 96-23
Range Name:   RATE R-1 (W/)                                    Attachment 1
                                                               Exhibit 4
                                                               Page 3 of 29

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                           Impact on R-2 Rate Customers
                               (with Space Heating)

------------------------------------------------------------------------------------------------------
Average          Present Rates                     Proposed Rates                     Difference
Monthly            Adjustment   Annual     Delivery    Energy     Annual    Difference   % of   % of
  kWh     Base      Factors      Total     Component  Component    Total    In Totals    Base   Total
------------------------------------------------------------------------------------------------------
   250    $177.69    $125.70     $303.39      $188.96   $84.00     $272.96   ($30.43)   -17.1%  -10.0%

   500    $303.18    $251.40     $554.58      $331.00  $168.00     $499.00   ($55.58)   -18.3%  -10.0%

   750    $428.67    $377.10     $805.77      $473.04  $252.00     $725.04   ($80.73)   -18.8%  -10.0%

 1,000    $554.15    $502.80   $1,056.95      $615.08  $336.00     $951.08  ($105.87)   -19.1%  -10.0%

 1,250    $679.64    $628.50   $1,308.14      $757.13  $420.00   $1,177.13  ($131.01)   -19.3%  -10.0%

 1,500    $805.13    $754.20   $1,559.33      $899.17  $504.00   $1,403.17  ($156.16)   -19.4%  -10.0%

 2,000  $1,056.11  $1,005.60   $2,061.71    $1,183.25  $672.00   $1,855.25  ($206.46)   -19.5%  -10.0%

 2,500  $1,307.08  $1,257.00   $2,564.08    $1,467.33  $840.00   $2,307.33  ($256.75)   -19.6%  -10.0%
------------------------------------------------------------------------------------------------------

Present Rates          R-2                                   Proposed Rates:          R-2
                                     Summer    Winter                                 Summer    Winter
                                     ------    ------                                 ------    ------
Customer Charge                       $4.35     $4.35        Customer Charge           $3.91     $3.91
Energy Charge               kWh x  $0.05269  $0.03871        Distrib/Access
-----------------------------------------------------          Charge        kWh x  $0.05470  $0.04212
Base Bill                          Subtotal  Subtotal        Transmission
                                                               Charge        kWh x  $0.00242  $0.00242
Retail Fuel & Purchased                                      -----------------------------------------
  Power Charge              kWh x  $0.03709  $0.03709        Delivery
Net Performance                                                Component            Subtotal  Subtotal
  Adjustment Charge         kWh x  $0.00481  $0.00481
DSM                         kWh x  $0.00000  $0.00000        Generation
-----------------------------------------------------          Charge        kWh x  $0.02800  $0.02800
Combined Adjustment Charge         $0.04190  $0.04190

File Name:  S\SHARED\SALESGEN\TYPCBILL\TYP98SE2.WK4            Boston Edison Company
Last Update:  28-May-97                                        M.D.P.U. Nos. 96-100 & 96-23
Range Name:   RATE R-3                                         Attachment 1
                                                               Exhibit 4
                                                               Page 4 of 29

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                           Impact on R-3 Rate Customers

------------------------------------------------------------------------------------------------------
Average          Present Rates                     Proposed Rates                     Difference
Monthly            Adjustment   Annual     Delivery    Energy     Annual    Difference   % of   % of
  kWh     Base      Factors      Total     Component  Component    Total    In Totals    Base   Total
------------------------------------------------------------------------------------------------------
   125    $190.28     $66.59     $256.87      $189.10   $42.00     $231.10   ($25.77)   -13.5%  -10.0%

   150    $211.17     $79.90     $291.07      $211.49   $50.40     $261.89   ($29.18)   -13.8%  -10.0%

   500    $503.72    $266.34     $770.06      $524.93  $168.00     $692.93   ($77.13)   -15.3%  -10.0%

   750    $712.67    $399.51   $1,112.18      $748.81  $252.00   $1,000.81  ($111.37)   -15.6%  -10.0%

 1,000    $921.63    $532.68   $1,454.31      $972.70  $336.00   $1,308.70  ($145.61)   -15.8%  -10.0%

 1,250  $1,130.59    $665.85   $1,796.44    $1,196.58  $420.00   $1,616.58  ($179.86)   -15.9%  -10.0%

 1,500  $1,339.55    $799.02   $2,138.57    $1,420.47  $504.00   $1,924.47  ($214.10)   -16.0%  -10.0%

 2,000  $1,757.46  $1,065.36   $2,822.82    $1,868.24  $672.00   $2,540.24  ($282.58)   -16.1%  -10.0%
------------------------------------------------------------------------------------------------------

Present Rates          R-3                                   Proposed Rates:          R-3
                                     Summer    Winter                                 Summer    Winter
                                     ------    ------                                 ------    ------
Customer Charge                       $7.15     $7.15        Customer Charge           $6.43     $6.43
Energy Charge               kWh x  $0.08781  $0.06451        Distrib/Access
-----------------------------------------------------          Charge        kWh x  $0.08856  $0.06759
Base Bill                          Subtotal  Subtotal        Transmission
                                                               Charge        kWh x  $0.00241  $0.00241
Retail Fuel & Purchased                                      -----------------------------------------
  Power Charge              kWh x  $0.03709  $0.03709        Delivery
Net Performance                                                Component            Subtotal  Subtotal
  Adjustment Charge         kWh x  $0.00481  $0.00481
DSM                         kWh x  $0.00249  $0.00249        Generation
-----------------------------------------------------          Charge        kWh x  $0.02800  $0.02800
Combined Adjustment Charge         $0.04439  $0.04439

File Name:  S\SHARED\SALESGEN\TYPCBILL\TYP98SE2.WK4            Boston Edison Company
Last Update:  28-May-97                                        M.D.P.U. Nos. 96-100 & 96-23
Range Name:   RATE R-4                                         Attachment 1
                                                               Exhibit 4
                                                               Page 5 of 29

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                           Impact on R-4 Rate Customers

--------------------------------------------------------------------------------------------------------
Average          Present Rates                     Proposed Rates                     Difference
Monthly            Adjustment   Annual     Delivery    Energy     Annual    Difference   % of   % of
  kWh     Base      Factors      Total     Component  Component    Total    In Totals    Base   Total
--------------------------------------------------------------------------------------------------------
 1,000    $918.21    $532.68   $1,450.89     $969.69    $336.00   $1,305.69    ($145.20)  -15.8%  -10.0%

 1,500  $1,310.72    $799.02   $2,109.74   $1,394.59    $504.00   $1,898.59    ($211.15)  -16.1%  -10.0%

 2,000  $1,703.23  $1,065.36   $2,768.59   $1,819.49    $672.00   $2,491.49    ($277.10)  -16.3%  -10.0%

 3,000  $2,488.24  $1,598.04   $4,086.28   $2,669.30  $1,008.00   $3,677.30    ($408.98)  -16.4%  -10.0%

 4,000  $3,273.26  $2,130.72   $5,403.98   $3,519.11  $1,344.00   $4,863.11    ($540.87)  -16.5%  -10.0%

 5,000  $4,058.27  $2,663.40   $6,721.67   $4,368.91  $1,680.00   $6,048.91    ($672.76)  -16.6%  -10.0%

 8,000  $6,413.32  $4,261.44  $10,674.76   $6,918.33  $2,688.00   $9,606.33  ($1,068.43)  -16.7%  -10.0%

10,000  $7,983.35  $5,326.80  $13,310.15   $8,617.95  $3,360.00  $11,977.95  ($1,332.20)  -16.7%  -10.0%
--------------------------------------------------------------------------------------------------------

Present Rates          R-4                                   Proposed Rates:          R-4
                                  Summer      Winter                                     Summer    Winter
                                  ------      ------                                     ------    ------
Customer Charge                   $11.10      $11.10         Customer Charge              $9.99     $9.99
Energy Charge  On-Peak   kWh x  $0.30761    $0.12962         Distrib/Access
               Off-Peak  kWh x  $0.02289    $0.01950           On-Peak Charge   kWh x  $0.28635  $0.12618
----------------------------------------------------         Distrib/Access
Base Bill                       Subtotal    Subtotal           Off-Peak Charge  kWh x  $0.03013  $0.02707
                                                             Transmission
Retail Fuel & Purchased                                        On-Peak Charge   kWh x  $0.00242  $0.00242
  Power Charge           kWh x  $0.03709    $0.03709         Transmission
Net Performance                                                Off-Peak Charge  kWh x  $0.00242  $0.00242
  Adjustment Charge      kWh x  $0.00481    $0.00481         --------------------------------------------
DSM                      kWh x  $0.00249    $0.00249         Delivery Component        Subtotal  Subtotal
----------------------------------------------------
Combined Adjustment Charge      $0.04439    $0.04439         Generation Charge
                                                                      On-Peak   kWh x  $0.02800  $0.02800
                                                                      Off-Peak  kWh x  $0.02800  $0.02800

File Name:  S\SHARED\SALESGEN\TYPCBILL\TYP98SE2.WK4            Boston Edison Company
Last Update:  28-May-97                                        M.D.P.U. Nos. 96-100 & 96-23
Range Name:   RATE G-1 (W/O)                                   Attachment 1
                                                               Exhibit 4
                                                               Page 6 of 29

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                           Impact on G-1 Rate Customers
                             (without Demand Meters)

--------------------------------------------------------------------------------------------------------
Average          Present Rates                     Proposed Rates                     Difference
Monthly            Adjustment   Annual     Delivery    Energy     Annual    Difference   % of   % of
  kWh     Base      Factors      Total     Component  Component    Total    In Totals    Base   Total
--------------------------------------------------------------------------------------------------------
    50    $160.87     $27.26     $188.13     $152.56     $16.80     $169.36     ($18.77)  -11.7%  -10.0%

   100    $213.27     $54.53     $267.80     $207.44     $33.60     $241.04     ($26.76)  -12.5%  -10.0%

   250    $370.45    $136.32     $506.77     $372.08     $84.00     $456.08     ($50.69)  -13.7%  -10.0%

   500    $632.43    $272.64     $905.07     $646.48    $168.00     $814.48     ($90.59)  -14.3%  -10.0%

 1,000  $1,156.38    $545.28   $1,701.66   $1,195.29    $336.00   $1,531.29    ($170.37)  -14.7%  -10.0%

 2,500  $2,728.22  $1,363.20   $4,091.42   $2,841.70    $840.00   $3,681.70    ($409.72)  -15.0%  -10.0%

 5,000  $5,347.96  $2,726.40   $8,074.36   $5,585.72  $1,680.00   $7,265.72    ($808.64)  -15.1%  -10.0%

 7,500  $7,967.70  $4,089.60  $12,057.30   $8,329.73  $2,520.00  $10,849.73  ($1,207.57)  -15.2%  -10.0%
--------------------------------------------------------------------------------------------------------

Present Rates          G-1                                   Proposed Rates:          G-1
                                  Summer      Winter                                     Summer    Winter
                                  ------      ------                                     ------    ------
Customer Charge                    $9.04       $9.04         Customer Charge              $8.14     $8.14
Energy Charge            kWh x  $0.13282    $0.06302         Distrib/Access
----------------------------------------------------           Charge           kWh x  $0.12926  $0.06646
Base Bill                       Subtotal    Subtotal         Transmission
                                                               Charge           kWh x  $0.00314  $0.00314
Retail Fuel & Purchased                                      --------------------------------------------
  Power Charge           kWh x  $0.03709    $0.03709         Delivery Component        Subtotal  Subtotal
Net Performance
  Adjustment Charge      kWh x  $0.00481    $0.00481
DSM                      kWh x  $0.00354    $0.00354         Generation Charge  kWh x  $0.02800  $0.02800
----------------------------------------------------
Combined Adjustment Charge      $0.04544    $0.04544

File Name:  S\SHARED\SALESGEN\TYPCBILL\TYP98SE2.WK4            Boston Edison Company
Last Update:  28-May-97                                        M.D.P.U. Nos. 96-100 & 96-23
Range Name:   RATE G-1 (W/)                                    Attachment 1
                                                               Exhibit 4
                                                               Page 7 of 29

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                           Impact on G-1 Rate Customers
                               (with Demand Meters)

Hours Use:   150

-----------------------------------------------------------------------------------------------------------------------------------
                              Present Rates                              Proposed Rates                           Difference
Average Monthly                Adjustment      Annual        Delivery       Energy        Annual       Difference     % of   % of
   kW        kWh     Base        Factors        Total        Component     Component       Total        In Totals     Base   Total
-----------------------------------------------------------------------------------------------------------------------------------
   15      2,250    $2,548.57    $1,226.88      $3,775.45      $2,641.57      $756.00      $3,397.57      ($377.88)  -14.8%  -10.0%

   20      3,000    $3,628.39    $1,635.84      $5,264.23      $3,729.35    $1,008.00      $4,737.35      ($526.88)  -14.5%  -10.0%

   40      6,000    $7,947.64    $3,271.68     $11,219.32      $8,080.46    $2,016.00     $10,096.46    ($1,122.86)  -14.1%  -10.0%

   75     11,250   $15,506.34    $6,134.40     $21,640.74     $15,694.91    $3,780.00     $19,474.91    ($2,165.83)  -14.0%  -10.0%

  150     22,500   $31,703.56   $12,268.80     $43,972.36     $32,011.58    $7,560.00     $39,571.58    ($4,400.78)  -13.9%  -10.0%
-----------------------------------------------------------------------------------------------------------------------------------

Present Rates          G-1                                      Proposed Rates:          G-1
                                           Summer    Winter                                                       Summer    Winter
                                           ------    ------                                                       ------    ------
Customer Charge                            $13.43    $13.43     Customer Charge                                   $12.09    $12.09
Demand Charge   (> 10 kW)          kW x    $12.22     $3.99     Distrib/Access Demand
Energy Charge   (1st 2,000 kWh)   kWh x  $0.13282  $0.06302       Charge               (> 10 kW)          kW x     $0.86     $0.28
                (Next 150 hrs.)   kWh x  $0.06022  $0.04804     Transmission Demand
                (Additional kWh)  kWh x  $0.01784  $0.01445       Charge               (> 10 kW)          kW x    $10.14     $3.31
-----------------------------------------------------------     Distrib/Access Energy
Base Bill                                Subtotal  Subtotal       Charge               (1st 2,000 kWh)   kWh x  $0.13241  $0.06960
                                                                                       (Next 150 hrs.)   kWh x  $0.06709  $0.05612
Retail Fuel & Purchased Power                                                          (Additional kWh)  kWh x  $0.02895  $0.02590
  Charge                          kWh x  $0.03709  $0.03709     Transmission Energy
Net Performance Adjustment                                        Charge               (1st 2,000 kWh)   kWh x  $0.00000  $0.00000
  Charge                          kWh x  $0.00481  $0.00481                            (Next 150 hrs.)   kWh x  $0.00000  $0.00000
DSM                               kWh x  $0.00354  $0.00354                            (Additional kWh)  kWh x  $0.00000  $0.00000
-----------------------------------------------------------     ------------------------------------------------------------------
Combined Adjustment Charge               $0.04544  $0.04544     Delivery Component                              Subtotal  Subtotal

                                                                Generation Charge      (1st 2,000 kWh)   kWh x  $0.02800  $0.02800
                                                                                       (Next 150 hrs.)   kWh x  $0.02800  $0.02800
                                                                                       (Additional kWh)  kWh x  $0.02800  $0.02800

File Name:  S\SHARED\SALESGEN\TYPCBILL\TYP98SE2.WK4            Boston Edison Company
Last Update:  28-May-97                                        M.D.P.U. Nos. 96-100 & 96-23
Range Name:   RATE G-1 (W/)                                    Attachment 1
                                                               Exhibit 4
                                                               Page 8 of 29

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                           Impact on G-1 Rate Customers
                               (with Demand Meters)

Hours Use:   300

-----------------------------------------------------------------------------------------------------------------------------------
                              Present Rates                              Proposed Rates                           Difference
Average Monthly                Adjustment      Annual        Delivery       Energy        Annual       Difference     % of   % of
   kW        kWh     Base        Factors        Total        Component     Component       Total        In Totals     Base   Total
-----------------------------------------------------------------------------------------------------------------------------------
   15      4,500    $4,509.97    $2,453.76      $6,963.73      $4,754.64    $1,512.00      $6,266.64      ($697.09)  -15.5%  -10.0%

   20      6,000    $6,243.58    $3,271.68      $9,515.26      $6,546.77    $2,016.00      $8,562.77      ($952.49)  -15.3%  -10.0%

   40     12,000   $13,178.03    $6,543.36     $19,721.39     $13,715.30    $4,032.00     $17,747.30    ($1,974.09)  -15.0%  -10.0%

   75     22,500   $25,313.32   $12,268.80     $37,582.12     $26,260.24    $7,560.00     $33,820.24    ($3,761.88)  -14.9%  -10.0%

  150     45,000   $51,317.51   $24,537.60     $75,855.11     $53,142.24   $15,120.00     $68,262.24    ($7,592.87)  -14.8%  -10.0%
-----------------------------------------------------------------------------------------------------------------------------------

Present Rates          G-1                                      Proposed Rates:          G-1
                                           Summer    Winter                                                       Summer    Winter
                                           ------    ------                                                       ------    ------
Customer Charge                            $13.43    $13.43     Customer Charge                                   $12.09    $12.09
Demand Charge   (> 10 kW)          kW x    $12.22     $3.99     Distrib/Access Demand
Energy Charge   (1st 2,000 kWh)   kWh x  $0.13282  $0.06302       Charge               (> 10 kW)          kW x     $0.86     $0.28
                (Next 150 hrs.)   kWh x  $0.06022  $0.04804     Transmission Demand
                (Additional kWh)  kWh x  $0.01784  $0.01445       Charge               (> 10 kW)          kW x    $10.14     $3.31
-----------------------------------------------------------     Distrib/Access Energy
Base Bill                                Subtotal  Subtotal       Charge               (1st 2,000 kWh)   kWh x  $0.13241  $0.06960
                                                                                       (Next 150 hrs.)   kWh x  $0.06709  $0.05612
Retail Fuel & Purchased Power                                                          (Additional kWh)  kWh x  $0.02895  $0.02590
  Charge                          kWh x  $0.03709  $0.03709     Transmission Energy
Net Performance Adjustment                                        Charge               (1st 2,000 kWh)   kWh x  $0.00000  $0.00000
  Charge                          kWh x  $0.00481  $0.00481                            (Next 150 hrs.)   kWh x  $0.00000  $0.00000
DSM                               kWh x  $0.00354  $0.00354                            (Additional kWh)  kWh x  $0.00000  $0.00000
-----------------------------------------------------------     ------------------------------------------------------------------
Combined Adjustment Charge               $0.04544  $0.04544     Delivery Component                              Subtotal  Subtotal

                                                                Generation Charge      (1st 2,000 kWh)   kWh x  $0.02800  $0.02800
                                                                                       (Next 150 hrs.)   kWh x  $0.02800  $0.02800
                                                                                       (Additional kWh)  kWh x  $0.02800  $0.02800

File Name:  S\SHARED\SALESGEN\TYPCBILL\TYP98SE2.WK4            Boston Edison Company
Last Update:  28-May-97                                        M.D.P.U. Nos. 96-100 & 96-23
Range Name:   RATE G-1 (W/)                                    Attachment 1
                                                               Exhibit 4
                                                               Page 9 of 29

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                           Impact on G-1 Rate Customers
                               (with Demand Meters)

Hours Use:   450

-----------------------------------------------------------------------------------------------------------------------------------
                              Present Rates                              Proposed Rates                           Difference
Average Monthly                Adjustment      Annual        Delivery       Energy        Annual       Difference     % of   % of
   kW        kWh     Base        Factors        Total        Component     Component       Total        In Totals     Base   Total
-----------------------------------------------------------------------------------------------------------------------------------
   15      6,750    $6,471.36    $3,680.64     $10,152.00      $6,867.70    $2,268.00      $9,135.70    ($1,016.30)  -15.7%  -10.0%

   20      9,000    $8,858.77    $4,907.52     $13,766.29      $9,364.19    $3,024.00     $12,388.19    ($1,378.10)  -15.6%  -10.0%

   40     18,000   $18,408.41    $9,815.04     $28,223.45     $19,350.15    $6,048.00     $25,398.15    ($2,825.30)  -15.3%  -10.0%

   75     33,750   $35,120.29   $18,403.20     $53,523.49     $36,825.57   $11,340.00     $48,165.57    ($5,357.92)  -15.3%  -10.0%

  150     67,500   $70,931.45   $36,806.40    $107,737.85     $74,272.91   $22,680.00     $96,952.91   ($10,784.94)  -15.2%  -10.0%
-----------------------------------------------------------------------------------------------------------------------------------

Present Rates          G-1                                      Proposed Rates:          G-1
                                           Summer    Winter                                                       Summer    Winter
                                           ------    ------                                                       ------    ------
Customer Charge                            $13.43    $13.43     Customer Charge                                   $12.09    $12.09
Demand Charge   (> 10 kW)          kW x    $12.22     $3.99     Distrib/Access Demand
Energy Charge   (1st 2,000 kWh)   kWh x  $0.13282  $0.06302       Charge               (> 10 kW)          kW x     $0.86     $0.28
                (Next 150 hrs.)   kWh x  $0.06022  $0.04804     Transmission Demand
                (Additional kWh)  kWh x  $0.01784  $0.01445       Charge               (> 10 kW)          kW x    $10.14     $3.31
-----------------------------------------------------------     Distrib/Access Energy
Base Bill                                Subtotal  Subtotal       Charge               (1st 2,000 kWh)   kWh x  $0.13241  $0.06960
                                                                                       (Next 150 hrs.)   kWh x  $0.06709  $0.05612
Retail Fuel & Purchased Power                                                          (Additional kWh)  kWh x  $0.02895  $0.02590
  Charge                          kWh x  $0.03709  $0.03709     Transmission Energy
Net Performance Adjustment                                        Charge               (1st 2,000 kWh)   kWh x  $0.00000  $0.00000
  Charge                          kWh x  $0.00481  $0.00481                            (Next 150 hrs.)   kWh x  $0.00000  $0.00000
DSM                               kWh x  $0.00354  $0.00354                            (Additional kWh)  kWh x  $0.00000  $0.00000
-----------------------------------------------------------     ------------------------------------------------------------------
Combined Adjustment Charge               $0.04544  $0.04544     Delivery Component                              Subtotal  Subtotal

                                                                Generation Charge      (1st 2,000 kWh)   kWh x  $0.02800  $0.02800
                                                                                       (Next 150 hrs.)   kWh x  $0.02800  $0.02800
                                                                                       (Additional kWh)  kWh x  $0.02800  $0.02800

File Name:  S\SHARED\SALESGEN\TYPCBILL\TYP98SE2.WK4            Boston Edison Company
Last Update:  28-May-97                                        M.D.P.U. Nos. 96-100 & 96-23
Range Name:   RATE G-2                                         Attachment 1
                                                               Exhibit 4
                                                               Page 10 of 29

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                           Impact on G-2 Rate Customers

Hours Use:   200

-----------------------------------------------------------------------------------------------------------------------------------
                              Present Rates                              Proposed Rates                           Difference
Average Monthly                Adjustment      Annual        Delivery       Energy        Annual       Difference     % of   % of
   kW        kWh     Base        Factors        Total        Component     Component       Total        In Totals     Base   Total
-----------------------------------------------------------------------------------------------------------------------------------
   15      3,000    $2,569.37    $1,645.56      $4,214.93      $2,785.15    $1,008.00      $3,793.15      ($421.78)  -16.4%  -10.0%

   20      4,000    $3,994.51    $2,194.08      $6,188.59      $4,225.25    $1,344.00      $5,569.25      ($619.34)  -15.5%  -10.0%

   40      8,000    $9,695.06    $4,388.16     $14,083.22      $9,985.62    $2,688.00     $12,673.62    ($1,409.60)  -14.5%  -10.0%

   75     15,000   $19,671.01    $8,227.80     $27,898.81     $20,066.28    $5,040.00     $25,106.28    ($2,792.53)  -14.2%  -10.0%

  150     30,000   $41,048.05   $16,455.60     $57,503.65     $41,667.69   $10,080.00     $51,747.69    ($5,755.96)  -14.0%  -10.0%
-----------------------------------------------------------------------------------------------------------------------------------

Present Rates          G-2                                      Proposed Rates:          G-2
                                           Summer    Winter                                                       Summer    Winter
                                           ------    ------                                                       ------    ------
Customer Charge                            $20.21    $20.21     Customer Charge                                   $18.19    $18.19
Demand Charge   (> 10 kW)          kW x    $24.52    $11.45     Distrib/Access Demand
Energy Charge   (1st 2,000 kWh)   kWh x  $0.13282  $0.06302       Charge               (> 10 kW)          kW x    $20.22     $9.43
                (Next 150 hrs.)   kWh x  $0.03975  $0.02757     Transmission Demand
                (Additional kWh)  kWh x  $0.01784  $0.01445       Charge               (> 10 kW)          kW x     $1.85     $0.87
-----------------------------------------------------------     Distrib/Access Energy
Base Bill                                Subtotal  Subtotal       Charge               (1st 2,000 kWh)   kWh x  $0.13267  $0.06985
                                                                                       (Next 150 hrs.)   kWh x  $0.04891  $0.03795
Retail Fuel & Purchased Power                                                          (Additional kWh)  kWh x  $0.02919  $0.02614
  Charge                          kWh x  $0.03709  $0.03709     Transmission Energy
Net Performance Adjustment                                        Charge               (1st 2,000 kWh)   kWh x  $0.00000  $0.00000
  Charge                          kWh x  $0.00481  $0.00481                            (Next 150 hrs.)   kWh x  $0.00000  $0.00000
DSM                               kWh x  $0.00381  $0.00381                            (Additional kWh)  kWh x  $0.00000  $0.00000
-----------------------------------------------------------     ------------------------------------------------------------------
Combined Adjustment Charge               $0.04571  $0.04571     Delivery Component                              Subtotal  Subtotal

                                                                Generation Charge      (1st 2,000 kWh)   kWh x  $0.02800  $0.02800
                                                                                       (Next 150 hrs.)   kWh x  $0.02800  $0.02800
                                                                                       (Additional kWh)  kWh x  $0.02800  $0.02800

File Name:  S\SHARED\SALESGEN\TYPCBILL\TYP98SE2.WK4            Boston Edison Company
Last Update:  28-May-97                                        M.D.P.U. Nos. 96-100 & 96-23
Range Name:   RATE G-2                                         Attachment 1
                                                               Exhibit 4
                                                               Page 11 of 29

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                           Impact on G-2 Rate Customers

Hours Use:   250

-----------------------------------------------------------------------------------------------------------------------------------
                              Present Rates                              Proposed Rates                           Difference
Average Monthly                Adjustment      Annual        Delivery       Energy        Annual       Difference     % of   % of
   kW        kWh     Base        Factors        Total        Component     Component       Total        In Totals     Base   Total
-----------------------------------------------------------------------------------------------------------------------------------
   15      3,750    $2,907.52    $2,056.95      $4,964.47      $3,207.70    $1,260.00      $4,467.70      ($496.77)  -17.1%  -10.0%

   20      5,000    $4,445.37    $2,742.60      $7,187.97      $4,788.64    $1,680.00      $6,468.64      ($719.33)  -16.2%  -10.0%

   40     10,000   $10,596.77    $5,485.20     $16,081.97     $11,112.40    $3,360.00     $14,472.40    ($1,609.57)  -15.2%  -10.0%

   75     18,750   $21,361.73   $10,284.75     $31,646.48     $22,178.99    $6,300.00     $28,478.99    ($3,167.49)  -14.8%  -10.0%

  150     37,500   $44,429.50   $20,569.50     $64,999.00     $45,893.11   $12,600.00     $58,493.11    ($6,505.89)  -14.6%  -10.0%
-----------------------------------------------------------------------------------------------------------------------------------

Present Rates          G-2                                      Proposed Rates:          G-2
                                           Summer    Winter                                                       Summer    Winter
                                           ------    ------                                                       ------    ------
Customer Charge                            $20.21    $20.21     Customer Charge                                   $18.19    $18.19
Demand Charge   (> 10 kW)          kW x    $24.52    $11.45     Distrib/Access Demand
Energy Charge   (1st 2,000 kWh)   kWh x  $0.13282  $0.06302       Charge               (> 10 kW)          kW x    $20.22     $9.43
                (Next 150 hrs.)   kWh x  $0.03975  $0.02757     Transmission Demand
                (Additional kWh)  kWh x  $0.01784  $0.01445       Charge               (> 10 kW)          kW x     $1.85     $0.87
-----------------------------------------------------------     Distrib/Access Energy
Base Bill                                Subtotal  Subtotal       Charge               (1st 2,000 kWh)   kWh x  $0.13267  $0.06985
                                                                                       (Next 150 hrs.)   kWh x  $0.04891  $0.03795
Retail Fuel & Purchased Power                                                          (Additional kWh)  kWh x  $0.02919  $0.02614
  Charge                          kWh x  $0.03709  $0.03709     Transmission Energy
Net Performance Adjustment                                        Charge               (1st 2,000 kWh)   kWh x  $0.00000  $0.00000
  Charge                          kWh x  $0.00481  $0.00481                            (Next 150 hrs.)   kWh x  $0.00000  $0.00000
DSM                               kWh x  $0.00381  $0.00381                            (Additional kWh)  kWh x  $0.00000  $0.00000
-----------------------------------------------------------     ------------------------------------------------------------------
Combined Adjustment Charge               $0.04571  $0.04571     Delivery Component                              Subtotal  Subtotal

                                                                Generation Charge      (1st 2,000 kWh)   kWh x  $0.02800  $0.02800
                                                                                       (Next 150 hrs.)   kWh x  $0.02800  $0.02800
                                                                                       (Additional kWh)  kWh x  $0.02800  $0.02800

File Name:  S\SHARED\SALESGEN\TYPCBILL\TYP98SE2.WK4            Boston Edison Company
Last Update:  28-May-97                                        M.D.P.U. Nos. 96-100 & 96-23
Range Name:   RATE G-2                                         Attachment 1
                                                               Exhibit 4
                                                               Page 12 of 29

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                           Impact on G-2 Rate Customers

Hours Use:   300

-----------------------------------------------------------------------------------------------------------------------------------
                              Present Rates                              Proposed Rates                           Difference
Average Monthly                Adjustment      Annual        Delivery       Energy        Annual       Difference     % of   % of
   kW        kWh     Base        Factors        Total        Component     Component       Total        In Totals     Base   Total
-----------------------------------------------------------------------------------------------------------------------------------
   15      4,500    $3,245.66    $2,468.34      $5,714.00      $3,630.24    $1,512.00      $5,142.24      ($571.76)  -17.6%  -10.0%

   20      6,000    $4,896.23    $3,291.12      $8,187.35      $5,352.03    $2,016.00      $7,368.03      ($819.32)  -16.7%  -10.0%

   40     12,000   $11,498.49    $6,582.24     $18,080.73     $12,239.19    $4,032.00     $16,271.19    ($1,809.54)  -15.7%  -10.0%

   75     22,500   $23,052.45   $12,341.70     $35,394.15     $24,291.71    $7,560.00     $31,851.71    ($3,542.44)  -15.4%  -10.0%

  150     45,000   $47,810.94   $24,683.40     $72,494.34     $50,118.54   $15,120.00     $65,238.54    ($7,255.80)  -15.2%  -10.0%
-----------------------------------------------------------------------------------------------------------------------------------

Present Rates          G-2                                      Proposed Rates:          G-2
                                           Summer    Winter                                                       Summer    Winter
                                           ------    ------                                                       ------    ------
Customer Charge                            $20.21    $20.21     Customer Charge                                   $18.19    $18.19
Demand Charge   (> 10 kW)          kW x    $24.52    $11.45     Distrib/Access Demand
Energy Charge   (1st 2,000 kWh)   kWh x  $0.13282  $0.06302       Charge               (> 10 kW)          kW x    $20.22     $9.43
                (Next 150 hrs.)   kWh x  $0.03975  $0.02757     Transmission Demand
                (Additional kWh)  kWh x  $0.01784  $0.01445       Charge               (> 10 kW)          kW x     $1.85     $0.87
-----------------------------------------------------------     Distrib/Access Energy
Base Bill                                Subtotal  Subtotal       Charge               (1st 2,000 kWh)   kWh x  $0.13267  $0.06985
                                                                                       (Next 150 hrs.)   kWh x  $0.04891  $0.03795
Retail Fuel & Purchased Power                                                          (Additional kWh)  kWh x  $0.02919  $0.02614
  Charge                          kWh x  $0.03709  $0.03709     Transmission Energy
Net Performance Adjustment                                        Charge               (1st 2,000 kWh)   kWh x  $0.00000  $0.00000
  Charge                          kWh x  $0.00481  $0.00481                            (Next 150 hrs.)   kWh x  $0.00000  $0.00000
DSM                               kWh x  $0.00381  $0.00381                            (Additional kWh)  kWh x  $0.00000  $0.00000
-----------------------------------------------------------     ------------------------------------------------------------------
Combined Adjustment Charge               $0.04571  $0.04571     Delivery Component                              Subtotal  Subtotal

                                                                Generation Charge      (1st 2,000 kWh)   kWh x  $0.02800  $0.02800
                                                                                       (Next 150 hrs.)   kWh x  $0.02800  $0.02800
                                                                                       (Additional kWh)  kWh x  $0.02800  $0.02800

File Name:  S\SHARED\SALESGEN\TYPCBILL\TYP98SE2.WK4            Boston Edison Company
Last Update:  28-May-97                                        M.D.P.U. Nos. 96-100 & 96-23
Range Name:   RATE G-2                                         Attachment 1
                                                               Exhibit 4
                                                               Page 13 of 29

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                           Impact on G-2 Rate Customers

Hours Use:   350

-----------------------------------------------------------------------------------------------------------------------------------
                              Present Rates                              Proposed Rates                           Difference
Average Monthly                Adjustment      Annual        Delivery       Energy        Annual       Difference     % of   % of
   kW        kWh     Base        Factors        Total        Component     Component       Total        In Totals     Base   Total
-----------------------------------------------------------------------------------------------------------------------------------
   15      5,250    $3,583.81    $2,879.73      $6,463.54      $4,052.78    $1,764.00      $5,816.78      ($646.76)  -18.0%  -10.0%

   20      7,000    $5,347.09    $3,839.64      $9,186.73      $5,915.42    $2,352.00      $8,267.42      ($919.31)  -17.2%  -10.0%

   40     14,000   $12,400.21    $7,679.28     $20,079.49     $13,365.97    $4,704.00     $18,069.97    ($2,009.52)  -16.2%  -10.0%

   75     26,250   $24,743.18   $14,398.65     $39,141.83     $26,404.42    $8,820.00     $35,224.42    ($3,917.41)  -15.8%  -10.0%

  150     52,500   $51,192.39   $28,797.30     $79,989.69     $54,343.97   $17,640.00     $71,983.97    ($8,005.72)  -15.6%  -10.0%
-----------------------------------------------------------------------------------------------------------------------------------

Present Rates          G-2                                      Proposed Rates:          G-2
                                           Summer    Winter                                                       Summer    Winter
                                           ------    ------                                                       ------    ------
Customer Charge                            $20.21    $20.21     Customer Charge                                   $18.19    $18.19
Demand Charge   (> 10 kW)          kW x    $24.52    $11.45     Distrib/Access Demand
Energy Charge   (1st 2,000 kWh)   kWh x  $0.13282  $0.06302       Charge               (> 10 kW)          kW x    $20.22     $9.43
                (Next 150 hrs.)   kWh x  $0.03975  $0.02757     Transmission Demand
                (Additional kWh)  kWh x  $0.01784  $0.01445       Charge               (> 10 kW)          kW x     $1.85     $0.87
-----------------------------------------------------------     Distrib/Access Energy
Base Bill                                Subtotal  Subtotal       Charge               (1st 2,000 kWh)   kWh x  $0.13267  $0.06985
                                                                                       (Next 150 hrs.)   kWh x  $0.04891  $0.03795
Retail Fuel & Purchased Power                                                          (Additional kWh)  kWh x  $0.02919  $0.02614
  Charge                          kWh x  $0.03709  $0.03709     Transmission Energy
Net Performance Adjustment                                        Charge               (1st 2,000 kWh)   kWh x  $0.00000  $0.00000
  Charge                          kWh x  $0.00481  $0.00481                            (Next 150 hrs.)   kWh x  $0.00000  $0.00000
DSM                               kWh x  $0.00381  $0.00381                            (Additional kWh)  kWh x  $0.00000  $0.00000
-----------------------------------------------------------     ------------------------------------------------------------------
Combined Adjustment Charge               $0.04571  $0.04571     Delivery Component                              Subtotal  Subtotal

                                                                Generation Charge      (1st 2,000 kWh)   kWh x  $0.02800  $0.02800
                                                                                       (Next 150 hrs.)   kWh x  $0.02800  $0.02800
                                                                                       (Additional kWh)  kWh x  $0.02800  $0.02800

File Name:  S\SHARED\SALESGEN\TYPCBILL\TYP98SE2.WK4            Boston Edison Company
Last Update:  28-May-97                                        M.D.P.U. Nos. 96-100 & 96-23
Range Name:   RATE G-2                                         Attachment 1
                                                               Exhibit 4
                                                               Page 14 of 29

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                           Impact on G-2 Rate Customers

Hours Use:   400

-----------------------------------------------------------------------------------------------------------------------------------
                              Present Rates                              Proposed Rates                           Difference
Average Monthly                Adjustment      Annual        Delivery       Energy        Annual       Difference     % of   % of
   kW        kWh     Base        Factors        Total        Component     Component       Total        In Totals     Base   Total
-----------------------------------------------------------------------------------------------------------------------------------
   15      6,000    $3,921.95    $3,291.12      $7,213.07      $4,475.33    $2,016.00      $6,491.33      ($721.74)  -18.4%  -10.0%

   20      8,000    $5,797.95    $4,388.16     $10,186.11      $6,478.81    $2,688.00      $9,166.81    ($1,019.30)  -17.6%  -10.0%

   40     16,000   $13,301.93    $8,776.32     $22,078.25     $14,492.75    $5,376.00     $19,868.75    ($2,209.50)  -16.6%  -10.0%

   75     30,000   $26,433.90   $16,455.60     $42,889.50     $28,517.14   $10,080.00     $38,597.14    ($4,292.36)  -16.2%  -10.0%

  150     60,000   $54,573.83   $32,911.20     $87,485.03     $58,569.40   $20,160.00     $78,729.40    ($8,755.63)  -16.0%  -10.0%
-----------------------------------------------------------------------------------------------------------------------------------

Present Rates          G-2                                      Proposed Rates:          G-2
                                           Summer    Winter                                                       Summer    Winter
                                           ------    ------                                                       ------    ------
Customer Charge                            $20.21    $20.21     Customer Charge                                   $18.19    $18.19
Demand Charge   (> 10 kW)          kW x    $24.52    $11.45     Distrib/Access Demand
Energy Charge   (1st 2,000 kWh)   kWh x  $0.13282  $0.06302       Charge               (> 10 kW)          kW x    $20.22     $9.43
                (Next 150 hrs.)   kWh x  $0.03975  $0.02757     Transmission Demand
                (Additional kWh)  kWh x  $0.01784  $0.01445       Charge               (> 10 kW)          kW x     $1.85     $0.87
-----------------------------------------------------------     Distrib/Access Energy
Base Bill                                Subtotal  Subtotal       Charge               (1st 2,000 kWh)   kWh x  $0.13267  $0.06985
                                                                                       (Next 150 hrs.)   kWh x  $0.04891  $0.03795
Retail Fuel & Purchased Power                                                          (Additional kWh)  kWh x  $0.02919  $0.02614
  Charge                          kWh x  $0.03709  $0.03709     Transmission Energy
Net Performance Adjustment                                        Charge               (1st 2,000 kWh)   kWh x  $0.00000  $0.00000
  Charge                          kWh x  $0.00481  $0.00481                            (Next 150 hrs.)   kWh x  $0.00000  $0.00000
DSM                               kWh x  $0.00381  $0.00381                            (Additional kWh)  kWh x  $0.00000  $0.00000
-----------------------------------------------------------     ------------------------------------------------------------------
Combined Adjustment Charge               $0.04571  $0.04571     Delivery Component                              Subtotal  Subtotal

                                                                Generation Charge      (1st 2,000 kWh)   kWh x  $0.02800  $0.02800
                                                                                       (Next 150 hrs.)   kWh x  $0.02800  $0.02800
                                                                                       (Additional kWh)  kWh x  $0.02800  $0.02800

File Name:  S\SHARED\SALESGEN\TYPCBILL\TYP98SE2.WK4            Boston Edison Company
Last Update:  28-May-97                                        M.D.P.U. Nos. 96-100 & 96-23
Range Name:   RATE G-2                                         Attachment 1
                                                               Exhibit 4
                                                               Page 15 of 29

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                           Impact on G-2 Rate Customers

Hours Use:   450

-----------------------------------------------------------------------------------------------------------------------------------
                              Present Rates                              Proposed Rates                           Difference
Average Monthly                Adjustment      Annual        Delivery       Energy        Annual       Difference     % of   % of
   kW        kWh     Base        Factors        Total        Component     Component       Total        In Totals     Base   Total
-----------------------------------------------------------------------------------------------------------------------------------
   15      6,750    $4,260.10    $3,702.51      $7,962.61      $4,897.87    $2,268.00      $7,165.87      ($796.74)  -18.7%  -10.0%

   20      9,000    $6,248.81    $4,936.68     $11,185.49      $7,042.20    $3,024.00     $10,066.20    ($1,119.29)  -17.9%  -10.0%

   40     18,000   $14,203.65    $9,873.36     $24,077.01     $15,619.53    $6,048.00     $21,667.53    ($2,409.48)  -17.0%  -10.0%

   75     33,750   $28,124.62   $18,512.55     $46,637.17     $30,629.85   $11,340.00     $41,969.85    ($4,667.32)  -16.6%  -10.0%

  150     67,500   $57,955.28   $37,025.10     $94,980.38     $62,794.83   $22,680.00     $85,474.83    ($9,505.55)  -16.4%  -10.0%
-----------------------------------------------------------------------------------------------------------------------------------

Present Rates          G-2                                      Proposed Rates:          G-2
                                           Summer    Winter                                                       Summer    Winter
                                           ------    ------                                                       ------    ------
Customer Charge                            $20.21    $20.21     Customer Charge                                   $18.19    $18.19
Demand Charge   (> 10 kW)          kW x    $24.52    $11.45     Distrib/Access Demand
Energy Charge   (1st 2,000 kWh)   kWh x  $0.13282  $0.06302       Charge               (> 10 kW)          kW x    $20.22     $9.43
                (Next 150 hrs.)   kWh x  $0.03975  $0.02757     Transmission Demand
                (Additional kWh)  kWh x  $0.01784  $0.01445       Charge               (> 10 kW)          kW x     $1.85     $0.87
-----------------------------------------------------------     Distrib/Access Energy
Base Bill                                Subtotal  Subtotal       Charge               (1st 2,000 kWh)   kWh x  $0.13267  $0.06985
                                                                                       (Next 150 hrs.)   kWh x  $0.04891  $0.03795
Retail Fuel & Purchased Power                                                          (Additional kWh)  kWh x  $0.02919  $0.02614
  Charge                          kWh x  $0.03709  $0.03709     Transmission Energy
Net Performance Adjustment                                        Charge               (1st 2,000 kWh)   kWh x  $0.00000  $0.00000
  Charge                          kWh x  $0.00481  $0.00481                            (Next 150 hrs.)   kWh x  $0.00000  $0.00000
DSM                               kWh x  $0.00381  $0.00381                            (Additional kWh)  kWh x  $0.00000  $0.00000
-----------------------------------------------------------     ------------------------------------------------------------------
Combined Adjustment Charge               $0.04571  $0.04571     Delivery Component                              Subtotal  Subtotal

                                                                Generation Charge      (1st 2,000 kWh)   kWh x  $0.02800  $0.02800
                                                                                       (Next 150 hrs.)   kWh x  $0.02800  $0.02800
                                                                                       (Additional kWh)  kWh x  $0.02800  $0.02800

File Name:  S\SHARED\SALESGEN\TYPCBILL\TYP98SE2.WK4            Boston Edison Company
Last Update:  28-May-97                                        M.D.P.U. Nos. 96-100 & 96-23
Range Name:   RATE G-3                                         Attachment 1
                                                               Exhibit 4
                                                               Page 16 of 29

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                           Impact on G-3 Rate Customers

Hours Use:   250

-----------------------------------------------------------------------------------------------------------------------------------
                              Present Rates                              Proposed Rates                           Difference
Average Monthly                Adjustment      Annual        Delivery       Energy        Annual       Difference     % of   % of
   kW        kWh     Base        Factors        Total        Component     Component       Total        In Totals     Base   Total
-----------------------------------------------------------------------------------------------------------------------------------
  600    150,000  $138,567.40   $82,674.00    $221,241.40    $148,701.55   $50,400.00    $199,101.55   ($22,139.85)  -16.0%  -10.0%

  800    200,000  $183,702.81  $110,232.00    $293,934.81    $197,320.45   $67,200.00    $264,520.45   ($29,414.36)  -16.0%  -10.0%

1,000    250,000  $228,838.23  $137,790.00    $366,628.23    $245,939.35   $84,000.00    $329,939.35   ($36,688.88)  -16.0%  -10.0%

1,500    375,000  $341,676.76  $206,685.00    $548,361.76    $367,486.61  $126,000.00    $493,486.61   ($54,875.15)  -16.1%  -10.0%

3,000    750,000  $680,192.36  $413,370.00  $1,093,562.36    $732,128.37  $252,000.00    $984,128.37  ($109,433.99)  -16.1%  -10.0%
-----------------------------------------------------------------------------------------------------------------------------------

Present Rates          G-3                                      Proposed Rates:          G-3
                                           Summer    Winter                                                       Summer    Winter
                                           ------    ------                                                       ------    ------
Customer Charge                           $263.43   $263.43     Customer Charge                                  $237.07   $237.07
Demand Charge                      kW x    $20.54     $9.83     Distrib/Access Demand
Energy Charge   On-Peak           kWh x  $0.03600  $0.02486       Charge                                  kW x    $17.46     $7.83
                Off-Peak          kWh x  $0.01617  $0.01294     Transmission Demand
-----------------------------------------------------------       Charge                                  kW x     $1.02     $1.02
Base Bill                                Subtotal  Subtotal     Distrib/Access Energy
                                                                  Charge               On-Peak           kWh x  $0.04572  $0.03571
Retail Fuel & Purchased Power                                                          Off-Peak          kWh x  $0.02789  $0.02497
  Charge                          kWh x  $0.03709  $0.03709     Transmission Energy
Net Performance Adjustment                                        Charge               On-Peak           kWh x  $0.00000  $0.00000
  Charge                          kWh x  $0.00481  $0.00481                            Off-Peak          kWh x  $0.00000  $0.00000
DSM                               kWh x  $0.00403  $0.00403     ------------------------------------------------------------------
-----------------------------------------------------------     Delivery Component                              Subtotal  Subtotal
Combined Adjustment Charge               $0.04593  $0.04593
                                                                Generation Charge      On-Peak           kWh x  $0.02800  $0.02800
                                                                                       Off-Peak          kWh x  $0.02800  $0.02800

File Name:  S\SHARED\SALESGEN\TYPCBILL\TYP98SE2.WK4            Boston Edison Company
Last Update:  28-May-97                                        M.D.P.U. Nos. 96-100 & 96-23
Range Name:   RATE G-3                                         Attachment 1
                                                               Exhibit 4
                                                               Page 17 of 29

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                           Impact on G-3 Rate Customers

Hours Use:   300

-----------------------------------------------------------------------------------------------------------------------------------
                              Present Rates                              Proposed Rates                           Difference
Average Monthly                Adjustment      Annual        Delivery       Energy        Annual       Difference     % of   % of
   kW        kWh     Base        Factors        Total        Component     Component       Total        In Totals     Base   Total
-----------------------------------------------------------------------------------------------------------------------------------
  600    180,000  $145,698.72   $99,208.80    $244,907.52    $159,918.51   $60,480.00    $220,398.51   ($24,509.01)  -16.8%  -10.0%

  800    240,000  $193,211.24  $132,278.40    $325,489.64    $212,276.39   $80,640.00    $292,916.39   ($32,573.25)  -16.9%  -10.0%

1,000    300,000  $240,723.77  $165,348.00    $406,071.77    $264,634.28  $100,800.00    $365,434.28   ($40,637.49)  -16.9%  -10.0%

1,500    450,000  $359,505.07  $248,022.00    $607,527.07    $395,529.00  $151,200.00    $546,729.00   ($60,798.07)  -16.9%  -10.0%

3,000    900,000  $715,848.98  $496,044.00  $1,211,892.98    $788,213.17  $302,400.00  $1,090,613.17  ($121,279.81)  -16.9%  -10.0%
-----------------------------------------------------------------------------------------------------------------------------------

Present Rates          G-3                                      Proposed Rates:          G-3
                                           Summer    Winter                                                       Summer    Winter
                                           ------    ------                                                       ------    ------
Customer Charge                           $263.43   $263.43     Customer Charge                                  $237.07   $237.07
Demand Charge                      kW x    $20.54     $9.83     Distrib/Access Demand
Energy Charge   On-Peak           kWh x  $0.03600  $0.02486       Charge                                  kW x    $17.46     $7.83
                Off-Peak          kWh x  $0.01617  $0.01294     Transmission Demand
-----------------------------------------------------------       Charge                                  kW x     $1.02     $1.02
Base Bill                                Subtotal  Subtotal     Distrib/Access Energy
                                                                  Charge               On-Peak           kWh x  $0.04572  $0.03571
Retail Fuel & Purchased Power                                                          Off-Peak          kWh x  $0.02789  $0.02497
  Charge                          kWh x  $0.03709  $0.03709     Transmission Energy
Net Performance Adjustment                                        Charge               On-Peak           kWh x  $0.00000  $0.00000
  Charge                          kWh x  $0.00481  $0.00481                            Off-Peak          kWh x  $0.00000  $0.00000
DSM                               kWh x  $0.00403  $0.00403     ------------------------------------------------------------------
-----------------------------------------------------------     Delivery Component                              Subtotal  Subtotal
Combined Adjustment Charge               $0.04593  $0.04593
                                                                Generation Charge      On-Peak           kWh x  $0.02800  $0.02800
                                                                                       Off-Peak          kWh x  $0.02800  $0.02800

File Name:  S\SHARED\SALESGEN\TYPCBILL\TYP98SE2.WK4            Boston Edison Company
Last Update:  28-May-97                                        M.D.P.U. Nos. 96-100 & 96-23
Range Name:  RATE G-3                                          Attachment 1
                                                               Exhibit 4
                                                               Page 18 of 29

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                           Impact on G-3 Rate Customers

Hours Use:   350

-----------------------------------------------------------------------------------------------------------------------------------
                              Present Rates                              Proposed Rates                           Difference
Average Monthly                Adjustment      Annual        Delivery       Energy        Annual       Difference     % of   % of
   kW        kWh     Base        Factors        Total        Component     Component       Total        In Totals     Base   Total
-----------------------------------------------------------------------------------------------------------------------------------
  600    210,000  $152,830.05  $115,743.60    $268,573.65    $171,135.47   $70,560.00    $241,695.47   ($26,878.18)  -17.6%  -10.0%

  800    280,000  $202,719.68  $154,324.80    $357,044.48    $227,232.34   $94,080.00    $321,312.34   ($35,732.14)  -17.6%  -10.0%

1,000    350,000  $252,609.31  $192,906.00    $445,515.31    $283,329.22  $117,600.00    $400,929.22   ($44,586.09)  -17.7%  -10.0%

1,500    525,000  $377,333.38  $289,359.00    $666,692.38    $423,571.40  $176,400.00    $599,971.40   ($66,720.98)  -17.7%  -10.0%

3,000  1,050,000  $751,505.60  $578,718.00  $1,330,223.60    $844,297.97  $352,800.00  $1,197,097.97  ($133,125.63)  -17.7%  -10.0%
-----------------------------------------------------------------------------------------------------------------------------------

Present Rates          G-3                                      Proposed Rates:          G-3
                                           Summer    Winter                                                       Summer    Winter
                                           ------    ------                                                       ------    ------
Customer Charge                           $263.43   $263.43     Customer Charge                                  $237.07   $237.07
Demand Charge                      kW x    $20.54     $9.83     Distrib/Access Demand
Energy Charge   On-Peak           kWh x  $0.03600  $0.02486       Charge                                  kW x    $17.46     $7.83
                Off-Peak          kWh x  $0.01617  $0.01294     Transmission Demand
-----------------------------------------------------------       Charge                                  kW x     $1.02     $1.02
Base Bill                                Subtotal  Subtotal     Distrib/Access Energy
                                                                  Charge               On-Peak           kWh x  $0.04572  $0.03571
Retail Fuel & Purchased Power                                                          Off-Peak          kWh x  $0.02789  $0.02497
  Charge                          kWh x  $0.03709  $0.03709     Transmission Energy
Net Performance Adjustment                                        Charge               On-Peak           kWh x  $0.00000  $0.00000
  Charge                          kWh x  $0.00481  $0.00481                            Off-Peak          kWh x  $0.00000  $0.00000
DSM                               kWh x  $0.00403  $0.00403     ------------------------------------------------------------------
-----------------------------------------------------------     Delivery Component                              Subtotal  Subtotal
Combined Adjustment Charge               $0.04593  $0.04593
                                                                Generation Charge      On-Peak           kWh x  $0.02800  $0.02800
                                                                                       Off-Peak          kWh x  $0.02800  $0.02800

File Name:  S\SHARED\SALESGEN\TYPCBILL\TYP98SE2.WK4            Boston Edison Company
Last Update:  28-May-97                                        M.D.P.U. Nos. 96-100 & 96-23
Range Name:   RATE G-3                                         Attachment 1
                                                               Exhibit 4
                                                               Page 19 of 29

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                           Impact on G-3 Rate Customers

Hours Use:   400

-----------------------------------------------------------------------------------------------------------------------------------
                              Present Rates                              Proposed Rates                           Difference
Average Monthly                Adjustment      Annual        Delivery       Energy        Annual       Difference     % of   % of
   kW        kWh     Base        Factors        Total        Component     Component       Total        In Totals     Base   Total
-----------------------------------------------------------------------------------------------------------------------------------
  600    240,000  $159,961.37  $132,278.40    $292,239.77    $182,352.42   $80,640.00    $262,992.42   ($29,247.35)  -18.3%  -10.0%

  800    320,000  $212,228.11  $176,371.20    $388,599.31    $242,188.29  $107,520.00    $349,708.29   ($38,891.02)  -18.3%  -10.0%

1,000    400,000  $264,494.85  $220,464.00    $484,958.85    $302,024.15  $134,400.00    $436,424.15   ($48,534.70)  -18.3%  -10.0%

1,500    600,000  $395,161.69  $330,696.00    $725,857.69    $451,613.80  $201,600.00    $653,213.80   ($72,643.89)  -18.4%  -10.0%

3,000  1,200,000  $787,162.22  $661,392.00  $1,448,554.22    $900,382.76  $403,200.00  $1,303,582.76  ($144,971.46)  -18.4%  -10.0%
-----------------------------------------------------------------------------------------------------------------------------------

Present Rates          G-3                                      Proposed Rates:          G-3
                                           Summer    Winter                                                       Summer    Winter
                                           ------    ------                                                       ------    ------
Customer Charge                           $263.43   $263.43     Customer Charge                                  $237.07   $237.07
Demand Charge                      kW x    $20.54     $9.83     Distrib/Access Demand
Energy Charge   On-Peak           kWh x  $0.03600  $0.02486       Charge                                  kW x    $17.46     $7.83
                Off-Peak          kWh x  $0.01617  $0.01294     Transmission Demand
-----------------------------------------------------------       Charge                                  kW x     $1.02     $1.02
Base Bill                                Subtotal  Subtotal     Distrib/Access Energy
                                                                  Charge               On-Peak           kWh x  $0.04572  $0.03571
Retail Fuel & Purchased Power                                                          Off-Peak          kWh x  $0.02789  $0.02497
  Charge                          kWh x  $0.03709  $0.03709     Transmission Energy
Net Performance Adjustment                                        Charge               On-Peak           kWh x  $0.00000  $0.00000
  Charge                          kWh x  $0.00481  $0.00481                            Off-Peak          kWh x  $0.00000  $0.00000
DSM                               kWh x  $0.00403  $0.00403     ------------------------------------------------------------------
-----------------------------------------------------------     Delivery Component                              Subtotal  Subtotal
Combined Adjustment Charge               $0.04593  $0.04593
                                                                Generation Charge      On-Peak           kWh x  $0.02800  $0.02800
                                                                                       Off-Peak          kWh x  $0.02800  $0.02800

File Name:  S\SHARED\SALESGEN\TYPCBILL\TYP98SE2.WK4            Boston Edison Company
Last Update:  28-May-97                                        M.D.P.U. Nos. 96-100 & 96-23
Range Name:   RATE G-3                                         Attachment 1
                                                               Exhibit 4
                                                               Page 20 of 29

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                           Impact on G-3 Rate Customers

Hours Use:   450

-----------------------------------------------------------------------------------------------------------------------------------
                              Present Rates                              Proposed Rates                           Difference
Average Monthly                Adjustment      Annual        Delivery       Energy        Annual       Difference     % of   % of
   kW        kWh     Base        Factors        Total        Component     Component       Total        In Totals     Base   Total
-----------------------------------------------------------------------------------------------------------------------------------
  600    270,000  $167,092.70  $148,813.20    $315,905.90    $193,569.38   $90,720.00    $284,289.38   ($31,616.52)  -18.9%  -10.0%

  800    360,000  $221,736.54  $198,417.60    $420,154.14    $257,144.23  $120,960.00    $378,104.23   ($42,049.91)  -19.0%  -10.0%

1,000    450,000  $276,380.39  $248,022.00    $524,402.39    $320,719.08  $151,200.00    $471,919.08   ($52,483.31)  -19.0%  -10.0%

1,500    675,000  $412,990.00  $372,033.00    $785,023.00    $479,656.20  $226,800.00    $706,456.20   ($78,566.80)  -19.0%  -10.0%

3,000  1,350,000  $822,818.84  $744,066.00  $1,566,884.84    $956,467.56  $453,600.00  $1,410,067.56  ($156,817.28)  -19.1%  -10.0%
-----------------------------------------------------------------------------------------------------------------------------------

Present Rates          G-3                                      Proposed Rates:          G-3
                                           Summer    Winter                                                       Summer    Winter
                                           ------    ------                                                       ------    ------
Customer Charge                           $263.43   $263.43     Customer Charge                                  $237.07   $237.07
Demand Charge                      kW x    $20.54     $9.83     Distrib/Access Demand
Energy Charge   On-Peak           kWh x  $0.03600  $0.02486       Charge                                  kW x    $17.46     $7.83
                Off-Peak          kWh x  $0.01617  $0.01294     Transmission Demand
-----------------------------------------------------------       Charge                                  kW x     $1.02     $1.02
Base Bill                                Subtotal  Subtotal     Distrib/Access Energy
                                                                  Charge               On-Peak           kWh x  $0.04572  $0.03571
Retail Fuel & Purchased Power                                                          Off-Peak          kWh x  $0.02789  $0.02497
  Charge                          kWh x  $0.03709  $0.03709     Transmission Energy
Net Performance Adjustment                                        Charge               On-Peak           kWh x  $0.00000  $0.00000
  Charge                          kWh x  $0.00481  $0.00481                            Off-Peak          kWh x  $0.00000  $0.00000
DSM                               kWh x  $0.00403  $0.00403     ------------------------------------------------------------------
-----------------------------------------------------------     Delivery Component                              Subtotal  Subtotal
Combined Adjustment Charge               $0.04593  $0.04593
                                                                Generation Charge      On-Peak           kWh x  $0.02800  $0.02800
                                                                                       Off-Peak          kWh x  $0.02800  $0.02800

File Name:  S\SHARED\SALESGEN\TYPCBILL\TYP98SE2.WK4            Boston Edison Company
Last Update:  28-May-97                                        M.D.P.U. Nos. 96-100 & 96-23
Range Name:   RATE G-3                                         Attachment 1
                                                               Exhibit 4
                                                               Page 21 of 29

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                           Impact on G-3 Rate Customers

Hours Use:   500

-----------------------------------------------------------------------------------------------------------------------------------
                              Present Rates                              Proposed Rates                           Difference
Average Monthly                Adjustment      Annual        Delivery       Energy        Annual       Difference     % of   % of
   kW        kWh     Base        Factors        Total        Component     Component       Total        In Totals     Base   Total
-----------------------------------------------------------------------------------------------------------------------------------
  600    300,000  $174,224.02  $165,348.00    $339,572.02    $204,786.34  $100,800.00    $305,586.34   ($33,985.68)  -19.5%  -10.0%

  800    400,000  $231,244.97  $220,464.00    $451,708.97    $272,100.18  $134,400.00    $406,500.18   ($45,208.79)  -19.6%  -10.0%

1,000    500,000  $288,265.92  $275,580.00    $563,845.92    $339,414.01  $168,000.00    $507,414.01   ($56,431.91)  -19.6%  -10.0%

1,500    750,000  $430,818.31  $413,370.00    $844,188.31    $507,698.60  $252,000.00    $759,698.60   ($84,489.71)  -19.6%  -10.0%

3,000  1,500,000  $858,475.45  $826,740.00  $1,685,215.45  $1,012,552.35  $504,000.00  $1,516,552.35  ($168,663.10)  -19.6%  -10.0%
-----------------------------------------------------------------------------------------------------------------------------------

Present Rates          G-3                                      Proposed Rates:          G-3
                                           Summer    Winter                                                       Summer    Winter
                                           ------    ------                                                       ------    ------
Customer Charge                           $263.43   $263.43     Customer Charge                                  $237.07   $237.07
Demand Charge                      kW x    $20.54     $9.83     Distrib/Access Demand
Energy Charge   On-Peak           kWh x  $0.03600  $0.02486       Charge                                  kW x    $17.46     $7.83
                Off-Peak          kWh x  $0.01617  $0.01294     Transmission Demand
-----------------------------------------------------------       Charge                                  kW x     $1.02     $1.02
Base Bill                                Subtotal  Subtotal     Distrib/Access Energy
                                                                  Charge               On-Peak           kWh x  $0.04572  $0.03571
Retail Fuel & Purchased Power                                                          Off-Peak          kWh x  $0.02789  $0.02497
  Charge                          kWh x  $0.03709  $0.03709     Transmission Energy
Net Performance Adjustment                                        Charge               On-Peak           kWh x  $0.00000  $0.00000
  Charge                          kWh x  $0.00481  $0.00481                            Off-Peak          kWh x  $0.00000  $0.00000
DSM                               kWh x  $0.00403  $0.00403     ------------------------------------------------------------------
-----------------------------------------------------------     Delivery Component                              Subtotal  Subtotal
Combined Adjustment Charge               $0.04593  $0.04593
                                                                Generation Charge      On-Peak           kWh x  $0.02800  $0.02800
                                                                                       Off-Peak          kWh x  $0.02800  $0.02800

File Name:  S\SHARED\SALESGEN\TYPCBILL\TYP98SE2.WK4            Boston Edison Company
Last Update:  28-May-97                                        M.D.P.U. Nos. 96-100 & 96-23
Range Name:   RATE T-1                                         Attachment 1
                                                               Exhibit 4
                                                               Page 22 of 29

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                           Impact on T-1 Rate Customers

-------------------------------------------------------------------------------------------------------------------
Average               Present Rates                        Proposed Rates                        Difference
Monthly                Adjustment     Annual      Delivery    Energy        Annual      Difference   % of    % of
  kWh        Base        Factors       Total      Component  Component       Total      In Totals    Base    Total
-------------------------------------------------------------------------------------------------------------------
  200        $380.15     $109.06       $489.21      $373.02    $67.20        $440.22     ($48.99)    -12.9%  -10.0%

  300        $502.66     $163.58       $666.24      $498.75   $100.80        $599.55     ($66.69)    -13.3%  -10.0%

  400        $625.18     $218.11       $843.29      $624.48   $134.40        $758.88     ($84.41)    -13.5%  -10.0%

  500        $747.69     $272.64     $1,020.33      $750.21   $168.00        $918.21    ($102.12)    -13.7%  -10.0%

  600        $870.20     $327.17     $1,197.37      $875.94   $201.60      $1,077.54    ($119.83)    -13.8%  -10.0%

  700        $992.72     $381.70     $1,374.42    $1,001.67   $235.20      $1,236.87    ($137.55)    -13.9%  -10.0%

  800      $1,115.23     $436.22     $1,551.45    $1,127.40   $268.80      $1,396.20    ($155.25)    -13.9%  -10.0%

  900      $1,237.74     $490.75     $1,728.49    $1,253.13   $302.40      $1,555.53    ($172.96)    -14.0%  -10.0%
-------------------------------------------------------------------------------------------------------------------

Present Rates          T-1                                      Proposed Rates:          T-1
                                           Summer    Winter                                                       Summer    Winter
                                           ------    ------                                                       ------    ------
Customer Charge                            $11.26    $11.26     Customer Charge                                   $10.13    $10.13
Energy Charge   On-Peak           kWh x  $0.25689  $0.11063     Distrib/Access On-Peak Charge            kWh x  $0.23648  $0.10894
                Off-Peak          kWh x  $0.01784  $0.01445     Distrib/Access Off-Peak Charge           kWh x  $0.02805  $0.02509
-----------------------------------------------------------     Transmission On-Peak Charge              kWh x  $0.00761  $0.00351
Base Bill                                Subtotal  Subtotal     Transmission On-Peak Charge              kWh x  $0.00090  $0.00081
                                                                ------------------------------------------------------------------
Retail Fuel & Purchased Power                                   Delivery Component                              Subtotal  Subtotal
  Charge                          kWh x  $0.03709  $0.03709
Net Performance Adjustment                                      Generation Charge
  Charge                          kWh x  $0.00481  $0.00481                            On-Peak           kWh x  $0.02800  $0.02800
DSM                               kWh x  $0.00354  $0.00354                            Off-Peak          kWh x  $0.02800  $0.02800
-----------------------------------------------------------
Combined Adjustment Charge               $0.04544  $0.04544

File Name:  S\SHARED\SALESGEN\TYPCBILL\TYP98SE2.WK4            Boston Edison Company
Last Update:  28-May-97                                        M.D.P.U. Nos. 96-100 & 96-23
Range Name:   RATE T-2                                         Attachment 1
                                                               Exhibit 4
                                                               Page 23 of 29

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                           Impact on T-2 Rate Customers

Hours Use: 200

-----------------------------------------------------------------------------------------------------------------------------------
Maximum                              Present Rates                          Proposed Rates                        Difference
Ratchet  Average Monthly              Adjustment     Annual      Delivery      Energy       Annual      Difference    % of   % of
  kW      kW      kWh       Base        Factors       Total      Component    Component      Total      In Totals     Base   Total
-----------------------------------------------------------------------------------------------------------------------------------
    150    100   20,000   $27,125.36   $10,970.40   $38,095.76   $27,563.03    $6,720.00   $34,283.03   ($3,812.73)  -14.1%  -10.0%

    300    250   50,000   $68,416.03   $27,426.00   $95,842.03   $69,449.92   $16,800.00   $86,249.92   ($9,592.11)  -14.0%  -10.0%

  1,000    500  100,000  $135,997.58   $54,852.00  $190,849.58  $138,149.00   $33,600.00  $171,749.00  ($19,100.58)  -14.0%  -10.0%

> 1,000  1,000  200,000  $272,545.01  $109,704.00  $382,249.01  $276,792.75   $67,200.00  $343,992.75  ($38,256.26)  -14.0%  -10.0%

> 1,000  1,500  300,000  $406,320.19  $164,556.00  $570,876.19  $412,941.71  $100,800.00  $513,741.71  ($57,134.48)  -14.1%  -10.0%
-----------------------------------------------------------------------------------------------------------------------------------

Present Rates          T-2                                      Proposed Rates:          T-2
                                           Summer    Winter                                                       Summer    Winter
                                           ------    ------                                                       ------    ------
Customer Charge with                                            Customer Charge with
  Ratchet kW =           First 150 kW      $30.86    $30.86       Ratchet kW =           First 150 kW             $27.77    $27.77
                         < 300 kW         $127.37   $127.37                              < 300 kW                $114.62   $114.62
                         > 300 kW         $185.20   $185.20                              > 300 kW                $166.67   $166.67
                         > 1,000 kW       $416.22   $416.22                              > 1,000 kW              $374.57   $374.57
Demand Charge                 kW x         $24.52    $11.45     Distrib/Access
Energy Charge   On-Peak      kWh x       $0.03975  $0.02757       Demand Charge               kW x                $21.09     $9.32
                Off-Peak     kWh x       $0.01784  $0.01445     Transmission
-----------------------------------------------------------       Demand Charge               kW x                 $0.98     $0.98
Base Bill                                Subtotal  Subtotal     Distrib/Access
                                                                  Energy Charge  On-Peak     kWh x              $0.04890  $0.03795
Retail Fuel & Purchased                                                          Off-Peak    kWh x              $0.02919  $0.02614
  Power Charge               kWh x       $0.03709  $0.03709     Transmission
Net Performance                                                   Energy Charge  On-Peak     kWh x              $0.00000  $0.00000
  Adjustment Charge          kWh x       $0.00481  $0.00481                      Off-Peak    kWh x              $0.00000  $0.00000
DSM                          kWh x       $0.00381  $0.00381     ------------------------------------------------------------------
-----------------------------------------------------------     Delivery Component                              Subtotal  Subtotal
Combined Adjustment Charge               $0.04571  $0.04571
                                                                Generation
                                                                  Charge         On-Peak     kWh x              $0.02800  $0.02800
                                                                                 Off-Peak    kWh x              $0.02800  $0.02800

File Name:  S\SHARED\SALESGEN\TYPCBILL\TYP98SE2.WK4            Boston Edison Company
Last Update:  28-May-97                                        M.D.P.U. Nos. 96-100 & 96-23
Range Name:   RATE T-2                                         Attachment 1
                                                               Exhibit 4
                                                               Page 24 of 29

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                           Impact on T-2 Rate Customers

Hours Use: 250

-----------------------------------------------------------------------------------------------------------------------------------
Maximum                              Present Rates                          Proposed Rates                        Difference
Ratchet  Average Monthly              Adjustment     Annual      Delivery      Energy       Annual      Difference    % of   % of
  kW      kW      kWh       Base        Factors       Total      Component    Component      Total      In Totals     Base   Total
-----------------------------------------------------------------------------------------------------------------------------------
    150    100   25,000   $28,470.74   $13,713.00   $42,183.74   $29,561.92    $8,400.00   $37,961.92   ($4,221.82)  -14.8%  -10.0%

    300    250   62,500   $71,779.48   $34,282.50  $106,061.98   $74,447.13   $21,000.00   $95,447.13  ($10,614.85)  -14.8%  -10.0%

  1,000    500  125,000  $142,724.48   $68,565.00  $211,289.48  $148,143.42   $42,000.00  $190,143.42  ($21,146.06)  -14.8%  -10.0%

> 1,000  1,000  250,000  $285,998.81  $137,130.00  $423,128.81  $296,781.59   $84,000.00  $380,781.59  ($42,347.22)  -14.8%  -10.0%

> 1,000  1,500  375,000  $426,500.89  $205,695.00  $632,195.89  $442,924.97  $126,000.00  $568,924.97  ($63,270.92)  -14.8%  -10.0%
-----------------------------------------------------------------------------------------------------------------------------------

Present Rates          T-2                                      Proposed Rates:          T-2
                                           Summer    Winter                                                       Summer    Winter
                                           ------    ------                                                       ------    ------
Customer Charge with                                            Customer Charge with
  Ratchet kW =           First 150 kW      $30.86    $30.86       Ratchet kW =           First 150 kW             $27.77    $27.77
                         < 300 kW         $127.37   $127.37                              < 300 kW                $114.62   $114.62
                         > 300 kW         $185.20   $185.20                              > 300 kW                $166.67   $166.67
                         > 1,000 kW       $416.22   $416.22                              > 1,000 kW              $374.57   $374.57
Demand Charge                 kW x         $24.52    $11.45     Distrib/Access
Energy Charge   On-Peak      kWh x       $0.03975  $0.02757       Demand Charge               kW x                $21.09     $9.32
                Off-Peak     kWh x       $0.01784  $0.01445     Transmission
-----------------------------------------------------------       Demand Charge               kW x                 $0.98     $0.98
Base Bill                                Subtotal  Subtotal     Distrib/Access
                                                                  Energy Charge  On-Peak     kWh x              $0.04890  $0.03795
Retail Fuel & Purchased                                                          Off-Peak    kWh x              $0.02919  $0.02614
  Power Charge               kWh x       $0.03709  $0.03709     Transmission
Net Performance                                                   Energy Charge  On-Peak     kWh x              $0.00000  $0.00000
  Adjustment Charge          kWh x       $0.00481  $0.00481                      Off-Peak    kWh x              $0.00000  $0.00000
DSM                          kWh x       $0.00381  $0.00381     ------------------------------------------------------------------
-----------------------------------------------------------     Delivery Component                              Subtotal  Subtotal
Combined Adjustment Charge               $0.04571  $0.04571
                                                                Generation
                                                                  Charge         On-Peak     kWh x              $0.02800  $0.02800
                                                                                 Off-Peak    kWh x              $0.02800  $0.02800

File Name:  S\SHARED\SALESGEN\TYPCBILL\TYP98SE2.WK4            Boston Edison Company
Last Update:  28-May-97                                        M.D.P.U. Nos. 96-100 & 96-23
Range Name:   RATE T-2                                         Attachment 1
                                                               Exhibit 4
                                                               Page 25 of 29

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                           Impact on T-2 Rate Customers

Hours Use: 300

-----------------------------------------------------------------------------------------------------------------------------------
Maximum                              Present Rates                          Proposed Rates                        Difference
Ratchet  Average Monthly              Adjustment     Annual      Delivery      Energy       Annual      Difference    % of   % of
  kW      kW      kWh       Base        Factors       Total      Component    Component      Total      In Totals     Base   Total
-----------------------------------------------------------------------------------------------------------------------------------
    150    100   30,000   $29,816.12   $16,455.60   $46,271.72   $31,560.80   $10,080.00   $41,640.80   ($4,630.92)  -15.5%  -10.0%

    300    250   75,000   $75,142.93   $41,139.00  $116,281.93   $79,444.34   $25,200.00  $104,644.34  ($11,637.59)  -15.5%  -10.0%

  1,000    500  150,000  $149,451.38   $82,278.00  $231,729.38  $158,137.84   $50,400.00  $208,537.84  ($23,191.54)  -15.5%  -10.0%

> 1,000  1,000  300,000  $299,452.60  $164,556.00  $464,008.60  $316,770.43  $100,800.00  $417,570.43  ($46,438.17)  -15.5%  -10.0%

> 1,000  1,500  450,000  $446,681.58  $246,834.00  $693,515.58  $472,908.23  $151,200.00  $624,108.23  ($69,407.35)  -15.5%  -10.0%
-----------------------------------------------------------------------------------------------------------------------------------

Present Rates          T-2                                      Proposed Rates:          T-2
                                           Summer    Winter                                                       Summer    Winter
                                           ------    ------                                                       ------    ------
Customer Charge with                                            Customer Charge with
  Ratchet kW =           First 150 kW      $30.86    $30.86       Ratchet kW =           First 150 kW             $27.77    $27.77
                         < 300 kW         $127.37   $127.37                              < 300 kW                $114.62   $114.62
                         > 300 kW         $185.20   $185.20                              > 300 kW                $166.67   $166.67
                         > 1,000 kW       $416.22   $416.22                              > 1,000 kW              $374.57   $374.57
Demand Charge                 kW x         $24.52    $11.45     Distrib/Access
Energy Charge   On-Peak      kWh x       $0.03975  $0.02757       Demand Charge               kW x                $21.09     $9.32
                Off-Peak     kWh x       $0.01784  $0.01445     Transmission
-----------------------------------------------------------       Demand Charge               kW x                 $0.98     $0.98
Base Bill                                Subtotal  Subtotal     Distrib/Access
                                                                  Energy Charge  On-Peak     kWh x              $0.04890  $0.03795
Retail Fuel & Purchased                                                          Off-Peak    kWh x              $0.02919  $0.02614
  Power Charge               kWh x       $0.03709  $0.03709     Transmission
Net Performance                                                   Energy Charge  On-Peak     kWh x              $0.00000  $0.00000
  Adjustment Charge          kWh x       $0.00481  $0.00481                      Off-Peak    kWh x              $0.00000  $0.00000
DSM                          kWh x       $0.00381  $0.00381     ------------------------------------------------------------------
-----------------------------------------------------------     Delivery Component                              Subtotal  Subtotal
Combined Adjustment Charge               $0.04571  $0.04571
                                                                Generation
                                                                  Charge         On-Peak     kWh x              $0.02800  $0.02800
                                                                                 Off-Peak    kWh x              $0.02800  $0.02800

File Name:  S\SHARED\SALESGEN\TYPCBILL\TYP98SE2.WK4            Boston Edison Company
Last Update:  28-May-97                                        M.D.P.U. Nos. 96-100 & 96-23
Range Name:   RATE T-2                                         Attachment 1
                                                               Exhibit 4
                                                               Page 26 of 29

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                           Impact on T-2 Rate Customers

Hours Use: 350

-----------------------------------------------------------------------------------------------------------------------------------
Maximum                              Present Rates                          Proposed Rates                        Difference
Ratchet  Average Monthly              Adjustment     Annual      Delivery      Energy       Annual      Difference    % of   % of
  kW      kW      kWh       Base        Factors       Total      Component    Component      Total      In Totals     Base   Total
-----------------------------------------------------------------------------------------------------------------------------------
    150    100   35,000   $31,161.50   $19,198.20   $50,359.70   $33,559.68   $11,760.00   $45,319.68   ($5,040.02)  -16.2%  -10.0%

    300    250   87,500   $78,506.38   $47,995.50  $126,501.88   $84,441.55   $29,400.00  $113,841.55  ($12,660.33)  -16.1%  -10.0%

  1,000    500  175,000  $156,178.28   $95,991.00  $252,169.28  $168,132.26   $58,800.00  $226,932.26  ($25,237.02)  -16.2%  -10.0%

> 1,000  1,000  350,000  $312,906.40  $191,982.00  $504,888.40  $336,759.27  $117,600.00  $454,359.27  ($50,529.13)  -16.1%  -10.0%

> 1,000  1,500  525,000  $466,862.28  $287,973.00  $754,835.28  $502,891.49  $176,400.00  $679,291.49  ($75,543.79)  -16.2%  -10.0%
-----------------------------------------------------------------------------------------------------------------------------------

Present Rates          T-2                                      Proposed Rates:          T-2
                                           Summer    Winter                                                       Summer    Winter
                                           ------    ------                                                       ------    ------
Customer Charge with                                            Customer Charge with
  Ratchet kW =           First 150 kW      $30.86    $30.86       Ratchet kW =           First 150 kW             $27.77    $27.77
                         < 300 kW         $127.37   $127.37                              < 300 kW                $114.62   $114.62
                         > 300 kW         $185.20   $185.20                              > 300 kW                $166.67   $166.67
                         > 1,000 kW       $416.22   $416.22                              > 1,000 kW              $374.57   $374.57
Demand Charge                 kW x         $24.52    $11.45     Distrib/Access
Energy Charge   On-Peak      kWh x       $0.03975  $0.02757       Demand Charge               kW x                $21.09     $9.32
                Off-Peak     kWh x       $0.01784  $0.01445     Transmission
-----------------------------------------------------------       Demand Charge               kW x                 $0.98     $0.98
Base Bill                                Subtotal  Subtotal     Distrib/Access
                                                                  Energy Charge  On-Peak     kWh x              $0.04890  $0.03795
Retail Fuel & Purchased                                                          Off-Peak    kWh x              $0.02919  $0.02614
  Power Charge               kWh x       $0.03709  $0.03709     Transmission
Net Performance                                                   Energy Charge  On-Peak     kWh x              $0.00000  $0.00000
  Adjustment Charge          kWh x       $0.00481  $0.00481                      Off-Peak    kWh x              $0.00000  $0.00000
DSM                          kWh x       $0.00381  $0.00381     ------------------------------------------------------------------
-----------------------------------------------------------     Delivery Component                              Subtotal  Subtotal
Combined Adjustment Charge               $0.04571  $0.04571
                                                                Generation
                                                                  Charge         On-Peak     kWh x              $0.02800  $0.02800
                                                                                 Off-Peak    kWh x              $0.02800  $0.02800

File Name:  S\SHARED\SALESGEN\TYPCBILL\TYP98SE2.WK4            Boston Edison Company
Last Update:  28-May-97                                        M.D.P.U. Nos. 96-100 & 96-23
Range Name:   RATE T-2                                         Attachment 1
                                                               Exhibit 4
                                                               Page 27 of 29

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                           Impact on T-2 Rate Customers

Hours Use: 400

-----------------------------------------------------------------------------------------------------------------------------------
Maximum                              Present Rates                          Proposed Rates                        Difference
Ratchet  Average Monthly              Adjustment     Annual      Delivery      Energy       Annual      Difference    % of   % of
  kW      kW      kWh       Base        Factors       Total      Component    Component      Total      In Totals     Base   Total
-----------------------------------------------------------------------------------------------------------------------------------
    150    100   40,000   $32,506.88   $21,940.80   $54,447.68   $35,558.57   $13,440.00   $48,998.57   ($5,449.11)  -16.8%  -10.0%

    300    250  100,000   $81,869.83   $54,852.00  $136,721.83   $89,438.76   $33,600.00  $123,038.76  ($13,683.07)  -16.7%  -10.0%

  1,000    500  200,000  $162,905.18  $109,704.00  $272,609.18  $178,126.68   $67,200.00  $245,326.68  ($27,282.50)  -16.7%  -10.0%

> 1,000  1,000  400,000  $326,360.19  $219,408.00  $545,768.19  $356,748.11  $134,400.00  $491,148.11  ($54,620.08)  -16.7%  -10.0%

> 1,000  1,500  600,000  $487,042.97  $329,112.00  $816,154.97  $532,874.75  $201,600.00  $734,474.75  ($81,680.22)  -16.8%  -10.0%
-----------------------------------------------------------------------------------------------------------------------------------

Present Rates          T-2                                      Proposed Rates:          T-2
                                           Summer    Winter                                                       Summer    Winter
                                           ------    ------                                                       ------    ------
Customer Charge with                                            Customer Charge with
  Ratchet kW =           First 150 kW      $30.86    $30.86       Ratchet kW =           First 150 kW             $27.77    $27.77
                         < 300 kW         $127.37   $127.37                              < 300 kW                $114.62   $114.62
                         > 300 kW         $185.20   $185.20                              > 300 kW                $166.67   $166.67
                         > 1,000 kW       $416.22   $416.22                              > 1,000 kW              $374.57   $374.57
Demand Charge                 kW x         $24.52    $11.45     Distrib/Access
Energy Charge   On-Peak      kWh x       $0.03975  $0.02757       Demand Charge               kW x                $21.09     $9.32
                Off-Peak     kWh x       $0.01784  $0.01445     Transmission
-----------------------------------------------------------       Demand Charge               kW x                 $0.98     $0.98
Base Bill                                Subtotal  Subtotal     Distrib/Access
                                                                  Energy Charge  On-Peak     kWh x              $0.04890  $0.03795
Retail Fuel & Purchased                                                          Off-Peak    kWh x              $0.02919  $0.02614
  Power Charge               kWh x       $0.03709  $0.03709     Transmission
Net Performance                                                   Energy Charge  On-Peak     kWh x              $0.00000  $0.00000
  Adjustment Charge          kWh x       $0.00481  $0.00481                      Off-Peak    kWh x              $0.00000  $0.00000
DSM                          kWh x       $0.00381  $0.00381     ------------------------------------------------------------------
-----------------------------------------------------------     Delivery Component                              Subtotal  Subtotal
Combined Adjustment Charge               $0.04571  $0.04571
                                                                Generation
                                                                  Charge         On-Peak     kWh x              $0.02800  $0.02800
                                                                                 Off-Peak    kWh x              $0.02800  $0.02800

File Name:  S\SHARED\SALESGEN\TYPCBILL\TYP98SE2.WK4            Boston Edison Company
Last Update:  28-May-97                                        M.D.P.U. Nos. 96-100 & 96-23
Range Name:   RATE T-2                                         Attachment 1
                                                               Exhibit 4
                                                               Page 28 of 29

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                           Impact on T-2 Rate Customers

Hours Use: 450

-----------------------------------------------------------------------------------------------------------------------------------
Maximum                              Present Rates                          Proposed Rates                        Difference
Ratchet  Average Monthly              Adjustment     Annual      Delivery      Energy       Annual      Difference    % of   % of
  kW      kW      kWh       Base        Factors       Total      Component    Component      Total      In Totals     Base   Total
-----------------------------------------------------------------------------------------------------------------------------------
    150    100   45,000   $33,852.26   $24,683.40   $58,535.66   $37,557.45   $15,120.00   $52,677.45   ($5,858.21)  -17.3%  -10.0%

    300    250  112,500   $85,233.28   $61,708.50  $146,941.78   $94,435.97   $37,800.00  $132,235.97  ($14,705.81)  -17.3%  -10.0%

  1,000    500  225,000  $169,632.08  $123,417.00  $293,049.08  $188,121.10   $75,600.00  $263,721.10  ($29,327.98)  -17.3%  -10.0%

> 1,000  1,000  450,000  $339,813.99  $246,834.00  $586,647.99  $376,736.95  $151,200.00  $527,936.95  ($58,711.04)  -17.3%  -10.0%

> 1,000  1,500  675,000  $507,223.67  $370,251.00  $877,474.67  $562,858.01  $226,800.00  $789,658.01  ($87,816.66)  -17.3%  -10.0%
-----------------------------------------------------------------------------------------------------------------------------------

Present Rates          T-2                                      Proposed Rates:          T-2
                                           Summer    Winter                                                       Summer    Winter
                                           ------    ------                                                       ------    ------
Customer Charge with                                            Customer Charge with
  Ratchet kW =           First 150 kW      $30.86    $30.86       Ratchet kW =           First 150 kW             $27.77    $27.77
                         < 300 kW         $127.37   $127.37                              < 300 kW                $114.62   $114.62
                         > 300 kW         $185.20   $185.20                              > 300 kW                $166.67   $166.67
                         > 1,000 kW       $416.22   $416.22                              > 1,000 kW              $374.57   $374.57
Demand Charge                 kW x         $24.52    $11.45     Distrib/Access
Energy Charge   On-Peak      kWh x       $0.03975  $0.02757       Demand Charge               kW x                $21.09     $9.32
                Off-Peak     kWh x       $0.01784  $0.01445     Transmission
-----------------------------------------------------------       Demand Charge               kW x                 $0.98     $0.98
Base Bill                                Subtotal  Subtotal     Distrib/Access
                                                                  Energy Charge  On-Peak     kWh x              $0.04890  $0.03795
Retail Fuel & Purchased                                                          Off-Peak    kWh x              $0.02919  $0.02614
  Power Charge               kWh x       $0.03709  $0.03709     Transmission
Net Performance                                                   Energy Charge  On-Peak     kWh x              $0.00000  $0.00000
  Adjustment Charge          kWh x       $0.00481  $0.00481                      Off-Peak    kWh x              $0.00000  $0.00000
DSM                          kWh x       $0.00381  $0.00381     ------------------------------------------------------------------
-----------------------------------------------------------     Delivery Component                              Subtotal  Subtotal
Combined Adjustment Charge               $0.04571  $0.04571
                                                                Generation
                                                                  Charge         On-Peak     kWh x              $0.02800  $0.02800
                                                                                 Off-Peak    kWh x              $0.02800  $0.02800

File Name:  S\SHARED\SALESGEN\TYPCBILL\TYP98SE2.WK4            Boston Edison Company
Last Update:  28-May-97                                        M.D.P.U. Nos. 96-100 & 96-23
Range Name:   RATE S-2                                         Attachment 1
                                                               Exhibit 4
                                                               Page 29 of 29

                              Boston Edison Company
                               Settlement Proposal
      1998 Rate Designs (Seasonality & Time-of-Use in Access & Distribution)
                           Impact on S-2 Rate Customers

------------------------------------------------------------------------------------------------------------------
Average             Present Rates                        Proposed Rates                         Difference
Monthly              Adjustment     Annual    Delivery       Energy       Annual    Difference     % of     % of
  kWh      Base        Factors       Total    Component    Component       Total    In Totals      Base     Total
------------------------------------------------------------------------------------------------------------------
 2,600   $1,907.16    $1,307.28    $3,214.44  $2,019.10    $873.60       $2,892.70  ($321.74)   -16.9%      -10.0%

 3,000   $2,184.12    $1,508.40    $3,692.52  $2,314.92  $1,008.00       $3,322.92  ($369.60)   -16.9%      -10.0%

 3,400   $2,461.08    $1,709.52    $4,170.60  $2,610.74  $1,142.40       $3,753.14  ($417.46)   -17.0%      -10.0%

 3,800   $2,738.04    $1,910.64    $4,648.68  $2,906.57  $1,276.80       $4,183.37  ($465.31)   -17.0%      -10.0%

 4,200   $3,015.00    $2,111.76    $5,126.76  $3,202.39  $1,411.20       $4,613.59  ($513.17)   -17.0%      -10.0%

 4,600   $3,291.96    $2,312.88    $5,604.84  $3,498.22  $1,545.60       $5,043.82  ($561.02)   -17.0%      -10.0%

 5,000   $3,568.92    $2,514.00    $6,082.92  $3,794.04  $1,680.00       $5,474.04  ($608.88)   -17.1%      -10.0%

 5,400   $3,845.88    $2,715.12    $6,561.00  $4,089.86  $1,814.40       $5,904.26  ($656.74)   -17.1%      -10.0%
------------------------------------------------------------------------------------------------------------------

Present Rates          S-2                                      Proposed Rates:          S-2
Customer Charge                                 $8.91     Customer Charge                  $8.02
Energy Charge                         kWh x  $0.05770     Distrib/Access Charge  kWh x  $0.06001
-----------------------------------------------------     Transmission Charge    kWh x  $0.00162
Base Bill                                    Subtotal     --------------------------------------
                                                          Delivery Component            Subtotal
Retail Fuel & Purchased Power Charge  kWh x  $0.03709
Net Performance Adjustment Charge     kWh x  $0.00481
DSM                                   kWh x  $0.00000     Generation Charge      kWh x  $0.02800
-----------------------------------------------------
Combined Adjustment Charge                   $0.04190

                                  Attachment 1

                                   Exhibit 5

                               1998 Rate Schedules

                    B O S T O N   E D I S O N   C O M P A N Y
                    -----------------------------------------

               S C H E D U L E   O F   E L E C T R I C   R A T E S
               ---------------------------------------------------


     Applying to all territory served by the Company in the following cities and towns: Acton, Arlington, Ashland, Bedford, Bellingham, Boston, Brookline, Burlington, Canton, Carlisle, Chelsea, Dedham, Dover, Framingham, Holliston, Hopkinton, Lexington, Lincoln, Maynard, Medfield, Medway, Millis, Milton, Natick, Needham, Newton, Norfolk, Sharon, Sherborn, Somerville, Stoneham, Sudbury, Walpole, Waltham, Watertown, Wayland, Weston, Westwood, Winchester and Woburn.


                                TABLE OF CONTENTS
                                -----------------

RATE SCHEDULE                                               M.D.P.U.
-------------                                               --------
     TERMS AND CONDITIONS.................................    839
     STANDARD OFFER.......................................    840
     STANDARD OFFER ADJUSTMENT PROVISION..................    841
     SHORT-RUN QUALIFYING FACILITY POWER PURCHASE RATE....    842
     GENERAL SERVICE RATE G-1.............................    843
     GENERAL SERVICE RATE G-2.............................    844
     GENERAL SERVICE RATE G-3.............................    845
     OPTIONAL TIME OF USE RATE T-1........................    846
     TIME OF USE RATE T-2.................................    847
     RESIDENCE RATE R-1...................................    848
     RESIDENCE RATE R-2...................................    849
     RESIDENCE RATE R-3...................................    850
     OPTIONAL TIME OF USE RATE R-4........................    851
     STREET LIGHTING RATE S-1.............................    852
     STREET LIGHTING ENERGY RATE S-2......................    853
     OUTDOOR LIGHTING RATE S-3............................    854
     MISCELLANEOUS CHARGES................................    855
     INTERRUPTIBLE LOAD CREDIT I-C........................    856
     INTERRUPTIBLE LOAD CREDIT I-N........................    857
     ECONOMIC DEVELOPMENT RATE E..........................    858
     TRANSMISSION SERVICE COST ADJUSTMENT PROVISION.......    859
     ACCESS COST ADJUSTMENT PROVISION.....................    860
     TRANSITION TRUE-UP CHARGE............................    861

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 839
                                               Sheet 1
                                               Canceling M.D.P.U. No. 818


                              BOSTON EDISON COMPANY

                              TERMS AND CONDITIONS
                              --------------------



                   Applicable to all Rates for Electric Service
                   --------------------------------------------



                     [ This tariff will be filed with the
                       Department by July 1, 1997 per
                       Section I.B.8 of the Settlement
                       Agreement and is not a condition
                       of the settlement. ]

                                               M.D.P.U. No. 840
                                               Sheet 1


                              BOSTON EDISON COMPANY

                                 STANDARD OFFER
                                 --------------


AVAILABILITY

     Standard Offer Service is available under this tariff for existing or new Customers who have not yet chosen a supplier other than the Company on or after the retail access date, when retail choice becomes available to all customers. After the Retail Access Date customers are free to leave the Standard Offer at any time to purchase from an alternative supplier. However, once the market option is selected, a customer may not return to service at Standard Offer prices. The only exception is during the first year after the Retail Access Date, when all Rate R-1, R-2, R-3, R-4, T-1, and G-1 customers who elect to take service from an alternative supplier may return to service at Standard Offer prices provided that such election is made within 90 days of first taking service from the alternative supplier.

     Standard Offer Service may be terminated by a Customer provided that notice of the change of supplier was received by the Company five (5) or more business days before the next scheduled meter read date.


DEFINITION

     The Standard Offer energy service is provided by energy suppliers who are designated by the Company to Customers for a fixed period at specified rates. A Standard Offer Service Customer will pay for Standard Offer Service according to the Term, Rate, Adjustment, and Availability provisions set forth below.


TERM

     The Company shall arrange to provide Standard Offer Service for the period from the effective date of this tariff through December 31, 2004.


RATE

     The Standard Offer rate will be fixed on the following schedule. Standard Offer rates may be modified according to the Adjustment provision below.

          Calendar Year              Average Price per kilowatt hour
          -------------              -------------------------------
              1998                              2.8 cents
              1999                              3.1 cents
              2000                              3.4 cents
              2001                              3.8 cents
              2002                              4.2 cents
              2003                              4.7 cents
              2004                              5.1 cents

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 840
                                               Sheet 2


                              BOSTON EDISON COMPANY

                                 STANDARD OFFER
                                 --------------


     The Company's charges for Standard Offer Service are included as a separate surcharge to the rates for retail delivery service that apply to all retail customers.


ADJUSTMENT

     Standard Offer Service will be put out to bid to interested energy suppliers and all obligations are fully reconciling. The Company shall reconcile the revenues billed to retail customers taking Standard Offer Service against payments to suppliers of Standard Offer service and refund or recover any over or undercollections on the following terms:

1.   Overcollections

     Any revenues billed by the Company for Standard Offer Service in excess of payments to suppliers of that service shall be accumulated in an account and credited with interest using the methodology for calculating interest on customer deposits specified in the Company's terms and conditions. The accumulated balance at the end of each calendar year shall be credited to all the Company's retail delivery customers through a uniform cents per kilowatt-hour factor the following year.

2.   Undercollections

     Standard Offer Rates may also be adjusted from time to time to reflect changes in the Standard Offer Service Fuel Index or to recover deferred costs that result from undercollection of expenses for Standard Offer Service as provided below. These adjustments shall be collected through the Standard Offer Surcharge as a uniform cents per kilowatt-hour surcharge on the prices for Standard Offer Service.

     For any revenues billed by the Company that do not recover the Company's payments to suppliers or for any expenses the Company defers to meet the inflation cap established in Section I.B.9 of the Settlement Agreement, Boston Edison shall be authorized to accumulate the deficiencies together with interest and to recover those amounts by implementing a uniform cents per kilowatthour surcharge on the rates for Standard Offer Service, if and to the extent that the access charges billed by Boston Edison to its retail customers are for any reason below the unadjusted access charge listed in Attachment 3 of the Settlement Agreement. Under-recoveries, if any, that remain after the standard offer transition period ends on December 31, 2004 shall be recovered from all retail customers by a uniform surcharge to the Standard Offer not exceeding $0.005 per kilowatthour commencing on January 1, 2005.

     Not withstanding any other provisions, in the event the deferred costs under the Standard Offer at any time accumulate to an amount in excess of $50 million, Boston Edison shall be

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 840
                                               Sheet 3


                              BOSTON EDISON COMPANY

                                 STANDARD OFFER
                                 --------------


authorized to fully recover the amount of deferred costs in excess of $50 million by filing with the Department a Standard Offer Surcharge. Such Standard Offer Surcharge will be designed to recover the deferred excess costs forecast for the next twelve (12) months on an annual basis and shall go into effect sixty (60) days following the filing with the Department. The collection of deferred excess costs will be through a uniform cents per kWh surcharge to the Standard Offer until such time as the amount of energy consumed by retail customers receiving Standard Offer Service reduces to 15 percent of the energy delivered to all retail customers. At that point, the surcharge will be billed to all retail customers through the delivery charge.



Filed:  June _, 1997                           Effective:  Retail Access Date
Pursuant to Order in
DPU 96-100 dated December 30, 1996

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 841
                                               Sheet 1


                              BOSTON EDISON COMPANY

                       STANDARD OFFER ADJUSTMENT PROVISION
                       -----------------------------------


     The Standard Offer Adjustment shall be used to collect surcharges on the prices for Standard Offer Service through a uniform cents per kilowatt-hour factor.

     Each adjustment of the prices under the Company's applicable rates shall be in accordance with the following:

          The Customer Rate in effect for a given billing month is multiplied by a "Fuel Adjustment" that is set equal to 1.0 and thus has no impact on Distribution Company Rates unless the "Market Gas Price" plus "Market Oil Price" for the billing month exceeds the "Fuel
          ----
          Trigger Point" then in effect, where:

          Market Gas Price is the average of the values of "Gas Index" for the
          ----------------
          most recent twelve months through and including the billing month, where:

          Gas Index is the average of the daily settlement prices for the last
          ---------
          three days that the NYMEX Contract (as defined below) for the month of delivery trades as reported in the "Wall Street Journal", expressed in dollars per MMBtu. NYMEX Contract shall mean the New York Mercantile Exchange Natural Gas Futures Contract as approved by the Commodity Futures Trading Commission for the purchase and sale of natural gas at Henry Hub;

          Market Oil Price is the average of the values of "Oil Index" for the
          ----------------
          most recent twelve months through and including the billing month, where:

          Oil Index is the average for the month of the daily low quotations
          ---------
          for cargo delivery of 1.0% sulphur No. 6 residual fuel oil into New York Harbor, as reported in "Platt's Pilgrim U.S. Markets Can" in dollars per barrel and converted to dollars per MMBtu by dividing by 6.3; and

          If the indices referred to above should become obsolete or no longer suitable, the distribution company shall file alternate indices with the Department.

          Fuel Trigger Point is the following amounts, expressed in dollars
          ------------------
          per MMBtu, applicable for all months in the specified calendar year:

                                   2000          $5.35/MMBtu
                                   2001          $5.35
                                   2002          $6.09
                                   2003          $7.01
                                   2004          $7.74

          In the event that the Fuel Trigger Point is exceeded, the Fuel Adjustment value for the billing month is determined based according to the following formula:

Fuel  =    (Market Gas Price + $0.60/MMBtu) + (Market Oil Price + $0.04/MMBtu)
Adjustment -------------------------------------------------------------------
                          Fuel Trigger Point + $0.60 + $0.04/MMBtu

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 841
                                               Sheet 2


                              BOSTON EDISON COMPANY

                       STANDARD OFFER ADJUSTMENT PROVISION
                       -----------------------------------


          Where: Market Gas Price, Market Oil Price and Fuel Trigger Point are as defined above. The values of $0.60 and $0.04/MMBtu represent for gas and oil respectively, estimated basis differentials or market costs of transportation from the point where the index is calculated to a proxy power plant in the New England market.

          For example, if at a point in the year 2002 the Market Gas Price and Market Oil Price total $6.50 ($3.30/MMBtu plus $3.00/MMBtu respectively), the Fuel Trigger Point of $6.09 would be exceeded.
          In this case the Fuel Adjustment value would be

                  ($3.50 + $0.60/MMBtu) + ($3.00 + $0.04/MMBtu) = 1.0609
                  ------------------------------------------------------
                                $6.09 + $0.60 + $0.04/MMBtu

          The customer Rate paid to the distribution company is increased by this Fuel Adjustment factor for the billing month, becoming
          4.4548 cents/kWh (4.2 x 1.0609).

          In subsequent months the same comparisons are made and, if applicable, a Fuel Adjustment determined.

          Incremental revenues received by the distribution company as the result of a Fuel Adjustment would be allocated to Standard Offer suppliers in proportion to the Standard Offer energy provided by a supplier to the distribution company in the applicable billing month.

     A notice filed with the Department of Public Utilities (the Department) setting forth the amount of the applicable Standard Offer Adjustment, the amount of the increase and the effective Standard Offer charge in the Company's rates as adjusted to reflect the new Standard Offer Adjustment amount. The notice shall further specify the effective date of such adjustment, which shall not be earlier than thirty days after the filing of the notice, or such other date as the Department may authorize.



Filed:  June _, 1997                           Effective:  Retail Access Date
Pursuant to Order in
DPU 96-100 dated December 30, 1996

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 842
                                               Sheet 1
                                               Canceling   M.D.P.U. No. 819


                              BOSTON EDISON COMPANY

                SHORT-RUN QUALIFYING FACILITY POWER PURCHASE RATE
                -------------------------------------------------


AVAILABILITY

     Service under this rate is available upon written application to the Company and execution of a service agreement for the purchase by the Company of electricity from qualifying small power producers or cogenerators in accordance with 220 Code of Massachusetts Regulations 8.00 et seq. The
                                                            -- ---
Company's obligation to purchase electricity under this rate is preconditioned upon compliance with the requirements applicable to qualifying small power producers or cogenerators contained in the following Company publications:
Information and Requirements for Electric Service; Guidelines - Parallel Operation of Customer Generation; and Interconnection Guidelines.


POWER PURCHASE RATE

     (a)  Energy Purchase Rate
          --------------------

          In accordance with 220 CMR 8.04(4)(d), the Company will pay for energy furnished to it under the terms of this rate schedule at a price, separately applied to each rating period defined below, computed according to the following formula:

               ER  =   (F  +  O&M + SS) x (1 + LL)

               where:  ER    =  Energy purchase rate
                       F     =  Avoided fuel cost
                       O&M   =  Avoided operations and maintenance expense
                       SS    =  Avoided cost of a NEPOOL savings share
                       LL    =  Cumulative line loss factor

     (b)  Short-Run Capacity Rate
          -----------------------

          In accordance with 220 CMR 8.04(5)&(6), to the extent that the sale by the qualifying facility to the Company is recognized by NEPOOL as a capacity sale that contributes toward meeting the Company's capability responsibility, the Company will also pay for capacity furnished to it under the terms of this rate schedule when the Company is capacity-deficient or otherwise would be capacity-deficient without short-run power purchases from qualifying facilities. The price for such short-run avoidable capacity shall be calculated on a kilowatthour basis by voltage level according to the following formula:

               SR  =   (CC/PKH x EAF)) x (1 + DL)

               where:  SR    =  The short-run capacity rate.
                       CC    =  The NEPOOL Capability Responsibility
                                  Adjustment Charge.
                       PKH   =  The number of peak hours in the year.
                       EAF   =  The equivalent availability factor of a
                                  typical utility peaking unit.

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 842
                                               Sheet 2
                                               Canceling   M.D.P.U. No. 819


                              BOSTON EDISON COMPANY

                SHORT-RUN QUALIFYING FACILITY POWER PURCHASE RATE
                -------------------------------------------------


                       DL    =  The cumulative demand loss factor as a decimal
                                  during the peak rating period for the
                                  appropriate voltage level. The demand loss factor represents the capacity-related losses through the utility transmission and distribution system at the time of system peak demand.

     (c) A customer operating small power production or cogeneration equipment with a design capacity of 30 kilowatts or less may elect to sell separately metered electricity to the Company on a non-time-differentiated rate basis. The non-time-differentiated rate is the Company's energy rate calculated over the total period.

     (d) A customer operating small power production or cogeneration equipment with a design capacity of 30 kilowatts or less may also elect, where no separate metering is installed, to allow the Company's usual metering equipment to run backwards and to reduce the recorded amount of electricity sold to the customer. The customer will receive an energy payment, but not a capacity payment, at the current short-run energy rate for the net energy, if any, delivered to the Company measured by the reduction in the meter reading below the reading of the previous month. In no event, however, shall the customer's monthly bill without this credit be less than the minimum charge as stated in the Company's generally available rate schedule applicable to the service supplied to the customer.

     (e) The purchase option selected by a customer under this section may not be changed more frequently than once in any twelve month period.


RATINGS PERIODS

     There shall be two rating periods for purposes of computing the Energy Purchase Rate.

     (1) During the months of June through September, the peak demand shall be the hours between 9 A.M. and 6 P.M. weekdays. During the months of October through May, the peak period shall be the hours between 8 A.M. and 9 P.M. weekdays.

     (2) All other hours shall be off-peak including twelve Massachusetts holidays as follows:

          New Year's Day                    Labor Day
          Martin L. King Day                Columbus Day
          President's Day                   Veteran's Day
          Patriot's Day                     Thanksgiving Day
          Memorial Day                      Day after Thanksgiving
          Independence Day                  Christmas Day

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 842
                                               Sheet 3
                                               Canceling   M.D.P.U. No. 819


                              BOSTON EDISON COMPANY

                SHORT-RUN QUALIFYING FACILITY POWER PURCHASE RATE
                -------------------------------------------------


INTERCONNECTION REQUIREMENTS

     (a) Within 45 days of a request by a qualifying facility according to the requirements of the Company's Interconnection Guidelines, the Company will conduct an initial site inspection and will provide a written estimate of the connection cost and specifications.

     (b) The customer shall install interconnection equipment conforming with the standards filed at the DPU and with the specific requirements of the Company based on its site inspection and engineering studies.

     (c) The customer shall reimburse the Company for all incremental costs associated with the interconnection of its facilities to accommodate purchases under this rate including any required metering equipment. At the customer's option, all costs may be amortized over a period not in excess of 36 months. If the charges are amortized, the qualifying facility will pay a monthly charge, approved by the Department, designed to recover the interconnection costs plus interest computed at the Company's average weighted cost of capital.

     (d) The customer shall maintain such operating records as the Company may require from time to time and shall allow the Company at its request to inspect such records or the installation and operation of the generating equipment and the interconnection.

     (e) The customer shall defend, indemnify and hold the Company harmless from and against all claims or damage to the customer's equipment or damage or injury to any person or property arising out of the customer's use of generating equipment in parallel with the Company's system; provided that nothing in this paragraph shall relieve the Company from liability for damage or injury caused by its own willful default or negligence.


TERMS AND CONDITIONS

     The schedule of Terms and Conditions, as in effect from time to time, shall apply to service under this rate to the extent that they are not inconsistent with the specific provisions of this rate.



Filed:  June _, 1997                           Effective:  Retail Access Date
Pursuant to Order in
DPU 96-100 dated December 30, 1996

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 843
                                               Sheet 1
                                               Canceling   M.D.P.U. No. 820


                              BOSTON EDISON COMPANY

                             GENERAL SERVICE RATE G-1
                             ------------------------


AVAILABILITY

     Service under this rate is available for all use at a single location where the monthly demand is less than 10 kilowatts. Demand meters will be installed for all new customers with either a) three phase service or
b) single phase service exceeding 100 amperes. Customers with a demand exceeding 12 kilowatts in any month will be placed on Rate G-2. Not available for residential use.


MONTHLY CHARGE

          The Monthly Charge will be the sum of the Retail Delivery Service and the Supplier Service Charges.


                       FOR CUSTOMERS WITHOUT DEMAND METERS


RETAIL DELIVERY SERVICES

     Customer Charge                         $8.14
     ---------------

     Distribution/Access Charges *
     ---------------------------

     Energy Charge Per Delivered kWh         October - May    June - September
                                             -------------    ----------------
                                              6.646 cents       12.926 cents

     Transmission Charge
     -------------------

     Energy Charge Per Delivered kWh          0.314 cents

* includes Access Cost Adjustment Charge Per kWh of 3.510 cents


SUPPLIER SERVICES

     Standard Offer Charge (Optional)
     ---------------------

     Energy Charge Per Delivered kWh            2.800 cents

     Basic Energy Service (Optional)         As in effect per Tariff
     --------------------

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 843
                                               Sheet 2
                                               Canceling   M.D.P.U. No. 820


                              BOSTON EDISON COMPANY

                             GENERAL SERVICE RATE G-1
                             ------------------------


                         FOR CUSTOMERS WITH DEMAND METERS


DELIVERY SERVICES

     Customer Charge                     $12.09
     ---------------

     Distribution/Access Charges *
     ---------------------------

                                             October - May    June - September
     Demand Charge Per kW                    -------------    ----------------
        (in excess of 10 kilowatts)          $0.28              $0.86

                                             October - May    June - September
     Energy Charge Per Delivered kWh         -------------    ----------------
        First 2,000 kWh                       6.960 cents       13.241 cents
        Next 150 hours use of the billing kW  5.612 cents        6.709 cents
        Each Additional kWh                   2.590 cents        2.895 cents

     Transmission Charge
     -------------------

                                             October - May    June - September
     Demand Charge Per kW                    -------------    ----------------
        (in excess of 10 kilowatts)          $3.31             $10.14

* includes Access Cost Adjustment Charge Per kWh of 3.510 cents


SUPPLIER SERVICES

     Standard Offer Charge (Optional)
     ---------------------

     Energy Charge Per Delivered kWh       2.800 cents

     Basic Energy Service (Optional)     As in effect per Tariff
     --------------------


TRANSMISSION SERVICE COST ADJUSTMENT

     The Delivery Charges under this rate shall be adjusted from time to time to reflect changes in the FERC-approved Transmission Tariffs.

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 843
                                               Sheet 3
                                               Canceling   M.D.P.U. No. 820


                              BOSTON EDISON COMPANY

                             GENERAL SERVICE RATE G-1
                             ------------------------


ACCESS SERVICE COST ADJUSTMENT

     The Delivery Charges under this rate shall be adjusted from time to time in the manner described in the Company's Access Cost Adjustment Provision to reflect changes occurring on or after the retail access date.


STANDARD OFFER SERVICE

     Standard Offer Service is an optional service available under this tariff for existing or new Customers who have not yet chosen a supplier other than the Company on or after the retail access date, when retail choice becomes available to all customers. A Standard Offer Service Customer will pay the Rate for Standard Offer Service set forth above in addition to the Rates for Retail Delivery Service. For the first year after the retail access date, if the Customer has selected an energy supplier other than the Company, the Customer may elect to return to Standard Offer Service by so notifying the Company within 90 days of the date when the Customer began to purchase electricity from the other supplier. Otherwise, the Customer who has selected another supplier is not eligible for Standard Offer Service.

     Standard Offer Service may be terminated by a Customer provided that notice of the change of supplier was received by the Company five (5) or more business days before the next scheduled meter read date.


BASIC SERVICE

     Any Customer who has received service at their present location from a supplier other than the Company, and does not have a current supplier, is not eligible to receive Standard Offer Energy Service. In this case, a Customer will receive Basic Service from the Company in accordance with the terms and price for Basic Energy Service as approved by the Department of Public Utilities.


MINIMUM CHARGE

     The minimum charge per month is the Customer Charge.


METER READING AND BILLING

     Bills calculated under this rate schedule are due when presented and shall be rendered monthly; however, the Company reserves the right to read meters and render bills on a bimonthly

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 843
                                               Sheet 4
                                               Canceling   M.D.P.U. No. 820


                              BOSTON EDISON COMPANY

                             GENERAL SERVICE RATE G-1
                             ------------------------


basis. When bills are rendered bimonthly, the Customer Basic Monthly Charge shall be multiplied by two. The Company may install a demand meter on existing customer premises where the customer use exceeds 3,000 kilowatt-hours in any one month.


DETERMINATION OF DEMAND

     The billing demand will be the maximum fifteen-minute demand (either kilowatts or 90 percent of the kilovolt-amperes) as determined by meter during the monthly billing period. Demands established prior to the application of this rate shall be considered as having been established under this rate.


TERM OF SERVICE

     Customers served under this rate must provide the Company with two years prior written notice before installing or allowing to be installed for its use a non-emergency generator with a nameplate capacity greater than that in place on the Customer's location as of October 1, 1993.


MISCELLANEOUS CHARGES

     The charges as shown on the schedule of Miscellaneous Charges, as applicable, shall apply to service under this rate.


TERMS AND CONDITIONS

     The schedule of Terms and Conditions, as in effect from time to time, shall apply to service under this rate to the extent that they are not inconsistent with the specific provisions of this rate.



Filed:  June _, 1997                           Effective:  Retail Access Date
Pursuant to Order in
DPU 96-100 dated December 30, 1996

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 844
                                               Sheet 1
                                               Canceling   M.D.P.U. No. 821


                              BOSTON EDISON COMPANY

                             GENERAL SERVICE RATE G-2
                             ------------------------


AVAILABILITY

     Service under this rate is available for all use at a single location where the service voltage is less than 10,000 volts and the monthly demand is equal to or greater than 10 kilowatts. Rate G-2 customers with demands less than 8 kilowatts for at least one year will be placed on Rate G-1. Rate G-2 customers with a monthly demand equal to or greater than 200 kW will be evaluated for transfer to Rate T-2. Additionally, all new customers with a monthly demand equal to or greater than 200 kW will be placed on Rate T-2.


MONTHLY CHARGE

          The Monthly Charge will be the sum of the Retail Delivery Service and the Supplier Service Charges.


DELIVERY SERVICES

     Customer Charge               $18.19
     ---------------

     Distribution/Access Charges *
     ---------------------------

                                             October - May    June - September
     Demand Charge Per kW                    -------------    ----------------
        (in excess of 10 kilowatts)          $9.43             $20.22

                                             October - May    June - September
     Energy Charge Per Delivered kWh         -------------    ----------------
        First 2,000 kWh                       6.985 cents       13.267 cents
        Next 150 hours use of the billing kW  3.795 cents        4.891 cents
        Each Additional kWh                   2.614 cents        2.919 cents

     Transmission Charge
     -------------------

                                             October - May    June - September
     Demand Charge Per kW                    -------------    ----------------
        (in excess of 10 kilowatts)          $0.87              $1.85

* includes Access Cost Adjustment Charge Per kWh of 3.510 cents


SUPPLIER SERVICES

     Standard Offer Charge (Optional)
     ---------------------

     Energy Charge Per Delivered kWh         2.800 cents

     Basic Energy Service (Optional)       As in effect per Tariff
     --------------------

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 844
                                               Sheet 2
                                               Canceling   M.D.P.U. No. 821


                              BOSTON EDISON COMPANY

                             GENERAL SERVICE RATE G-2
                             ------------------------


TRANSMISSION SERVICE COST ADJUSTMENT

     The Delivery Charges under this rate shall be adjusted from time to time to reflect changes in the FERC-approved Transmission Tariffs.


ACCESS SERVICE COST ADJUSTMENT

     The Delivery Charges under this rate shall be adjusted from time to time in the manner described in the Company's Access Cost Adjustment Provision to reflect changes occurring on or after the retail access date.


STANDARD OFFER SERVICE

     Standard Offer Service is an optional service available under this tariff for existing or new Customers who have not yet chosen a supplier other than the Company on or after the retail access date, when retail choice becomes available to all customers. A Standard Offer Service Customer will pay the Rate for Standard Offer Service set forth above in addition to the Rates for Retail Delivery Service. A customer who has selected another supplier is not eligible for Standard Offer Service.

     Standard Offer Service may be terminated by a Customer provided that notice of the change of supplier was received by the Company five (5) or more business days before the next scheduled meter read date.


BASIC SERVICE

     Any Customer who has received service at their present location from a supplier other than the Company, and does not have a current supplier, is not eligible to receive Standard Offer Energy Service. In this case, a Customer will receive Basic Energy Service from the Company in accordance with the terms and price for Basic Service as approved by the Department of Public Utilities.


MINIMUM CHARGE

     The minimum charge per month is the Customer Charge.

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 844
                                               Sheet 3
                                               Canceling   M.D.P.U. No. 821


                              BOSTON EDISON COMPANY

                             GENERAL SERVICE RATE G-2
                             ------------------------


DETERMINATION OF DEMAND

     The billing demand will be the maximum fifteen-minute demand (either kilowatts or 90 percent of the kilovolt-amperes) as determined by meter during the monthly billing period, except any demand recorded during off-peak hours will be reduced by 55 percent (see the Additional Meter Charge below).
Demands established prior to the application of this rate shall be considered as having been established under this rate.

     Separately metered outdoor lighting for recreational facilities which are owned and operated by a public authority customer of record, such as a municipality or a state agency, may utilize this rate until it is metered for Time of Use Rate T-2. For such a customer, the billing demand recorded in the billing months of June to September will be reduced by 55 percent if no use other than outdoor recreational lighting is included under this service and the lights are used only after 6 p.m.


BILLING

     In determining if a demand charge reduction is applicable, the following defines the peak and off-peak periods:

          (1) During the months of June through September, the peak period shall be the hours between 9 A.M. and 6 P.M. weekdays. During the months of October through May, the peak period shall be the hours between 8 A.M. and 9 P.M. weekdays.

          (2)  All other hours shall be off-peak including twelve
               Massachusetts holidays as follows:

               New Year's Day                      Labor Day
               Martin L. King Day                  Columbus Day
               President's Day                     Veteran's Day
               Patriot's Day                       Thanksgiving Day
               Memorial Day                        Day after Thanksgiving
               Independence Day                    Christmas Day


ADDITIONAL METER CHARGE

     The customer shall be responsible for the cost of all special metering equipment or if special metering is requested, including the cost of installation, to ascertain the necessary billing determinants under this rate.

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 844
                                               Sheet 4
                                               Canceling   M.D.P.U. No. 821


                              BOSTON EDISON COMPANY

                             GENERAL SERVICE RATE G-2
                             ------------------------


PRIMARY CREDIT

     A credit of two percent of the total bill (not including all other tariff adjustments and other Miscellaneous Charges and before deduction of the Transformer Ownership Allowance) will be made when energy is metered at the nominal voltage of 2,400 volts single phase or 4,160 volts three phase.


TRANSFORMER OWNERSHIP ALLOWANCE

     If a customer furnishes, installs, owns and maintains at his expense all the protective devices, transformers, and other equipment required, as specified by the Company upon request, the electricity so supplied will be metered by the Company at line voltage and the monthly demand charges will be reduced by 12 cents per kilowatt of demand when the demand is 75 kilowatts or more and the nominal voltage is 2,400 volts single phase or 4,160 volts three phase.


TERM OF SERVICE

     Customers served under this rate must provide the Company with two years prior written notice before installing or allowing to be installed for its use a non-emergency generator with a nameplate capacity greater than that in place on the Customer's location as of October 1, 1993.


MISCELLANEOUS CHARGES

     The charges as shown on the schedule of Miscellaneous Charges, as applicable, shall apply to service under this rate.


TERMS AND CONDITIONS

     The schedule of Terms and Conditions, as in effect from time to time, shall apply to service under this rate to the extent that they are not inconsistent with the specific provisions of this rate.



Filed:  June _, 1997                           Effective:  Retail Access Date
Pursuant to Order in
DPU 96-100 dated December 30, 1996

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 845
                                               Sheet 1
                                               Canceling   M.D.P.U. No. 822


                              BOSTON EDISON COMPANY

                             GENERAL SERVICE RATE G-3
                             ------------------------


AVAILABILITY

     Service under this rate is available for all use at a single location on contiguous private property if service is supplied to the customer and metered at 14,000 volts nominal or greater and if the customer furnishes, installs, owns and maintains at his expense all protective devices, transformers and other equipment required by the Company. Not available for resale.


MONTHLY CHARGE

          The Monthly Charge will be the sum of the Retail Delivery Service and the Supplier Service Charges.


DELIVERY SERVICES

     Customer Charge                  $237.07
     ---------------

     Distribution/Access Charges *
     ---------------------------

                                             October - May    June - September
     Demand Charge Per kW                    -------------    ----------------
                                              $7.83           $17.46

                                             October - May    June - September
     Energy Charge Per Delivered kWh         -------------    ----------------
        Peak Hours Use                         3.571 cents      4.572 cents
        Off-Peak Hours Use                     2.497 cents      2.789 cents

     Transmission Charge
     -------------------

     Demand Charge per kW               $1.02

* includes Access Cost Adjustment Charge Per kWh of 3.510 cents


SUPPLIER SERVICES

     Standard Offer Charge (Optional)
     ---------------------

     Energy Charge Per Delivered kWh             2.800 cents

     Basic Energy Service (Optional)            As in effect per Tariff
     --------------------

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 845
                                               Sheet 2
                                               Canceling   M.D.P.U. No. 822


                              BOSTON EDISON COMPANY

                             GENERAL SERVICE RATE G-3
                             ------------------------


TRANSMISSION SERVICE COST ADJUSTMENT

     The Delivery Charges under this rate shall be adjusted from time to time to reflect changes in the FERC-approved Transmission Tariffs.


ACCESS SERVICE COST ADJUSTMENT

     The Delivery Charges under this rate shall be adjusted from time to time in the manner described in the Company's Access Cost Adjustment Provision to reflect changes occurring on or after the retail access date.


STANDARD OFFER SERVICE

     Standard Offer Service is available under this tariff for existing or new Customers who have not yet chosen a supplier other than the Company on or after the retail access date, when retail choice becomes available to all customers. A Standard Offer Service Customer will pay the Rate for Standard Offer Service set forth above in addition to the Rates for Retail Delivery Service. A customer who has selected another supplier is not eligible for Standard Offer Service.

     Standard Offer Service may be terminated by a Customer provided that notice of the change of supplier was received by the Company five (5) or more business days before the next scheduled meter read date.


BASIC SERVICE

     Any Customer who has received service at their present location from a supplier other than the Company, and does not have a current supplier, is not eligible to receive Standard Offer Energy Service. In this case, a Customer will receive Basic Energy Service from the Company in accordance with the terms and price for Basic Service as approved by the Department of Public Utilities.


MINIMUM CHARGE

     The minimum charge per month is the Customer Charge.

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 845
                                               Sheet 3
                                               Canceling   M.D.P.U. No. 822


                              BOSTON EDISON COMPANY

                             GENERAL SERVICE RATE G-3
                             ------------------------


DETERMINATION OF DEMAND

     The billing demand will be the maximum fifteen-minute demand (either kilowatts or 90 percent of the kilovolt-amperes) as determined by meter during the monthly billing period, except any demand recorded during off-peak hours will be reduced by 70 percent. Demands established prior to the application of this rate shall be considered as having been established under this rate.


BILLING

     In determining if a demand charge reduction is applicable, the following defines the peak and off-peak periods:

          (1) During the months of June through September, the peak period shall be the hours between 9 A.M. and 6 P.M. weekdays. During the months of October through May, the peak period shall be the hours between 8 A.M. and 9 P.M. weekdays.

          (2)  All other hours shall be off-peak including twelve
               Massachusetts holidays as follows:

               New Year's Day                      Labor Day
               Martin L. King Day                  Columbus Day
               President's Day                     Veteran's Day
               Patriot's Day                       Thanksgiving Day
               Memorial Day                        Day after Thanksgiving
               Independence Day                    Christmas Day


TERM OF SERVICE

     Customers served under this rate must provide the Company with two years prior written notice before installing or allowing to be installed for its use a non-emergency generator with a nameplate capacity greater than that in place on the Customer's location as of October 1, 1993.


MISCELLANEOUS CHARGES

     The charges as shown on the schedule of Miscellaneous Charges, as applicable, shall apply to service under this rate.

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 845
                                               Sheet 4
                                               Canceling   M.D.P.U. No. 822


                              BOSTON EDISON COMPANY

                             GENERAL SERVICE RATE G-3
                             ------------------------


TERMS AND CONDITIONS

     The schedule of Terms and Conditions, as in effect from time to time, shall apply to service under this rate to the extent that they are not inconsistent with the specific provisions of this rate.



Filed:  June _, 1997                           Effective:  Retail Access Date
Pursuant to Order in
DPU 96-100 dated December 30, 1996

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 846
                                               Sheet 1
                                               Canceling   M.D.P.U. No. 823


                              BOSTON EDISON COMPANY

                          OPTIONAL TIME OF USE RATE T-1
                          -----------------------------


AVAILABILITY

     Service under this rate is available for all use at a single location where the monthly demand is less than 10 kilowatts. Not available for residential use.


MONTHLY CHARGE

          The Monthly Charge will be the sum of the Retail Delivery Service and the Supplier Service Charges.


DELIVERY SERVICES

     Customer Charge                $10.13
     ---------------

     Distribution/Access Charges *
     ---------------------------

                                             October - May    June - September
     Energy Charge Per Delivered kWh         -------------    ----------------
        Peak Hours Use                        10.894 cents     23.648 cents
        Off-Peak Hours Use                     2.509 cents      2.805 cents

     Transmission Charge
     -------------------

                                             October - May    June - September
     Energy Charge Per Delivered kWh         -------------    ----------------
        Peak Hours Use                         0.351 cents      0.761 cents
        Off-Peak Hours Use                     0.081 cents      0.090 cents

* includes Access Cost Adjustment Charge Per kWh of 3.510 cents


SUPPLIER SERVICES

     Standard Offer Charge (Optional)
     ---------------------

     Energy Charge Per Delivered kWh             2.800 cents

     Basic Energy Service (Optional)            As in effect per Tariff
     --------------------

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 846
                                               Sheet 2
                                               Canceling   M.D.P.U. No. 823


                              BOSTON EDISON COMPANY

                          OPTIONAL TIME OF USE RATE T-1
                          -----------------------------


TRANSMISSION SERVICE COST ADJUSTMENT

     The Delivery Charges under this rate shall be adjusted from time to time to reflect changes in the FERC-approved Transmission Tariffs.


ACCESS SERVICE COST ADJUSTMENT

     The Delivery Charges under this rate shall be adjusted from time to time in the manner described in the Company's Access Cost Adjustment Provision to reflect changes occurring on or after the retail access date.


STANDARD OFFER SERVICE

     Standard Offer Service is available under this tariff for existing or new Customers who have not yet chosen a supplier other than the Company on or after the retail access date, when retail choice becomes available to all customers. A Standard Offer Service Customer will pay the Rate for Standard Offer Service set forth above in addition to the Rates for Retail Delivery Service. For the first year after the retail access date, if the Customer has selected an energy supplier other than the Company, the Customer may elect to return to Standard Offer Service by so notifying the Company within 90 days of the date when the Customer began to purchase electricity from the other supplier. Otherwise, the Customer who has selected another supplier is not eligible for Standard Offer Service.

     Standard Offer Service may be terminated by a Customer provided that notice of the change of supplier was received by the Company five (5) or more business days before the next scheduled meter read date.


BASIC SERVICE

     Any Customer who has received service at their present location from a supplier other than the Company, and does not have a current supplier, is not eligible to receive Standard Offer Energy Service. In this case, a Customer will receive Basic Energy Service from the Company in accordance with the terms and price for Basic Service as approved by the Department of Public Utilities.


MINIMUM CHARGE

     The minimum charge per month is the Customer Charge.

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 846
                                               Sheet 3
                                               Canceling   M.D.P.U. No. 823


                              BOSTON EDISON COMPANY

                          OPTIONAL TIME OF USE RATE T-1
                          -----------------------------


BILLING PERIODS

     Two daily time periods are included in this rate as follows:

          (1) During the months of June through September, the peak period shall be the hours between 9 A.M. and 6 P.M. weekdays. During the months of October through May, the peak period shall be the hours between 8 A.M. and 9 P.M. weekdays.

          (2)  All other hours shall be off-peak including twelve
               Massachusetts holidays as follows:

               New Year's Day                      Labor Day
               Martin L. King Day                  Columbus Day
               President's Day                     Veteran's Day
               Patriot's Day                       Thanksgiving Day
               Memorial Day                        Day after Thanksgiving
               Independence Day                    Christmas Day


METER READING AND BILLING

     Bills calculated under this rate schedule are due when presented and shall be rendered monthly; however, the Company reserves the right to read meters and render bills on a bimonthly basis. When bills are rendered bimonthly, the Customer Basic Monthly Charge shall be multiplied by two. The Company may install a demand meter on a customer's premises where the customer's use exceeds 3,000 kilowatt-hours in any one month so as to evaluate the customer's load for transfer to Rate T-2.


TERM OF SERVICE

     Customers served under this rate must provide the Company with two years prior written notice before installing or allowing to be installed for its use a non-emergency generator with a nameplate capacity greater than that in place on the Customer's location as of October 1, 1993.


MISCELLANEOUS CHARGES

     The charges as shown on the schedule of Miscellaneous Charges, as applicable, shall apply to service under this rate.

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 846
                                               Sheet 4
                                               Canceling   M.D.P.U. No. 823


                              BOSTON EDISON COMPANY

                          OPTIONAL TIME OF USE RATE T-1
                          -----------------------------


TERMS AND CONDITIONS

     The schedule of Terms and Conditions, as in effect from time to time, shall apply to service under this rate to the extent that they are not inconsistent with the specific provisions of this rate.



Filed:  June _, 1997                           Effective:  Retail Access Date
Pursuant to Order in
DPU 96-100 dated December 30, 1996

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 847
                                               Sheet 1
                                               Canceling   M.D.P.U. No. 824


                              BOSTON EDISON COMPANY

                              TIME OF USE RATE T-2
                              --------------------


AVAILABILITY

     Service under this rate is available for all use at a single location where the service voltage is less than 10,000 volts and the monthly demand is greater than or equal to 10 kW. Customers with monthly demands less than 150 kW will be evaluated for transfer to Rate G-2.


MONTHLY CHARGE

          The Monthly Charge will be the sum of the Retail Delivery Service and the Supplier Service Charges.


DELIVERY SERVICES

     Customer Charge - The Customer Charge shall be based on the maximum
     ---------------   monthly billing demand in the most recent twelve
                       months and will be:

     Annual maximum billing kW less than or equal to 150               $27.77
     Annual maximum billing kW > 150 and less than or equal to 300    $114.62
     Annual maximum billing kW > 300 and less than or equal to 1000   $166.67
     Annual maximum billing kW > 1000                                 $374.57

     Distribution/Access Charges *
     ---------------------------

                                             October - May    June - September
     Demand Charge Per kW                    -------------    ----------------
                                              $9.32          $21.09

                                             October - May    June - September
     Energy Charge Per Delivered kWh         -------------    ----------------
        Peak Hours Use                         3.795 cents       4.890 cents
        Off-Peak Hours Use                     2.614 cents       2.919 cents

     Transmission Charge
     -------------------

     Demand Charge per kW           $0.98

* includes Access Cost Adjustment Charge Per kWh of 3.510 cents

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 847
                                               Sheet 2
                                               Canceling   M.D.P.U. No. 824


                              BOSTON EDISON COMPANY

                              TIME OF USE RATE T-2
                              --------------------


SUPPLIER SERVICES

     Standard Offer Charge (Optional)
     ---------------------

     Energy Charge Per Delivered kWh         2.800 cents

     Basic Energy Service (Optional)        As in effect per Tariff
     --------------------


TRANSMISSION SERVICE COST ADJUSTMENT

     The Delivery Charges under this rate shall be adjusted from time to time to reflect changes in the FERC-approved Transmission Tariffs.


ACCESS SERVICE COST ADJUSTMENT

     The Delivery Charges under this rate shall be adjusted from time to time in the manner described in the Company's Access Cost Adjustment Provision to reflect changes occurring on or after the retail access date.


STANDARD OFFER SERVICE

     Standard Offer Service is available under this tariff for existing or new Customers who have not yet chosen a supplier other than the Company on or after the retail access date, when retail choice becomes available to all customers. A Standard Offer Service Customer will pay the Rate for Standard Offer Service set forth above in addition to the Rates for Retail Delivery Service. A customer who has selected another supplier is not eligible for Standard Offer Service.

     Standard Offer Service may be terminated by a Customer provided that notice of the change of supplier was received by the Company five (5) or more business days before the next scheduled meter read date.


BASIC SERVICE

     Any Customer who has received service at their present location from a supplier other than the Company, and does not have a current supplier, is not eligible to receive Standard Offer Energy Service. In this case, a Customer will receive Basic Energy Service from the Company in accordance with the terms and price for Basic Service as approved by the Department of Public Utilities.

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 847
                                               Sheet 3
                                               Canceling   M.D.P.U. No. 824


                              BOSTON EDISON COMPANY

                              TIME OF USE RATE T-2
                              --------------------


MINIMUM CHARGE

     The minimum charge per month is the Customer Charge.


PRIMARY CREDIT

     A credit of two percent of the total bill (not including all other tariff adjustments and other Miscellaneous Charges and before deduction of the Transformer Ownership Allowance) will be made when energy is metered at the nominal voltage of 2,400 volts single phase or 4,160 volts three phase.


TRANSFORMER OWNERSHIP ALLOWANCE

     If a customer furnishes, installs, owns and maintains at his expense all the protective devices, transformers, and other equipment required, as specified by the Company upon request, the electricity so supplied will be metered by the Company at line voltage and the monthly demand charges will be reduced by 12 cents per kilowatt of demand when the demand is 75 kilowatts or more and the nominal voltage is 2,400 volts single phase or 4,160 three phase.


DETERMINATION OF DEMAND

     The billing demand will be the maximum fifteen minute demand (either kilowatts or 90 percent of the kilovolt-amperes) as determined by meter during the monthly billing period, except any demand recorded during off-peak hours will be reduced by 55 percent. Demands established prior to the application of this rate shall be considered as having been established under this rate.


BILLING

     In determining if a demand charge reduction is applicable, the following defines the peak and off-peak periods:

          (1) During the months of June through September, the peak period shall be the hours between 9 A.M. and 6 P.M. weekdays. During the months of October through May, the peak period shall be the hours between 8 A.M. and 9 P.M. weekdays.

          (2)  All other hours shall be off-peak including twelve
               Massachusetts holidays as follows:

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 847
                                               Sheet 4
                                               Canceling   M.D.P.U. No. 824


                              BOSTON EDISON COMPANY

                              TIME OF USE RATE T-2
                              --------------------


               New Year's Day                      Labor Day
               Martin L. King Day                  Columbus Day
               President's Day                     Veteran's Day
               Patriot's Day                       Thanksgiving Day
               Memorial Day                        Day after Thanksgiving
               Independence Day                    Christmas Day


TERM OF SERVICE

     Customers served under this rate must provide the Company with two years prior written notice before installing or allowing to be installed for its use a non-emergency generator with a nameplate capacity greater than that in place on the Customer's location as of October 1, 1993.


MISCELLANEOUS CHARGES

     The charges as shown on the schedule of Miscellaneous Charges, as applicable, shall apply to service under this rate.


TERMS AND CONDITIONS

     The schedule of Terms and Conditions, as in effect from time to time, shall apply to service under this rate to the extent that they are not inconsistent with the specific provisions of this rate.



Filed:  June _, 1997                           Effective:  Retail Access Date
Pursuant to Order in
DPU 96-100 dated December 30, 1996

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 848
                                               Sheet 1
                                               Canceling   M.D.P.U. No. 825


                              BOSTON EDISON COMPANY

                              RESIDENTIAL RATE R-1
                              --------------------


AVAILABILITY

     Service under this rate is available for lighting, heating and other uses in residential premises, for service in an edifice set apart exclusively for public worship, condominium common areas (per M.G.L. Chapter 164 Section 94H), and cooperative apartment common areas (per DPU 1720) excluding hotels and apartment buildings of ten or more dwelling units where the bills are not rendered by the Company directly to the individual tenants. Not available for commercial or industrial use. This rate is closed for expansion to nursing homes.


MONTHLY CHARGE

          The Monthly Charge will be the sum of the Retail Delivery Service and the Supplier Service Charges.


DELIVERY SERVICES

     Customer Charge                   $6.43
     ---------------

     Distribution/Access Charges *
     ---------------------------

     Energy Charge Per Delivered kWh    7.815 cents

     Transmission Charge
     -------------------

     Energy Charge Per kWh              0.244 cents

* includes Access Cost Adjustment Charge Per kWh of 3.510 cents


SUPPLIER SERVICES

     Standard Offer Charge (Optional)
     ---------------------

     Energy Charge Per Delivered kWh    2.800 cents

     Basic Energy Service (Optional)   As in effect per Tariff
     --------------------


TRANSMISSION SERVICE COST ADJUSTMENT

     The Delivery Charges under this rate shall be adjusted from time to time to reflect changes in the FERC-approved Transmission Tariffs.

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 848
                                               Sheet 2
                                               Canceling   M.D.P.U. No. 825


                              BOSTON EDISON COMPANY

                              RESIDENTIAL RATE R-1
                              --------------------


ACCESS SERVICE COST ADJUSTMENT

     The Delivery Charges under this rate shall be adjusted from time to time in the manner described in the Company's Access Cost Adjustment Provision to reflect changes occurring on or after the retail access date.


STANDARD OFFER SERVICE

     Standard Offer Service is available under this tariff for existing or new Customers who have not yet chosen a supplier other than the Company on or after the retail access date, when retail choice becomes available to all customers. A Standard Offer Service Customer will pay the Rate for Standard Offer Service set forth above in addition to the Rates for Retail Delivery Service. For the first year after the retail access date, if the Customer has selected an energy supplier other than the Company, the Customer may elect to return to Standard Offer Service by so notifying the Company within 90 days of the date when the Customer began to purchase electricity from the other supplier. Otherwise, the Customer who has selected another supplier is not eligible for Standard Offer Service.

     Standard Offer Service may be terminated by a Customer provided that notice of the change of supplier was received by the Company five (5) or more business days before the next scheduled meter read date.


BASIC SERVICE

     Any Customer who has received service at their present location from a supplier other than the Company, and does not have a current supplier, is not eligible to receive Standard Offer Energy Service. In this case, a Customer will receive Basic Energy Service from the Company in accordance with the terms and price for Basic Service as approved by the Department of Public Utilities.


MINIMUM CHARGE:

     The minimum charge per month is the Customer Charge.

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 848
                                               Sheet 3
                                               Canceling   M.D.P.U. No. 825


                              BOSTON EDISON COMPANY

                              RESIDENTIAL RATE R-1
                              --------------------


APARTMENTS OR MULTIPLE DWELLINGS

     In an apartment building or residential premises having more than one dwelling unit (but not more than nine), service may be rendered through a single meter, but the Customer Charge shall be multiplied by two.

     On and after the date upon which the Company receives sufficient notice from the customer that the multiple dwelling premises served is a condominium or cooperative, the customer will be entitled to receive service to common areas and facilities of the condominium or cooperative on this Rate, to the extent provided by the terms of Chapter 164, section 94H and DPU 1720, respectively.


METER READING AND BILLING

     Bills calculated under this rate schedule are payable when presented and shall be rendered monthly; however, the Company reserves the right to read meters and render bills on bimonthly basis. When bills are rendered bimonthly, the Customer Charge shall be multiplied by two.


MISCELLANEOUS CHARGES

     The charges as shown on the schedule of Miscellaneous Charges, as applicable, shall apply to service under this rate.


TERM OF CONTRACT

     The customer may terminate delivery service at any time by giving ten days' notice, provided that such termination is not made for the purpose of obtaining the advantage of this rate for periods of less than one year. If the notice is oral, the Company may notify the customer in writing that a written confirmation is required.


TERMS AND CONDITIONS

     The schedule of Terms and Conditions, as in effect from time to time, shall apply to service under this rate to the extent that they are not inconsistent with the specific provisions of this rate.



Filed:  June _, 1997                           Effective:  Retail Access Date
Pursuant to Order in
DPU 96-100 dated December 30, 1996

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 849
                                               Sheet 1
                                               Canceling   M.D.P.U. No. 826


                              BOSTON EDISON COMPANY

                             GENERAL SERVICE RATE R-2
                             ------------------------


AVAILABILITY

     Service under this rate is available for lighting, heating and other uses in residential premises only to current qualified customers in an individual private dwelling or an individual apartment, providing such customer meets the following criteria:

     1.   Must be the head of a household or principal wage earner, and

     2.   Must be presently receiving:

          (a) Supplemental Security Income from the Social Security Administration, or

          (b) Aid to Families with Dependent Children, General Relief, Refugee Assistance, Medicaid, or Food Stamps from the Massachusetts Department of Public Welfare.

          (c) Veteran's Service Benefits (G.L. c.115) from the Massachusetts Veteran Services Administration.

          (d) Low Income Heating Energy Assistance Program (LIHEAP) services from a certified Community Action Program Agency.

     It is the responsibility of the customer to certify annually, by forms provided by the Company, the continued compliance with the foregoing qualifications. Billing shall begin for service on this rate as of the billing month following the date on which the Company receives verification of eligibility from the certifying Government Agency.


MONTHLY CHARGE

          The Monthly Charge will be the sum of the Retail Delivery Service and the Supplier Service Charges.


DELIVERY SERVICES

     Customer Charge                   $3.91
     ---------------

     Distribution/Access Charges *
     ---------------------------

     Energy Charge Per Delivered kWh

          without space heating qualifying
            for Rate R-1:                      4.848 cents

          with space heating qualifying      October - May    June - September
            for Rate R-3:                    -------------    ----------------
                                               4.212 cents      5.470 cents

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 849
                                               Sheet 2
                                               Canceling   M.D.P.U. No. 826


                              BOSTON EDISON COMPANY

                             GENERAL SERVICE RATE R-2
                             ------------------------


     Transmission Charge
     -------------------

     Energy Charge Per kWh             0.242 cents

* includes Access Cost Adjustment Charge Per kWh of 3.510 cents


SUPPLIER SERVICES

     Standard Offer Charge (Optional)
     ---------------------

     Energy Charge Per Delivered kWh             2.800 cents

     Basic Energy Service (Optional)            As in effect per Tariff
     --------------------


TRANSMISSION SERVICE COST ADJUSTMENT

     The Delivery Charges under this rate shall be adjusted from time to time to reflect changes in the FERC-approved Transmission Tariffs.


ACCESS SERVICE COST ADJUSTMENT

     The Delivery Charges under this rate shall be adjusted from time to time in the manner described in the Company's Access Cost Adjustment Provision to reflect changes occurring on or after the retail access date.


STANDARD OFFER SERVICE

     Standard Offer Service is available under this tariff for existing or new Customers who have not yet chosen a supplier other than the Company on or after the retail access date, when retail choice becomes available to all customers. A Standard Offer Service Customer will pay the Rate for Standard Offer Service set forth above in addition to the Rates for Retail Delivery Service. For the first year after the retail access date, if the Customer has selected an energy supplier other than the Company, the Customer may elect to return to Standard Offer Service by so notifying the Company within 90 days of the date when the Customer began to purchase electricity from the other supplier. Otherwise, the Customer who has selected another supplier is not eligible for Standard Offer Service.

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 849
                                               Sheet 3
                                               Canceling   M.D.P.U. No. 826


                              BOSTON EDISON COMPANY

                             GENERAL SERVICE RATE R-2
                             ------------------------


     Standard Offer Service may be terminated by a Customer provided that notice of the change of supplier was received by the Company five (5) or more business days before the next scheduled meter read date.


BASIC SERVICE

     Any Customer who has received service at their present location from a supplier other than the Company, and does not have a current supplier, is not eligible to receive Standard Offer Energy Service. In this case, a Customer will receive Basic Energy Service from the Company in accordance with the terms and price for Basic Service as approved by the Department of Public Utilities.


SAFETY NET SERVICE

     The Company shall arrange to provide electric supply for low-income customers who are no longer eligible to receive Standard Offer Service and are unable to obtain or retain electric service from competitive power suppliers. Service under this provision shall be made available at prices, terms, and conditions approved by the Department. The Company shall fully recover the reasonable costs it incurs in arranging this service.


MINIMUM CHARGE

     The minimum charge per month is the Customer Charge.


METER READING AND BILLING

     Bills calculated under this rate schedule are payable when presented and shall be rendered monthly; however, the Company reserves the right to read meters and render bills on bimonthly basis. When bills are rendered bimonthly, the Customer Charge shall be multiplied by two.


TERM OF CONTRACT

     The customer may terminate delivery service at any time by giving ten days' notice, provided that such termination is not made for the purpose of obtaining the advantage of this rate for periods of less than one year. If the notice is oral, the Company may notify the customer in writing that a written confirmation is required.

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 849
                                               Sheet 4
                                               Canceling   M.D.P.U. No. 826


                              BOSTON EDISON COMPANY

                             GENERAL SERVICE RATE R-2
                             ------------------------


TERMS AND CONDITIONS

     The schedule of Terms and Conditions, as in effect from time to time, shall apply to service under this rate to the extent that they are not inconsistent with the specific provisions of this rate.



Filed:  June _, 1997                           Effective:  Retail Access Date
Pursuant to Order in
DPU 96-100 dated December 30, 1996

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 850
                                               Sheet 1
                                               Canceling   M.D.P.U. No. 827


                              BOSTON EDISON COMPANY

                             GENERAL SERVICE RATE R-3
                             ------------------------


AVAILABILITY

     Service under this rate is available for domestic uses in residential premises, for service in an edifice set apart exclusively for public worship, and condominium common areas (per M.G.L. Chapter 164 Section 94H), and cooperative apartment common areas (Per DPU 1720) with total electric water and space heating requirements, and whose electric equipment installations have been approved by the Company, excluding hotels and apartment buildings of ten or more dwelling units where the bills are not rendered by the Company directly to the individual tenants. Not available for commercial or industrial use. This rate is closed for expansion to nursing homes or master metered apartment buildings.


MONTHLY CHARGE

          The Monthly Charge will be the sum of the Retail Delivery Service and the Supplier Service Charges.


DELIVERY SERVICES

     Customer Charge                   $6.43
     ---------------

     Distribution/Access Charges *
     ---------------------------

                                             October - May    June - September
     Energy Charge Per Delivered kWh         -------------    ----------------
                                              6.759 cents       8.856 cents

     Transmission Charge
     -------------------

     Energy Charge Per kWh              0.241 cents

* includes Access Cost Adjustment Charge Per kWh of 3.510 cents


SUPPLIER SERVICES

     Standard Offer Charge (Optional)
     ---------------------

     Energy Charge Per Delivered kWh    2.800 cents

     Basic Energy Service (Optional)   As in effect per Tariff
     --------------------

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 850
                                               Sheet 2
                                               Canceling   M.D.P.U. No. 827


                              BOSTON EDISON COMPANY

                             GENERAL SERVICE RATE R-3
                             ------------------------


TRANSMISSION SERVICE COST ADJUSTMENT

     The Delivery Charges under this rate shall be adjusted from time to time to reflect changes in the FERC-approved Transmission Tariffs.


ACCESS SERVICE COST ADJUSTMENT

     The Delivery Charges under this rate shall be adjusted from time to time in the manner described in the Company's Access Cost Adjustment Provision to reflect changes occurring on or after the retail access date.


STANDARD OFFER SERVICE

     Standard Offer Service is available under this tariff for existing or new Customers who have not yet chosen a supplier other than the Company on or after the retail access date, when retail choice becomes available to all customers. A Standard Offer Service Customer will pay the Rate for Standard Offer Service set forth above in addition to the Rates for Retail Delivery Service. For the first year after the retail access date, if the Customer has selected an energy supplier other than the Company, the Customer may elect to return to Standard Offer Service by so notifying the Company within 90 days of the date when the Customer began to purchase electricity from the other supplier. Otherwise, the Customer who has selected another supplier is not eligible for Standard Offer Service.

     Standard Offer Service may be terminated by a Customer provided that notice of the change of supplier was received by the Company five (5) or more business days before the next scheduled meter read date.


BASIC SERVICE

     Any Customer who has received service at their present location from a supplier other than the Company, and does not have a current supplier, is not eligible to receive Standard Offer Energy Service. In this case, a Customer will receive Basic Energy Service from the Company in accordance with the terms and price for Basic Service as approved by the Department of Public Utilities.


MINIMUM CHARGE

     The minimum charge per month is the Customer Charge.

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 850
                                               Sheet 3
                                               Canceling   M.D.P.U. No. 827


                              BOSTON EDISON COMPANY

                             GENERAL SERVICE RATE R-3
                             ------------------------


APARTMENTS OR MULTIPLE DWELLINGS

     In an apartment building or residential premises having more than one dwelling unit (but not more than nine), service may be rendered through a single meter, but the Customer Charge shall be multiplied by two.

     On and after the date upon which the Company receives sufficient notice from the customer that the multiple dwelling premises served is a condominium or cooperative, the customer will be entitled to receive service to common areas and facilities of the condominium or cooperative on this Rate, to the extent provided by the terms of Chapter 164, section 94H and DPU 1720, respectively.


METER READING AND BILLING

     Bills calculated under this rate schedule are payable when presented and shall be rendered monthly; however, the Company reserves the right to read meters and render bills on bimonthly basis. When bills are rendered bimonthly, the Customer Charge shall be multiplied by two.


MISCELLANEOUS CHARGES

     The charges as shown on the schedule of Miscellaneous Charges shall apply to service under this rate.


TERM OF CONTRACT

     The customer may terminate delivery service at any time by giving ten days' notice, provided that such termination is not made for the purpose of obtaining the advantage of this rate for periods of less than one year. If the notice is oral, the Company may notify the customer in writing that a written confirmation is required.


TERMS AND CONDITIONS

     The schedule of Terms and Conditions, as in effect from time to time, shall apply to service under this rate to the extent that they are not inconsistent with the specific provisions of this rate.



Filed:  June _, 1997                           Effective:  Retail Access Date
Pursuant to Order in
DPU 96-100 dated December 30, 1996

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 851
                                               Sheet 1
                                               Canceling   M.D.P.U. No. 828


                              BOSTON EDISON COMPANY

                     OPTIONAL RESIDENCE TIME OF USE RATE R-4
                     ---------------------------------------


AVAILABILITY

     Service under this rate is available for lighting, heating and other uses in single dwelling unit premises and apartments (single phase service), for service in an edifice set apart exclusively for public worship and for condominium common areas served at secondary voltages. Not available for commercial or industrial use.


MONTHLY CHARGE

          The Monthly Charge will be the sum of the Retail Delivery Service and the Supplier Service Charges.


DELIVERY SERVICES

     Customer Charge                   $9.99

     Distribution/Access Charges *
     ---------------------------

                                             October - May    June - September
     Energy Charge Per Delivered kWh         -------------    ----------------
        Peak Hours Use                        12.618 cents      28.635 cents
        Off-Peak Hours Use                     2.707 cents       3.013 cents

     Transmission Charge
     -------------------

     Energy Charge Per kWh              0.242 cents

* includes Access Cost Adjustment Charge Per kWh of 3.510 cents


SUPPLIER SERVICES

     Standard Offer Charge (Optional)
     ---------------------

     Energy Charge Per Delivered kWh    2.800 cents

     Basic Energy Service (Optional)   As in effect per Tariff
     --------------------


TRANSMISSION SERVICE COST ADJUSTMENT

     The Delivery Charges under this rate shall be adjusted from time to time to reflect changes in the FERC-approved Transmission Tariffs.

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 851
                                               Sheet 2
                                               Canceling   M.D.P.U. No. 828


                              BOSTON EDISON COMPANY

                     OPTIONAL RESIDENCE TIME OF USE RATE R-4
                     ---------------------------------------


ACCESS SERVICE COST ADJUSTMENT

     The Delivery Charges under this rate shall be adjusted from time to time in the manner described in the Company's Access Cost Adjustment Provision to reflect changes occurring on or after the retail access date.


STANDARD OFFER SERVICE

     Standard Offer Service is available under this tariff for existing or new Customers who have not yet chosen a supplier other than the Company on or after the retail access date, when retail choice becomes available to all customers. A Standard Offer Service Customer will pay the Rate for Standard Offer Service set forth above in addition to the Rates for Retail Delivery Service. For the first year after the retail access date, if the Customer has selected an energy supplier other than the Company, the Customer may elect to return to Standard Offer Service by so notifying the Company within 90 days of the date when the Customer began to purchase electricity from the other supplier. Otherwise, the Customer who has selected another supplier is not eligible for Standard Offer Service.

     Standard Offer Service may be terminated by a Customer provided that notice of the change of supplier was received by the Company five (5) or more business days before the next scheduled meter read date.


BASIC SERVICE

     Any Customer who has received service at their present location from a supplier other than the Company, and does not have a current supplier, is not eligible to receive Standard Offer Energy Service. In this case, a Customer will receive Basic Energy Service from the Company in accordance with the terms and price for Basic Service as approved by the Department of Public Utilities.


MINIMUM CHARGE

     The minimum charge per month is the Customer Charge.


BILLING PERIODS

     Two daily time periods are included in this rate as follows:

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 851
                                               Sheet 3
                                               Canceling   M.D.P.U. No. 828


                              BOSTON EDISON COMPANY

                     OPTIONAL RESIDENCE TIME OF USE RATE R-4
                     ---------------------------------------


          (1) During the months of June through September, the peak period shall be the hours between 9 A.M. and 6 P.M. weekdays. During the months of October through May, the peak period shall be the hours between 8 A.M. and 9 P.M. weekdays.

          (2)  All other hours shall be off-peak including twelve
               Massachusetts holidays as follows:

               New Year's Day                      Labor Day
               Martin L. King Day                  Columbus Day
               President's Day                     Veteran's Day
               Patriot's Day                       Thanksgiving Day
               Memorial Day                        Day after Thanksgiving
               Independence Day                    Christmas Day


METER READING AND BILLING

     Bills calculated under this rate schedule are payable when presented and shall be rendered monthly.


TERM OF CONTRACT

     Customer may terminate delivery service at any time by giving ten days' notice provided that such termination is not made for the purpose of obtaining the advantage of this rate for periods of less than one year. If the notice is oral, the Company may notify the customer in writing that a written confirmation is required.


TERMS AND CONDITIONS

     The schedule of Terms and Conditions, as in effect from time to time, shall apply to service under this rate to the extent that they are not inconsistent with the specific provisions of this rate.



Filed:  June _, 1997                           Effective:  Retail Access Date
Pursuant to Order in
DPU 96-100 dated December 30, 1996

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
                                               M.D.P.U. No. 852
                                               Sheet 1
                                               Canceling   M.D.P.U. No. 829A


                              BOSTON EDISON COMPANY

                             STREETLIGHTING RATE S-1
                             -----------------------


AVAILABILITY

     Service under this rate is available for Street and Fire-Alarm Lighting Service in the Public Way. For lighting service on private property refer to Rate S-3.


RATE

                              STREET LIGHTING SERVICE

                                            Unit Charge Per Month for
                                      Standard 4200-hour Lighting Schedule
   Size of Lamp     Luminaire               O.H. Connected - Class I
Lumens       Watts   Type             Distribution/Access     Transmission
------       -----   ----             -------------------     ------------

Incandescent Lamps
     1,000     87    Open                    $7.85               $0.08
     2,500    176    Open                     9.57                0.10
     2,500    176    Enclosed                 9.57                0.10
     4,000    274    Enclosed                11.47                0.12
     6,000    376    Enclosed                13.47                0.14
    10,000    577    Enclosed                17.24                0.18
    15,000    855    Enclosed                22.53                0.23
  2- 2,500           Enclosed, Twin          19.15                0.20
  2- 4,000           Enclosed, Twin          22.96                0.24
  2- 6,000           Enclosed, Twin          26.93                0.28
  2-10,000           Enclosed, Twin          34.49                0.36
  2-15,000           Enclosed, Twin          45.05                0.47

Mercury Vapor Lamps
     3,500    100    Enclosed                $8.80               $0.09
     7,000    175    Enclosed                10.43                0.11
    11,000    250    Enclosed                12.07                0.13
    20,000    400    Enclosed                15.48                0.16
    35,000    700    Enclosed                23.28                0.24
  2- 3,500           Enclosed, Twin          17.61                0.18
  2- 7,000           Enclosed, Twin          20.85                0.22
  2-11,000           Enclosed, Twin          24.13                0.25
  2-20,000           Enclosed, Twin          30.94                0.32
  2-35,000           Enclosed, Twin          46.55                0.48

High Pressure Sodium Vapor Lamps
     2,150     35    Enclosed                $6.98               $0.07
     4,000     50    Enclosed                 7.36                0.08
     9,500    100    Enclosed                 8.53                0.09
    16,000    150    Enclosed                 9.64                0.10
    25,000    250    Enclosed                12.40                0.13
    45,000    400    Enclosed                16.06                0.17

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
                                               M.D.P.U. No. 852
                                               Sheet 2
                                               Canceling   M.D.P.U. No. 829A


                              BOSTON EDISON COMPANY

                             STREETLIGHTING RATE S-1
                             -----------------------


  2- 2,150           Enclosed, Twin         $13.96               $0.14
  2- 4,000           Enclosed, Twin          14.72                0.15
  2- 9,500           Enclosed, Twin          17.07                0.18
  2-16,000           Enclosed, Twin          19.28                0.20
  2-25,000           Enclosed, Twin          24.81                0.26
  2-45,000           Enclosed, Twin          32.13                0.33

                                           Unit Charge Per Month for
                                      Standard 4200-hour Lighting Schedule
   Size of Lamp      Luminaire             O.H. Connected - Class II
Lumens       Watts   Type             Distribution/Access     Transmission
------       -----   ----             -------------------     ------------

Incandescent Lamps
     1,000     87    Open                   $12.59               $0.08
     2,500    176    Open                    14.31                0.10
     2,500    176    Enclosed                14.31                0.10
     4,000    274    Enclosed                16.21                0.12
     6,000    376    Enclosed                18.20                0.14
    10,000    577    Enclosed                21.98                0.18
    15,000    855    Enclosed                27.26                0.23
  2- 2,500           Enclosed, Twin          23.89                0.20
  2- 4,000           Enclosed, Twin          27.69                0.24
  2- 6,000           Enclosed, Twin          31.67                0.28
  2-10,000           Enclosed, Twin          39.22                0.36
  2-15,000           Enclosed, Twin          49.79                0.47

Mercury Vapor Lamps
     3,500    100    Enclosed               $13.54               $0.09
     7,000    175    Enclosed                15.16                0.11
    11,000    250    Enclosed                16.80                0.13
    20,000    400    Enclosed                20.21                0.16
    35,000    700    Enclosed                28.02                0.24
  2- 3,500           Enclosed, Twin          22.35                0.18
  2- 7,000           Enclosed, Twin          25.59                0.22
  2-11,000           Enclosed, Twin          28.87                0.25
  2-20,000           Enclosed, Twin          35.68                0.32
  2-35,000           Enclosed, Twin          51.28                0.48

High Pressure Sodium Vapor Lamps
     2,150     35    Enclosed               $11.72               $0.07
     4,000     50    Enclosed                12.10                0.08
     9,500    100    Enclosed                13.27                0.09
    16,000    150    Enclosed                14.38                0.10
    25,000    250    Enclosed                17.14                0.13
    45,000    400    Enclosed                20.80                0.17
  2- 2,150           Enclosed, Twin          18.69                0.14
  2- 4,000           Enclosed, Twin          19.46                0.15
  2- 9,500           Enclosed, Twin          21.81                0.18

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
                                               M.D.P.U. No. 852
                                               Sheet 3
                                               Canceling   M.D.P.U. No. 829A


                              BOSTON EDISON COMPANY

                             STREETLIGHTING RATE S-1
                             -----------------------


  2-16,000           Enclosed, Twin         $24.01               $0.20
  2-25,000           Enclosed, Twin          29.55                0.26
  2-45,000           Enclosed, Twin          36.86                0.33

                                           Unit Charge Per Month for
                                      Standard 4200-hour Lighting Schedule
   Size of Lamp      Luminaire             O.H. Connected - Class III
Lumens       Watts   Type             Distribution/Access     Transmission
------       -----   ----             -------------------     ------------

Incandescent Lamps
     1,000     87    Open                   $14.48               $0.08
     2,500    176    Open                    16.20                0.10
     2,500    176    Enclosed                16.20                0.10
     4,000    274    Enclosed                18.11                0.12
     6,000    376    Enclosed                20.10                0.14
    10,000    577    Enclosed                23.88                0.18
    15,000    855    Enclosed                29.16                0.23
  2- 2,500           Enclosed, Twin          25.78                0.20
  2- 4,000           Enclosed, Twin          29.59                0.24
  2- 6,000           Enclosed, Twin          33.57                0.28
  2-10,000           Enclosed, Twin          41.12                0.36
  2-15,000           Enclosed, Twin          51.68                0.47

Mercury Vapor Lamps
     3,500    100    Enclosed               $15.43               $0.09
     7,000    175    Enclosed                17.06                0.11
    11,000    250    Enclosed                18.70                0.13
    20,000    400    Enclosed                22.11                0.16
    35,000    700    Enclosed                29.91                0.24
  2- 3,500           Enclosed, Twin          24.24                0.18
  2- 7,000           Enclosed, Twin          27.48                0.22
  2-11,000           Enclosed, Twin          30.76                0.25
  2-20,000           Enclosed, Twin          37.57                0.32
  2-35,000           Enclosed, Twin          53.18                0.48

High Pressure Sodium Vapor Lamps
     2,150     35    Enclosed               $13.61               $0.07
     4,000     50    Enclosed                13.99                0.08
     9,500    100    Enclosed                15.16                0.09
    16,000    150    Enclosed                16.27                0.10
    25,000    250    Enclosed                19.03                0.13
    45,000    400    Enclosed                22.69                0.17
  2- 2,150           Enclosed, Twin          20.59                0.14
  2- 4,000           Enclosed, Twin          21.36                0.15
  2- 9,500           Enclosed, Twin          23.70                0.18
  2-16,000           Enclosed, Twin          25.91                0.20
  2-25,000           Enclosed, Twin          31.45                0.26
  2-45,000           Enclosed, Twin          38.76                0.33

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 852
                                               Sheet 4
                                               Canceling   M.D.P.U. No. 829A


                              BOSTON EDISON COMPANY

                             STREETLIGHTING RATE S-1
                             -----------------------


                                            Unit Charge Per Month for
                                      Standard 4200-hour Lighting Schedule
   Size of Lamp      Luminaire              U.G. Connected - Class V
Lumens       Watts   Type             Distribution/Access     Transmission
------       -----   ----             -------------------     ------------

Incandescent Lamps
     1,000     87    Open                   $23.96               $0.08
     2,500    176    Open                    25.68                0.10
     2,500    176    Enclosed                25.68                0.10
     4,000    274    Enclosed                27.58                0.12
     6,000    376    Enclosed                29.57                0.14
    10,000    577    Enclosed                33.35                0.18
    15,000    855    Enclosed                38.63                0.23
  2- 2,500           Enclosed, Twin          35.26                0.20
  2- 4,000           Enclosed, Twin          39.06                0.24
  2- 6,000           Enclosed, Twin          43.04                0.28
  2-10,000           Enclosed, Twin          50.59                0.36
  2-15,000           Enclosed, Twin          61.16                0.47

Mercury Vapor Lamps
     3,500    100    Enclosed               $24.91               $0.09
     7,000    175    Enclosed                26.53                0.11
    11,000    250    Enclosed                28.17                0.13
    20,000    400    Enclosed                31.58                0.16
    35,000    700    Enclosed                39.38                0.24
  2- 3,500           Enclosed, Twin          33.72                0.18
  2- 7,000           Enclosed, Twin          36.96                0.22
  2-11,000           Enclosed, Twin          40.24                0.25
  2-20,000           Enclosed, Twin          47.05                0.32
  2-35,000           Enclosed, Twin          62.65                0.48

High Pressure Sodium Vapor Lamps
     2,150     35    Enclosed               $23.08               $0.07
     4,000     50    Enclosed                23.47                0.08
     9,500    100    Enclosed                24.64                0.09
    16,000    150    Enclosed                25.75                0.10
    25,000    250    Enclosed                28.51                0.13
    45,000    400    Enclosed                32.17                0.17
  2- 2,150           Enclosed, Twin          30.06                0.14
  2- 4,000           Enclosed, Twin          30.83                0.15
  2- 9,500           Enclosed, Twin          33.17                0.18
  2-16,000           Enclosed, Twin          35.38                0.20
  2-25,000           Enclosed, Twin          40.92                0.26
  2-45,000           Enclosed, Twin          48.23                0.33

     Note 1: The above charges are based on the use of the Company's standard bracket of not over 6 feet in length. A standard twelve foot bracket will be supplied,

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
                                               M.D.P.U. No. 852
                                               Sheet 5
                                               Canceling   M.D.P.U. No. 829A


                              BOSTON EDISON COMPANY

                             STREETLIGHTING RATE S-1
                             -----------------------


                where requested by the Customer, at an additional monthly charge of $0.54 per month.

     Note 2: The above charges for Rate Classes III and V are based on concrete post installations for standard mounting heights of up to 30 feet. For installations utilizing either aluminum posts or nonstandard mounting heights of greater than 30 feet, an additional charge of $3.86 shall be added to the Class III and Class V monthly charges.

     Note 3: Incandescent lamps will not be supplied hereunder for new installations, but only for replacement of existing lamps.

     Note 4: The 45,000 lumen lamps are not recommended for mounting heights of less than 30 feet.


OVERHEAD-CONNECTED STREET LIGHTING UNITS

Class I All overhead-connected lighting units except those in Classes II or III.

Class II All overhead-connected lighting units installed with non-line poles.

Class III   All overhead-connected lighting units installed with lampposts.


UNDERGROUND-CONNECTED STREET LIGHTING UNITS

Class V All existing underground-connected lighting units or modernization of existing units.

Standard Offer Charge (Optional)
---------------------

Energy Charge Per Delivered kWh             2.800 cents

Basic Energy Service (Optional)            As in effect per Tariff
--------------------


                           FIRE-ALARM LIGHTING SERVICE

                                                        Unit Charge per Month
Size of Lamp   Lighting Schedule      Class       Distribution/Access   Transmission
------------   -----------------      -----       -------------------   ------------
600 Lumen      8,760 hours per year   Class VI           $4.21             $0.04
                                      Class VII          $7.35             $0.04

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 852
                                               Sheet 6
                                               Canceling   M.D.P.U. No. 829A


                              BOSTON EDISON COMPANY

                             STREETLIGHTING RATE S-1
                             -----------------------


Class VI    Overhead-connected fire-alarm luminaires.

Class VII   Underground-connected fire-alarm luminaires.

     Fire-alarm luminaires are installed and owned by the Company on customer-owned fire-alarm posts or on Company-owned fixtures carried on poles. Colored fire-alarm globes or domes are installed and maintained at the customer's expense.

Standard Offer Charge (Optional)
---------------------

Energy Charge Per Delivered kWh             2.800 cents

Basic Energy Service (Optional)            As in effect per Tariff
--------------------


TRANSMISSION SERVICE COST ADJUSTMENT

     The Delivery Charges under this rate shall be adjusted from time to time to reflect changes in the FERC-approved Transmission Tariffs.


ACCESS SERVICE COST ADJUSTMENT

     The Delivery Charges under this rate shall be adjusted from time to time in the manner described in the Company's Access Cost Adjustment Provision to reflect changes occurring on or after the retail access date.


STANDARD OFFER SERVICE

     Standard Offer Service is available under this tariff for existing or new Customers who have not yet chosen a supplier other than the Company on or after the retail access date, when retail choice becomes available to all customers. A Standard Offer Service Customer will pay the Rate for Standard Offer Service set forth above in addition to the Rates for Retail Delivery Service. A customer who has selected another supplier is not eligible for Standard Offer Service.

     Standard Offer Service may be terminated by a Customer provided that notice of the change of supplier was received by the Company five (5) or more business days before the next scheduled meter read date.

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
                                               M.D.P.U. No. 852
                                               Sheet 7
                                               Canceling   M.D.P.U. No. 829A


                              BOSTON EDISON COMPANY

                             STREETLIGHTING RATE S-1
                             -----------------------


BASIC SERVICE

     Any Customer who has received service at their present location from a supplier other than the Company, and does not have a current supplier, is not eligible to receive Standard Offer Service. In this case, a Customer will receive Basic Service from the Company in accordance with the terms and price for Basic Service as approved by the Department of Public Utilities.


SERVICE FACILITIES

     Under this rate the Company will furnish, install, own, and maintain street lighting facilities and fire alarm lighting units on public streets. Service for non-standard lighting units is available in accordance with the provisions of Rate S-2. Service for other public or private property is available in accordance with the provisions of Rate S-3.

     It is the Company's policy to offer a wide range of industry accepted energy efficient streetlights. In cases where a city/town requests additions to the Company's existing schedule of streetlights, the Company will:
1) evaluate the market potential of the streetlight to assure there is adequate interest to meet minimum ordering requirements, 2) determine the technical merit and feasibility of the proposed addition to the existing schedule, and 3) share the costs of 1 and 2 with the proponents of the change. Any suggested changes to the schedule arising from the proposal will be subject to DPU review and approval. The Company reserves the right to withdraw this policy if the number of requests exceed the Company's resources available to provide 1 and 2 above.

     For new overhead-connected services, the Company will provide a standard lighting unit and a single span of overhead secondary wire if such span is necessary. All other construction costs will be undertaken, solely at customer expense.

     For new underground-connected services, the Company will provide a standard lighting unit and a single section of underground secondary cable from the service manhole. All other construction, including the installation of conduit and manhole breaks, modifications to the service manhole, extensions of the existing distribution system to the service manhole, and all paving, will be undertaken solely at customer expense.


GENERAL CONDITIONS

     If a customer requests a change to a unit less than twenty-five years old, the customer will pay a charge equal to the cost of the change multiplied by the ratio of the number of years remaining until the existing installation would be in service twenty-five years divided by twenty-five. For changes to a portion of an individual street, or the entire street, or all lighting units

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
                                               M.D.P.U. No. 852
                                               Sheet 8
                                               Canceling   M.D.P.U. No. 829A


                              BOSTON EDISON COMPANY

                             STREETLIGHTING RATE S-1
                             -----------------------


provided under this rate, the Company will determine the age on the basis of the average age of all units to be changed. During any calendar year, the remaining portion of the costs will be assumed by the Company up to a limit of ten percent of the prior calendar year's revenue from the customer, exclusive of the fuel and purchased power adjustment. Once the limit is exceeded, all costs of changes for the remainder of the calendar year will be paid by the customer.

     Customer requests to relocate lighting units, regardless of age, will be provided solely at customer expense. Alternatively, the customer may also terminate service at the old location and apply for new service.

     If a street light installation in a Company approved Underground Residential Development (URD) area was made prior to October 31, 1992 an allowance of $2.02 per month will be made from the Class V unit charge contained herein.

     If the Metropolitan District Commission, has furnished and installed a lamppost and a bracket acceptable to the Company and continues to own and maintain such installation, pursuant to order in DPU 14132, an allowance of $2.04 per month will be made from the Class V unit charges.


OUTAGE ALLOWANCE

     A deduction for lamps not lighted during the hours called for by the existing street lighting schedule applying thereto will be made at the rate of 1.3 cents per lamp hour on all lamps smaller than 10,000 lumens, and at the rate of 3.1 cents per lamp hour on all other lamps.


BILLING

     All bills calculated under this rate schedule are due when presented and shall be rendered monthly. Billing kilowatthours include lamp wattage plus accessory wattage.


TERM OF CONTRACT

     Lighting units are installed by the Company for use at this rate on the basis of permanent service. The Company or the customer may terminate permanent delivery service by giving at least ninety (90) days notice in writing. If the customer desires to remove Company-owned installations without replacement by the Company, the customer will pay to the Company, the portion of the installation cost (current costs trended to the date of installation) determined by the ratio of: (1) Twenty-five years minus the age of such installation to (2) Twenty-five years. The customer will also pay the cost of removal of such installation. If temporary service is desired, the

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
                                               M.D.P.U. No. 852
                                               Sheet 9
                                               Canceling   M.D.P.U. No. 829A


                              BOSTON EDISON COMPANY

                             STREETLIGHTING RATE S-1
                             -----------------------


customer will be required to pay the cost of installation and removal and in such case the customer may terminate service by giving ten days' notice in writing.


TERMS AND CONDITIONS

     The schedule of Terms and Conditions, as in effect from time to time, shall apply to service under this rate to the extent that they are not inconsistent with the specific provisions of this rate.



Filed:  June _, 1997                           Effective:  Retail Access Date
Pursuant to Order in
DPU 96-100 dated December 30, 1996

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 853
                                               Sheet 1
                                               Canceling   M.D.P.U. No. 830


                              BOSTON EDISON COMPANY

                         STREET LIGHTING ENERGY RATE S-2
                         -------------------------------


AVAILABILITY

     Service under this rate is available to the public authorities, such as municipalities, State and Federal agencies, for the operation of a public street, park or highway lighting system, owned, operated and maintained by such agencies, on a standard 4,200 hour per year dusk-to-dawn lighting schedule; and for the operation of fire alarm lighting service and traffic signals. Not available for lighting service on private property nor for commercial, industrial or residential use.


RATE

          The Monthly Charge will be the sum of the Retail Delivery Service and the Supplier Service Charges.


DELIVERY SERVICES

     Customer Charge                   $8.02
     ---------------

     Distribution/Access Charges *
     ---------------------------

     Energy Charge Per Delivered kWh    6.001 cents

     Transmission Charge
     -------------------

     Energy Charge Per kWh              0.162 cents

* includes Access Cost Adjustment Charge Per kWh of 3.510 cents


SUPPLIER SERVICES

     Standard Offer Charge (Optional)
     ---------------------

     Energy Charge Per Delivered kWh         2.800 cents

     Basic Energy Service (Optional)        As in effect per Tariff
     --------------------


TRANSMISSION SERVICE COST ADJUSTMENT

     The Delivery Charges under this rate shall be adjusted from time to time to reflect changes in the FERC-approved Transmission Tariffs.

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
                                               M.D.P.U. No. 853
                                               Sheet 2
                                               Canceling   M.D.P.U. No. 830


                              BOSTON EDISON COMPANY

                         STREET LIGHTING ENERGY RATE S-2
                         -------------------------------


ACCESS SERVICE COST ADJUSTMENT

     The Delivery Charges under this rate shall be adjusted from time to time in the manner described in the Company's Access Cost Adjustment Provision to reflect changes occurring on or after the retail access date.


STANDARD OFFER SERVICE

     Standard Offer Service is available under this tariff for existing or new Customers who have not yet chosen a supplier other than the Company on or after the retail access date, when retail choice becomes available to all customers. A Standard Offer Service Customer will pay the Rate for Standard Offer Service set forth above in addition to the Rates for Retail Delivery Service. A customer who has selected another supplier is not eligible for Standard Offer Service.

     Standard Offer Service may be terminated by a Customer provided that notice of the change of supplier was received by the Company five (5) or more business days before the next scheduled meter read date.


BASIC SERVICE

     Any Customer who has received service at their present location from a supplier other than the Company, and does not have a current supplier, is not eligible to receive Standard Offer Energy Service. In this case, a Customer will receive Basic Energy Service from the Company in accordance with the terms and price for Basic Service as approved by the Department of Public Utilities.


MINIMUM CHARGE

     The minimum charge per month is the Customer Charge.


METER READING AND BILLING

     Bills calculated under this rate schedule are due when presented and shall be rendered monthly; however, the Company reserves the right to read meters and render bills on a bimonthly basis. When bills are rendered bimonthly, the Customer Charge shall be multiplied by two.

     In a case in which it is not practicable to determine by meter the kilowatt-hours supplied, the charge for the kilowatt-hours supplied in any month shall be determined on the basis of the

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
                                               M.D.P.U. No. 853
                                               Sheet 3
                                               Canceling   M.D.P.U. No. 830


                              BOSTON EDISON COMPANY

                         STREET LIGHTING ENERGY RATE S-2
                         -------------------------------


rated wattage of the light sources and auxiliaries connected at the beginning of the month multiplied by the average monthly burning hours of a standard 4,200 hours per year dusk-to-dawn street lighting schedule. The Company shall have the right to inspect and make tests of the customer's equipment in connection with the determination of wattage and operating period for billing purposes. The customer shall give the Company prior written notice of changes in the wattage and operating period of installed equipment.

     If in the case of unmetered service, the standard 4,200 hours per year dusk-to-dawn street lighting schedule is being exceeded, as is commonly the case with a fire alarm unit, the charge for the kilowatt-hours supplied in any month shall be determined on the basis of the rated wattage of the light sources and auxiliaries connected at the beginning of the month multiplied by the average monthly burning hours of an 8,760 hours per year lighting schedule, unless a determination of an operating period of shorter duration is made by the Company, in which case the average monthly burning hours of such annual lighting schedule (minimum of 4,200 hours per year) shall be substituted for the 8,760 hours per year lighting schedule.

     The Company reserves the right of final determination of wattage and operating period for unmetered loads.


SERVICE FACILITIES

     The Company will furnish, own, install and maintain the cable system in the public way and up to two feet beyond the edge of the public way. The Company will own and maintain such other facilities that are required to supply electric service in the public way and up to two feet of cable and conduit beyond the edge of the public way. All facilities from beyond this point two feet off of the public way to the metering location will be furnished, owned, installed, and maintained by the customer except for the cable. This cable will be furnished, installed and maintained by the Company to the first junction point at customer expense and owned by the customer. The customer will furnish, own, install, and maintain any facilities beyond the first junction point.

     The Company will furnish and install the public way portion plus two feet beyond of a single section of secondary cables from the service manhole or pole to the junction point on the basis of the anticipated revenue, exclusive of fuel and purchased power adjustment and other adjustment tariffs. All other costs of construction including extensions of the existing distribution system to the service manhole or pole, the installation of any conduit, manhole breaks, modifications to the service manhole or pole, and paving will be provided solely at the expense of the customer.

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 853
                                               Sheet 4
                                               Canceling   M.D.P.U. No. 830


                              BOSTON EDISON COMPANY

                         STREET LIGHTING ENERGY RATE S-2
                         -------------------------------


GENERAL CONDITIONS

     (1) Customer shall plainly mark customer-owned street lighting lamppost for the purpose of ownership identification.

     (2) A meter will be required on all installations for traffic signals if more than one lamppost is connected after October 17, 1975.

     (3) If an installation of customer-owned street lights requires the removal of Boston Edison Company-owned street lighting units less than 25 years old, the provisions for Term of Contract in Rate S-1, as it exists from time to time, shall apply.

     (4) Street Lighting Service shall not be furnished under both Rate S-1 and Rate S-2 in the same area. An area may be defined as follows:
          (A) Service locations on public ways which may be shown to be within the lines of a geometric figure. These lines will be other public ways. (B) An adjoining portion of a public way which may be shown within the lines of a geometric figure.

     (5) The Company may at its option for situations in which Rate S-1 and Rate S-2 are served within the same area, correct the situation by transferring the Rate S-1 units to Rate S-2.

     (6) The customer shall pay all construction costs for the relocation, replacement, or substitution of existing service associated with the replacement or modification of existing customer-owned lighting systems

     (7) The customer will furnish, install, and maintain a suitable enclosure for housing the Company's metering equipment as well as a suitable switching or disconnecting device in accordance with the Company's standard practices as adopted from time to time.


TERM OF CONTRACT

     As specified in agreement for service. Customer may terminate delivery service on or after the expiration of such specified term of service by giving at least ninety (90) days notice in writing.


TERMS AND CONDITIONS

     The schedule of Terms and Conditions, as in effect from time to time, shall apply to service under this rate to the extent that they are not inconsistent with the specific provisions of this rate.



Filed:  June _, 1997                           Effective:  Retail Access Date
Pursuant to Order in
DPU 96-100 dated December 30, 1996

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 854
                                               Sheet 1
                                               Canceling   M.D.P.U. No. 831


                              BOSTON EDISON COMPANY

                            OUTDOOR LIGHTING RATE S-3
                            -------------------------


AVAILABILITY

     Service under this rate is available to any customer for outdoor lighting and floodlighting service.


RATE

                                                        Rate Per Lamp                   Per Month
                                       Billing     Installation     "A"        Installation     "B"
                                       kWh      --------------------------  --------------------------
                        Size of Lamp   / Month  Distribution                Distribution
Service  Type          Lumens   Watts  / Lamp     /Access     Transmission    /Access     Transmission
-------  ----          ------   -----  ------     -------     ------------    -------     ------------
Area     Mercury        7,000     175      75      $10.78        $0.17        $15.70         $0.17
Area     Mercury       20,000     400     161       15.98         0.25         20.90          0.25
Area     H. P. Sodium   9,500     100      41        8.82         0.14         13.74          0.14
Area     H. P. Sodium  16,000     150      61        9.96         0.16         14.88          0.16
Area     H. P. Sodium  25,000     250     103       12.82         0.20         17.74          0.20

Flood    Mercury       20,000     400     161      $16.39        $0.26        $21.31         $0.26
Flood    Mercury       60,000   1,000     389       23.90         0.37         28.82          0.37
Flood    H.P. Sodium   25,000     250     103       13.36         0.21         18.28          0.21
Flood    H.P. Sodium   45,000     400     164       16.99         0.27         21.91          0.27

Installation "A"       Lighting service supplied under this rate shall be
                       installed on an existing approved Company pole or post carrying utilization voltage. The Company at its option may approve other structures supplied by the customer.

Installation "B"       The Company will furnish, install and maintain one
                       pole and section of secondary wire not to exceed 150 feet for lighting service supplied under this rate.

Standard Offer Charge (Optional)
---------------------

Energy Charge Per Delivered kWh              2.800 cents

Basic Energy Service (Optional)             As in effect per Tariff
--------------------


TRANSMISSION SERVICE COST ADJUSTMENT

     The Delivery Charges under this rate shall be adjusted from time to time to reflect changes in the FERC-approved Transmission Tariffs.

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 854
                                               Sheet 2
                                               Canceling   M.D.P.U. No. 831


                              BOSTON EDISON COMPANY

                            OUTDOOR LIGHTING RATE S-3
                            -------------------------


ACCESS SERVICE COST ADJUSTMENT

     The Delivery Charges under this rate shall be adjusted from time to time in the manner described in the Company's Access Cost Adjustment Provision to reflect changes occurring on or after the retail access date.


STANDARD OFFER SERVICE

     Standard Offer Service is available under this tariff for existing or new Customers who have not yet chosen a supplier other than the Company on or after the retail access date, when retail choice becomes available to all customers. A Standard Offer Service Customer will pay the Rate for Standard Offer Service set forth above in addition to the Rates for Retail Delivery Service. A customer who has selected another supplier is not eligible for Standard Offer Service.

     Standard Offer Service may be terminated by a Customer provided that notice of the change of supplier was received by the Company five (5) or more business days before the next scheduled meter read date.


BASIC SERVICE

     Any Customer who has received service at their present location from a supplier other than the Company, and does not have a current supplier, is not eligible to receive Standard Offer Service. In this case, a Customer will receive Basic Service from the Company in accordance with the terms and price for Basic Service as approved by the Department of Public Utilities.


GENERAL CONDITIONS

     (1) The Company will furnish, install and maintain the lamps, luminaires, brackets and photoelectric controls and will supply electric service to operate the lamps.

     (2) Lamps will be operated by photoelectric control, with hours of operation aggregating approximately 4,200 hours per year, from dusk to dawn.

     (3) Service and necessary maintenance will be performed only during the regularly scheduled working hours of the Company. Burned-out lamps will be replaced upon notification of the outage by the customer to the Company. No reduction in billing shall be allowed for lamp outages.

     (4) "Company poles" shall include poles owned jointly by the Company with others. Approval of poles, pole locations and structures for the installations shall be at the sole discretion of the Company.

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 854
                                               Sheet 3
                                               Canceling   M.D.P.U. No. 831


                              BOSTON EDISON COMPANY

                            OUTDOOR LIGHTING RATE S-3
                            -------------------------


     (5) Any required equipment other than the above will be installed and maintained at the customer's expense.

     (6) The customer shall assume all risks of loss or damage to his equipment and property installed in connection with the lighting systems.


BILLING

     All bills shall be rendered monthly. However, the Company reserves the right to render bills on a bimonthly basis. Billing kilowatthours include lamp wattage plus accessory wattage.


TERM OF CONTRACT

     As specified in agreement for service. Customer may terminate delivery service on or after the expiration of such specified term of service by giving at least (90) days' notice in writing.


TERMS AND CONDITIONS

     The schedule of Terms and Conditions, as in effect from time to time, shall apply to service under this rate to the extent that they are not inconsistent with the specific provisions of this rate.



Filed:  June _, 1997                           Effective:  Retail Access Date
Pursuant to Order in
DPU 96-100 dated December 30, 1996

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 855
                                               Sheet 1
                                               Canceling   M.D.P.U. No. 832


                              BOSTON EDISON COMPANY

                              MISCELLANEOUS CHARGES
                              ---------------------


                    Applicable as Designated in Rate Schedules
                    ------------------------------------------


DUPLICATE SERVICE CHARGE

     If a customer desires the Company to provide duplicate service, or to provide special capacity in other ways, the Company may make arrangements for that purpose, making a charge therefore, which will be $4.22 per kilowatt per month where only high tension distribution facilities are required, otherwise the charge will be $6.80 per kilowatt per month. The foregoing are in addition to the charges of the rate under which service is supplied and in addition to any installation, or extension, charge.

     In the context of this charge, duplicate service is defined as a replicated installation of service equipment, where the Company has separately provided the necessary distribution facilities to meet the total electrical requirements of the customer. Those facilities may already include overhead and underground circuits, conduit systems, pole lines, transformers and service connections. This service is further characterized by the presence of a double-throw switch at the customer's service location to prevent parallel operation of these services.


MASTER METERED MULTIPLE OCCUPANT BUILDING LOSSES CHARGES

     In multiple occupant buildings where a separate privately owned transformer(s) is required to provide electricity at a secondary utilization voltage (acceptable to the Company for metering purposes) to each customer beyond the Company's secondary transformer, and where each customer is separately metered, the Company will require the installation of approved master metering equipment at a suitable location immediately beyond the secondary side of the Company's transformer(s) at the building owner's expense.

     The master metering equipment shall be used to determine the electrical losses incurred between the Company's secondary transformer(s) and the individual customer-occupant metering equipment.

     The building owner(s), or other person(s) responsible for the so-called "public meter" use at the premises, shall pay the charges for the electrical losses as determined under the applicable filed general service or residence rate. This charge shall be calculated initially on the basis of five percent of the kilowatthour use and demand recorded by the master metering equipment during the monthly billing period. This percentage will be reviewed periodically by the Company and adjusted to reflect the actual losses. The customer of record will be notified of the percentage used as the basis of billing for this charge.

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 855
                                               Sheet 2
                                               Canceling   M.D.P.U. No. 832


                              BOSTON EDISON COMPANY

                              MISCELLANEOUS CHARGES
                              ---------------------


INDUCTION GENERATION CHARGE

     This charge applies to Customers without demand metering when the Company supplies the reactive needs of the Customer's induction generator. The charge is $1.89 per kilowatt per month of the generator nameplate rating, and is waived if the customer installs capacitors to meet the reactive needs of the generator.



Filed:  June _, 1997                           Effective:  Retail Access Date
Pursuant to Order in
DPU 96-100 dated December 30, 1996

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 856
                                               Sheet 1
                                               Canceling   M.D.P.U. No. 833


                              BOSTON EDISON COMPANY

                          INTERRUPTIBLE LOAD CREDIT I-C
                          -----------------------------


AVAILABILITY

     Service under this rate is available only to customers who have a Service Agreement in effect on the Retail Access Date and who are taking service under one of the Company's time of use rates whose billing demand is determined by an interval data recording device. This credit will apply to loads which are available for interruption when a) the Company's or the New England Power Pool's reliability is threatened; or b) the Company is near its expected peak load. In order to receive this credit, the customer must execute a Service Agreement in which the Interruption Option for each season, the Terms of Contract, and the Interruptible Contract Demand for each season are specified. This rate is closed to new participants effective on the Retail Access Date.


INTERRUPTIBLE CONTRACT DEMAND

     An Interruptible Contract Demand shall be specified in the Service Agreement for each season of October through May and June through September, and each will be subject to the automatic modifications stipulated in the Penalty provision. Prior to receiving the initial Demand Credit during a season, the load must be interrupted at the request of the Company and the Demonstrated Load Reduction must be greater than or equal to the Interruptible Contract Demand for that season.

     If the Demonstrated Load Reduction is greater than the 130% of the Interruptible Contract Demand during three consecutive requests for interruption in the same season, then the customer may choose to increase that season's Interruptible Contract Demand, subject to the approval of the Company.

     The customer must notify the Company in writing when the load designated as interruptible will not be available for interruption due to plant shutdowns for vacation periods or for any other similar reason. The Interruptible Contract Demand will be changed to zero without penalty for such periods and the credits will be prorated based upon the number of weekdays.


MINIMUM INTERRUPTIBLE CONTRACT DEMAND

     The Minimum Interruptible Contract Demand for either season shall be the greater of a) 75 kW; or b) the average, for the months in the season, of the difference between the customer's peak billing demand and the average demand during the peak period. The Company at its discretion may waive the requirement specified in part (b) for loads of known magnitude. However, any additional metering expense must be borne by the customer.

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 856
                                               Sheet 2
                                               Canceling   M.D.P.U. No. 833


                              BOSTON EDISON COMPANY

                          INTERRUPTIBLE LOAD CREDIT I-C
                          -----------------------------


DEMONSTRATED LOAD REDUCTION

     For each incidence of interruption, the Demonstrated Load Reduction is equal to the difference of a) the average demand during the same hours of the day when the interruption was requested for the three uninterrupted days in the same billing period in which the customer registered the highest demands; and b) the average demand during the interruption period. For loads of known magnitude, the Company at its discretion may employ an alternative method to determine the Demonstrated Load Reduction. In such cases, the alternative method will be specified in the Service Agreement.


INTERRUPTION OPTIONS

     Customers wishing to take service must select one of the following options for each season:

                      Maximum Interrupted Hours           Minimum Interrupted
                      -------------------------           -------------------
                 October-May  June-September  Per Day        Hours Per Day
                 -----------  --------------  -------        -------------
     Option A:       200           100          10                 4

     Option B:       100            50           6                 4

     Option C:        66            34           6                 4


DEMAND CREDIT

     The following credits will apply to each kilowatt of Interruptible Contract Demand per month and will be posted to the bill rendered in the next subsequent billing month based upon the Interruption Option and the Term of
Contract:

     Contract-Term        Option A         Option B         Option C
     -------------        --------         --------         --------
     Five Years:
     October - May        $4.34 per kW     $2.17 per kW     $1.43 per kW
     June - September     $11.23           $5.62            $3.71

     Three Years:
     October - May        $3.47            $1.74            $1.14
     June - September     $8.98            $4.50            $2.97

     One Year:
     October - May        $1.74            $0.87            $0.57
     June - September     $4.49            $2.25            $1.48

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 856
                                               Sheet 3
                                               Canceling   M.D.P.U. No. 833


                              BOSTON EDISON COMPANY

                          INTERRUPTIBLE LOAD CREDIT I-C
                          -----------------------------


     If the Interruptible Contract Demand or Interruption Option changes during a month, then the credit will be prorated. The credit will be posted to the bill rendered in the next subsequent billing month or as soon thereafter as is practicable. In any event, no credit will apply until the first interruption at the request of the Company in the applicable season.


ADVANCE NOTICE OF INTERRUPTIONS

     The Company will give at least one hour advance notice of interruption and will attempt, but shall not be obligated, to provide a longer notice period.


PENALTY FOR NON-INTERRUPTED LOADS

Reduced Compliance:     If a Demonstrated Load Reduction in a given season is
------------------      greater than or equal to the Minimum Interruptible
                        Contract Demand for that season and less than the Interruptible Contract Demand for that season, then the Interruptible Contract Demand in the Service
                        Agreement for that season automatically will be reduced to the Demonstrated Load Reduction effective as of the date of the incidence of reduced compliance.

Non-Compliance:         If a Demonstrated Load Reduction in a given season
--------------          falls below the Minimum Interruptible Contract Demand
                        for that season, then the customer's Service Agreement will be changed to reflect fewer interruptions for that season effective as of the date of the non-compliance incidence. Customers on Option A will be moved to Option B. Customers on Option B will be moved to Option C. If the customer was on Option C, then the Interruptible Contract Demand for that season in which the non-compliance occurred will be changed to zero for a period of at least one year except with the written concurrence of the Company to earlier resumption.


TERM OF CONTRACT

     Customers may select contract periods of one, three or five years. If total annual subscriptions under this credit and Interruptible Load Credit I-N reach a level of 30 MW, the Company may discontinue further subscriptions.

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 856
                                               Sheet 4
                                               Canceling   M.D.P.U. No. 833


                              BOSTON EDISON COMPANY

                          INTERRUPTIBLE LOAD CREDIT I-C
                          -----------------------------


EXISTING CONTRACT TERMINATION

     All Service Agreements in effect on the Retail Access Date will remain in effect for the specified contract life unless the Customer decides to terminate his/her Standard Offer Service. Termination of Standard Offer Service will terminate the Service Agreement for this rate. No existing Service Agreement will be renewed or extended beyond the current contract life.



Filed:  June _, 1997                           Effective:  Retail Access Date
Pursuant to Order in
DPU 96-100 dated December 30, 1996

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 857
                                               Sheet 1
                                               Canceling   M.D.P.U. No. 834


                              BOSTON EDISON COMPANY

                          INTERRUPTIBLE LOAD CREDIT I-N
                          -----------------------------


AVAILABILITY

     Service under this rate is available only to customers who have an Interruptible Service Agreement in effect on the Retail Access Date and who are taking service under one of the Company's time of use rates. This credit will apply to loads which are available for interruption at the request of NEPOOL and which are approved by the Company as qualifying as Type II Interruptible Loads under NEPOOL's Criteria, Rules and Standards Number 16 (CRS-16) as it exists from time to time. Such loads must adhere to the requirements therein including metering, auditing and notice of interruptions. The Company will provide detailed requirements upon request. This rate is closed to new participants effective on the Retail Access Date.


DEFINITION OF INTERRUPTIBLE LOAD

     Interruptible loads are those which are normally supplied by the Company during peak hours and which may be interrupted at the discretion of and under the control of the Company or any power pool of which the Company is a member. Such loads will be interrupted to reduce the Company's peak capacity requirements. Seasonal Interruptible loads are Interruptible loads which are zero during a portion of the year.


DEMAND CREDIT

                                  October-May    June-September
                                  -----------    --------------
     Residential Rate R-4:        ($0.03642)     ($0.12747)        per kWh of Interrup-
                                                                   tible Energy per Month
     General Service Rate T-1:    ($0.03494)     ($0.11794)        per kWh of Interrup-
                                                                   tible Energy per month
     General Service Rate T-2:    ($4.92)        ($13.35)          per kW of Interruptible
                                                                   Demand per month
     General Service Rate G-3:    ($5.28)        ($13.07)          per kW of Interruptible
                                                                   Demand per month


DETERMINATION OF INTERRUPTIBLE DEMAND

     The Interruptible Demand (kW) will be the maximum peak billing demand as specified in the applicable firm service tariff of the separately metered interruptible load. The Company may accept loads of known magnitude for which separate metering is not necessary, provided such loads are acceptable to NEPOOL. For loads not separately metered the Interruptible Demand will be identified in the Interruptible Service Agreement for each season of October through May and

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 857
                                               Sheet 2
                                               Canceling   M.D.P.U. No. 834


                              BOSTON EDISON COMPANY

                          INTERRUPTIBLE LOAD CREDIT I-N
                          -----------------------------


June through September, and will be equal to the minimum demand of the specified equipment or processes.


DETERMINATION OF INTERRUPTIBLE ENERGY

     The Interruptible Energy (kWh) will be the peak kilowatthours of the separately metered interruptible load. The Company may accept loads of known magnitude for which separate metering is not necessary, provided such loads are acceptable to NEPOOL. For loads not separately metered the Interruptible Energy will be identified in the Interruptible Service Agreement for each season of October through May and June through September, and will be equal to the minimum demand of the specified equipment or processes times the number of peak hours in the billing period.


LIMITATIONS ON INTERRUPTIONS

     The frequency and duration of interruptions is limited according to NEPOOL's CRS-16 as it exists from time to time and is specified in the Interruptible Service Agreement.


ADVANCE NOTICE OF INTERRUPTIONS

     The load must be interruptible as specified in NEPOOL's Criteria, Rules and Standards Number 16 as it exists from time to time. If the NEPOOL credit for the interruptible load is adjusted due to the advance notification requirements of the load, the Demand Credit received under this tariff will receive the same adjustment and it will be specified in the Interruptible Service Agreement.


PENALTY FOR NON-INTERRUPTION OF INTERRUPTIBLE LOADS

     If upon request a customer fails to interrupt all or part of the load contracted as interruptible for this credit, such load will immediately cease to be eligible for this credit. In addition, the customer will be obligated to repay the Company retroactively all credits received for such load for the prior seventeen months.


METERING

     In the event the Company determines that additional metering, telemetering and/or automatic control equipment is required, such equipment shall be installed and maintained by the

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 857
                                               Sheet 3
                                               Canceling   M.D.P.U. No. 834


                              BOSTON EDISON COMPANY

                          INTERRUPTIBLE LOAD CREDIT I-N
                          -----------------------------

Company at the customer's expense. Such annual expense shall also include the costs of any dedicated communication lines or auxiliary facilities associated with telemetering and/or controls.


TERMS OF CONTRACT

     Customers who wish to receive a credit for Interruptible Load must execute an Interruptible Service Agreement with the Company prior to commencement of such service. The initial term of contract shall be five years. If total annual subscriptions under this credit and Interruptible Load Credit I-C reach a level of 30 MW, the Company may discontinue further subscriptions or require a ten year term of contract.


EXISTING CONTRACT TERMINATION

     All Interruptible Service Agreements in effect on the Retail Access Date will remain in effect for the specified contract life unless the Customer decides to terminate his/her Standard Offer Service. Termination of Standard Offer Service will terminate the Interruptible Service Agreement for this rate. No existing Interruptible Service Agreement will be renewed or extended beyond the current contract life.



Filed:  June _, 1997                           Effective:  Retail Access Date
Pursuant to Order in
DPU 96-100 dated December 30, 1996

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 858
                                               Sheet 1
                                               Canceling   M.D.P.U. No. 796


                              BOSTON EDISON COMPANY

                           ECONOMIC DEVELOPMENT RATE E
                           ---------------------------


AVAILABILITY

     For industrial development during periods of economic recession and as part of the Company's economic development plan. The following general conditions apply:

     (a) There is a demonstrated need for rate incentives in order for the Customer to locate or expand in the Company's service area.

     (b) The Customer is engaged in a manufacturing process and creates new employment for at least twenty-five people.

     (c) The Company has available and the Customer subscribes to a minimum new demand of 150 kilowatts per month.

     (d) The Customer otherwise meets the availability requirements for General Service Rates G-3 or T-2 (or successor rates).

     (e) The Customer is working with government agencies to secure government sponsored assistance.

     (f)  Not available for resale.


RATE

     Applicable to the new or expanded load only:

          (1) During the first year of service, the Distribution and Transmission Charges on the otherwise applicable rates will be decreased by forty (40) percent. The Standard Offer and Access Charges will not be discounted.

          (2)  During the second year of service, the discount will be thirty
               (30) percent.

          (3)  During the third year of service, the discount will be twenty
               (20) percent.

          (4)  During the fourth year of service, the discount will be ten
               (10) percent.

          (5) Beginning with the fifth year of service, the customer will be transferred to the applicable General Service Rate.


TERM OF CONTRACT

     Four years.

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 858
                                               Sheet 2
                                               Canceling   M.D.P.U. No. 796


                              BOSTON EDISON COMPANY

                           ECONOMIC DEVELOPMENT RATE E
                           ---------------------------


MISCELLANEOUS CHARGES

     The charges as shown on the schedule of Miscellaneous Charges, as applicable, shall apply to service under this rate.


TERMS AND CONDITIONS

     The Schedule of Terms and Conditions, as in effect from time to time, shall apply to service under this rate to the extent that they are not inconsistent with the specific provisions of this rate. The Company reserves the right to close this rate to future customers; however, once a customer takes service under this rate, the Company will provide service in accordance with this tariff for the four-year period provided for in the rate.



Filed:  June _, 1997                           Effective:  Retail Access Date
Pursuant to Order in
DPU 96-100 dated December 30, 1996

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 859
                                               Sheet 1


                              BOSTON EDISON COMPANY

                  TRANSMISSION SERVICE COST ADJUSTMENT PROVISION
                  ----------------------------------------------


     The Transmission Service Cost Adjustment shall recover from customers taking transmission service under Boston Edison Company's (the Company) rates the costs charged to Boston Edison retail customers under Boston Edison's FERC approved tariffs, or billed to Boston Edison by any other transmission provider, and by other regional transmission or operating entities, such as NEPOOL, a regional transmission group ("RTG"), an independent system operator ("ISO"), or other regional body, in the event that they are authorized to bill Boston Edison directly for their services and shall include any other charges relating to the stability of the transmission system which Boston Edison is authorized to recover from retail customers by order of the regulatory agency having jurisdiction over such charges. However, under no circumstances shall the amount included in these charges recover costs which are collected by Boston Edison in some other rate or charge.

     The Transmission Service Cost Adjustment factor shall be established annually based on a forecast of transmission costs, and shall include a full reconciliation and adjustment for any over- or under-recoveries occurring under the prior year's adjustment. The Company may file to change the factor adjustments at any time should significant over- or under-recoveries occur.

     Any adjustment of the Transmission Service Cost Adjustment factors shall be in accordance with a notice filed with the Department of Public Utilities (the Department) setting forth the amount of the proposed new factors, the amount of the increase or decrease, and the effective delivery charge in the Company's rates as adjusted to reflect the new factors. The notice shall further specify the effective date of such adjustments, which shall not be earlier than thirty days after the filling of the notice, or such other date as the Department may authorize.

     The operation of this Transmission Service Cost Adjustment clause is subject to Chapter 164 of the General Laws.



Filed:  June _, 1997                           Effective:  Retail Access Date
Pursuant to Order in
DPU 96-100 dated December 30, 1996

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 860
                                               Sheet 1


                              BOSTON EDISON COMPANY

                         ACCESS COST ADJUSTMENT PROVISION
                         --------------------------------


     The Access Cost Adjustment shall recover on a fully reconciling basis from all Boston Edison retail customers taking service under Boston Edison Company's (the Company) rates all of Boston Edison's stranded investment as set forth in the Settlement Agreement as approved by the Department on ----------, 1997 and shall be calculated in accordance with Attachment 3 of said Agreement. A copy of said Agreement and the Department's approval thereof is on file with the Department.

     Each adjustment of the prices under the Company's applicable rates shall be in accordance with a notice filed with the Department of Public Utilities (the Department) setting forth the amount of the applicable Access Cost Adjustment, the amount of the increase or decrease and the effective delivery charge in the Company's rates as adjusted to reflect the new Access Cost Adjustment amount. The notice shall further specify the effective date of such adjustment, which shall not be earlier than thirty days after the filing of the notice, or such other date as the Department may authorize.

     The operation of this Access Cost Adjustment clause is subject to Chapter 164 of the General Laws.



Filed:  June _, 1997                           Effective:  Retail Access Date
Pursuant to Order in
DPU 96-100 dated December 30, 1996

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                               M.D.P.U. No. 861
                                               Sheet 1


                              BOSTON EDISON COMPANY

                            TRANSITION TRUE-UP CHARGE
                            -------------------------


     Within sixty (60) days following the Retail Access Date, the Company will file with the DPU for approval a Transition True-up Charge as a final true-up for its Fuel and Purchased Power Adjustment (including any adjustments required to be made as a result of the Department's issuance of a GUPP order or orders covering the period from November 1, 1995 through the Retail Access
Date) and its New Performance Adjustment Charge Tariffs. These tariffs will be closed effective on the Retail Access Date.

     The calculations of the dollar amount of over- or under-collection of these two tariffs will be performed as they currently are, except that there will be no estimated costs after the Retail Access Date. That dollar amount will be collected in a uniform cents per kilowatthour charge over a three month period. That uniform rate will be determined by dividing the calculated dollar amount of combined over- or under-collection by the estimated number of kilowatthours to be sold by the Company in that three month collection period. This Transition True-up Charge will be added to the Distribution Charges contained in these tariff schedules for billing purposes.



Filed:  June _, 1997                           Effective:  Retail Access Date
Pursuant to Order in
DPU 96-100 dated December 30, 1996

S:\SHARED\SALESGEN\RDESIGN\98SCHED4.DOC

                                  Attachment 1

                                   Exhibit 6

                             Rate Design Workpapers

R1 - 1998 Unbundled Rates  Seasonal in Dist and Access                         jsg               5/28/97

Billing Determinants and Current Revenues
                    # bills      $/bill           Revenues                       adj fact
Customer          6,067,296  $     6.43  $   39,039,771.86                         0.8999244
                        kwh       $/kwh
Energy        2,846,987,874  $  0.10858  $  309,139,844.86
      Base                   $  0.06864
       DSM                   $  0.00224
      Fuel                   $  0.03338
      NPAC                   $  0.00433

Total Revenues                          $  348,179,616.72

Desired Collections                     Collected from:                       Rates:
                                        Basic Monthly      Energy                  $/bill       $/kwh
Dist     $  161,583,801.05              $   39,039,771.86  $  122,544,029.19  $    6.43    $  0.04305 Dist
DSM      $             -                                   $             -                 $      -   DSM
Trans    $      6,950,880.83            $             -    $    6,950,880.83  $     -      $  0.00244 Trans
Access   $     99,929,274.38                               $   99,929,274.38               $  0.03510 Access
Fuel     $     79,715,660.47                               $   79,715,660.47               $  0.02800 Fuel
NPAC     $               -                                 $             -                 $      -   NPAC

Total    $    348,179,616.73            $   39,039,771.86  $  309,139,844.87  $    6.43    $  0.10859

rates    $    348,167,126.52

S:\SHARED\SALESGEN\RDESIGN\98SEAS3.XLS

R2 (like R1) - 1998 Unbundled Rates  Seasonal in Dist and Access               jsg               5/28/97

Billing Determinants and Current Revenues
                  # bills        $/bill          Revenues                        adj fact
Customer          349,224    $     3.91  $   1,367,097.17                          0.8999244
                      kwh         $/kwh
Energy        128,447,190    $  0.07889  $  10,132,861.82
      Base                   $  0.04118
       DSM                   $      -
      Fuel                   $  0.03338
      NPAC                   $  0.00433

Total Revenues                           $  11,499,958.99

Desired Collections                     Collected from:                       Rates:
                                        Basic Monthly      Energy                  $/bill       $/kwh
Dist     $    3,083,768.51              $    1,367,097.17  $    1,716,671.34  $    3.91    $  0.01338 Dist
DSM      $             -                                   $             -                 $      -   DSM
Trans    $      311,172.79              $             -    $      311,172.79  $     -      $  0.00242 Trans
Access   $    4,508,496.37                                 $    4,508,496.37               $  0.03510 Access
Fuel     $    3,596,521.32                                 $    3,596,521.32               $  0.02800 Fuel
NPAC     $             -                                   $             -                 $      -   NPAC

Total    $   11,499,958.99              $    1,367,097.17  $   10,132,861.82  $    3.91    $  0.07890

rates    $   11,499,949.13

S:\SHARED\SALESGEN\RDESIGN\98SEAS3.XLS

R2 (like R3) - 1998 Unbundled Rates  Seasonal in Dist and Access               jsg               5/28/97

Billing Determinants and Current Revenues
                    # bills      $/bill           Revenues                       adj fact
Customer           23,988    $     3.91  $      93,905.14                          0.8999244
                      kwh         $/kwh
Energy
Winter         17,654,881    $  0.07254  $   1,280,736.43
      Base                   $  0.03484
       DSM                   $      -
      Fuel                   $  0.03338
      NPAC                   $  0.00433

Summer          5,070,958    $  0.08512  $     431,659.48
      Base                   $  0.04742
       DSM                   $      -
      Fuel                   $  0.03338
      NPAC                   $  0.00433

Total Revenues                           $   1,806,301.05

Desired Collections                     Collected from:                       Rates:
                                        Basic Monthly      Energy                  $/bill       $/kwh
Dist     $      317,258.99              $       93,905.14  $      223,353.85  $    3.91               Dist
                                                                                           $  0.00946 Winter
                                                                                           $  0.01110 Summer
DSM      $             -                                   $             -                 $      -   DSM
Trans    $       55,041.62              $             -    $       55,041.62  $     -      $  0.00242 Trans
Access   $      797,676.95                                                                            Access
                                                           $      576,608.41               $  0.03266 Winter
                                                           $      221,093.77               $  0.04360 Summer
Fuel     $      636,323.49                                 $      636,323.49               $  0.02800 Fuel
NPAC     $             -                                   $             -                 $      -   NPAC

Total    $    1,806,301.05              $       93,905.14  $    1,712,421.14  $    3.91    $  0.07254 Winter
                                                                                           $  0.08512 Summer
rates    $    1,806,118.09

S:\SHARED\SALESGEN\RDESIGN\98SEAS3.XLS

R3 - 1998 Unbundled Rates  Seasonal in Dist and Access                         jsg               5/28/97

Billing Determinants and Current Revenues
                  # bills        $/bill            Revenues                      adj fact
Customer          500,712    $     6.43  $     3,221,811.21                        0.8999244
                      kwh         $/kwh
Energy
Winter        404,022,629    $  0.09800  $    39,594,933.36
      Base                   $  0.05805
       DSM                   $  0.00224
      Fuel                   $  0.03338
      NPAC                   $  0.00433

Summer        114,426,271    $  0.11897  $    13,613,294.71
      Base                   $  0.07902
       DSM                   $  0.00224
      Fuel                   $  0.03338
      NPAC                   $  0.00433

Total Revenues                           $    56,430,039.28

Desired Collections                    Collected from:                       Rates:
                                       Basic Monthly      Energy                  $/bill        $/kwh
Dist     $   22,465,280.53             $    3,221,811.21  $   19,243,469.32  $    6.43               Dist
                                                                                          $  0.03544 Winter
                                                                                          $  0.04303 Summer
DSM      $             -                                  $             -                 $      -   DSM
Trans    $    1,250,633.15             $             -    $    1,250,633.15  $     -      $  0.00241 Trans
Access   $   18,197,556.39                                                                           Access
                                                          $   12,989,327.52               $  0.03215  Winter
                                                          $    5,209,828.12               $  0.04553  Summer
Fuel     $   14,516,569.20                                $   14,516,569.20               $  0.02800 Fuel
NPAC     $             -                                  $             -                 $      -   NPAC

Total    $   56,430,039.27             $    3,221,811.21  $   53,209,827.31  $    6.43    $  0.09800 Winter
                                                                                          $  0.11897 Summer
rates    $   56,427,089.26

S:\SHARED\SALESGEN\RDESIGN\98SEAS3.XLS

R4 - 1998 Unbundled Rates  Seasonal in Dist and Access                         jsg               5/28/97

Billing Determinants and Current Revenues
                  # bills        $/bill          Revenues                       adj fact
Customer            1,680    $     9.99  $      16,781.79                          0.8999244
                      kwh         $/kwh
Energy
Winter - ON       462,315    $  0.15660  $      72,396.61
      Base                   $  0.11665
       DSM                   $  0.00224
      Fuel                   $  0.03338
      NPAC                   $  0.00433

Winter-OFF        991,839    $  0.05750  $      57,026.95
      Base                   $  0.01755
       DSM                   $  0.00224
      Fuel                   $  0.03338
      NPAC                   $  0.00433

Summer-ON         146,897    $  0.31677  $      46,533.06
      Base                   $  0.27683
       DSM                   $  0.00224
      Fuel                   $  0.03338
      NPAC                   $  0.00433

Summer-OFF        463,596    $  0.06055  $      28,069.31
      Base                   $  0.02060
       DSM                   $  0.00224
      Fuel                   $  0.03338
      NPAC                   $  0.00433

Total Revenues                           $     220,807.72

R4 - 1998 Unbundled Rates  Seasonal in Dist and Access                         jsg               5/28/97

Desired Collections                Collected from:                       Rates:
                                   Basic Monthly      Energy                  $/bill       $/kwh
Dist     $       85,524.71         $       16,781.79  $       68,742.92  $    9.99               Dist
                                                                                      $  0.05276  Winter-ON
                                                                                      $  0.01937  Winter-OFF
                                                                                      $  0.10673  Summer-ON
                                                                                      $  0.02040  Summer-OFF
DSM     $              -                              $             -                 $      -   DSM
Trans   $         5,003.78         $             -    $        5,003.78  $     -      $  0.00242 Trans
Access  $        72,469.11                                                                       Access
                                                      $       33,943.17               $  0.07342  Winter-ON
                                                      $        7,637.16               $  0.00770  Winter-OFF
                                                      $       26,385.64               $  0.17962  Summer-ON
                                                      $        4,510.79               $  0.00973  Summer-OFF
Fuel     $       57,810.12                            $       57,810.12               $  0.02800 Fuel
NPAC     $             -                              $             -                 $      -   NPAC

Total    $      220,807.72         $       16,781.79  $      204,033.58  $    9.99    $  0.15660 Winter-ON
                                                                                      $  0.05749 Winter-OFF
rates    $      220,805.85                                                            $  0.31677 Summer-ON
                                                                                      $  0.06055 Summer-OFF

S:\SHARED\SALESGEN\RDESIGN\98SEAS3.XLS

G1 w/o Demand Meters - 1998 Unbundled Rates  Seasonal in Dist and Access       jsg               5/28/97

Billing Determinants and Current Revenues
                  # bills        $/bill           Revenues                       adj fact
Customer          562,236    $     8.14  $    4,573,968.05                         0.8999244
                      kwh         $/kwh
Energy
Winter        227,687,653    $  0.09761  $   22,223,636.60
      Base                   $  0.05671
       DSM                   $  0.00319
      Fuel                   $  0.03338
      NPAC                   $  0.00433

Summer        121,636,340    $  0.16042  $   19,512,966.20
      Base                   $  0.11953
       DSM                   $  0.00319
      Fuel                   $  0.03338
      NPAC                   $  0.00433

Total Revenues                           $   46,310,570.85

Desired Collections                Collected from:                       Rates:
                                   Basic Monthly      Energy                  $/bill       $/kwh
Dist     $   23,171,053.54         $    4,573,968.05  $   18,597,085.49  $    8.14               Dist
                                                                                      $  0.04349 Winter
                                                                                      $  0.07148 Summer
DSM      $             -                              $             -                 $      -   DSM
Trans    $    1,097,173.37         $             -    $    1,097,173.37  $     -      $  0.00314 Trans
Access   $   12,261,272.15                                                                       Access
                                                      $    5,229,985.39               $  0.02297  Winter
                                                      $    7,028,147.73               $  0.05778  Summer
Fuel     $    9,781,071.80                            $    9,781,071.80               $  0.02800 Fuel
NPAC     $             -                              $             -                 $      -   NPAC

Total    $   46,310,570.86         $    4,573,968.05  $   41,733,463.78  $    8.14    $  0.09760 Winter
                                                                                      $  0.16040 Summer
rates    $   46,309,384.91

S:\SHARED\SALESGEN\RDESIGN\98SEAS3.XLS

G1 with Demand Meters - 1998 Unbundled Rates  Seasonal in Dist and Access      jsg               5/28/97

Billing Determinants and Current Revenues
                    # bills        $/bill          Revenues                        adj fact
Customer            114,024    $    12.09  $   1,378,092.38                          0.8999244
                         kw          $/kw
Demand               >10 kw
Winter               43,537    $     3.59  $     156,328.24
Summer               26,449    $    11.00  $     290,861.68
                        kwh         $/kwh
Energy
Winter
   1st 2000 kwh  61,874,379    $  0.09761  $   6,039,298.55
   next 150 hrs  13,615,662    $  0.08412  $   1,145,416.70
   additional    10,083,339    $  0.05390  $     543,456.43
      Base 1st 2000 kwh        $  0.05671
           next 150 hrs        $  0.04323
           additional          $  0.01300
       DSM                     $  0.00319
      Fuel                     $  0.03338
      NPAC                     $  0.00433

Summer
   1st 2000 kwh  31,939,174    $  0.16042  $   5,123,699.24
   next 150 hrs   8,258,637    $  0.09509  $     785,280.89
   additional     5,511,738    $  0.05695  $     313,878.15
      Base 1st 2000 kwh        $  0.11953
           next 150 hrs        $  0.05419
           additional          $  0.01605
       DSM                     $  0.00319
      Fuel                     $  0.03338
      NPAC                     $  0.00433

Total Revenues                             $  15,776,312.26

G1 with Demand Meters - 1998 Unbundled Rates  Seasonal in Dist and Access      jsg               5/28/97

Desired Collections       Collected from:                                 Rates:
                          Basic Monthly    Demand        Energy            $/bill     $/kw      $/kwh
Dist     $  7,080,045.84  $  1,378,092.38                $  5,667,016.96  $ 12.09                     Dist
                                           $  12,190.36                            $  0.28  $ 0.03965  Winter 1st 2000 kwh
                                                                                            $ 0.03417         next 150 hrs
                                                                                            $ 0.02189         additional
                                           $  22,746.14                            $  0.86  $ 0.06516  Summer 1st 2000 kwh
                                                                                            $ 0.03862         next 150 hrs
                                                                                            $ 0.02313         additional
DSM      $           -                                   $           -                      $     -   DSM
Trans    $    412,311.77                                 $           -                      $     -   Trans
                                           $ 144,107.47                            $  3.31             Winter
                                           $ 268,192.86                            $ 10.14             Summer
Access   $  4,608,030.81                                                                              Access
                                           $        -    $  1,853,137.65           $   -    $ 0.02995  Winter 1st 2000 kwh
                                                         $    298,863.78                    $ 0.02195         next 150 hrs
                                                         $     40,434.19                    $ 0.00401         additional
                                           $        -    $  2,147,909.45           $   -    $ 0.06725  Summer 1st 2000 kwh
                                                         $    235,123.40                    $ 0.02847         next 150 hrs
                                                         $     32,078.32                    $ 0.00582         additional
Fuel     $  3,675,922.01                                 $  3,675,922.01                    $ 0.02800 Fuel
NPAC     $           -                                   $           -                      $     -   NPAC

Total    $ 15,776,310.43  $  1,378,092.38  $ 447,236.83  $ 13,950,485.76  $ 12.09  $  3.59  $ 0.09760 Winter  1st 2000 kwh
                                                                                            $ 0.08412         next 150 hrs
rates    $ 15,776,138.01                                                                    $ 0.05390         additional
                                                                                   $ 11.00  $ 0.16041 Summer  1st 2000 kwh
                                                                                            $ 0.09509         next 150 hrs
                                                                                            $ 0.05695         additional

S:\SHARED\SALESGEN\RDESIGN\98SEAS3.XLS

G2 - 1998 Unbundled Rates  Seasonal in Dist and Access                         jsg               5/28/97

Billing Determinants and Current Revenues
                        # bills      $/bill          Revenues                    adj fact
Customer                303,168  $    18.19  $   5,513,859.79                      0.8999244
                             kw        $/kw
Demand                   >10 kw
Winter                3,489,462  $    10.30  $  35,955,886.94
Summer                2,017,299  $    22.07  $  44,514,016.80
                            kwh       $/kwh
Energy
Winter
   1st 2000 kwh     337,697,570  $  0.09785  $  33,043,296.69
   next 150 hrs     645,393,157  $  0.06595  $  42,561,395.91
   additional       548,255,682  $  0.05414  $  29,682,263.43
      Base 1st 2000 kwh          $  0.05671
           next 150 hrs          $  0.02481
           additional            $  0.01300
       DSM                       $  0.00343
      Fuel                       $  0.03338
      NPAC                       $  0.00433

Summer
   1st 2000 kwh     169,086,564  $  0.16066  $  27,166,040.90
   next 150 hrs     360,563,002  $  0.07691  $  27,730,014.44
   additional       321,971,623  $  0.05719  $  18,413,620.91
      Base 1st 2000 kwh          $  0.11953
           next 150 hrs          $  0.03577
           additional            $  0.01605
       DSM                       $  0.00343
      Fuel                       $  0.03338
      NPAC                       $  0.00433

Total Revenues                               $ 264,580,395.81

G2 - 1998 Unbundled Rates  Seasonal in Dist and Access                         jsg               5/28/97

Desired Collections      Collected from:                                   Rates:
                         Basic Monthly   Demand           Energy            $/bill     $/kw      $/kwh
Dist   $ 107,459,091.96  $ 5,513,859.79                   $  28,249,819.73  $ 18.19                     Dist
                                         $ 32,905,626.66                             $  9.43  $ 0.01548  Winter 1st 2000 kwh
                                                                                              $ 0.01043         next 150 hrs
                                                                                              $ 0.00856         additional
                                         $ 40,789,785.78                             $ 20.22  $ 0.02541  Summer 1st 2000 kwh
                                                                                              $ 0.01216         next 150 hrs
                                                                                              $ 0.00905         additional
DSM    $            -                                     $            -                      $     -   DSM
Trans  $   6,756,046.01                                   $            -                      $     -   Trans
                                         $  3,035,831.94                             $  0.87             Winter
                                         $  3,732,003.15                             $  1.85              Summer
Access $  83,642,162.65                                                                                 Access
                                         $           -    $  18,360,616.88           $   -    $ 0.05437  Winter 1st 2000 kwh
                                                          $  17,761,219.68                    $ 0.02752         next 150 hrs
                                                          $   9,638,334.89                    $ 0.01758         additional
                                         $           -    $  18,136,224.85           $   -    $ 0.10726  Summer 1st 2000 kwh
                                                          $  13,250,690.32                    $ 0.03675         next 150 hrs
                                                          $   6,484,508.49                    $ 0.02014         additional
Fuel   $  66,723,092.72                                   $  66,723,092.72                    $ 0.02800 Fuel
NPAC   $            -                                     $            -                      $     -   NPAC

Total  $ 264,580,393.34  $ 5,513,859.79  $ 80,463,247.53  $ 178,604,507.56  $ 18.19  $ 10.30  $ 0.09785 Winter  1st 2000 kwh
                                                                                              $ 0.06595         next 150 hrs
rates  $ 264,579,417.84                                                                       $ 0.05414         additional
                                                                                     $ 22.07  $ 0.16067 Summer  1st 2000 kwh
                                                                                              $ 0.07691         next 150 hrs
                                                                                              $ 0.05719         additional

S:\SHARED\SALESGEN\RDESIGN\98SEAS3.XLS

G3 - 1998 Unbundled Rates  Seasonal in Dist and Access                         jsg               5/28/97

Billing Determinants and Current Revenues
                       # bills      $/bill            Revenues                     adj fact
Customer                 5,352  $   237.07  $     1,268,783.09                         0.8999244
                            kw        $/kw
Demand
Winter               3,768,643  $     8.85  $    33,338,385.43
Summer               2,268,278  $    18.48  $    41,927,866.72
                           kwh       $/kwh
Energy
Winter
   ON-peak         735,984,163  $  0.06371  $    46,886,350.29
   OFF-peak        982,608,108  $  0.05298  $    52,057,154.51
      Base ON-peak              $  0.02237
           OFF-peak             $  0.01165
       DSM                      $  0.00363
      Fuel                      $  0.03338
      NPAC                      $  0.00433

Summer
   ON-peak         334,393,478  $  0.07373  $    24,655,101.77
   OFF-peak        654,425,530  $  0.05589  $    36,572,772.11
      Base ON-peak              $  0.03240
           OFF-peak             $  0.01455
       DSM                      $  0.00363
      Fuel                      $  0.03338
      NPAC                      $  0.00433

Total Revenues                              $   236,706,413.92

G3 - 1998 Unbundled Rates  Seasonal in Dist and Access                         jsg               5/28/97

Desired Collections       Collected from:                                    Rates:
                          Basic Monthly   Demand           Energy              $/bill     $/kw  $/kwh
Dist    $  59,715,672.12  $ 1,268,783.09                   $       6,522.32  $ 237.07                     Dist
                                          $ 25,890,577.41                              $  6.87             Winter
                                                                                                $     -           ON-peak
                                                                                                $     -           OFF-peak
                                          $ 32,549,789.30                              $ 14.35             Summer
                                                                                                $     -           ON-peak
                                                                                                $     -           OFF-peak
DSM     $            -                                     $            -                       $     -   DSM
Trans   $   6,153,090.09                                   $            -                       $     -   Trans
                                          $  3,844,015.86                              $  1.02             Winter
                                          $  2,313,643.56                              $  1.02             Summer
Access  $  95,030,135.89                                                                                  Access
                                          $  3,617,897.28                              $  0.96             Winter
                                                           $  26,281,994.46                     $ 0.03571         ON-peak
                                                           $  24,535,724.46                     $ 0.02497         OFF-peak
                                          $  7,054,344.58                              $  3.11             Summer
                                                           $  15,288,469.81                     $ 0.04572         ON-peak
                                                           $  18,251,928.03                     $ 0.02789         OFF-peak
Fuel    $  75,807,515.81                                   $  75,807,515.81                     $ 0.02800 Fuel
NPAC    $            -                                     $            -                       $     -   NPAC

Total   $ 236,706,413.91  $ 1,268,783.09  $ 75,270,267.99  $ 160,172,154.89  $ 237.07  $  8.85  $ 0.06371 Winter  ON-peak
                                                                                                $ 0.05297         OFF-peak
rates   $ 236,704,699.21                                                               $ 18.48  $ 0.07372 Summer  ON-peak
                                                                                                $ 0.05589         OFF-peak

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

T1 - 1998 Unbundled Rates  Seasonal in Dist and Access                         jsg               5/28/97

Billing Determinants and Current Revenues
                # bills      $/bill      Revenues                                adj fact
Customer             60  $    10.13  $     607.99                                  0.8999244
                    kwh       $/kwh
Energy                                                                           ratio to summer peak
Winter - ON       9,823  $  0.14045  $   1,379.65                                  0.46073
      Base               $  0.09956
       DSM               $  0.00319
      Fuel               $  0.03338
      NPAC               $  0.00433

Winter-OFF        7,092  $  0.05390  $     382.23                                  0.10610
      Base               $  0.01300
       DSM               $  0.00319
      Fuel               $  0.03338
      NPAC               $  0.00433

Summer-ON         6,406  $  0.27207  $   1,742.91                                  1.00000
      Base               $  0.23118
       DSM               $  0.00319
      Fuel               $  0.03338
      NPAC               $  0.00433

Summer-OFF        5,387  $  0.05695  $     306.77                                  0.11860
      Base               $  0.01605
       DSM               $  0.00319
      Fuel               $  0.03338
      NPAC               $  0.00433

Total Revenues                       $   4,419.55

T1 - 1998 Unbundled Rates  Seasonal in Dist and Access                         jsg               5/28/97

Desired Collections       Collected from:                     Rates:
                          Basic Monthly       Energy            $/bill     $/kwh
Dist      $  2,514.27     $    607.80         $  1,906.47     $  10.13                Dist
                                                                           $  0.07128  Winter-ON
                                                                           $  0.01641  Winter-OFF
                                                                           $  0.15471  Summer-ON
                                                                           $  0.01835  Summer-OFF
DSM       $       -                           $       -                    $      -   DSM
Trans     $     93.82     $       -           $     93.82     $    -                  Trans
                                                                           $  0.00351  Winter-ON
                                                                           $  0.00081  Winter-OFF
                                                                           $  0.00761  Summer-ON
                                                                           $  0.00090  Summer-OFF
Access    $  1,007.65                         $  1,007.65                             Access
                                                                           $  0.03766  Winter-ON
                                                                           $  0.00868  Winter-OFF
                                                                           $  0.08177  Summer-ON
                                                                           $  0.00970  Summer-OFF
Fuel      $    803.82                         $    803.82                  $  0.02800 Fuel
NPAC      $       -                           $       -                    $      -   NPAC

Total     $  4,419.56     $    607.80         $  3,811.76     $  10.13     $  0.14045 Winter-ON
                                                                           $  0.05390 Winter-OFF
rates     $  4,419.50                                                      $  0.27209 Summer-ON
                                                                           $  0.05695 Summer-OFF

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

T2 - 1998 Unbundled Rates  Seasonal in Dist and Access                         jsg               5/28/97

Billing Determinants and Current Revenues
                         # bills      $/bill          Revenues                   adj fact
Customer                                                                           0.8999244
     <150 kw               7,764  $    27.77  $     215,619.23
>150,<300 kw               7,704  $   114.62  $     883,058.49
>300,<1000 kw              6,480  $   166.67  $   1,079,995.72
     >1000 kw              1,092  $   374.57  $     409,026.67
                              kw        $/kw
Demand
Winter                 4,204,405  $    10.30  $  43,322,756.01
Summer                 3,986,644  $    22.07  $  87,969,873.57
                             kwh       $/kwh
Energy
Winter
   ON-peak           963,496,344  $  0.06595  $  63,539,175.94
   OFF-peak        1,153,566,477  $  0.05414  $  62,453,459.55
      Base ON-peak                $  0.02481
           OFF-peak               $  0.01300
       DSM                        $  0.00343
      Fuel                        $  0.03338
      NPAC                        $  0.00433

Summer
   ON-peak           434,841,597  $  0.07691  $  33,442,598.65
   OFF-peak          719,234,559  $  0.05719  $  41,133,166.94
      Base ON-peak                $  0.03577
           OFF-peak               $  0.01605
       DSM                        $  0.00343
      Fuel                        $  0.03338
      NPAC                        $  0.00433

Total Revenues                                $ 334,448,730.77

T2 - 1998 Unbundled Rates  Seasonal in Dist and Access                         jsg               5/28/97

Desired Collections             Collected from:                                  Rates:
                                Basic Monthly   Demand          Energy            $/bill    $/kw  $/kwh
Dist           $120,030,054.84                                  $   (18,602.62)                            Dist
      <150 kw                   $  215,606.28                                    $ 27.77                         <150 kw
 >150,<300 kw                   $  883,032.48                                    $114.62                    >150,<300 kw
>300,<1000 kw                   $1,080,021.60                                    $166.67                   >300,<1000 kw
     >1000 kw                   $  409,030.44                                    $374.57                        >1000 kw
                                               $ 38,764,614.10                            $ 9.22            Winter
                                                                                                  $    -            ON-peak
                                                                                                  $    -            OFF-peak
                                               $ 78,696,352.56                            $19.74            Summer
                                                                                                  $    -            ON-peak
                                                                                                  $    -            OFF-peak
DSM            $           -                                    $          -                      $    -   DSM
Trans          $  8,009,806.53                                  $          -                      $    -   Trans
                                               $  4,120,316.90                            $ 0.98            Winter
                                               $  3,906,911.12                            $ 0.98            Summer
Access         $114,816,978.09                                                                             Access
                                               $    420,440.50                            $ 0.10            Winter
                                                                $ 36,564,686.25                   $0.03795          ON-peak
                                                                $ 30,154,227.71                   $0.02614          OFF-peak
                                               $  5,381,969.40                            $ 1.35            Summer
                                                                $ 21,263,754.09                   $0.04890          ON-peak
                                                                $ 20,994,456.78                   $0.02919          OFF-peak
Fuel           $ 91,591,891.36                                  $ 91,591,891.36                   $0.02800 Fuel
NPAC           $           -                                    $           -                     $    -   NPAC

Total          $334,448,730.82  $2,587,690.80  $131,290,604.58  $200,550,413.57           $10.30  $0.06595  Winter  ON-peak
                                                                        <150 kw  $ 27.77          $0.05414          OFF-peak
rates          $334,447,311.57                                     >150,<300 kw  $114.62  $22.07  $0.07690  Summer  ON-peak
                                                                  >300,<1000 kw  $166.67          $0.05719          OFF-peak
                                                                       >1000 kw  $374.57

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

S2 - 1998 Unbundled Rates  Seasonal in Dist and Access                         jsg               5/28/97

Billing Determinants and Current Revenues
                             # bills          $/bill        Revenues             adj fact
Customer                      35,256  $         8.02  $   282,694.13               0.8999244
                                 kwh           $/kwh
Energy                    52,361,898  $  0.08963  $ 4,693,326.47
      Base                            $  0.05193
       DSM                            $      -
      Fuel                            $  0.03338
      NPAC                            $  0.00433

Total Revenues                                    $ 4,976,020.60

Desired Collections                   Collected from:                 Rates:
                                      Basic Monthly   Energy             $/bill       $/kwh
Dist      $ 1,586,920.52              $   282,694.13  $ 1,304,226.39  $    8.02  $  0.02491 Dist
DSM       $          -                                $          -               $      -   DSM
Trans     $    85,064.32              $          -    $    85,064.32  $     -    $  0.00162 Trans
Access    $ 1,837,902.62                              $ 1,837,902.62             $  0.03510 Access
Fuel      $ 1,466,133.14                              $ 1,466,133.14             $  0.02800 Fuel
NPAC      $          -                                $          -               $      -   NPAC

Total     $ 4,976,020.60              $   282,694.13  $ 4,693,326.47  $    8.02  $  0.08963

rates     $ 4,975,950.04

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

S1 - 1998 Unbundled Rates                                       5/28/97

Billing Determinants and Current Revenues

1995 Base Revenues                           $  16,186,117.22     (1)
                          kwh        $/kwh
Energy             79,264,296   $  0.04190   $   3,321,174.00
                         Fuel   $  0.03709
                         NPAC   $  0.00481

Total Revenues                               $  19,507,291.22

Adjustment Factor                       X           0.8999244
                                                    ---------

Total 1998 Revenues                          $  17,555,088.12

Collected from Standard Offer
                   79,264,296   $  0.02800   $   2,219,400.29

New Base Collections                         $  15,335,687.83     (2)

Base Rate Adjustment                                 0.947459   (3)=(2)/(1)

Functionalization of Base Revenues                   $          proportion (4)
           Distribution                      $  12,395,891.86          0.80830
           Transmission                      $     157,619.18          0.01028
           Access                            $   2,782,176.79          0.18142
           Total                             $  15,335,687.83          1.00000

Apply to Current Base Rates
                                                  (3)*(4)
           Distribution                               0.76583
           Transmission                               0.00974
           Access                                     0.17189

S:\SHARED\SALESGEN\RDESIGN\98STLITE.XLS

                                             S-1 1998 Unbundled

           old                      new                old                      new
           --------    ----------------------------    --------    ----------------------------
                         dist      trans    access                   dist      trans    access
                         ----      -----    ------                   ----      -----    ------
           class I                class I              class II               class II
           --------    ----------------------------    --------    ----------------------------
0.76583    $   8.37    $   6.41  $   0.08  $   1.44    $  13.37    $  11.15  $   0.08  $   1.44
0.00974    $  10.21    $   7.82  $   0.10  $   1.75    $  15.21    $  12.56  $   0.10  $   1.75
0.17189    $  10.21    $   7.82  $   0.10  $   1.75    $  15.21    $  12.56  $   0.10  $   1.75
           $  12.24    $   9.37  $   0.12  $   2.10    $  17.24    $  14.11  $   0.12  $   2.10
0.94746    $  14.36    $  11.00  $   0.14  $   2.47    $  19.36    $  15.73  $   0.14  $   2.47
           $  18.39    $  14.08  $   0.18  $   3.16    $  23.39    $  18.82  $   0.18  $   3.16
           $  24.02    $  18.40  $   0.23  $   4.13    $  29.02    $  23.13  $   0.23  $   4.13
           $  20.42    $  15.64  $   0.20  $   3.51    $  25.42    $  20.38  $   0.20  $   3.51
           $  24.48    $  18.75  $   0.24  $   4.21    $  29.48    $  23.48  $   0.24  $   4.21
           $  28.72    $  21.99  $   0.28  $   4.94    $  33.72    $  26.73  $   0.28  $   4.94
           $  36.78    $  28.17  $   0.36  $   6.32    $  41.78    $  32.90  $   0.36  $   6.32
           $  48.04    $  36.79  $   0.47  $   8.26    $  53.04    $  41.53  $   0.47  $   8.26

           $   9.39    $   7.19  $   0.09  $   1.61    $  14.39    $  11.93  $   0.09  $   1.61
           $  11.12    $   8.52  $   0.11  $   1.91    $  16.12    $  13.25  $   0.11  $   1.91
           $  12.87    $   9.86  $   0.13  $   2.21    $  17.87    $  14.59  $   0.13  $   2.21
           $  16.50    $  12.64  $   0.16  $   2.84    $  21.50    $  17.37  $   0.16  $   2.84
           $  24.82    $  19.01  $   0.24  $   4.27    $  29.82    $  23.75  $   0.24  $   4.27
           $  18.78    $  14.38  $   0.18  $   3.23    $  23.78    $  19.12  $   0.18  $   3.23
           $  22.24    $  17.03  $   0.22  $   3.82    $  27.24    $  21.77  $   0.22  $   3.82
           $  25.74    $  19.71  $   0.25  $   4.42    $  30.74    $  24.45  $   0.25  $   4.42
           $  33.00    $  25.27  $   0.32  $   5.67    $  38.00    $  30.01  $   0.32  $   5.67
           $  49.64    $  38.02  $   0.48  $   8.53    $  54.64    $  42.75  $   0.48  $   8.53

           $   7.44    $   5.70  $   0.07  $   1.28    $  12.44    $  10.44  $   0.07  $   1.28
           $   7.85    $   6.01  $   0.08  $   1.35    $  12.85    $  10.75  $   0.08  $   1.35
           $   9.10    $   6.97  $   0.09  $   1.56    $  14.10    $  11.71  $   0.09  $   1.56
           $  10.28    $   7.87  $   0.10  $   1.77    $  15.28    $  12.61  $   0.10  $   1.77
           $  13.23    $  10.13  $   0.13  $   2.27    $  18.23    $  14.87  $   0.13  $   2.27
           $  17.13    $  13.12  $   0.17  $   2.94    $  22.13    $  17.86  $   0.17  $   2.94
           $  14.88    $  11.40  $   0.14  $   2.56    $  19.88    $  16.13  $   0.14  $   2.56
           $  15.70    $  12.02  $   0.15  $   2.70    $  20.70    $  16.76  $   0.15  $   2.70
           $  18.20    $  13.94  $   0.18  $   3.13    $  23.20    $  18.68  $   0.18  $   3.13
           $  20.56    $  15.75  $   0.20  $   3.53    $  25.56    $  20.48  $   0.20  $   3.53
           $  26.46    $  20.26  $   0.26  $   4.55    $  31.46    $  25.00  $   0.26  $   4.55
           $  34.26    $  26.24  $   0.33  $   5.89    $  39.26    $  30.97  $   0.33  $   5.89

class VI   $   4.49    $   3.44  $   0.04  $   0.77
class VII  $   7.40    $   6.58  $   0.04  $   0.77

           old                      new                old                      new
           --------    ----------------------------    --------    ----------------------------
                         dist      trans    access                   dist      trans    access
                         ----      -----    ------                   ----      -----    ------
           class III             class III             class V                class V
           ---------   ----------------------------    --------    ----------------------------
0.76583    $  15.37    $  13.04  $   0.08  $   1.44    $  25.37    $  22.52  $   0.08  $   1.44
0.00974    $  17.21    $  14.45  $   0.10  $   1.75    $  27.21    $  23.93  $   0.10  $   1.75
0.17189    $  17.21    $  14.45  $   0.10  $   1.75    $  27.21    $  23.93  $   0.10  $   1.75
           $  19.24    $  16.01  $   0.12  $   2.10    $  29.24    $  25.48  $   0.12  $   2.10
0.94746    $  21.36    $  17.63  $   0.14  $   2.47    $  31.36    $  27.10  $   0.14  $   2.47
           $  25.39    $  20.72  $   0.18  $   3.16    $  35.39    $  30.19  $   0.18  $   3.16
           $  31.02    $  25.03  $   0.23  $   4.13    $  41.02    $  34.50  $   0.23  $   4.13
           $  27.42    $  22.27  $   0.20  $   3.51    $  37.42    $  31.75  $   0.20  $   3.51
           $  31.48    $  25.38  $   0.24  $   4.21    $  41.48    $  34.85  $   0.24  $   4.21
           $  35.72    $  28.63  $   0.28  $   4.94    $  45.72    $  38.10  $   0.28  $   4.94
           $  43.78    $  34.80  $   0.36  $   6.32    $  53.78    $  44.27  $   0.36  $   6.32
           $  55.04    $  43.42  $   0.47  $   8.26    $  65.04    $  52.90  $   0.47  $   8.26

           $  16.39    $  13.82  $   0.09  $   1.61    $  26.39    $  23.30  $   0.09  $   1.61
           $  18.12    $  15.15  $   0.11  $   1.91    $  28.12    $  24.62  $   0.11  $   1.91
           $  19.87    $  16.49  $   0.13  $   2.21    $  29.87    $  25.96  $   0.13  $   2.21
           $  23.50    $  19.27  $   0.16  $   2.84    $  33.50    $  28.74  $   0.16  $   2.84
           $  31.82    $  25.64  $   0.24  $   4.27    $  41.82    $  35.11  $   0.24  $   4.27
           $  25.78    $  21.01  $   0.18  $   3.23    $  35.78    $  30.49  $   0.18  $   3.23
           $  29.24    $  23.66  $   0.22  $   3.82    $  39.24    $  33.14  $   0.22  $   3.82
           $  32.74    $  26.34  $   0.25  $   4.42    $  42.74    $  35.82  $   0.25  $   4.42
           $  40.00    $  31.90  $   0.32  $   5.67    $  50.00    $  41.38  $   0.32  $   5.67
           $  56.64    $  44.65  $   0.48  $   8.53    $  66.64    $  54.12  $   0.48  $   8.53

           $  14.44    $  12.33  $   0.07  $   1.28    $  24.44    $  21.80  $   0.07  $   1.28
           $  14.85    $  12.64  $   0.08  $   1.35    $  24.85    $  22.12  $   0.08  $   1.35
           $  16.10    $  13.60  $   0.09  $   1.56    $  26.10    $  23.08  $   0.09  $   1.56
           $  17.28    $  14.50  $   0.10  $   1.77    $  27.28    $  23.98  $   0.10  $   1.77
           $  20.23    $  16.76  $   0.13  $   2.27    $  30.23    $  26.24  $   0.13  $   2.27
           $  24.13    $  19.75  $   0.17  $   2.94    $  34.13    $  29.23  $   0.17  $   2.94
           $  21.88    $  18.03  $   0.14  $   2.56    $  31.88    $  27.50  $   0.14  $   2.56
           $  22.70    $  18.66  $   0.15  $   2.70    $  32.70    $  28.13  $   0.15  $   2.70
           $  25.20    $  20.57  $   0.18  $   3.13    $  35.20    $  30.04  $   0.18  $   3.13
           $  27.56    $  22.38  $   0.20  $   3.53    $  37.56    $  31.85  $   0.20  $   3.53
           $  33.46    $  26.90  $   0.26  $   4.55    $  43.46    $  36.37  $   0.26  $   4.55
           $  41.26    $  32.87  $   0.33  $   5.89    $  51.26    $  42.34  $   0.33  $   5.89

class VI
class VII

S3 - 1998 Unbundled Rates                                       5/28/97

Billing Determinants and Current Revenues

1995 Base Revenues                           $  1,960,141.18      (1)
                          kwh        $/kwh
Energy             17,004,766   $  0.04190   $    712,499.70
                         Fuel   $  0.03709
                         NPAC   $  0.00481

Total Revenues                               $  2,672,640.88

Adjustment Factor                        X         0.8999244
                                                   ---------

Total 1998 Revenues                          $  2,405,174.84

Collected from Standard Offer
                   17,004,766   $  0.02800   $    476,133.45

New Base Collections                        $   1,929,041.39      (2)

Base Rate Adjustment                                0.984134  (3)=(2)/(1)

Functionalization of Base Revenues                  $         proportion (4)
           Distribution                     $   1,302,464.14         0.67519
           Transmission                     $      29,709.96         0.01540
           Access                           $     596,867.29         0.30941
           Total                            $   1,929,041.39         1.00000

Apply to Current Base Rates
                                                  (3)*(4)
           Distribution                              0.66447
           Transmission                              0.01516
           Access                                    0.30450

S:\SHARED\SALESGEN\RDESIGN\98STLITE.XLS

                                             S-3 1998 Unbundled

          old                         new                    old                         new
          --------      --------------------------------     --------      ---------------------------------
                          dist       trans       access                      dist       trans        access
                          ----       -----       ------                      ----       -----        ------
          class A                   class A                  class B                   class B
          --------      --------------------------------     --------      ---------------------------------
0.66447   $  11.12      $   7.39    $   0.17    $   3.39     $  16.12      $  12.31    $   0.17     $   3.39
0.01516   $  16.50      $  10.96    $   0.25    $   5.02     $  21.50      $  15.88    $   0.25     $   5.02
0.30450   $   9.10      $   6.05    $   0.14    $   2.77     $  14.10      $  10.97    $   0.14     $   2.77
          $  10.28      $   6.83    $   0.16    $   3.13     $  15.28      $  11.75    $   0.16     $   3.13
0.98413   $  13.23      $   8.79    $   0.20    $   4.03     $  18.23      $  13.71    $   0.20     $   4.03

          $  16.91      $  11.24    $   0.26    $   5.15     $  21.91      $  16.16    $   0.26     $   5.15
          $  24.66      $  16.39    $   0.37    $   7.51     $  29.66      $  21.31    $   0.37     $   7.51
          $  13.78      $   9.16    $   0.21    $   4.20     $  18.78      $  14.08    $   0.21     $   4.20
          $  17.53      $  11.65    $   0.27    $   5.34     $  22.53      $  16.57    $   0.27     $   5.34

                                ATTACHMENT 2




                            BOSTON EDISON COMPANY



                                 STORM FUND

                                ATTACHMENT 2




                            BOSTON EDISON COMPANY



                                 STORM FUND

                   Establishment of Storm Contingency Fund

                           Policies and Procedures

     Boston Edison Company shall establish an $8M storm contingency fund to pay for the incremental operations and maintenance (O&M) costs incurred by the Company as the result of major storms. Major storms shall be defined as those storms with incremental O&M costs over $1.0 million occurring after the date the settlement proposal is approved by the Department of Public Utilities
(DPU).  The fund shall be established and maintained as follows:

1. Effective upon DPU approval of this agreement, Boston Edison. will initially fund the storm contingency fund with an $8 million contribution from proceeds received by the Company through the sale of Clean Air Act Emission Allowances. After storm costs have been paid from the fund, Boston Edison. will restore the balance to a level of $8M by contributing funds from distribution maintenance expenses up to a maximum of $3M a year until the fund reaches the $8M level. The accounting entry to record any funding from distribution maintenance expenses will be booked as follows:

             DR    Account 598        Maintenance of Misc. Distribution Plant
             CR    Account 254        Storm Contingency Fund

2. Upon the occurrence of a major storm, all incremental O&M costs incurred as a result of the storm shall be offset against the balance in Account 254 (storm contingency fund). Incremental O&M costs are defined as the costs which Boston Edison. will incur as a direct result of a storm which are over and above Boston Edison.'s normal costs of doing business.
     These costs shall include such things as overtime paid to employees to restore service to customers, rest time wages incurred as a result of storm restoration (as stipulated in union contracts), outside vendor costs, lodging and meal charges, material and supply charges, and other related miscellaneous storm costs. The storm fund is not intended to reimburse Boston Edison. for incremental capital costs. The accounting entry to record the incremental costs up to the amount in the storm fund will be the following:

             DR    Account 254        Storm Contingency Fund
             DR    Account 407.3      Regulatory Debits - Storm Fund
             CR    Account 407.4      Regulatory Credits - Storm Fund
             CR    Account 131        Cash

3. If the cumulative incremental costs of major storms exceed the balance in Account 254 (storm contingency fund), such excess shall be deferred by Boston Edison. by a debit to Account 182, Deferred Charges - Storm Fund. Interest on the remaining balance will be accounted for as described in item 4. The accounting entry to record the excess costs will be the following:

             DR    Account 182.3      Deferred Charges - Storm Fund
             CR    Account 131        Cash

4. Interest shall be accrued monthly on any positive or negative balance in the fund, calculated in accordance with the Terms and Conditions for interest expense on customer deposits. The accounting entry on Boston Edison.'s books shall be:

             DR    Account 431        Other Interest Expense
             CR    Account 254        Storm Contingency Fund

     If the fund is in a negative position, the entry on Boston Edison.'s books will be:

             DR    Account 182.3      Deferred Charges - Storm Fund
             CR    Account 419        Interest Income

5. Within six months of the occurrence of a major storm, Boston Edison. will file an account documenting all amounts charged to the fund with the DPU and Attorney General (AG). The DPU or the AG may challenge any items charged to this account by filing notification with the Company within 90 days of the Company's filing.

                                ATTACHMENT 3
                                ------------




                            BOSTON EDISON COMPANY
                            ---------------------



                    FORMULA FOR CALCULATING ACCESS CHARGES
                    --------------------------------------

                                ATTACHMENT 3
                                ------------




                            BOSTON EDISON COMPANY
                            ---------------------



                    FORMULA FOR CALCULATING ACCESS CHARGES
                    --------------------------------------

                    FORMULA FOR CALCULATING ACCESS CHARGES



                             Settlement Agreement
                    Formula for Calculating Access Charges


Access Charge Summary (Schedule 1, Page 1)

     The Access Charge is calculated in Schedules 1 and 2 attached. The Access Charge is made up of two components:

             a fixed component described in Section 1 below; and a variable component described in Section 2.

     In general the dollar amounts in the fixed component do not change, but are set at the time of the Agreement. The amounts in the variable component are forecast and are reconciled to the actual charges in the reconciliation account.

     1.0     The Fixed Component of the Access Charge (Schedule 1, Page 2)
             -------------------------------------------------------------

             The fixed component of the Access Charge consists of the various elements described in more detail in Sections 1.1 through 1.9 below. With the exception of the amounts calculated from time to time for Adjustments for Residual Value Credits (Schedule 1, page 2, column G), the amounts shown on Schedule 1, page 2 shall be fixed and shall not be subject to change as part of any future reconciliation of the access charge.

     1.1     Amortization of Plant and Regulatory Assets (Schedule 1, Page 2,
             ----------------------------------------------------------------
             Col. C) -
             -------   Revenues shown in Col. B sufficient to amortize Plant
             and Regulatory Assets commencing on January 1, 1998 and ending December 31, 2009. The balance of Plant and Regulatory Assets balances made up as follows:

             1.1(a)   Plant balances (Schedule 1, Page 5)
                      ----------------------------------- shall include the
                      December 31, 1995(1) net book value, of the following BECo generation-related investments unrecovered as of January 1, 1998, excluding any capital additions made after December 31, 1995:

                      (i) All fossil units including: Mystic Station generation, including units 1,2&3; New Boston Station; L Street; Edgar Station; and Wyman unit 4.

[FN]
____________________
(1) The balances in Schedule 1 will be adjusted for relevant DPU or FERC audit adjustments.

                      (ii) All Jet units including: L Street; Edgar; Mystic; Framingham; and West Medway.

                      (iii) Pilgrim Nuclear Station, less the 25.73133% share (Contract Share) covered by Pilgrim unit sales contracts (Contract Customers). This plant balance shall also include the balances for materials and supplies, nuclear intangibles and allocated share of nuclear Stabilizer Line.

                      (iv) Step up transformers at BECo's generating units which are excluded from BECo's transmission rates.

                      (v)     General plant allocated to generation.

                      (vi)    Generation related property held for future use.

                      (vii)   LaGrange Street property in Newton,
                              Massachusetts (1995 FERC Form 1, p. 221).

             1.1(b) Regulatory Assets (Schedule 1, Page 6) -------------------------------------- shall include generation's share (net of the Pilgrim Contract Share) of the following December 31, 1995(2) obligations or net book balances that are unrecovered as of December 31, 1997:

                      (i)     FAS 109.

                      (ii)    National Energy Policy Act (NEPA) payments.

                      (iii)   Unamortized ITC (Investment Tax Credit).

                      (iv)    FAS 106 Deferral and Transition Obligations.

     1.2     Carrying Charge Component (Schedule 1, Page 2, Col. B) -
             ------------------------------------------------------
             Revenues sufficient to provide an overall pre-tax carrying charge on stranded investment shown on Capital shown on Schedule 1, page 14(3), which is based on a combined State and Federal income tax rate of 39.225 percent multiplied by the average of the beginning and ending balances in each calendar year beginning in the year of the Retail Access Date, of the sum of the following:

             1.2(a) Unrecovered net book value of BECo's generation investments as defined in 1.1(a) above and as calculated on Page 5 of Schedule 1; plus

[FN]
____________________
(2) The balances in Schedule 1 will be adjusted for relevant DPU or FERC audit adjustments.

(3) The carrying charge on capital shown on Schedule 1, page 14 shall be used as the return whenever referenced throughout this Agreement. However, the return so calculated will be adjusted in accordance with Section 1.7.

             1.2(b) Unrecovered net book value of generation related Regulatory Assets as defined in 1.1(b) above and as calculated on Page 6 of Schedule 1; less

             1.2(c) Deferred Taxes as shown in Schedule 1, Page 14, Col. C, which are calculated on Schedule 1, page 13, as equal to the combined State and Federal Income Tax rate of 39.225 percent, multiplied by the sum of the unrecovered:

                      (i)     net book value of BECo's generation investment;
                              plus

                      (ii) net book value of generation related regulatory assets; less

                      (iii) balance of generation investment for tax purposes; less

                      (iv) balance of generation related regulatory assets for tax purposes.

     1.3     Transmission Wheeling (Schedule 1, Page 2, Col. D) -
             --------------------------------------------------
             Forecast costs associated with the transmission of electricity from BECo's entitlements as of 12/31/95 in Wyman Unit 4, which is located off BECo's transmission system, together with support payments to Central Maine Power which are necessary for the transmission of this entitlement. These costs are excluded from recovery under BECo's open access transmission tariffs.

     1.4     Residual Value Credits - Fossil (Schedule 1, Page 2, Col. F) -
             ------------------------------------------------------------
             BECo shall implement Fossil Residual Value Credits (FRVCs) as a direct offset to the Access Charges authorized under this Settlement. The FRVCs shall be calculated as follows:

             1.4(a) Fossil sale or spin-off proceeds (including sale of generation related property held for future use and La Grange Street property in Newton received by BECo; less

             1.4(b) Any revenues lost or gained by BECo between the Retail Access Date and the divestiture date measured by the difference between the revenue from the unit that BECo would have collected from the fully allocated (e.g. including A&G) generation portion of DPU 92-92 rates and the market revenues from the units plus any Access Charge revenues related to the unit sold. However, the total lost revenues so calculated shall not exceed $0.008 per kilowatt-hour times the number of kilowatt-hours delivered by BECo during the period between the Retail Access Date and the date of divestiture(4); less

[FN]
____________________
(4) If BECo sells its generating facilities in more than one transaction, the revenues lost shall be allocated based on unit capacity costs in the FERC tariff #6 in effect at the signing of this Agreement.

             1.4(c) BECo's share of capital investments for that unit demonstrated to be prudently incurred after December 31, 1995, excluded from the plant balances in Section 1.1 above; less

             1.4(d) The book value at date of sale of items included as consideration of the sale proceeds that are not included in the recovered balances shown on pages 3 and 4 or recovered elsewhere in this attachment. Such items may include materials and supplies, as well as fossil fuel.

             1.4(e) Reasonable costs associated with the sale process including any reasonable internal costs (such internal costs cannot exceed $1,000,000) incurred for the performance of tasks that otherwise would have been outsourced as well as the cost of refinancing associated with the units' sale or spin-off; less

             1.4(f) Any reasonable cost of removal or site clean up costs of the fossil facilities including any such costs incurred by BECo to prepare the facilities for sale and any such costs for which BECo remains liable for up to ten years following the sale of said facilities.

             The closings associated with the sale of BECo's assets may occur at different times. Thus, after Retail Access Date, as part of the annual update of the Access Charge the balance remaining at year end from the items above that have not already been included in a previous FRVC shall be credited to the Fixed Component of the Access Charge in equal annual monthly amounts over the period commencing on the date that the FRVC is implemented through December 31, 2009. However, if the balance of items above not previously included in a FRVC exceeds $13 million, an interim FRVC for the outstanding balance of the items above will be implemented to start the flow back to customers within three months of receipt of funds. The annualized amount of each year's FRVC credit shall be calculated as an annuity based on the amortization and the pretax carrying charge on the unamortized credit balance net of tax impacts as outlined in Sections 1.1 and 1.2 above. Since both proceeds and costs are recovered through this account there are some FRVCs that may be negative. However, the sum of all the FRVCs for all the years may not be less than zero. If the sale of assets, whose costs have been included in the Access Charge, occurs after December 31, 2009, BECo shall implement a Residual Value Credit following that date to amortize the proceeds with the return specified above, over no more than five years.

     1.5     Residual Value Credit - Nuclear (Schedule 1, Page 2, Col. F) -
             ------------------------------------------------------------
             A plan for the market valuation (excluding decommissioning liabilities and funds) of Pilgrim will be filed on or before January 1, 1999 and the valuation will be completed by December 31. 2002. Within three months after the completion of the market valuation as provided for in this section or in
             Section 1.8 below, BECo shall
             implement a Pilgrim Residual Value Credit (PRVC) as a direct offset to the Access Charges authorized under this Settlement. The PRVC shall be calculated as follows:

             1.5(a)   The market valuation times 74.26867% ("BECo's Share");
                      less

             1.5(b) BECo's Share of undepreciated capital investments incurred after December 31, 1995, excluded from the plant balances in Section 1.1 above; less

             1.5(c) BECo's Share of reasonable costs associated with the sale or market valuation process including any reasonable internal costs (such internal costs shall not exceed $1,000,000) incurred for the performance of tasks that otherwise would have been outsourced as well as the cost of refinancings; less

             1.5(d) BECo's Share of any cost of removal or site clean up costs not otherwise reflected in Decommissioning or Post-Shutdown Costs as defined in Section 2.1.(c) of this Attachment. If the unit is sold but the Decommissioning liability remains with BECo, BECo will continue to collect the Decommissioning amounts through the Variable Component of the Access Charge. If the decommissioning liability is transferred to the buyer as part of the sale, BECo will cease collection of the decommissioning amount as reflected in the reconciliation account Section 2.9(a)(ii) below.

             The PRVC from Pilgrim shall be credited to the Fixed Component in equal annual amounts over the period commencing on the date the PRVC is implemented through December 31, 2009. The annualized amount of the PRVC credit shall be calculated as an annuity based on the amortization and the pretax carrying charge on the unamortized credit balance net of tax impacts as outlined in Sections 1.1 and 1.2 above.

     1.6     Valuation of Pilgrim if shutdown prior to market valuation under
             ----------------------------------------------------------------
             section 1.5 above
             -----------------

             If BECo notifies the DPU of its decision to shutdown Pilgrim prior to completion of the market valuation plan outlined above, then BECo will perform the following steps:

             1.6(a) Within three working days of shutdown notification BECo will publish a notice in the Wall Street Journal and send letters to the CEOs of all utilities with nuclear operations that the plant is available for sale to qualified buyers and that any party interested in purchasing Pilgrim may file a statement of intent to purchase the unit with an indicative bid within ten working days of the published notice with BECo. Such filing will require a bidder's deposit of $1 million.

             1.6(b) Within ten working days of the receipt of the statement of intent to purchase the unit, BECo will provide the DPU with an evaluation of such indicative bids. An appropriate summary of the evaluation will be made available to the public by Boston Edison. If within 60 days of receipt of the evaluation, the DPU does not order BECo to sell the plant, then the market value will be deemed zero for purposes of this section. The Company may proceed with decommissioning the plant. The deposits will be returned to bidders. After commencement of decommissioning any proceeds from the site or unit not otherwise credited to decommissioning will be credited to customers as part of the annual reconciliation under Section 2.9 of this agreement.

             1.6(c) If the DPU requires the Company to sell Pilgrim, BECo will recover all nuclear operating costs through the access charge reconciliation account as described in section 2.2(b) and the deposits will be returned to all bidders.

     1.7     Residual Value Credit - For Changes in Carrying Charges Including
             -----------------------------------------------------------------
             Refinancings, Repurchases, Retirements of Securities and
             --------------------------------------------------------
             Securitization
             --------------

             1.7(a) If directed by the legislature, BECo shall be required to implement securitization on a timely basis, if implementation would produce net savings to consumers after taking into account all transaction costs including call provisions and prepayments, if applicable.

             1.7(b) Any and all financing savings associated with the issuance of securities by the Company, a government agency, or any corporation established by the government that pledge, assign, or have security interest in the assets and/or the cash flows associated with any portion of the Access Charge ("securitization") shall be allocated to the Access Charge through the Adjustment for Residual Value Credits on Page 2 of Schedule 1. The amount will be calculated by multiplying the average balance of the securitized amount by the reduction in the "Carrying Charge." The average balance of the securitized amount will be the actual daily average of the amount of the "Average Net Balance" of Schedule 1, page 14, column E, that has been securitized after adjustment for issue costs. The reduction in the "Carrying Charge" will be the difference between the rate of return on the securitization issues and the "Carrying Charge" of 10.88% shown on Schedule 1, page 14 as adjusted for any and all previous changes in capital costs as provided in this Section. Neither the Carrying Charge on Capital nor the interest rate on securitized debt is intended to represent an agreement as to an allowed rate of return as determined in a retail rate case, nor is it to be used for any other purposes (such as AFUDC), nor does it establish precedent for future proceedings, nor is it binding on the parties except with respect to the matters set forth in this Agreement.

             1.7(c) The Carrying Charge rate on Schedule 1, page 14 will be updated for the actual State and Federal Income Tax rates and the difference in the Annual Return on Unamortized Balance will be debited or credited to the Access Charge through the Residual Value Credit.

     1.8     Residual Value Credit - Carrying charge on FAS 106 unfunded
             -----------------------------------------------------------
             balances -
             --------   The difference between the carrying charge provided
             for in Section 1.2 and the discount rate for FAS 106 that is used to calculate the updated balance in Section 1.9 below shall be applied to the unfunded FAS 106 balance, net of any deferred tax impact, and this amount shall be credited to the Residual Value Credit account.

     1.9     Residual Value Credit for Updated balances for Specific
             -------------------------------------------------------
             Regulatory Assets as of 12/31/97 -
             --------------------------------   As of 12/31/97 BECo shall
             reconcile the balances in Section 1.1(b) for the unrecognized transition obligation, prior service cost, and unrecognized gains or losses in the accumulated post-retirement benefit obligation associated with the FAS 106 transition obligation; and the pension obligation under FAS 87 for the amount of unrecognized transition obligation, prior service obligation and unrecognized gains and losses only to the extent that such gains and losses exceed five percent of plan assets or liabilities. BECo shall make cash contributions to the respective trust funds for the FAS 106 and FAS 87 obligations under this section and Section 2.5 as rapidly as permitted under tax law up to the level of revenues collected for this purpose.(5) Any revenues associated with these obligations that cannot be immediately funded shall be put into a separate account on the books to be reserved with carrying charges at the rate provided in Section 1.2 until tax deductible funding becomes possible. For this purpose, the FAS 87 pension obligation includes section 401(h) post-retirement health care benefits. The one-time adjustment associated with FAS

[FN]
____________________
(5) BECo's post divestiture FAS 106 and FAS 87 gains or losses recognized on BECo's books shall be reflected in distribution rates to customers and shall neither be retained nor borne by BECo.

             106 and FAS 87, whether positive or negative, shall be subtracted from or added to the schedules for prospective recovery of FAS
             106. In addition, BECo will reconcile the balances for the FAS 109 regulatory asset. The changes in each of the balances will be only the generation portion of these balances. This amount will be amortized over the period ending December 31, 2009 with the appropriate carrying charges used for the individual regulatory assets and credited or debited through the Residual Value Credit account.

     2.0     The Variable Component of the Access Charge
             -------------------------------------------

             The variable component of the access charge is shown on Schedule 1, page 3. The amounts in the variable component are forecast and are reconciled to the actual charges in the reconciliation account. This charge includes:

     2.1     Pilgrim Fixed Operating Costs, Decommissioning and Other Post
             -------------------------------------------------------------
             Shutdown Costs (Schedule 1, page 3, Column B) -
             ---------------------------------------------   The amounts in
             this schedule are made up of three components as described in Sections 2.1(a), 2.1(b) and 2.1(c) below:

     2.1(a)  Revenues sufficient to cover Pilgrim Fixed Operating Costs -
             ----------------------------------------------------------   In
             each of the years 1998, 1999 and 2000 Boston Edison shall receive revenues equal to the lower of $23 million (as adjusted below) or the sum of BECo's Share of Pilgrim's annual property taxes (excluding any Pilgrim property tax recovered under Section 2.4 below), NRC fees, insurance and the cost of minimum security requirements. In any calendar year, the $23 million will be reduced by $2 million a year for every percent the capacity factor of the unit is below 68%, however, the amount will never be negative. If less than a full year is applicable, the amount under this section shall be prorated to a monthly amount. If BECo informs the DPU of its decision to permanently shut down Pilgrim, future revenues under this Section 2.1(a) will cease on the date of such notification and the year to date capacity factor will be used. If Pilgrim is sold, the revenues covering fixed operating costs included in this section will continue to be received but will be flowed through to the purchaser.

     2.1(b)  Pilgrim Decommissioning Costs -
             -----------------------------    Decommissioning costs for
             Pilgrim will be the estimated nuclear decommissioning costs shown on Schedule 1, Page 8. These costs include all charges, for, decommissioning and site restoration. Any net incremental decommissioning costs caused by operations after the later of the Retail Access Date or the date when the Department prescribes a method of distinguishing net incremental decommissioning costs from decommissioning costs as described in DPU 96-100 page 288, (December 30 1996) shall be excluded. Recovery of these decommissioning costs shall be subject to the regulatory authority of the agencies having jurisdiction over the operation and collection of such funds. The decommissioning funds received under this section will be placed in irrevocable trusts maintained in accordance with 18 C.F.R. 35.32, 35.33, and relevant State, or Federal laws and regulations which may be in effect from time to time. Upon the completion of decommissioning any remaining balances in the decommissioning trust accounts will be returned to customers through a credit to the Reconciliation Account. Decommissioning amounts will be adjusted as decommissioning studies for Pilgrim are updated. These decommissioning studies will be updated no less than every two years and the updated decommissioning amounts will be reflected in the reconciliation account under Section 2.9(a)(ii) below. By June 30, 1998, BECo will prepare a detailed early shutdown plan that can be updated easily and that can form the basis to expedite the preparation of a NRC Post-Shutdown Decommissioning Activities Report (PSDAR) under 10 C.F.R. 50.82 in the event of early shutdown.

     2.1(c)  Pilgrim Post-Shutdown Costs -
             ---------------------------   Upon BECo's notification to the
             DPU of its decision to permanently shut down Pilgrim, BECo's Share of Pilgrim's reasonable post shutdown costs not recovered through the decommissioning account will be recovered as an addition to the "actual decommissioning" reconciliation account on Schedule 2, page 1. The shutdown notification to the DPU shall include BECo's estimate of the post shutdown costs not covered by the decommissioning fund for the 24 month period following the shutdown date. Within 60 days of receipt of BECo's estimate, the DPU shall either (1) notify BECo of its approval of the estimate or (2) schedule a hearing to resolve questions regarding the estimate. BECo shall be allowed to collect revenues through the Access Charge based upon its estimate, subject to refund after a final order has been issued by the DPU. Such refunds, if any, shall include interest (at the Carrying charge on Capital as shown in Schedule 1, page 14) on the overcollected amount balance. Notwithstanding DPU approval of the budget estimate, the actual costs will be reconciled (with an explanation of significant variances) and recovered as described in Section 2.9

             If as a result of its failure to file with the NRC a PSDAR within one year from the later of:

                      (i) the date of notification to the DPU of its decision to shut down Pilgrim; or

                      (ii)    expiration of the 60 day period identified in
                              section 1.6(b),

             BECo is unable to use moneys from the decommissioning fund for decommissioning, the monthly amounts recovered under this section 2.1(c) will be reduced by 2% per month until the level of 76% is reached. The amount recovered will remain at 76% until such time as BECo files a PSDAR with the NRC at which time the recovery shall return to 100%.

     2.2     Above Market Payments to Power Suppliers (Schedule 1, Page 3,
             -------------------------------------------------------------
             Col. E )
             -------- will be:

     2.2(a) all payments by BECo for Long-Term Power Supply Contracts including any decommissioning or post shutdown costs for Connecticut Yankee and Mass Yankee; less

     2.2(b) the market value realized from the resale of electricity purchased under the contracts into the wholesale market or if the supply contracts are used to support the standard offer, the market price will be deemed to be the standard offer prices paid by the customers; plus

     2.2(c) Economic Buyout Payments agreed to by BECo after June 1, 1997 associated with those contracts.

             Long-Term Power Supply Contracts shall be all power supply contracts in place as of December 31, 1995, between BECo and a third party supplier, continuing to the termination date of each contract. Supply Contracts are listed on Schedule 1, page 9 of this Attachment. Economic Buyout Payments will be all reasonable payments by BECo associated with the early termination of Long-Term Power Supply Contracts or costs incurred to reduce payments under those contracts.

     2.3     Above Market Fuel Transportation (Schedule 1, Page 3, Col. G)
             -------------------------------------------------------------
             as shown in Schedule 1, Page 12, will be the sum of BECo's continuing long-term payment obligations associated with
             (i) Capacity Payments to Gas Pipelines less (ii) the market value of that capacity (see Schedule 1, page 12).

     2.3(a) Capacity and Fixed Energy Payments to Interstate Natural Gas Pipelines will be all capacity and fixed energy payments for Interstate Pipeline Capacity Contracts in effect as of December 31, 1995. They include contracts with:

                      (1)  Iroquois Gas Transmission System, L.P.
                      (2)  Tennessee Gas Pipeline Company
                      (3)  Texaco Natural Gas Inc.
                      (4)  Associated Gas Services Inc.
                      (5)  Phibro Division of Salomon Inc.
                      (6)  Central Hudson Gas & Electric Corporation
                      (7)  Renaissance Energy (U.S.) Inc.
                      (8)  Boston Gas Company

     2.3(b) The Market Value of Capacity Payments to Interstate Natural Gas Pipelines will equal the actual proceeds associated with the sale or assignment or termination of contractual obligations. For the purposes of calculating the Access Charge and amount included in the Reconciliation Account prior to the date that BECo's contractual entitlements to the pipeline capacity are assigned to a non-affiliate, the Market Value of Capacity Payments to Interstate Natural Gas Pipelines equals the amounts shown on page 12 of Schedule 1, which are deemed to be 50 percent of such capacity payments.

     2.4     Payments in Lieu of Property Taxes (Schedule 1, Page 3, Col. H)
             ---------------------------------------------------------------
             for generation facilities will include all reasonable costs incurred by BECo (but excluding the Contract Customer Portion of Pilgrim costs) or its affiliates associated with payments in lieu of property taxes to the cities and towns in which BECo owns generating facilities as of December 31, 1995 to mitigate the loss of tax revenues that those cities and towns would otherwise incur in connection with restructuring. For the purposes of calculating the Variable Component of the Access Charge on page 3 of Schedule 1, the Payments in Lieu of Property Taxes are assumed to be zero.

     2.5     Employee Severance and Retraining (Schedule 1, Page 3, Col. I)
             --------------------------------------------------------------
             will include all reasonable costs and expenses incurred by BECo (but excluding the Contract Customer Portion of Pilgrim costs) or its affiliates associated with the adjustment of their workforces in connection with the implementation of retail access or divestiture, including, but not limited to early retirement, severance, retraining and other reasonable costs. For the purposes of calculating the Variable Component of the Access Charge on page 3 of Schedule 1, the Employee Severance and Retraining Costs are assumed to be zero.

     2.6     Damages, Costs, or Net Recoveries from Claims (Schedule 1, Page
             ---------------------------------------------------------------
             3, Col. J)
             ---------- by or against third parties shall include all damages, costs, or recoveries associated with BECo's generating business (but excluding the Contract Customer Portion of Pilgrim costs) which accrued prior to the divestiture date and which were not assigned to BECo's successor in interest, recovered from BECo's insurance carriers, or the result of gross negligence. For the purposes of calculating the Variable Component of the Access Charge on page 3 of Schedule 1, Damages, Costs, or Net Recoveries from claims were assumed to be zero.

     2.7     Performance Based Rate for Pilgrim (Schedule 1, Page 3, Col. K)
             ---------------------------------------------------------------
             Performance Based Rates for Pilgrim will include the sum of the following three items:

     2.7(a) So long as BECo continues to operate Pilgrim, from the Retail Access Date through December 31, 2000. Performance Based Rates will include:

             (i) 25 percent of the total reasonable operating costs (but excluding the Contract Customer Portion of Pilgrim costs), including payroll and property taxes and other variable costs and post 12/31/95 capital additions, on a cost of service basis associated with Pilgrim that are not otherwise recovered in the Access Charge under section 2.4 Payments in Lieu of Property Taxes or Section 2.5 Employee Severance and Retraining: less

             (ii) the revenues (but excluding the Contract Customer Portion of Pilgrim revenues) from sales of 25 percent of Pilgrim's capacity and related energy produced (but excluding the Contract Customer Portion of Pilgrim energy and capacity). These revenues exclude revenues collected under Sections 1.5, 1.6, 2.1, 2.4, 2.5 and 2.6 above.

     2.7(b) If Pilgrim is required to support the Standard Offer, BECo will receive the prices shown on Attachment 4 "Term Sheet for Bidding Standard Offer Service Including Fuel Index", Section 3 "Payments by Distribution Company" in the table "Distribution Company Rates". To the extent that Pilgrim forgoes market revenues higher than the Standard Offer because of its requirement to support the Standard Offer and it operates at a loss, it may recover such loss up to the amount of the revenues foregone through this account in the succeeding year. In so far as the annual amount in Section 2.7(a) above is positive (i.e. costs exceed revenues) a loss shall be deemed to have occurred. Thus the profit to loss calculation excludes the Pilgrim Contract Customers revenues and expenses and it excludes revenues under Sections 1.5, 1.6, 2.1, 2.4, 2.5 and 2.6 above.

     2.7(c) The PBR for Pilgrim shall recover BECo's share of the book value of the actual final nuclear fuel core at shutdown which will be recovered in equal amounts, including a carrying charge on the unrecovered balance at the Carrying Charge Rate shown on Schedule 1, page 14, as adjusted by Sections 1.2 and 1.7 over three years after shutdown.

     2.8 Base Total Variable Component (Schedule 1, Page 3, Col. L) ---------------------------------------------------------- is the
             sum of the variable components outlined in section 2.1 through
             2.7 above.

     2.9     The Reconciliation Account (Schedule 1, Page 3, Col. M)
             -------------------------------------------------------
             is calculated in Schedule 2.

     2.9(a)  Annual Reconciliation Adjustment (Schedule 2, Page 2, Col. B)
             -------------------------------------------------------------
             is calculated on Schedule 2, Page 1 and will be the sum of the two following components:

             (i) Revenue Adjustment (Schedule 2, Page 1, Col. B through Col. F) is calculated as follows: The estimated retail kWh delivered in Col. B are subtracted from the actual retail kWh delivered in Col. C to arrive at the surplus or (deficit) kWh in Col. D. The balance in Col. D is multiplied by the Access Charge Billed in Col. E to arrive at an over collection or (shortfall) in Col. F.

             (ii) Variable Cost Adjustment (Schedule 2, Page 1, Col. G through Col. R) adjusts the base total variable component (2.8 above) for the actual costs experienced for the items in 2.1 through 2.7 above.

     2.9(b) Deferral of Retail Access Date (Schedule 2, Page 2, Col. C) ----------------------------------------------------------- This
             amount is calculated as follows: for each month that Retail Access Date is delayed, the monthly amount of the fixed component of the Access Charge shown on Schedule 1, Page 1, Col. C will be accumulated. This amount will be reduced by the monthly amount of the annual amortization shown Schedule 1, Page 5, Col. F and

             Schedule 1, Page 6, Col. D as adjusted by section 1.9 and the associated return computed in accordance with section 1.2 of this Agreement. The monthly adjustment shall be accumulated in the Reconciliation Account established below, and will be reflected in the adjustments to the Access Charge commencing on January 1, 2001.

     2.9(c)  Asset Balance Adjustments, Actual Generation & Related
             ------------------------------------------------------
             Transmission (Schedule 2, Page 2, Col. D)
             ----------------------------------------- The Transmission
             Wheeling referenced under Section 1.3 above will be adjusted in this account so that only the actual expense incurred by BECo will be recovered in the Access Charge. The Generation Related Transmission on Schedule 1, Page 5 will be adjusted for the actual amount not recovered in the transmission rates.

     2.9(d) Access Charge Mitigation (Schedule 2, Page 2, Col. E) ----------------------------------------------------- From
             January 1, 2001 through December 31, 2009, an Access Charge Mitigation Incentive shall increase the Variable Cost Component when BECo mitigates the Access Charge and reduces the cumulative average of the cents per kilowatt-hour Access Charge below the 1998 Access Charge 3.51 cents as shown on Schedule 1 page 1,
             Col. H. The schedule of rewards for each level of the cumulative average Access Charge in each year from 2001 through 2009 is shown on Schedule 1, page 4.

     2.9(e)  Annual Shortfall/Excess (Schedule 2, Page 2, Col. F)
             ---------------------------------------------------- is the total of items 2.9(a) through 2.9(d) above.

     2.9(f)  Annual Pre-tax Carrying Charge Component (Schedule 2, Page 2,
             -------------------------------------------------------------
             Col. G)
             ------- is the balance of the prior year in the account as shown in Col. I multiplied by the Carrying Charge Rate shown on
             Schedule 1, Page 14, as updated by Sections 1.2 and 1.7.

     2.9(g)  Collection of Prior Year Balance, Including Interest (Schedule 2,
             -----------------------------------------------------------------
             Page 2, Col. H)
             --------------- is the amount collected in rates as shown on
             Schedule 1, page 3, Col. N. This amount cannot allow the Base Access Charge to exceed 3.51 cents/kWh in 1998 or 3.35 cents/kWh in later years. If the amount to be recovered would cause the Access Charge to exceed 3.51 cents/kWh in 1998, the amount will be reduced to 3.51 cents/kWh and the remainder will be left in the reconciliation account and will earn a return. If the amount to be recovered would cause the Access Charge to exceed 3.35 cents/kWh in any year after 1998, the amount will be reduced to cause the Access Charge to equal 3.35 cents/kWh and the remainder will be left in the reconciliation account and will earn a return. However, any Reconciliation Account adjustments that cause the annual Access Charge to increase or decrease by more than 0.2 cents per kilowatthour over the prior year shall be amortized with a carrying charge over the succeeding three years.

     2.9(h)  End of Year Account (Schedule 2, Page 2, Col. I)
             ------------------------------------------------ reflects the ongoing balance in the reconciliation account. It reflects the prior year's balance adjusted for current year adjustments, return on the outstanding balance less recoveries or payments in the current year.

                                                  Boston Edison Company                            Attachment 3
                                                Summary of Access Charges                                Schedule 1
                                                                                                       Page 1 of 14

             Estimate of                                                                                     Base
Line           BECo.                                                                         Total          Access
  #    Year   GWH Sales          Fixed Component               Variable Component        Access Charge      Charge
  -    ----   ---------          ---------------               ------------------        -------------      ------

                           $ in Millions  cents per kWh   $ in Millions  cents per kWh   $ in Millions   cents per kWh

       Col. A  Col. B         Col. C         Col. D          Col. E         Col. F          Col. G          Col. H

                                          (Col.C/Col.B)                  (Col.E/Col.B)   (Col.C+Col.E)   (Col.G/Col.B)
   1   1998       13,045            $208           1.60            $250           1.91            $458            3.51
   2   1999       13,187             192           1.46             250           1.89             442            3.35
   3   2000       13,329             202           1.51             245           1.84             447            3.35
----------------------------------------------------------------------------------------------------------------------
   4   2001       13,445             137           1.02             223           1.66             360            2.68
   5   2002       13,547             131           0.96             213           1.57             343            2.53
   6   2003       13,693             124           0.91             221           1.62             345            2.52
   7   2004       13,822             118           0.85             226           1.63             344            2.49
   8   2005       13,839             112           0.81             233           1.69             345            2.49
----------------------------------------------------------------------------------------------------------------------
   9   2006       13,920             106           0.76             232           1.67             338            2.43
  10   2007       14,024             100           0.71             226           1.61             326            2.32
  11   2008       14,019              94           0.67             216           1.54             310            2.21
  12   2009       14,159              88           0.62             220           1.55             308            2.18
  13   2010       14,301               1           0.01             230           1.61             231            1.61
----------------------------------------------------------------------------------------------------------------------
  14   2011       14,444               1           0.01             208           1.44             209            1.45
  15   2012       14,588               1           0.01             140           0.96             141            0.97
  16   2013       14,734               1           0.01             101           0.69             103            0.70
  17   2014       14,881               1           0.01              60           0.40              61            0.41
  18   2015       15,030               1           0.01              68           0.46              70            0.46
----------------------------------------------------------------------------------------------------------------------
  19   2016       15,181               1           0.01              59           0.39              60            0.40
  20   2017       15,332               0           0.00               0           0.00               0            0.00
  21   2018       15,486               0           0.00               0           0.00               0            0.00
  22   2019       15,641               0           0.00               0           0.00               0            0.00

     Legend:
     ------
             Col. B  Per DPU 96-23 filing dated February 16, 1996                  Col. E  Schedule 1, Page 3, Col. N
             Col. C  Schedule 1, Page 2, Col. H

NOTE: Numbers may not add due to rounding on this Schedule
                                                                                                        06/06/97  12:00 PM

                                                  Boston Edison Company                            Attachment 3
                                                Summary of Access Charges                         Schedule 1
                                                     Fixed Component                            Page 2 of 14
                                                             $ in Millions

                             Pre-Tax        Amortization                                                  Net Fixed
                            Return on            of                                                       Component
                            Generation       Generation     Transmission                 Adjustment       Including
                             Related          Related        in Support       Base          for         Adjustment for
                          Investment and   Investment and    of Remote        Total       Residual         Residual
Line                        Regulatory       Regulatory      Generating       Fixed        Value            Value
  #   Year                    Assets           Assets          Assets       Component      Credit           Credit
  -   ----                    ------           ------          ------       ---------      ------           ------

      Col. A                  Col. B           Col. C          Col. D        Col. E        Col. F           Col. G

                                                                           (Cols. B+C+D)                (Col.E+Col.F)
   1   1998                          $86             $121             $1         $208            $0               $208
   2   1999                           72              119              1          192             0                192
   3   2000                           63              138              1          202             0                202
----------------------------------------------------------------------------------------------------------------------
   4   2001                           54               82              1          137             0                137
   5   2002                           48               82              1          131             0                131
   6   2003                           42               82              1          124             0                124
   7   2004                           35               82              1          118             0                118
   8   2005                           29               82              1          112             0                112
----------------------------------------------------------------------------------------------------------------------
   9   2006                           23               82              1          106             0                106
  10   2007                           17               82              1          100             0                100
  11   2008                           11               82              1           94             0                 94
  12   2009                            6               82              1           88             0                 88
  13   2010                                                            1            1             0                  1
----------------------------------------------------------------------------------------------------------------------
  14   2011                                                            1            1             0                  1
  15   2012                                                            1            1             0                  1
  16   2013                                                            1            1             0                  1
  17   2014                                                            1            1             0                  1
  18   2015                                                            1            1             0                  1
----------------------------------------------------------------------------------------------------------------------
  19   2016                                                            1            1             0                  1
  20   2017                                                            0            0             0                  0
  21   2018                                                            0            0             0                  0
  22   2019
             Total Amortization                     1,112

       Legend:
       ------
       Col. B   Schedule 1, Page 14, Col. F
       Col. C   Amorization used to levellize rates for 1998 - 2000, straight line plus excess NCIO thereafter until the assets are fully depreciated
       Col. G   Actual Market Valuation will be credited in Reconciliation Account

                                                                                                        06/06/97  12:00 PM

                                                  Boston Edison Company                            Attachment 3
                                                Summary of Access Charges                            Schedule 1
                                                   Variable Component                              Page 3 of 14
                                                                   $ in Millions

                 Nuclear
                 Decomm.            Power Contracts
                 & other      ===========================      Future      Above      Payments
                   Post       Power      Assumed    Above      Power      Market     in Lieu of
Line             Shutdown     Total      Market     Market    Contract     Fuel       Property
  #    Year       costs     Obligation    Value    Payments   Buyouts    Transport     Taxes
  -    ----      --------   ----------    -----    --------   -------    ---------     -----

       Col. A     Col. B      Col. C     Col. D     Col. E     Col. F     Col. G       Col. H

                                                (Col.C - Col.D)
   1   1998            36          318       114        204         $0         $10           $0
   2   1999            37          327       124        203          0          10            0
   3   2000            37          324       124        199          0           8            0
-----------------------------------------------------------------------------------------------
   4   2001            14          329       120        209          0           0            0
   5   2002            15          315       117        198          0           0            0
   6   2003            15          327       121        206          0           0            0
   7   2004            16          334       124        210          0           0            0
   8   2005            16          346       129        217          0           0            0
-----------------------------------------------------------------------------------------------
   9   2006            17          346       130        216          0           0            0
  10   2007            17          342       133        208          0           0            0
  11   2008            18          335       137        198          0           0            0
  12   2009            18          342       140        201          0           0            0
  13   2010            19          356       145        211
-----------------------------------------------------------------------------------------------
  14   2011            19          304       116        188
  15   2012            20          202        82        120
  16   2013                        171        69        101
  17   2014                        109        48         60
  18   2015                        118        50         68
-----------------------------------------------------------------------------------------------
  19   2016                         98        39         59
  20   2017

                 Employee      Damages,          PBR for
                 Severance   Costs, or Net    Nuclear Units      Base
                    and       Recoveries     Remaining after     Total      Recon-         Total
Line            Retraining       from            Market        Variable    ciliation     Variable
  #    Year        Costs        Claims          Valuation      Component    Account      Component
  -    ----        -----        ------          ---------      ---------    -------      ---------

       Col. A     Col. I        Col. J           Col. K         Col. L      Col. M        Col. N

                                                                                     (Col. L + Col. M)
   1   1998             $0              $0                $0        $250          $0          $250
   2   1999              0               0                 0         250          (0)          250
   3   2000              0               0                 0         245           0           245
--------------------------------------------------------------------------------------------------
   4   2001              0               0                 0         223           0           223
   5   2002              0               0                 0         213           0           213
   6   2003              0               0                 0         221           0           221
   7   2004              0               0                 0         226           0           226
   8   2005              0               0                 0         233           0           233
--------------------------------------------------------------------------------------------------
   9   2006              0               0                 0         232           0           232
  10   2007              0               0                 0         226           0           226
  11   2008              0               0                 0         216           0           216
  12   2009              0               0                 0         220           0           220
  13   2010                                                          230           0           230
--------------------------------------------------------------------------------------------------
  14   2011                                                          208           0           208
  15   2012                                                          140           0           140
  16   2013                                                          101           0           101
  17   2014                                                           60           0            60
  18   2015                                                           68           0            68
--------------------------------------------------------------------------------------------------
  19   2016                                                           59           0            59
  20   2017                                                            0           0             0

       Legend:
       ------
       Col. B           Schedule 1, Page 7, Col. B, plus Page 8 Col.D
       Col. C           Schedule 1, Page 9, Col.N
       Col. D           GWH on Page 10 multiplied by forecast Market price from MECO's filing DPU 96-25
       Col. G           Schedule 1, Page 12, Col. D
       Col. F & H-K     Forecast as zero
       Col. L           Col. B + Col. E + Col. F + Col. G + Col. H + Col. I + Col. J + Col. K
       Col. M           Schedule 2, Page 2, Col. I for the prior year, but this amount cannot allow the rate on Schedule 1, Page 1 Column H to exceed 3.51 any excess will be deferred as explained under section 2.9
       Col. B-K         Actual costs will be used for reconciliation as shown in Schedule 2 page 1

                                                                                                        06/06/97  12:00 PM

                                                  Boston Edison Company                            Attachment 3
                                                     Access Charges                               Schedule 1
                                            Access Charge Mitigation Incentive                  Page 4 of 14
                                          Mechanism  -- Illustrative Calculation

                            Cumulative
                              Rolling                    Nominal
                 Base         Average                    Annual      Impact
                Access        Access      Cumulative   Incremental     on
Line            Charge        Charge        Bonus         Bonus      Access
  #    Year   (cents/kWh)   (cents/kWh)    Allowed      Required     Charge
  -    ----   -----------   -----------    -------      --------     ------

       Col. A    Col. B        Col. C       Col. D        Col. E      Col. F
   1   1998          3.51          3.51                        0.0     0.00    ---------------------------------------
   2   1999          3.35          3.43                        0.0     0.00    Legend:
   3   2000          3.35          3.40                        0.0     0.00    ------
---------------------------------------------------------------------------      Col. B  Schedule 1, Page 1, Col. H
   4   2001          2.68          3.22          8.9          11.5     0.09      Col. C  Cumulative average of current
   5   2002          2.53          3.08         15.1           8.6     0.06              & prior years shown in Col. B
   6   2003          2.52          2.99         20.4           7.7     0.06      Col. D  For any given year based
   7   2004          2.49          2.92         25.0           7.2     0.05              upon cumulative average
   8   2005          2.49          2.87         28.7           6.2     0.04              access charge, interpolate
--------------------------------------------------------------------------------         bonus from the table below:
   9   2006          2.43          2.82         32.1           6.0     0.04      Col. E  (Col. D current year -
  10   2007          2.32          2.77         35.3           6.0     0.04              Col. D prior year) *
  11   2008          2.21          2.72         38.3           6.1     0.04              (1 + WACC AT) ^ n, where
  12   2009          2.18          2.67         40.7           5.4     0.04              n = number of years since
                                                                                         1998 +1, and WACC AT is
                                                                                         the weighted cost of capital
                                                                                         after-tax equal to      6.61%
                                                                                 Col. F  Col. E / GWH sales shown on
                                                                                         Sch 1, Page 1, Col. B current
                                                                                         year
                                                                               ---------------------------------------


     Assumptions:
     1998 $ NPV Cumulative Bonus/(Penalty)

Rolling Average
Access Charge        1998    1999    2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
-------------        ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                1.00     $21     $38     $52     $63     $72     $80     $85     $90     $93     $96     $97     $98
                1.20      20      36      49      60      68      76      81      86      89      91      92      93
                1.40      19      34      47      57      65      72      77      81      84      86      88      88
                1.60      18      32      44      53      61      68      73      77      79      81      83      83
                1.80      17      31      41      50      58      64      68      72      75      77      78      78
                2.00      16      29      39      47      54      60      64      68      70      72      73      74
                2.20      14      25      34      41      47      52      56      59      61      62      63      64
                2.40      12      21      29      35      40      44      47      50      51      53      54      54
                2.60      10      17      23      28      33      36      39      41      42      43      44      44
                2.80       8      13      18      22      25      28      30      32      33      34      34      34
                3.00       5      10      13      16      18      20      22      23      24      24      25      25
                3.20       3       6       8      10      11      12      13      14      14      15      15      15
                3.40       1       2       3       3       4       4       4       5       5       5       5       5
                3.50       0       0       0       0       0       0       0       0       0       0       0       0

                                                                                                        06/06/97  12:00 PM

                                                  Boston Edison Company                            Attachment 3
                                                Unrecovered Plant Balances                        Schedule 1
                                                      $ in Millions                             Page 5 of 14

                                                                                                           Applicable
                                                                                                             Annual
                                                                DPU                                       Depreciation
                                                              Form 1                                      for 1998 and
line   Source                                                Reference           12/31/95   12/31/97         Beyond
       ------                                                ---------           --------   --------         ------

       Col. A                                                 Col. B              Col. C     Col. D          Col. F
  1  Nuclear Land                                   p.205                            $6.7       $6.7
  2  Nuclear Plant in Service                       p.205                         1,181.9    1,181.9    rate
  3  Nuclear CWIP                                   p.216                             1.1        1.1
  4  Nuclear Accumulated Depreciation               p.219                          (444.3)    (537.3)    3.93%  $46.5
  5  Nuclear Intangible                                                              27.0       27.0
  6  Amortization of Nuclear Intangible                                              (9.8)     (11.5)    3.28%    0.9
  7  Nuclear Stabilization Line                      p.232                            0.6        0.4              0.1
  8  Nuclear Materials & Supplies                    Acct 15451                      31.6       31.6
  9  Amortization of Materials & Supplies            A/C 15462/15463                 (9.5)     (12.9)             1.7
 10  End of life unamortized final Nuclear Core      p 203 (av 1993/5)               27.5       27.5
                                                                                 -------------------
 11  TOTAL Nuclear                                    (sum of lines 1 - 10)        $812.8     $714.4
 12  LESS Contract Customers                         25.73133% of line 11          (209.1)    (183.8)           (12.7)
     -----------------------------------------------------------------------------------------------
 13  Net Pilgrim (a)                                 (Line 11 minus line 12)       $603.7     $530.6
     -----------------------------------------------------------------------------------------------

 14  Fossil Land (*)                                 p.205                           $7.1       $7.1
 15  Fossil Plant in Service (*)                     p.205                          842.7      842.7    rate
 16  Fossil CWIP                                     p.216                            3.3        3.3
 17  Fossil Accumulated Depreciation(*)              p.219                         (317.1)    (375.5)    3.47%   29.2

 18  Jets Land                                       p.207                            0.0        0.0
 19  Jets Plant in Service                           p.207                           42.3       42.3    rate
 20  Jets Accumulated Depreciation                   p.209                          (21.6)     (23.9)    2.76%    1.2
 21  LaGrange Street                                 p.221                            0.8        0.8
 22  Generation Related Transmission Plant                                           10.0       10.0
 23  Amortization of generation related Transmission Plant                           (6.3)      (6.7)    1.80%    0.2
 24  Generation Related General Plant                                                34.5       34.5
 25  Amortization of generation related General Plant                                (9.2)     (15.2)             3.0
---------------------------------------------------------------------------------------------------------------------
 26  Total Generation unrecovered Plant Balance       (sum of lines 13 - 24)     $1,190.3   $1,050.0            $33.6
---------------------------------------------------------------------------------------------------------------------

Legend:
------
       *    Fossil Fuel Plants Plant Balances include the Edgar and L Street sites         1112.2331
      (a)   Nuclear Plant Balances represent the BECo. portion only; Contract Customers share is excluded
      (b)   Col C represents 1995 per book numbers from the DPU Form 1
      (c)   Col D represents the 1995 per book numbers in Col.(c) adjusted for two years depreciation at the rates in
            Col.(F)
NOTE:  Additional voluntary depreciation not included in current base rates are specifically excluded
       (e.g. $22 million in 1996 for Mystic 4,5&6)
  This additional depreciation does not reduce the recoverable amount of the generating assets above.

                                                                                                        06/06/97  12:00 PM

                                                  Boston Edison Company                            Attachment 3
                                       Generation Related Regulatory Asset Balances               Schedule 1
                                                      $ in Millions                             Page 6 of 14

                                                                               Applicable
                                                                                 Annual
                                                                              Amortization
                                                   Balance as of              for 1998 and
         Regulatory Asset                      12/31/95     12/31/97             Beyond
         ----------------                      --------     --------             ------

line #   Col. A                                 Col. B       Col. C              Col. D
     1   FAS 109                                  $19.2        $20.3                  $1.7     (a)

     2   FAS 106 Deferral                           6.8          6.8                           (b)

     3   FAS 106 Transition Obligation             57.0         50.3                   3.4     (b)

     4   Unamortized Investment Tax Credit        (26.2)       (22.9)                 (1.7)    (a)

     5   National Energy Policy Act (NEPA)          9.3          7.6                   0.8     (c)

                     ---------------------------------------------------------------------
     6               Total                        $66.2        $62.2                  $4.2
                     ---------------------------------------------------------------------

         Notes:
         (a).  Allocation based on direct net plant adjusted for Pilgrim contract customer share
         (b).  Allocation based on direct labor adjusted for Pilgrim contract customer share
         (c).  Nuclear adjusted for Pilgrim contract customer share (25.73133%)

                                                                                                        06/06/97  12:00 PM

                                                  Boston Edison Company                            Attachment 3
                                   Boston Edison Share of Fixed Nuclear Operating Costs                  Schedule 1
                                                      $ in Millions                                    Page 7 of 14

                                                                         Fixed
         Line                                                          Operating
           #           Year                                              Costs
           -           ----                                              -----

                       Col. A                                           Col. B
                   1   1998                                                  $23
                   2   1999                                                   23
                   3   2000                                                   23
--------------------------------------------------------------------------------
                   4   2001
                   5   2002
                   6   2003

         Note:  There is no allocation to Pilgrim Contract Customers

                                                                                                        06/06/97  12:00 PM

                                                  Boston Edison Company                            Attachment 3
                                            Total Annual Decommissioning Cost                        Schedule 1
                                                      $ in Millions                                Page 8 of 14

          Line           Year                                           Boston
            #            ----                             Contract      Edison
            -            Col. A          Pilgrim          Customers     Share
                                         -------          --------------------

                                         Col. B            Col. C       Col. D
                    1    1998                $18                 $5        $13
                    2    1999                 18                  5         14
                    3    2000                 19                  5         14
------------------------------------------------------------------------------
                    4    2001                 19                  5         14
                    5    2002                 20                  5         15
                    6    2003                 21                  5         15
                    7    2004                 21                  5         16
                    8    2005                 22                  6         16
------------------------------------------------------------------------------
                    9    2006                 22                  6         17
                   10    2007                 23                  6         17
                   11    2008                 24                  6         18
                   12    2009                 25                  6         18
                   13    2010                 25                  7         19
------------------------------------------------------------------------------
                   14    2011                 26                  7         19
                   15    2012                 27                  7         20
                   16    2013

Col. B     $14 million in 1991 inflated at 3% per year

Col. C     Pilgrim Contract Customers share being 25.73133% of Col.B

Col. D     Col. B - Col. C

                                                                                                        06/06/97  12:00 PM

                                                  Boston Edison Company                            Attachment 3
                                               Power Contract Obligations
                                         Annual Obligations in Millions of Dollars                     Schedule 1
                                         (Includes both energy and capacity costs)
                                                                                                    Page 9 of 14
                                Ocean  Ocean                                                   Hydro
Line              Conn   Canal  State  State    NEA    NEA              Mass     MBTA    MBTA  Quebec   Mass   -----
  #              Yankee    1      1      2      (A)    (B)   L'Energia  Power   Jet 1   Jet 2   1&2    Yankee  Total
  -              ------    -      -      -      ---    ---   ---------  -----   -----   -----  ------  ------  -----

        Col.A    Col.B   Col.C  Col.D  Col.E  Col.F  Col.G     Col.H    Col.I   Col.J   Col.K  Col.L   Col.M   Col.N
    ---------------------------------------------------------------------------------------------------------
    Share of Unit  9.5%  25.0%  23.5%  23.5%  46.6%  29.0%       73.0%  44.3%  100.0%  100.0%   11.2%    9.5%
    ---------------------------------------------------------------------------------------------------------
   1    1998        $21    $25    $25    $27    $76    $50         $25    $50      $2      $0     $11      $6   $318
   2    1999         21     26     25     27     76     54          26     53       2       0      11       6    327
   3    2000         20     27     24     26     76     58          27     52       2       0      10       0    324
   4    2001         21     23     24     26     76     63          27     56       2       0      10       0    329
   5    2002         23      0     26     25     76     67          28     58       2       0      10       0    315
--------------------------------------------------------------------------------------------------------------------
   6    2003         24      0     23     27     76     72          29     61       2       3       9       0    327
   7    2004         26      0     24     26     76     78          30     61       2       3       9       0    334
   8    2005         27      0     24     26     76     84          31     65       2       3       8       0    346
   9    2006         29      0     24     26     76     90          25     65       0       3       8       0    346
  10    2007         16      0     24     25     76     97          26     68       0       3       8       0    342
--------------------------------------------------------------------------------------------------------------------
  11    2008          0      0     24     26     76    104          27     67       0       3       7       0    335
  12    2009          0      0     24     26     78    112          29     66       0       0       7       0    342
  13    2010          0      0     24     26     85    120          30     65       0       0       7       0    356
  14    2011          0      0      0     19     86     97          31     64       0       0       6       0    304
  15    2012          0      0      0      0    100      0          32     64       0       0       6       0    202
--------------------------------------------------------------------------------------------------------------------
  16    2013          0      0      0      0    102      0           0     63       0       0       5       0    171
  17    2014          0      0      0      0    104      0           0      0       0       0       5       0    109
  18    2015          0      0      0      0    113      0           0      0       0       0       5       0    118
  19    2016          0      0      0      0     94      0           0      0       0       0       4       0     98
  20    2017          0      0      0      0      0      0           0      0       0       0       0       0      0
--------------------------------------------------------------------------------------------------------------------
  21    2018
  22    2019

                                                                                                        06/06/97  12:00 PM

                                                  Boston Edison Company                            Attachment 3
                                                Annual Obligations in GWH
                                                                                                      Schedule 1

                                                                                                   Page 10 of 14

Line                  Conn             Ocean    Ocean                            Mass    MBTA    MBTA     Total
  #                  Yankee  Canal 1  State 1  State 2  NEA 1  NEA2   L'Energia  Power   Jet 1   Jet 2  Purchases
  -                  ------  -------  -------  -------  -----  ----   ---------  -----   -----   -----  ---------

          Col.A      Col. B   Col.C    Col.D    Col.E   Col.F  Col.G   Col.H     Col.I   Col.J   Col.K   Col. L
      ------------------------------------------------------------------------------------------------
      Share of Unit    9.5%    25.0%    23.5%    23.5%  46.6%  29.0%      73.0%  44.3%  100.0%  100.0%
      -----------------------------------------------------------------------------------------------------------
   1      1998                   634      541      540  1,167    726        350    642       1       0      4,600
   2      1999                   661      532      533  1,166    726        364    729       1       1      4,713
   3      2000                   715      555      556  1,170    728        366    602       1       1      4,693
   4      2001                   568      533      545  1,166    726        365    731       1       1      4,636
   5      2002                            554      555  1,166    726        364    707       1       1      4,075
-----------------------------------------------------------------------------------------------------------------
   6      2003                            533      534  1,167    726        365    755       2       1      4,082
   7      2004                            556      557  1,170    728        366    669       1       1      4,047
   8      2005                            533      545  1,167    726        365    732       1       1      4,069
   9      2006                            554      556  1,166    725        365    630               1      3,996
  10      2007                            533      534  1,166    725        364    644               1      3,966
-----------------------------------------------------------------------------------------------------------------
  11      2008                            556      557  1,170    728        366    543               0      3,921
  12      2009                            556      557  1,170    728        366    543                      3,921
  13      2010                            556      557  1,170    728        366    543                      3,921
  14      2011                                     418  1,170    546        366    543                      3,044
  15      2012                                          1,170               366    543                      2,079
-----------------------------------------------------------------------------------------------------------------
  16      2013                                          1,170                      543                      1,714
  17      2014                                          1,170                                               1,170
  18      2015                                          1,170                                               1,170
  19      2016                                            878                                                 878
  20      2017
-------------------                                                                                     ---------
Termination Dates  6/29/07  10/31/01  12/31/10  9/30/111  9/14/16  9/14/11  12/31/12  12/31/13  12/31/05

                                                                                                        06/06/97  12:00 PM

                                                  Boston Edison Company                            Attachment 3
                                        Annual Utility Unit Sales Power Contracts                       Schedule 1
                                                      $ in Millions                                  Page 11 of 14

          Line
            #            Year                      Total
            -            ----                      -----

                         Col. A                    Col. B
                    1    1998                          $0
                    2    1999                           0
                    3    2000                           0
                    4    2001                           0
                    5    2002                           0
                    6    2003                           0
                    7    2004                           0
                    8    2005                           0
                    9    2006                           0
                   10    2007                           0
                   11    2008                           0
                   12    2009                           0

Note:  Pilgrim Contract Customers are credited to the individual
          Access Charge pages
Note:  FERC wholesale contracts are revenue credited to the Distribution Charge

                                                                                                        06/06/97  12:00 PM

                                                  Boston Edison Company                            Attachment 3
                                         Annual Fixed Costs of Gas Transportation                      Schedule 1
                                                 Contractual Commitments                            Page 12 of 14
                                                      $ in Millions

          Line                                                              Total
            #                              Total            Assumed         Excess
            -                          Transportaion         Market          Over
                          Year             Cost            Value  (A)       Market
                          ----             ----            ----------       ------

                          Col. A          Col. B             Col. C         Col. D
                     1
                     2    1998                   $19              $10          $10
                     3    1999                    20               10           10
                     4    2000                    17                8            8
----------------------------------------------------------------------------------
                     5    2001                     0                0            0
                     6    2002                     0                0            0
                     7    2003                     0                0            0
                     8    2004                     0                0            0
                     9    2005                     0                0            0
----------------------------------------------------------------------------------
                    10    2006                     0                0            0
                    11    2007                     0                0            0
                    12    2008                     0                0            0

Note:  These Gas Transportation Charges relate to New Boston
          (A)  50% is deemed recoverable through the market.

                                                                                                        06/06/97  12:00 PM

                                                  Boston Edison Company                            Attachment 3
                                                 Summary of Acess Charges                              Schedule 1
                                            Deferred Taxes on Fixed Component                       Page 13 of 14
                                                      $ in Millions

                           Book Basis                             Tax Basis
                 ------------------------------        -------------------------------
                             Balance                                Balance
                 Balance    Generation   Total          Balance    Generation                 Excess
                 Net Book    Related      Net           Net Tax     Related     Total          Book           Deferred
Line             Value of   Regulatory   Book           Value of   Regulatory    Tax           Over           Taxes @
  #   Year End  Generation    Assets     Basis         Generation    Assets     Basis          Tax            39.225%
  -   --------  ----------    ------     -----         ----------    ------     -----          ---            -------

       Col. A     Col. B      Col. C     Col. D          Col. E      Col. F     Col. G        Col. H           Col. I
   1    1997        $1,050         $62   $1,112              $481         $50     $531          $581             $228
   2    1998           935          57      992               217          47      264           727              285
   3    1999           821          52      873               193          44      237           636              249
   4    2000           688          47      735               171          40      211           523              205
---------------------------------------------------------------------------------------------------------------------
   5    2001           612          41      653               150          37      187           466              183
   6    2002           535          36      571               130          34      163           408              160
   7    2003           459          31      490               109          30      139           351              138
   8    2004           382          26      408                90          27      117           291              114
   9    2005           306          21      327                81          23      104           222               87
---------------------------------------------------------------------------------------------------------------------
  10    2006           229          16      245                73          20       93           152               60
  11    2007           153          10      163                66          17       83            80               32
  12    2008            76           5       82                61          13       74             7                3
  13    2009             0          (0)       0                58          10       68           (68)             (27)
  12    2010
---------------------------------------------------------------------------------------------------------------------
  13    2011
  14    2012
Annual Amortization

     Legend:
     ------
        Col. B, line 1   Schedule 1 page5 Col D, line 25 - amortized as shown in Schedule 3 page 1
        Col. C, Line 1   Schedule 1 page6 Col C, line 6 - amortized as shown in Schedule 3 page 1
              Col. D     Col B + Col. C
              Col. E     Schedule 3 page 2
              Col. G     Col E + Col. F
              Col. H     Col D- Col. G
              Col. I     Col H * Composite Tax Rate of 39.225

                                                                                                        06/06/97  12:00 PM

                                                  Boston Edison Company                            Attachment 3
                                                Summary of Access Charges                             Schedule 1
                                            Carrying Charge on Fixed Component                     Page 14 of 14
                                                                        $ in Millions

                                                           Annual
                                                         Return on
                                                        Unamortized
                 Balance                                   Balance
                   of                         Average       Using
Line              Fixed    Deferred    Net      Net    Carrying Charge
  #   Year End  Component   Taxes    Balance  Balance    on Capital
  -   --------  ---------   -----    -------  -------    ----------

       Col. A    Col. B     Col. C   Col. D   Col. E       Col. F
   1    1997       $1,112      $228     $884                              -------------------------------------
   2    1998          992       285      706      795               86     Carrying Charge
   3    1999          873       249      623      665               72                          Year End
   4    2000          735       205      529      576               63     Capital Structure         1995
----------------------------------------------------------------------       LTD Taxable                47.63%
   5    2001          653       183      470      500               54       Preferred                   8.92%
   6    2002          571       160      411      441               48       Common Equity              43.45%
   7    2003          490       138      352      382               42                                 100.00%
   8    2004          408       114      294      323               35
   9    2005          327        87      239      267               29     Cost Rates
----------------------------------------------------------------------       LTD Taxable                 8.31%
  10    2006          245        60      185      212               23       Preferred                   8.22%
  11    2007          163        32      132      158               17       Common Equity               7.99%
  12    2008           82         3       79      105               11     Total Weighted Cost Rates     8.16%
  13    2009            0       (27)      27       53                6
  12    2010                                                               Reimbursement for taxes
----------------------------------------------------------------------     on equity component           2.71%

     Legend:                                                               Carrying Charge Rate         10.88%
     ------                                                               -------------------------------------
         Col. B    Schedule 1, Page 13, Col. D
         Col. C    Schedule 1, Page 13, Col. I                             Total weighted cost rate
         Col. D    Col. B - Col. C                                         less tax shield on debt       6.61%
         Col. E    (Col. D prior year + Col. D current year) / 2
         Col. F    Col. E * Total Carrying Charge of         10.88%

                                                                                                        06/06/97  12:00 PM

                                                  Boston Edison Company                            Attachment 3
                                   Reconciliation Adjustment - Illustrative Calculation
                                                                                                      Schedule 2

                                                                                                          Page 1

                        Revenue Adjustments                    Boston Edison Company Variable Cost Adjustments
        ----------------------------------------------------  --------------------------------------------------
                                                                                                         Actual
                                                                Base                         Actual      Power
        Estimated   Actual      Delta    Access    Revenue      Total        Actual          Power     Contracts
           kWh        kWh        kWh     Charge    Excess/    Variable       Nuclear         Total       Market
Year    Delivered  Delivered  Delivered  Billed  (Shortfall)  Component  Decommissioning  Obligations    Value
----    ---------  ---------  ---------  ------  -----------  ---------  ---------------  -----------    ------

Col. A   Col. B     Col. C     Col. D    Col. E    Col. F      Col. G        Col. H         Col. I       Col. J
1998       13,045     13,045          0    3.51           $0       $250              $36         $318       $114
1999       13,187     13,187          0    3.35            0        250               37          327        124
2000       13,329     13,329          0    3.35            0        245               37          324        124
----------------------------------------------------------------------------------------------------------------
2001       13,445     13,445          0    2.68            0        223               14          329        120
2002       13,547     13,547          0    2.53            0        213               15          315        117
2003       13,693     13,693          0    2.52            0        221               15          327        121
2004       13,822     13,822          0    2.49            0        226               16          334        124
2005       13,839     13,839          0    2.49            0        233               16          346        129
----------------------------------------------------------------------------------------------------------------
2006       13,920     13,920          0    2.43            0        232               17          346        130
2007       14,024     14,024          0    2.32            0        226               17          342        133
2008       14,019     14,019          0    2.21            0        216               18          335        137
2009       14,159     14,159          0    2.18            0        220               18          342        140
2010       14,301     14,301          0    1.61            0        230               19          356        145
----------------------------------------------------------------------------------------------------------------
2011       14,444     14,444          0    1.45            0        208               19          304        116
2012       14,588     14,588          0    0.97            0        140               20          202         82
2013       14,734     14,734          0    0.70            0        101                0          171         69
2014       14,881     14,881          0    0.41            0         60                0          109         48
2015       15,030     15,030          0    0.46            0         68                0          118         50
----------------------------------------------------------------------------------------------------------------
2016       15,181     15,181          0    0.40            0         59                0           98         39
2017       15,332     15,332          0    0.00            0          0                0            0          0
2018       15,486     15,486          0    0.00            0          0                0            0          0

                                        Boston Edison Company Variable Cost Adjustments
       --------------------------------------------------------------------------------------------------------------
                                                          Actual        Actual
                     Actual                    Actual     Damages,      PBR for
        Actual       Above         Actual     Employee     Costs,    Nuclear Units                          Annual
        Power        Market       Payments   Severance     or net      Remaining    Actual              Reconciliation
        Power         Fuel       in Lieu of     and      Recoveries      after       Total      Delta      Adjustment
       Contract  Transportation   Property   Retraining     from         Market    Variable   Variable      Excess/
Year   Buyouts       Costs         Taxes       Costs       Claims      Valuation   Component  Component    Shortfall
----   -------       -----         -----       -----       ------      ---------   ---------  ---------    ---------

Col. A  Col. K       Col. L        Col. M      Col. N      Col. O       Col. P      Col. Q     Col. R        Col. S
1998         $0             $10          $0          $0          $0             $0      $250         $0           ($0)
1999          0              10           0           0           0              0       250          0             0
2000          0               8           0           0           0              0       245          0             0
---------------------------------------------------------------------------------------------------------------------
2001          0               0           0           0           0              0       223          0             0
2002          0               0           0           0           0              0       213          0             0
2003          0               0           0           0           0              0       221          0             0
2004          0               0           0           0           0              0       226          0             0
2005          0               0           0           0           0              0       233          0             0
---------------------------------------------------------------------------------------------------------------------
2006          0               0           0           0           0              0       232          0             0
2007          0               0           0           0           0              0       226          0             0
2008          0               0           0           0           0              0       216          0             0
2009          0               0           0           0           0              0       220          0             0
2010          0               0           0           0           0              0       230          0             0
---------------------------------------------------------------------------------------------------------------------
2011          0               0           0           0           0              0       208          0             0
2012          0               0           0           0           0              0       140          0             0
2013          0               0           0           0           0              0       101          0             0
2014          0               0           0           0           0              0        60          0             0
2015          0               0           0           0           0              0        68          0             0
---------------------------------------------------------------------------------------------------------------------
2016          0               0           0           0           0              0        59          0             0
2017          0               0           0           0           0              0         0          0             0
2018          0               0           0           0           0              0         0          0             0

     Legend:
     ------
           Col. B   See Schedule 1, Page 1, Col. B
           Col. C   For demonstration purposes Actual kWh's delivered assumed to equal the Estimated kWh's delivered.
           Col. D   Col. C - Col. B
           Col. E   See Schedule 1, Page 1, Col. H
           Col. F   Col. D * Col. E
           Col. G   See Schedule 1, Page 3, Col. L
      Cols. H - P   For demonstration purposes Actual Variable Components are assumed to equal the Estimated Variable
                    Component illustrated on Schedule 1, Page 3
           Col. Q   Col. H + Col. I - Col. J + Col. K + Col. L + Col. M + Col. N + Col. O + Col. P
           Col. R   Col. Q - Col. G
           Col. S   Col. R - Col. F

                                                                                                        06/06/97  12:00 PM

                                                  Boston Edison Company                            Attachment 3
                                    Reconciliation Account - Illustrative Calculation
                                                                                                      Schedule 2

                                                                                                          Page 2

                                      Adjustment                                Annual    Collection of
                         Deferral of  for Actual     Access                     Pre-Tax    Prior Year
                           Access       FAS 106,     Charge      Annual         Return      Balance      End of Year
         Reconciliation    Charge     FAS 87, and  Mitigation  Shortfall/         on        Including      Account
 Year      Adjustment       Date        FAS 109    Incentive     Excess         Balance     Interest       Balance
 ----      ----------       ----        -------    ---------     ------         -------     --------       -------

 Col. A      Col. B        Col. C       Col. D       Col. E      Col. F         Col. G       Col. H        Col. I
 1997                                                                                                             0
 1998                (0)           0            0           0          (0)           (0)              0          (0)
 1999                 0            0            0           0           0             0               0           0
 2000                 0            0            0           0           0             0               0           0
-------------------------------------------------------------------------------------------------------------------
 2001                 0            0            0          (a)          0             0               0           0
 2002                 0            0            0          (a)          0             0               0           0
 2003                 0            0            0          (a)          0             0               0           0
 2004                 0            0            0          (a)          0             0               0           0
 2005                 0            0            0          (a)          0             0               0           0
-------------------------------------------------------------------------------------------------------------------
 2006                 0            0            0          (a)          0             0               0           0
 2007                 0            0            0          (a)          0             0               0           0
 2008                 0            0            0          (a)          0             0               0           0
 2009                 0            0            0          (a)          0             0               0           0
 2010                 0            0            0          (a)          0             0               0           0
-------------------------------------------------------------------------------------------------------------------
 2011                 0            0            0          (a)          0             0               0           0
 2012                 0            0            0          (a)          0             0               0           0
 2013                 0            0            0          (a)          0             0               0           0
 2014                 0            0            0          (a)          0             0               0           0
 2015                 0            0            0          (a)          0             0               0           0
-------------------------------------------------------------------------------------------------------------------
 2016                 0            0            0          (a)          0             0               0           0

Legend:
------
      Col. B   Schedule 2, Page 1, Col S                        Col. F   Col. B + Col. C + Col. D + Col. E
      Col. C   Calc. per Attach 6, para 2.9 (b)                 Col. G   Col. I Prior Year *                    10.88%
      Col. D   Calc. per Attach 6, para 2.9 (c)                 Col. H   Schedule 1, Page 3, Col.M
      Col. E   Schedule 1, Page 4, Col. E, but                  Col. I   Col. I Prior Year + (Col. F + Col. G + Col. H
               assumed zero until actually earned                        Current Year)

Note (a) actual earned incentive will be shown in this column when actually earned from the incentive mechanism on page 4

                                                                                                        06/06/97  12:00 PM

                                  ATTACHMENT 4




                              BOSTON EDISON COMPANY



                      TERM SHEET FOR BIDDING STANDARD OFFER
                          SERVICE INCLUDING FUEL INDEX

                                  ATTACHMENT 4




                              BOSTON EDISON COMPANY



                      TERM SHEET FOR BIDDING STANDARD OFFER
                          SERVICE INCLUDING FUEL INDEX

                           The Standard Offer Auction
                                Proposed Design


     It is the parties' intent that the bidding process for securing standard offer service be as competitive as possible and proceed in a timely manner. Therefore, based on the parties' current understanding of the timeframe for the Retail Access Date and divestiture, the parties believe at this time that the Final RFP for Standard Offer Service should be issued no sooner than the execution of purchase and sale agreements on the sale or transfer of Boston Edison's interest in Mystic 7 and New Boston 1 and 2 but, in any event, no later than six months after the Retail Access Date.

A.   Administrative Process and Time Line

     The Standard Offer Auction (the "Auction") will be administered and conducted via a common process for all distribution companies. Bids will be submitted and evaluated through a Request for Proposal process. The principal steps and approximate timing of the Auction are outlined below.

     September 1997 - Preliminary RFP Issued
     --------------   ----------------------

          The Preliminary RFP will detail all of the major elements, requirements and commercial terms and conditions of the final RFP that will be issued in 1998. Boston Edison will work with other NEPOOL distribution companies to try to establish common standards that will facilitate suppliers administration of bids to different utilities. Its purpose is to give potential bidders the necessary information to determine whether they intend to participate in the Auction. Specific pre-bid qualifications will be established including an audited statement of financial qualifications and other relevant information to ascertain a bidder's ability to perform.
          The preliminary RFP will also establish NEPOOL membership as a criterion for auction participation. Neither the terms of the Preliminary RFP nor Final RFP shall require a bidder to hold title to the power needed to fulfill its obligations under its bid.

          Pre-bid applications including required bidder qualification information are due by (a date to be specified in the Preliminary
          RFP) along with a modest non-refundable administration fee of $1,000.

     February 1998 - List of Qualified Bidders Submitted to the DPU
     -------------   ----------------------------------------------
          for informational purposes)

     April 1998 - Final RFP Issued (including a standard contract)
     ----------   ----------------

          Boston Edison recognizes that there is a balance of objectives between issuing the RFP early to promote early development of the market and issuing the RFP after the Retail Access Date when the commencement of the Standard Offer Obligation is known and the initial migration of large customers from the Standard Offer can be assessed.

     May 1998 - Bids Due
     --------   --------

          Bids would be accepted only from pre-qualified bidders and must include a deposit of $5,000 for each MWh/Hr the bidder proposes to supply over the duration of the Standard Offer. For example, if a bidder proposed to supply 500 MWh/Hr per year for seven years, its deposit would total $17,500,000 ($5,000 x 500 MWh/Hr x 7 yrs). This deposit is refunded in the event that a bidder is not selected. If successful, at the bidder's election, the deposit can either be refunded or applied toward the performance bond (described below).

     June 1998 - Winning Bidders Selected
     ---------   ------------------------

          Contracts are expected to be executed between bidders and the distribution companies and become effective upon the bidders (now considered "suppliers" in this description) establishing a "performance bond" in the amount of $50,000 per MWh/Hr to be supplied under the Standard Offer. The performance bond would be returned to the supplier upon completion of its contractual obligations.

          Notwithstanding the above schedule, the timing of the Standard Offer bidding process will be coordinated with generation divestiture and the Retail Access Date as described in the introductory paragraph to this Attachment 4.

          In addition, the date for filing a List of Qualified Bidders with the Department shall not precede the issuance of the Final RFP by more than 60 days.

B.   Important Auction Rules and Conditions

     1.   Minimum Bid Elements -
          --------------------   In order to conduct a fair and effective
          Auction, all bids from pre-qualified bidders must include a "Percentage Discount Off the Distribution Company Rates" (the "Discount") and the "Peak Demand Amount" as described and applied below. These two elements will be the only criteria by which winning bidders are chosen. All bids from pre-qualified bidders will otherwise be considered to be equivalent.

     2.   The Auction Procedures -
          ----------------------   Boston Edison shall implement the auction
          procedures described below for determining the suppliers of Standard Offer Service. However, these procedures may be revised if necessary to promote the following goals: i) maximize the number of auction participants as a means of optimizing discounts offered to Boston Edison; ii) ensure an economically efficient process that will result in the highest discounts appropriate to market conditions in Massachusetts; iii) and minimize opportunities for collusion among bidders.

          a.  Brand Name Identification and Back Up Service Power Auction -
              -----------------------------------------------------------
              This is a zero discount bid that will supply power that is not provided under sections b. or c. below. The successful bidder will be entitled to have its brand name shown on the customer's bill as the Back Up Service Power Provider. Where several bids are received, the bidder that wins the highest quantities in b. and c. below will be awarded the Back Up Service Contract.

          b.  Seven year Flat Discount Auction -
              --------------------------------   This is a single, constant
              discount to be in effect for all seven years of the Distribution Company Rates, expressed as a percentage greater than 0%, with larger discounts being viewed more favorably. Winning bidders are to be paid based upon the next highest discount bid whether determined by the Seven Year Flat Discount Auction or by the lowest discount bid in the next best Alternative Individual Auction Increment, discussed below (a second price or Vickery auction).(1) The bids in this auction shall be sealed until the Alternative Individual Year Auction set forth below is completed.

          c.  Alternative Individual Year Auction ("Alternative Auction") -
              -----------------------------------
              This Alternative Auction shall take place immediately following the Seven Year Flat Discount Auction. Bidders will be required to bid separately for each year, and unlike the Seven Year Flat Discount Auction, a bid for any single year may not be conditioned on success in any other year. Thus, the Alternative Auction shall allow bidders to specify different discounts in different years. Bid amounts must be in increments of 50 megawatthours per hour which will be delivered as specified below. Prices in the Alternative Auction shall be open to other bidders, but the identity of the bidders associated with the prices will not be identified. The Alternative Auction will continue for multiple rounds until the next bid fails to improve the discount offered in the prior bid by one percent.

              Following completion of the bidding, Boston Edison shall rank the bids for each individual year, with larger discounts viewed more favorably, and shall identify the best bids in each year that would fill a 50 megawatthour per hour increment covering all seven years of the purchase period. Boston Edison will then repeat the process for as many increments as possible until the bids no longer cover all seven years in the period.

[FN]
____________________
(1) For example, if the best four winning bids (out of 10 submitted) met the distribution company's expected demand at Discounts of 12.5%, 10%, 9% and 7% respectively, the first winning bidder would receive a discount of 10%, the second winning bidder 9%, the third 7%, and the fourth would receive the Discount bid by the first losing bidder (who bid 6.5%).

          d.  Selection of Suppliers from Both Auctions -
              -----------------------------------------   The increments from
              the Alternative Individual Year Auction will then be compared to the Seven year Flat Discount Auction by assigning the Alternative Individual Auction Increment with the lowest discount bid in any single year of the increment. In the event of ties, the earliest, highest discount shall have priority. Suppliers in the Alternative Individual year Auction shall be held to their bids, unlike the second price or Vickery auction used in the Seven year Flat Discount Auction.

     3.   Payment by Distribution Company -
          -------------------------------   The distribution company is
          responsible for paying suppliers at the following Distribution Company Rates, reduced by the applicable Discount, for all energy the supplier delivers (less losses) in the respective year. These rates are flat annual values and do not include a demand or capacity component and will not be adjusted for seasonal or time of day factors.

                   Distribution Company Rates
                   --------------------------
                   1998              3.2 cents/kWh
                   1999              3.5
                   2000              3.8
                   2001              3.8
                   2002              4.2
                   2003              4.7
                   2004              5.1

          For example, if a supplier bid a Discount of 5.5% and delivered
          500 GWH to ultimate customers in 1999, that supplier would receive $16,537,500 from the distribution company (3.5 cents/kWh x (1-.055) x 500 GWH x 1,000,000 kWh/GWH x .01 $/cents).

          A fuel index adjustment mechanism, applied to Distribution Company Rates, may provide additional revenues to suppliers in the event that large, unexpected increases in market oil and gas prices occur. This adjustment is further described below.

     4.   Peak Demand Amount -
          ------------------   Bids shall specify a Peak Demand Amount
          expressed in MWh/Hr that the bidder commits to supply to the distribution company in each year of the Standard Offer. This amount represents the nominal maximum amount of energy a supplier is responsible to provide the distribution company in any given hour as measured at the ultimate customer's meter and accounting for all distribution and transmission losses. The amount of the bid deposit and the performance bond will be determined based on the Peak Demand Amount times the number of years that the Peak Demand Amount will be provided. Suppliers are responsible for all electric delivery losses and any necessary transmission arrangements and costs. The minimum bid amount will be 50 MWh/Hr.

     5.   Right to Bid a Joint Supply -
          ---------------------------   Prequalified bidders will have the
          right, subject to any provision of law, to submit joint bids pursuant to which one supplier may provide less than the full amount of Delivered Energy as long as the other suppliers on the joint bid provide the remainder of the Delivered Energy obligation, and the total performance bond is posted and in effect for the seven years.

     6.   Higher Discounts Ensure a Right to a Longer Term of Supply -
          ----------------------------------------------------------
          Customers have the right to leave the Standard Offer at any time to receive service in the competitive energy market (subject to a minimal notice provisions). In addition, residential and G-1 customers have a limited right to return to Standard Offer service in the first year after the retail access date. As such, the amount of energy required from suppliers under the Standard Offer may likely decline over time. Supplier(s) who are in the increment with the highest Assigned Discount will have the right to provide energy for the longest period of time. With declining customer load due to departures from Standard Offer service, lower Discount suppliers whose Delivered Energy amount exceeds the distribution company's needs will have their Delivered Energy amounts reduced and Standard Offer supply contracts ultimately terminated.

     7.   Load Responsibility and Allocation -
          ----------------------------------   Suppliers are responsible for
          a percentage of the distribution company's Standard Offer real-time customer energy demand (minute by minute, hour by hour, day by day) including but not limited to any installed or operating reserves or other requirement required by NEPOOL or any Independent System Operator. This includes changes in customer demand for any reason, including but not limited to seasonal factors, normal daily load patterns, increased usage, demand side management activities, extremes in weather, etc. The only exception is for the loss of Standard Offer customers as described in the section immediately above. Responsibility is allocated to a supplier based on its Delivered Energy bid divided by the estimated hourly Standard Offer energy demand of the distribution company.

     8.   Responsibility for Electric Delivery Losses -
          -------------------------------------------   Suppliers will provide
          all losses, in kilowatts and kilowatt-hours, from the supplier's generation sources to the customer meter.

C.   Adjustment to Distribution Company Rates

     Distribution Company Rates, in B.3. above, are subject to upward adjustment if there are substantial increases in the market prices of No. 6 residual fuel oil (1% sulfur) and natural gas after 1999, as described in the following section. If invoked, prices would change as a function of the amount by which market fuel prices exceed the predetermined price "trigger" levels. These triggers have been set to allow a large dead-band in which no increases to Distribution Company Rates would apply.

D.   Standard Offer Fuel Index

     The Customer Rate in effect for a given billing month is multiplied by a "Fuel Adjustment" that is set equal to 1.0 and thus has no impact on Distribution Company Rates unless the "Market Gas Price" plus "Market Oil
                                                              ----
     price" for the billing month exceeds the "Fuel Trigger Point" then in effect, where:

          Market Gas Price is the average of the values of "Gas Index" for the
          ----------------
          most recent twelve months through and including the billing month, where:

          Gas Index is the average of the daily settlement prices for the last
          ---------
          three days that the NYMEX Contract (as defined below) for the month of delivery trades as reported in the "Wall Street Journal", expressed in dollars per MMBtu. NYMEX Contract shall mean the New York Mercantile Exchange Natural Gas Futures Contract as approved by the Commodity Futures Trading Commission for the purchase and sale of natural gas at Henry Hub;

     Market Oil Price is the average of the values of "Oil Index" for the
     ----------------
     most recent twelve months through and including the billing month, where:

          Oil Index is the average for the month of the daily low quotations
          ---------
          for cargo delivery of 1.0% sulfur No. 6 residual fuel oil into New York harbor, as reported in "Platt's Pilgrim U.S. Markets can" in dollars per barrel and converted to dollars per MMBtu by dividing by 6.3; and

     If the indices referred to above should become obsolete or no longer suitable, the distribution company shall file alternate indices with the Department.

     Fuel Trigger Point is the following amounts, expressed in dollars per
     ------------------
     MMBtu, applicable for all months in the specified calendar year:

                  2000        $5.35/MMBtu
                  2001        $5.35
                  2002        $6.09
                  2003        $7.01
                  2004        $7.74

In the event that the Fuel Trigger Point is exceeded, the Fuel Adjustment value for the billing month is determined based according to the following formula:

Fuel      = (Market Gas Price + $.60/MMBtu) + (Market Oil Price + $.04/MMBtu)
Adjustment  -----------------------------------------------------------------
                                   Fuel Trigger Point + $.60 + $.04/MMBtu

     Where:

          Market Gas Price, Market Oil Price and Fuel Trigger Point are as defined above. The values of $.60 and $.04/MMBtu represent for gas and oil respectively, estimated basis differentials or market costs of transportation from the point where the index is calculated to a proxy power plant in the New England market.

     For example, if at a point in the year 2002 the Market Gas Price and Market Oil price total $6.50 ($3.50/MMBtu plus $3.00/MMBtu respectively), the Fuel Trigger Point of 6.09 would be exceeded. In the case the Fuel Adjustment value would be

          ($3.50 + $.60/MMBtu) + ($3.00 + $.04/MMBtu) = 1.0609
          ----------------------------------------------------
                        $6.09 + $.60 + $.04/MMBtu

     The Customer Rate paid to the distribution company is increased by this Fuel Adjustment factor for the billing month, becoming 4.4548 cents/kWh (4.2 x 1.0609).

     In subsequent months the same comparisons are made and, if applicable, a Fuel Adjustment determined.

     Incremental revenues received by the distribution company as the result of a Fuel Adjustment would be allocated to Standard Offer suppliers in proportion to the Standard Offer energy provided by a supplier to the distribution company in the applicable billing month.

                                  ATTACHMENT 5

                              BOSTON EDISON COMPANY

                              PERFORMANCE STANDARDS
                           UNDER RETAIL ACCESS TARIFFS

                                  ATTACHMENT 5

                              BOSTON EDISON COMPANY

                              PERFORMANCE STANDARDS
                           UNDER RETAIL ACCESS TARIFFS

                                                              Attachment 5
                                                               Page 1 of 3






     Under the retail access tariffs, Boston Edison shall establish performance standards for reliability and customer service. The standards are designed so Boston Edison will incur various penalties depending upon its level of performance below an agreed upon target level. The standards are set based on averages of historic data, as shown on page 3 of this Attachment.




SERVICE RELIABILITY PERFORMANCE STANDARD

     The Service Reliability Performance Standard shall be defined as the duration of outages per customer served. An outage is the unscheduled loss of electric service to more than one customer for more than five minutes. The duration per customer served is the total length of time in minutes that an average customer is without service per year. Excluded from reliability measurement are extraordinary events, such as major disasters, earthquakes, wildfires, floods, hurricanes, tornadoes, ice storms, wind storms or other weather events beyond the control of the Company.

     The schedule penalties under the Service Reliability Performance Standard is as follows:

                     Duration
                    of Outages
                    (minutes)            Penalties
                    ----------           ---------
                    Less than 142              0
                    143 to 154             ($125,000)
                    155 to 166             ($250,000)
                    167 to 177             ($500,000)
                    More than 177        ($1,000,000)

                                                              Attachment 5
                                                               Page 2 of 3
CUSTOMER SERVICE PERFORMANCE STANDARD




     The Customer Service Performance Standard is the level of customer favorability. Boston Edison will commission annual surveys of its customers to determine their overall level of favorability with Boston Edison. Measurement shall be based on the combination of very favorable and favorable responses to customer survey participants questioned to their opinion of the Boston Edison company.

     The Schedule of penalties under the Customer Service Performance Standard is as follows:


                    % of Responses
                     Favorable or
                    Very Favorable       Penalties
                    --------------       ---------
                    77 or greater              0
                    76% to 74%             ($125,000)
                    73% to 71%             ($250,000)
                    70% to 68%             ($500,000)
                    Less than 67%        ($1,000,000)

                                                              Attachment 5
                                                               Page 3 of 3




                              BOSTON EDISON COMPANY
                       DEVELOPMENT OF PERFORMANCE STANDARDS
                   FOR SERVICE RELIABILITY AND CUSTOMER SERVICE

Service Reliability                   Customer Service:
Duration of Outages                   Customer Satisfaction

                                                              % of
                                                              ----
                                                              Respondents
                                                              -----------
                                                              Favorable or
                                                              ------------
               Year                                    Year   Very Favorable
               ----                                    ----   --------------
               1995         117                        1995              82%
               1994         133                        1994              83%
               1993         114                        1993              82%
               1992          84                        1992              85%
               1991          95                        1991              85%
               1990         111                        1990              82%
               1989         112                        1989              81%
               1988         171                     (*)1988              76%
               1987         131                        1987              79%
               1986         119                        1986

Average                     119             Average                      82%
Std. Deviation               24             Std. Deviation                3%

-------------------------------             --------------------------------
Performance Standard        142             Performance Standard         77%
-------------------------------             --------------------------------

Duration per Customer Served (Minutes) =    (*) Survey question changed from
            Customer Minutes Interrupted    customer opinion "your electric
            ----------------------------    company" to "Boston Edison
            Number of customers served      Company"

Customer Credit Schedule

                                            % of Respondents
Duration                    Customer        Favorable or            Customer
of Outages                  Credit          Very Favorable          Credit
up to 142                           $0      less than 68%           $1,000,000
143 to 154                    $125,000      68% to 70%                $500,000
155 to 166                    $250,000      71% to 73%                $250,000
167 to 177                    $500,000      74% to 76%                $125,000
more than 178               $1,000,000                      77%             $0

(increments of 1/2 a standard deviation)

                                 4:04 PM  3/10/97

                                  ATTACHMENT 6

                              BOSTON EDISON COMPANY

                               ENVIRONMENTAL PLAN

                                      for

                             INDUSTRY RESTRUCTURING

                                  ATTACHMENT 6

                              BOSTON EDISON COMPANY

                               ENVIRONMENTAL PLAN

                                      for

                             INDUSTRY RESTRUCTURING

                       Electric Utility Restructuring Plan
                       -----------------------------------
           Boston Edison Company - Proposal for Environmental Component
           ------------------------------------------------------------

I.   Purpose and Outline
     -------------------

     The purpose of the environmental component of an electric industry restructuring plan is to provide a means such that a competitive industry structure supports and furthers the efforts of environmental regulators to reduce the environmental impacts of electricity generation. There are multiple approaches towards attaining this objective. A few of these are:

     1. Continued implementation of Clean Air Act programs and requirements. Clearly there has already been substantial environmental improvement in recent years through programs such as EPA's Acid Rain Program and significant additional improvement is virtually certain through implementation of state and regional ozone control programs. These programs will continue, irrespective of industry restructuring, and it is not unreasonable to anticipate even further requirements as a result of national ambient air quality standards review or Clean Air Act reauthorization.

     2. Old source review approaches such as that laid out in the restructuring proposal filed in DPU 96-25, and which is also described below.

     3. Generation performance standards (GPS) approaches based upon establishment of regional caps and implementation of market trading systems for allowances issued under those trading caps.

     4. Environmental comparability approaches based upon level playing field principles applied to generation within a state or region as well as to electricity imports into a state or region.

     5. Unit, or system specific commitments for emissions reductions consistent with one or more of the above generic approaches.

Boston Edison's environmental proposal draws from each of these approaches.
We remain committed to continued implementation of programs and requirements pursuant to the Clean Air Act. We have also reviewed the old source performance standard approach as set forth in the settlement filing in DPU 96-25. Boston Edison and its affected units are already in substantial compliance with emissions levels that would result from this approach.
Section II, below, reiterates this generic proposal and Section III, below, contains Boston Edison's commitment to this proposal for its affected units. Finally, Boston Edison has also reviewed approaches being developed to implement Generation Performance Standards for NOx on a regional basis as well as to incorporate principles of environmental comparability. These and other elements which go beyond current Clean Air Act requirements or the old source review approach are addressed in Section IV, below.

II.  Generic Old Source Proposal
     ---------------------------

     1. The program is designed to require all older fossil-fueled electric generating units throughout the U.S. to meet "old source performance standards" ("OSPS") for NOx and SO2 on January 1 of the year following the year a unit becomes 40 years old. The 40 year time period starts from the year a unit commenced commercial operation. For those units that are 40 years or older in the year the program becomes effective, they will be required to meet OSPS by January 1 of the following year. The end point for this program is the year 2010; therefore, all units will be assumed to be 40 years old on or before December 31, 2009.

     2. As of the date the program becomes effective, each existing operating unit will receive "allowances" for that unit's emissions of NOx and SO2. Each allowance equals one ton of allowable emissions. Unit-specific allowances are aggregated to become a utility company-wide cap.

     3. New units or repowered units subject to New Source Performance Standards, that commence commercial operation after the date the program is implemented, will not receive allowances; and thus not be included under the program. Emissions from new or repowered units will not be included in determining a company's overall cap of NOx or SO2.

     4.      Unit-specific allowances are calculated as follows:

                a.  For units 40 years old or older, or by the year 2010:

Yearly Net Electrical                                  Conversion
Generation           X  Heat Rate  X  Emission Rate  X  Factor    =  Tons/Year
(kWh)                  (Btu/kWh)      (lbs./MMBtu)        1
                                                       ----------
                                                              9
                                                          2x10

                The elements of the formula are derived as follows:

                    i) Yearly Net Electrical Generation = average kWh of the highest eight (8) of ten (10) year period of 1986-1995, as reported on U.S. Department of Energy Form EIA - 767, Schedule IV.

                    ii)    Heat Rate = 10,000 Btu/kWh

                    iii)   Emission Rate = 0.30 lbs/MMBtu for SO2
                                           0.15 lbs/MMBtu for NOx

                PROVIDED, however, that if a unit's required emission rate is lower than the rates listed above, the lowest, most stringent emission rate applies.

                    iv) Conversion Factor = factor required to convert differing measures used in formula to result in tons per year of emissions.

                b.  For units less than 40 years old:

                    NOx --- Same formula as in 4.a. above, except that
                            emission rate is set at the regulatory limit.

                    SO2 --- Allowances as allocated under Acid Rain Program,
                            Title IV of federal Clean Air Act.

     5. Each utility company may meet its allowance cap by any combination of control technologies, fuel switching, unit retirements, operational changes and/or retirements of purchased or surplus allowances. Selection of any one or a combination of more than one of these options to meet the company cap will be at the sole discretion of the utility company.

     6. SO2 allowances may be traded freely in the market as allowed under the Clean Air Act, Title IV Acid Rain Program regulations. Unused allowances may be banked and carried forward also as allowed under the Acid Rain Program regulations.

     7. It is anticipated that a NOx trading program will be established similar to the federal SO2 program. Unused NOx allowances also may be banked, provided, however, that allowance withdrawals from the bank may be subject to a "flow control" mechanism as specified in the Ozone Transport Commission model rule.

     8. With respect to jointly-owned units, their participation in the program will be governed in the same manner as jointly-owned units rate governed under the federal Acid Rain Program.

     9. The final emission reductions applicable on January 1, 2010, will be subject to the following "trigger" mechanisms which assure that a substantive portion of the national emissions inventory is subject to this program:

             a. If in calendar year 2005, the actual NOx emissions of the emissions inventory in the Ozone Transport Region ("OTR") and in the East Central Area Reliability Coordination Agreement ("ECAR") and the Mid-America Interconnected Network ("MAIN") of the North American Electric Reliability Council (hereinafter collectively referred to as "the Region") are reduced by no less than 50% from the calendar year 1996 actual NOx emissions of the emissions inventory in the Region, then implementation of the OSPS for NOx will be on January 1, 2010. If a reduction of NOx emissions of 50% or greater is not achieved in calendar years 2005, the actual emissions of the emissions inventory in the Region will be measured in each successive calendar year until such time as the prescribed level of reduction from the year 1996 baseline is actually achieved, and implementation of the OSPS NOx requirements will be five
                  (5) years from the year the emission reduction of 50% or greater is actually achieved.

             b. If the SO2 allowances allocated under Title IV of the federal Clean Air Act to the emissions inventory in the Region in the year 2007 are 50% or less of the SO2 allowance allocation made in the year 2000, then implementation of the OSPS for SO2 will be on January 1, 2010. If a reduction of 50% or greater is not achieved in the year 2007, the SO2 allocation will be reviewed in each successive year until such time as the prescribed level of reduction from the year 2000 baseline is actually achieved, and implementation of the OSPS SO2 requirement will be three
                  (3) years from the year the reduction in allowance allocation of 50% or greater from the year 2000 baseline is actually achieved.

             The NOx- and SO2-specific triggers described above will be implemented independent of one another.

III. Boston Edison Specific Requirements Under Old Source Proposal
     ------------- -----------------------------------------------

     1. The specific emission reductions included in this proposal apply to the following major fossil-fueled power plants:

                  Mystic Station, Everett, MA
                      Unit Nos. 4, 5, 6 and & 7
                  New Boston Station, South Boston, MA
                      Unit Nos., 1 and 2

             Boston Edison Company is the owner and operator of the Mystic and New Boston Stations. Boston Edison may meet its allowance cap by any combination of control technologies, fuel switching, unit retirements, operations changes and/or retirements of purchased or surplus allowances.

     2. The program start date for Mystic and New Boston Stations is 2000. The dates when the Mystic and New Boston units will be subject to OSPS are as follows:

                  Unit No.     Mystic Station     New Boston Station
                  --------     --------------     ------------------
                    1               -                  2005(1)
                    2               -                  2005
                    4               2000(2)            -
                    5               2000
                    6               2000               -
                    7               2010(3)            -

[FN]
____________________
(1) Unit #1 is 40 years old in 2005, Unit # 2 in 2007.

(2) The average 40 year anniversary for the three units is 2000.

(3) Unit #7's 40 year anniversary is 2015.

     3. The emission profile for all the Mystic and New Boston units under the program, absent any triggers described in Section II.9 above and Section III.5 below, are illustrated in the attached graphs.

     4. With respect to SO2, as can be seen from the emission profile graph, Boston Edison's annual system emissions are currently well below the cap established by the program. Even with increased utilization of fuel oil above current levels, the annual system emissions will be at or below the program cap.

     5. With respect to NOx, the following additional trigger applies to Boston Edison:

             . On January 1, 2003, New Boston Unit Nos. 1 & 2 will receive allowances calculated pursuant to Section II.4.a. of this proposal if in calendar year 2000 the actual NOx emissions of the emissions inventory in the region is reduced by no less than 50% from the emissions of the emissions inventory in the Region in the baseline year of 1990. If a reduction of 50% or greater is not achieved in calendar year 2000, the actual emissions of the emissions inventory will be measured in each successive calendar year until such time as the prescribed level of reduction from the year 1990 baseline is actually achieved. New Boston Unit Nos., 1 & 2 will receive allowances pursuant to Section II.4.a of this proposal in the third year after the prescribed reductions in the emissions inventory are actually achieved; provided, however, that in no event shall the date the units are subject to the OSPS requirements of Section II.4 go beyond January 1, 2005 for New Boston Unit Nos. 1 & 2.

IV.  Additional Commitments
     ----------------------

     1. It is the intention that all environmental requirements herein pertaining to specific units would carry forward in the event such units were divested by Boston Edison. Provisions pertaining to the sale of specific units, when considering the existence of requirements imposed herein on a system-wide basis, will be developed in cooperation with the parties to effectuate the intent of this proposal.

     2. Boston Edison is prepared to support and commit to the further reductions of Nitrogen Oxides (NOx) emissions as defined under the recently proposed Generation Performance Standards (GPS) Cap and Trade Program. The EPA and other federal agencies appear to agree that additional controls for NOx are required within the Ozone Transport Assessment Group (OTAG) region in order to reduce the current 3 million tons of NOx emissions each ozone season to 1 million tons or less. Based on the best available scientific information, there is evidence and support for speedier reductions than called for in the OTC MOU, and the GPS program accomplishes this.

             Lowering emission caps cannot be done on a state-by-state basis. It must be done by advancing more aggressive national or regional environmental goals. The 1 Million Ton NOx GPS Cap & Trade Program would bring all utilities in the OTAG Region into compliance with these desired emission reduction goals over a three year timeframe. Specifically, the program calls for:

                  By May 1, 1999 all utility emissions would be capped at 1.6 million tons
                  By May 1, 2000 the cap would be reduced to 1.3 million tons By May 1, 2001 the cap would be reduced to 1.0 million ton

             The program establishes annual ozone season unit emission rates, based on the three year phased reduction cap, by which unit allowances may be allocated. NOx allowances for the ozone season would be allocated to Boston Edison units in an amount determined by the formulas set forth in the GPS program. Since this is a regional program and since current emissions from Boston Edison units are well below those of other regional utilities, our commitment to implement such reductions would be conditioned upon adoption of the GPS program either in Massachusetts, Connecticut and one other New England state or in Massachusetts and four other OTR states upwind of Massachusetts.

     3. Boston Edison supports the position outlined by Commissioner Struhs of the Massachusetts Department of Environmental Protection in his October 29, 1996 letter in Docket DPU 96-25 concerning the principle of environmental performance and operational efficiency applying to all entities that intend to sell electricity in Massachusetts. We recognize the difficulty in implementing such a standard of environmental comparability on a regional basis but propose to work with DEP and other parties in order to effectuate such a principle through appropriate legislative or regulatory action.

                                  ATTACHMENT 7



                              BOSTON EDISON COMPANY

                    JURISDICTIONAL SEPARATION OF TRANSMISSION
                     AND DISTRIBUTION FACILITIES PURSUANT TO
                                 FERC ORDER 888

                                  ATTACHMENT 7



                              BOSTON EDISON COMPANY

                    JURISDICTIONAL SEPARATION OF TRANSMISSION
                     AND DISTRIBUTION FACILITIES PURSUANT TO
                                 FERC ORDER 888

                   BECO Evaluation of FERC's Seven Factor Test

                                Table of Contents


                                                                         Page
                                                                         ----
I.     Summary                                                             1

II.    Federal and State Jurisdictional Requirements per FERC Order 888    3

III.   Definition of BECO Retail Distribution System                       4

IV.    Definition of BECO Transmission System                              11

V.     Attachments                                                         12

I.     Summary


       The Federal Energy Regulatory Commission ("FERC" or "Commission") in

its Order 888 proposed a seven factor test to differentiate between transmission facilities subject to FERC's jurisdiction and distribution

facilities subject to state rate-making authority.   FERC has affirmed its

exclusive authority over all transmission and distribution facilities for wholesale wheeling and the transmission component of unbundled interstate retail wheeling.  The seven-factor test set forth in Order 888 is designed to identify the characteristics of local distribution systems that differentiate them from transmission systems.  The seven-part test proposed by the

Commission is intended to be evaluated on a case by case basis and is based on the actual use of the distribution and transmission system.

       Boston Edison Company ("BECO") is a traditional vertically integrated public utility serving a compact urban population center immediately surrounding the City of Boston.  In anticipation of regulatory changes designed to promote competition at the wholesale and retail levels, the

Company was functionally reorganized on January 1, 1996 to segregate nuclear and fossil generation, retail distribution, and transmission activities under the BECO Corporate umbrella, along with several unregulated subsidiaries.

       BECO concludes that its existing organizational structure is in accordance with the Commission's definition of transmission and local distribution facilities based on actual use of the transmission and distribution systems.  Separate business units have been established for

Nuclear and Fossil Generation functions.  The wires business has been further segregated within the Electric Delivery Section of the Customer Business Unit.

The Electric Delivery Section
includes the retail transmission and distribution resources which are subject to state rate-making jurisdiction today.  Within the Electric Delivery

Section, all transmission facilities are now consolidated within the

Transmission Group.

II.    Overview of Federal and State Jurisdictional Requirements per FERC

       Order 888


       In Order 888, the FERC addresses its exclusive jurisdictional claim over unbundled transmission in interstate commerce used by public utilities for retail wheeling up to the point of local distribution.  The Commission also exercised exclusive jurisdiction over all facilities, whether transmission or distribution, used for wholesale wheeling.  To determine the jurisdictional bright line for retail access purposes, the Commission proposed the seven factor test of local distribution.  This test of functional and technical characteristics of facilities would define local distribution facilities.

       Under Order 888, the Commission will defer jurisdiction over local distribution facilities to state commissions if the state commission applies the seven criteria set forth in Order 888.  Accordingly, this report is prepared for use before the Massachusetts Department of Public Utilities, as well as FERC, when evaluating the jurisdictional separation between transmission and distribution facilities.

III.   Definition of Boston Edison Company Distribution System


       The local distribution systems of Boston Edison Company are typically

5, 15, or 25 kV class systems.  These systems are radial in nature, serving retail load in the vicinity of the local distribution facilities.  The local distribution systems are typically supplied from the 115 kV transmission system through one or more step-down transformers.  Metering that measures the total kilowatt hours flowing into each local distribution area at each delivery point is on the low voltage side of the step-down transformers.

Attachment 1 illustrates a typical interface between the transmission and distribution systems.

       Boston Edison utilizes four types of common distribution systems for delivery of energy at the retail level.  All four types are served from the

115 kV transmission system through one or more step-down transformers.  The four types of distribution systems are:

1.     Radial 4 kV or 14 kV distribution - radial distribution system serving retail customers directly through their service transformers.

2.     Primary Network - A system of 14 kV feeders supplying local Primary

       Network Units consisting of 14/4 kV transformers which supply a network of 4 kV distribution circuits.  Each end of each 4 kV distribution circuit is supplied from a different Primary Network Unit.

3.     Secondary Network - A system of 14 kV feeders supplying transformers stepping the voltage down to either (a) 120/208 v secondaries connected in a network of secondary mains or to (b) 277/480 v secondaries connected in a spot network supplying individual major customers. Boston Edison Company operates six major network substations which each supply a different geographic area of the downtown portion of the city of Boston.

4.     Distribution System Supply Lines - A system of 14 kV or 24 kV feeders supplying individual major customers at the 14 kV level or supplying

       14 kV and 4 kV distribution substations.

       Distribution circuits of Type 1 are radial by definition.  Distribution

Systems Types 2 and 3, primary and secondary networks, involve local networking at the low voltage level for the purposes of improving distribution system reliability.  Although power may be supplied from more than one transmission/distribution interface, power flow is always into the geographic area served by the distribution facilities.  Distribution facilities are not used to transmit bulk power from one geographic area to another.  The power is consumed within the distribution service area.  The radial distribution circuits often terminate at an open tie switch to an adjacent circuit.

However, opening or closing tie points on the distribution system has no effect on the integrity or reliability of the bulk transmission system.

       Attachment 2 is a list of Boston Edison Company transmission/

distribution interface points.  This attachment identifies each supply point by station number and location, transmission voltage, distribution voltage,

and the type of distribution system supplied from that location.

       The distribution systems of the Boston Edison Company meet the seven part test for distribution systems as described below:

1.     Local distribution facilities are in close proximity to retail customers.

              Boston Edison Company's distribution facilities are in close proximity to retail customers, as these are the circuits that emanate from local distribution substations and serve customers in a limited geographical area.  These circuits typically are installed overhead or underground along public roads.

              Attachment 3 shows an example of a radial 4 kV distribution circuit.  Attachment 4 is an example of a radial 14 kV distribution circuit.  A 14 kV distribution circuit typically covers a larger area than a 4 kV circuit but is still local in nature.

              Attachment 5 shows an example of the territory served by a typical 4 kV distribution substation.  This particular distribution system serves customers in a portion of the Town of Framingham, plus a small number of customers in several adjacent towns.

              Boston Edison Company operates three separate 4 kV primary networks located in Roxbury, Somerville and Brookline.  Each of these primary networks serve a separate geographic portion of these communities.  The company also operates six separate secondary networks in the City of Boston.  Each secondary network serves a different geographic portion of the City.  There are no electrical ties of distribution voltage between secondary networks.

              The 14 kV and 24 kV distribution system supply lines, which are the fourth type of distribution system, emanate from a 115/14 kV or

       115/24 kV step-down station and supply large, individual customers directly at 14 kV or supply the Company's 14 kV or 4 kV distribution substations.  These distribution substations directly supply the local area
       load.  The Company operates more than 500 4 kV distribution circuits and more than 200 14 kV distribution circuits directly serving retail customers.

2.     Local distribution facilities are primarily radial in character.

              The distribution facilities of the Boston Edison Company are primarily radial in character, and serve a limited area from one or more transmission supply points.  These facilities typically benefit the local area, and do not affect the operation or integrity of the transmission system other than as local load delivery points.

              As mentioned earlier, radial 4 kV and 14 kV distribution

       circuits are radial by definition but may have normally-open ties with similar circuits.  These tie points, along with switches embedded in the bodies of these circuits, are either manually operated or radio controlled and may be used to isolate portions of circuits and restore service to customers in the event of an outage.

              Primary networks consist of a set of 4 kV feeders which

       collectively supply a single local area.  There are often normally-open tie switches to adjoining radial 4 kV circuits.  The three Primary

       Networks are supplied radially from 115/14 kV step-down stations.

              Secondary networks consist of a set of 14 kV feeders from the respective 115/14 kV step-down stations, which radially supply a single local area.  The downtown area of the City of Boston is divided into six separate local secondary networks.  Embedded into these secondary networks are smaller spot networks which radially supply large,

       individual customers.  There are no ties between secondary networks and between spot networks.

              The 14 kV and 24 kV distribution system supply lines perform two functions.  First, they are used to radially supply individual major customers directly at 14 kV from the 115/14 kV step-down stations.

       Generally, a large customer will be supplied by two or more 14 kV feeders.  The second feeder is often used to provide backup.  The second function of distribution system supply lines is to radially supply 14/4 kV substations or local 14 kV distribution switching substations.  In this case, the 14/4 kV substations and the 14 kV switching substations in turn radially supply 4 kV and 14 kV radial distribution circuits which supply the local customers.

              Attachments 6 through 20 show the 14 kV and 24 kV distribution system supply feeders and a symbol sheet containing an explanation of the devices shown in the system diagrams.  Also shown on these diagrams are the transmission interface substations and the 4 kV distribution substations.

3.     Power flows into local distribution systems; it rarely, if ever, flow out.

              Power flow is into a local distribution system, and is metered at the transmission/distribution interface.  More than one supply point may exist.  Because these systems are radial in nature, the net power flow will be into the system to serve the local load.  If generation exists on the distribution system, separate billing metering facilities would be located at the local generation facility.  Attachment 21 shows an example of where generation resides on a 14 kV distribution facility which also provides service to retail customers.  The generators are shown as J1, J2, and J3 on Attachment 21.

4.     When power enters a local distribution system, it is not re-consigned or transported on to some other market.

              Boston Edison Company's distribution systems serve retail end-

       use customers.  In cases where distribution facilities are also used to serve wholesale customers, that portion of the cost of those facilities used for wholesale services would be assigned to the wholesale transaction.  Separate metering is located at the wholesale customer to segregate wholesale deliveries from local distribution deliveries.

       Attachment 22 shows an example where the wholesale customer, Wellesley

       Municipal, is served from the 14 kV bus at Station 292, a 14 kV distribution facility.  The 14 kV bus also serves retail end-use customers in the Newton/Needham area.  The 14 kV feeders supplying

       Wellesley Municipal are shown as lines 41-212 and 41-213 on Attachment

       22.

5.     Power entering a local distribution system is consumed in a comparatively restricted geographical area.

              Boston Edison Company's distribution systems serve load in a comparatively restricted geographical area.  The geographical area served by a local distribution system depends on the load density of the area.  For example, more than one 14 kV radial distribution circuit would normally be required to serve a small rural town.  In general,

       4 kV distribution circuits have lower capacity than 14 kV circuits:

       therefore, a 4 kV circuit serves an even smaller geographical area.

       As mentioned previously, each of the three primary networks serves a fraction of one community.  Each of the secondary networks serves approximately one-sixth of the downtown Boston area.

6.     Meters are based at the transmission/distribution interface to measure flows in to the local distribution system.

              Metering to measure flows into the local distribution systems of the Boston Edison Company is based on the low voltage side of the step-

       down transformers.  This metering is driven by relay accuracy instrument transformers.  These meter readings will be adjusted to include the estimated losses in the step-down transformers.  The adjusted meter readings represent the flow from the transmission system into the distribution system at the actual transmission/distribution interface.

7.     Local distribution systems will be of reduced voltage.

              The local distribution voltages of the Boston Edison Company are

       4 kV, 14 kV, and 24 kV.  This compares to Boston Edison Company's transmission system voltages of 115 kV, 230 kV and 345 kV.

IV.    Definition of the Boston Edison Company Transmission System


       The function of transmission facilities is to integrate generation resources over large geographical areas and deliver the power to local distribution supply systems.  The Boston Edison Company transmission system is used to transmit power from generation resources located on its system or on the transmission systems of others to the loads served by the distribution system.  The transmission system is interconnected in multiple locations to the transmission systems of neighboring utilities.  Transmission lines are not directly connected to retail customers.  The transmission system is defined as the 115 kV and above transmission lines, the 115 kV circuit breakers, busses and associated substation facilities, and the transformers which interconnect the 115 kV, 230 kV, and 345 kV systems.  The 115/14 kV and 115/24 kV step-down transformers and associated 14 kV and 24 kV switchgear are considered to be part of the distribution system.

                                  Attachments
                                  -----------



Attachment 1     Typical Transmission/Distribution Interface

Attachment 2     List of Transmission/Distribution Interface points

Attachment 3     Example of a radial 4 kV distribution circuit

Attachment 4     Example of a radial 14 kV distribution circuit

Attachment 5     Map of service territory of a typical 4 kV distribution
                 substation

Attachment 6     System Diagram Symbol Sheet

Attachment 7     Edgar Area System Diagram

Attachment 8     Station 4 L Street Area South Boston System Diagram

Attachment 9     Walpole Area System Diagram

Attachment 10    Roslindale-Needham-Hyde Park Area System Diagram

Attachment 11    Brighton-Cambridge Area System Diagram

Attachment 12    Mystic Area System Diagram

Attachment 13    Medway-Framingham Area System Diagram

Attachment 14    Waltham Area System Diagram

Attachment 15    Lexington Area System Diagram

Attachment 16    Woburn Area System Diagram

Attachment 17    Watertown Area System Diagram

Attachment 18    Dorchester Area System Diagram

Attachment 19    Newton-West Roxbury Area System Diagram

Attachment 20    South Boston Area System Diagram

Attachment 21    Example of wholesale generation on the distribution system

Attachment 22    Wellesley municipal supplied at 14 kV

                                                                Attachment 1

Graph of Typical Boston Edison Company Transmission/Distribution Interface -
Illustrates:
  Factor 6:  Meters are based at the transmission/distribution interface to measure flows in to the local distribution system.
  Factor 7:  Local distribution systems will be of reduced voltage.

                                                                          Attachment 2

Boston Edison Company
                              ---------------------
                    Transmission/Distribution Interface Points
                    ------------------------------------------

                                               Transmission    Distribution     Distribution
Station No.   Station Address                  Voltage in kV   Voltage in kV   System Type(s)
-----------   ---------------                  -------------   -------------   --------------
        2     Hawkins Street, Boston                115             14                3

        4     L Street, South Boston                115             14               1, 4

       12     Chatham Street, Boston                115             14                3

       20     Cecil Place, Dedham                    24             14               1, 4

       53     High Street, Boston                   115             14                3

       65     West Street, Medway                   115             14               1, 4

       71     Charles Street, Boston                115             14                3

       75     Bridge Street, No. Weymouth           115             14                4

      106     Andrew Square, South Boston           115             14             1, 2, 4

      110     Baker Street, West Roxbury            115             24                4

      132     Deer Island, Boston                   115             14                4

      146     South Street, Walpole                 115             14               1, 4

      148     Chestnut Street, Needham              115             14               1, 4

      211     Cove Street, Woburn                   115             14               1, 4

      240     Leland Street, Framingham             115             14               1, 4

      250     Alford Street, Boston                 115           24, 14           1, 2, 4

      274     Western Avenue, Sherborn              115             14               1, 4

      282     Main Street, Waltham                  115             14               1, 4

      292     Elliot Street, Newton Highlands       115             14               1, 4

      320     Off Marret Street, Lexington          115             14               1, 4

                                                                          Attachment 2

      329     Lincoln Street, Brighton              115           24, 14           1, 2, 4

      342     Off Boston Post Road, Sudbury         115             14               1, 4

      375     Dragon Court, No. Woburn              115             14               1, 4

      391     Middlesex Street, Burlington          115             14               1, 4

      402     Prospect Street, Somerville           115             14                4

      416     Old Mill Road, Maynard                115             14               1, 4

      433     Speen Street, Framingham              115             14               1, 4

      445     Crescent Avenue, Chelsea               24             14               1, 4

      450     Trapelo Road, Waltham                 115             14               1, 4

      455     Off Worcester Road                    115             14                1
              West Framingham

      456     County Street, Dover                  115             14                1

      467     Arsenal Street, Watertown             115             14               1, 4

      470     Walpole Street, Canton                115             14               1, 4

      483     Dewar Street, Dorchester              115             14                4

      488     Willoughby Street, Chelsea            115             14               1, 4

      492     Scotia Street, Boston                 115             14               3, 4

      496     Hyde Park Avenue, Hyde Park           115             14               1, 4

      514     Kingston Street, Boston               115             14                3

      533     Hartwell Avenue, Lexington            115             14               1, 4


Distribution System Types:

          1 Radial 4 kV or 14 kV
          2 Primary Network (PNU)
          3 Secondary Network
          4 Distribution Supply System (DSS)

                                                                Attachment 3

Graph of Circuit 2406 - Station 24 - Example of a radial 4 kV distribution circuit

                                                                Attachment 4

Graph of Circuit 292-H2 - Station 292 - Example of a radial 14 kV distribution circuit

                                                                Attachment 5

Graph of 24th Station Circuits - Map of service territory of a typical 4 kV distribution substation

                                                                Attachment 6

System Diagram Symbol Sheet - Symbols (1) - System Diagram Sheet 1 - 24 & 13.8kV (115kV in part) - Date: December 29, 1990

                                                                Attachment 7

Graph of Edgar Area (3) - System Diagram Sheet 3 - 24 & 13.8kV (115kV in part) - Date: January 6, 1995 - PRELIMINARY

                                                                Attachment 8

Graph of Station 4, L Street Area, South Boston (4) - System Diagram Sheet 4 - 13.8kV (115kV in part) - Date: April 16, 1996

                                                                Attachment 9

Graph of Walpole Area (5) - System Diagram Sheet 5 - 24 & 13.8kV (115kV in part) - Date: February 19, 1992 - PRELIMINARY

                                                                Attachment 10

Graph of Roslindale-Needham-Hyde Park Area (6) - System Diagram Sheet 6 - 24 & 13.8kV (115kV in part) - Date: February 19, 1992 - PRELIMINARY

                                                                Attachment 11

Graph of Brighton-Cambridge Area (7) - System Diagram Sheet 7 - 24 & 13.8kV (115kV in part) - Date: February 19, 1992 - PRELIMINARY - TEMPO - MAY 27, 1993

                                                                Attachment 12

Graph of Mystic Area (8) - System Diagram Sheet 8 - 24 & 13.8kV (115kV in part) - Date: February 19, 1992 - PRELIMINARY

                                                                Attachment 13

Graph of Medway-Framingham Area (9) - System Diagram Sheet 9 - 24 & 13.8kV 115kV in part) - Date: February 19, 1992 - PRELIMINARY

                                                                Attachment 14

Graph of Waltham Area (10) - System Diagram Sheet 10 - 24 & 13.8kV (115kV in part) - Revised Date: May 11, 1995

                                                                Attachment 15

Graph of Lexington Area (11) - System Diagram Sheet 11 - 24 & 13.8kV (115kV in part) - Date: February 19, 1992 - PRELIMINARY

                                                                Attachment 16

Graph of Woburn Area (12) - System Diagram Sheet 12 - 24 & 13.8kV (115kV in part) - Date: May 11, 1995

                                                                Attachment 17

Graph of Watertown Area (13) - System Diagram Sheet 13 - 24 & 13.8kV (115kV in part) - Revised Date: May 11, 1995

                                                                Attachment 18

Graph of Dorchester Area (14) - System Diagram Sheet 14 - 24 & 13.8kV (115kV in part) - Date: May 11, 1995

                                                                Attachment 19

Graph of Newton-West Roxbury Area (15) - System Diagram Sheet 15 - 24 & 13.8kV (115kV in part) - Date: May 11, 1995

                                                                Attachment 20

Graph of South Boston (16) - System Diagram Sheet 16 - 24 & 13.8kV (115kV in part) - Date: Sept. 27, 1995 - TEMPO

                                                                Attachment 21

Graph of Station 240, Leland Street, Framingham, Framingham Ring (240) -
Date: April 22, 1996 - Example of wholesale generation on the distribution system

                                                                Attachment 22

Graph of Station 292, Elliot St. at B & A R.R., Newton Highlands (292) -
Date:  June 17, 1996 - Wellesley municipal supplied at 14 kV